             As filed with the Securities and Exchange Commission on
                               August 13,  2001
                            Registration No. _______

                        - - - - - - - - - - - - - - - - -
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                     - - - -
                                    FORM N-14
                                      ----
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/
                                      -----
                                      -----
                         Pre-Effective Amendment No. / /
                                      -----
                                      -----
                        Post-Effective Amendment No. / /
                                      -----
                        (Check appropriate box or boxes)
                             - - - - - - - - - - - -

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
          Four Embarcadero Center, San Francisco, California 94111-4189
                    (Address of Principal Executive Offices)

                                 (800) 237-4218
                        (Area Code and Telephone Number)
                              - - - - - - - - - - -
                               ROBERT J. GOLDSTEIN
                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                             Four Embarcadero Center
                      San Francisco, California 94111-4189
                     (Name and address of Agent for Service)
                               - - - - - - - - - -
                                   Copies to:

     JOSEPH B. KITTREDGE, JR., ESQUIRE              EARL D. WEINER, ESQUIRE
               ROPES & GRAY                           SULLIVAN & CROMWELL
          One International Place                       125 Broad Street
     Boston, Massachusetts 02110-2624            New York, New York 10004-2498

                               - - - - - - - - - -

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

----------------------------------------------------------------------------------------------------------------------------
 TITLE OF SECURITIES BEING       AMOUNT BEING      PROPOSED MAXIMUM OFFERING      PROPOSED MAXIMUM           AMOUNT OF
        REGISTERED                REGISTERED            PRICE PER UNIT*       AGGREGATE OFFERING PRICE   REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------------
       Common Stock              4,567,416                  $11.04                   $50,446,268               $12,612

----------------------------------------------------------------------------------------------------------------------------

* Calculated pursuant to Rule 457(d) under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF CONTENTS

Message from the President of the Funds

Notice of Annual Meeting of Stockholders of Dresdner RCM Global Strategic Income Fund, Inc.

Notice of Annual Meeting of Stockholders of RCM Strategic Global Government Fund, Inc.

Combined Prospectus/Proxy Statement

PROXY CARD ENCLOSED

PRESIDENT'S LETTER




                 DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                             Four Embarcadero Center
                      San Francisco, California 94111-4189
                                 (800) 237-4218
                                                            [____________], 2001

To the stockholders of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") and RCM Strategic Global Government Fund, Inc. ("RCS Fund"):

         At the annual Meetings of Stockholders of DSF Fund and RCS Fund (each, a "Fund," and collectively, the "Funds") to be held on October 12, 2001, stockholders of each Fund will be asked to consider and approve, among other things, the proposed merger of DSF Fund with and into RCS Fund (the "Merger") pursuant to the Agreement and Plan of Merger and Contingent Liquidation between the Funds dated as of August 2, 2001 (the "Merger Agreement"). As more fully described in the enclosed Prospectus/Proxy Statement, the Funds generally have similar investment objectives and policies, and both are managed by Dresdner RCM Global Investors LLC ("Dresdner RCM"). At July 13, 2001, the net assets of DSF Fund were $83,019,743, and the net assets of RCS Fund were $333,262,750.

         The Merger is to be preceded by a tender offer by DSF Fund for up to 50% of its shares of common stock outstanding at the date of the Merger Agreement at a price per share equal to 99-1/2% of net asset value at the expiration of the tender offer (the "Tender Offer"). If the Merger Agreement is approved, shares of each DSF Fund stockholder that are not purchased by DSF Fund in the Tender Offer will be converted into shares of RCS Fund having the same aggregate net asset value as his or her DSF Fund shares on the date of the Merger.

         If more than 75% of DSF Fund's outstanding shares are tendered in the Tender Offer, or if the discount from net asset value at which shares of RCS Fund are trading at the expiration of the Tender Offer is more than 15 percentage points greater than the discount at which DSF Fund's shares are trading, the Tender Offer and the Merger will be abandoned and DSF Fund will instead be liquidated.

         In November 2000, a non-binding stockholder proposal urging the Board of Directors of DSF Fund to take the steps necessary to open-end DSF Fund was approved by stockholders. In response, the Board of Directors of DSF Fund considered ways for stockholders to realize the net asset value of their shares, but also examined options to provide continuity to those stockholders who wanted to earn high current income through investment in a vehicle like DSF Fund. The Board of Directors of DSF Fund determined to allow stockholders to receive approximate net asset value through the proposed tender offer while providing continuity to remaining stockholders by merging DSF Fund into a similar fund in a tax-free exchange. Because RCS

Fund has investment objectives and strategies similar to DSF Fund and is also managed by Dresdner RCM, the Board of Directors of DSF Fund felt it would be a particularly attractive merger partner. The Board of Directors of DSF Fund, in approving the Merger, determined that the stockholders of DSF Fund whose shares were not acquired in the Tender Offer would benefit from the reduction in the per share expense ratio resulting from the merger into a substantially larger fund.

         The Board of Directors of RCS Fund, in approving the Merger, considered the possibility that the resulting increase in RCS Fund's assets could be marginally accretive to RCS Fund's earnings. In addition, the Board considered that the increase in the number of outstanding shares of RCS Fund as a result of the Merger might create a more liquid market for shares of the Fund. The Merger is otherwise expected to have no impact on RCS Fund, as the surviving Fund, which will continue its current operations without change.

         We encourage you to read carefully the Prospectus/Proxy Statement, which compares the objectives, policies and performance of the Funds and describes the estimated reductions in the expense ratios of each Fund resulting from the Merger.

         The Board of Directors of each Fund has given careful consideration to the Merger and has concluded that the Merger is in the best interests of the stockholders of its respective Fund. The Boards of Directors recommend that you vote in favor of the Merger.

         If you have any questions about the Merger or the other proposals to be considered at your Fund's annual meeting, please contact your Fund at
(800) 237-4218.

         We welcome your attendance at the Meetings of Stockholders. If you are unable to attend, please sign, date and return the enclosed proxy card promptly to avoid additional proxy solicitation expenses.

                                   Sincerely,

                                   /s/  Luke D. Knecht

                                   President of the Funds

                 DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                             FOUR EMBARCADERO CENTER
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (800) 237-4218

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Dresdner RCM Global Strategic Income Fund, Inc., a Maryland corporation ("DSF Fund"), will be held on October 12, 2001, at 10:00 a.m. (Pacific Time) at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of DSF Fund will be asked to consider and vote on the following matters, as more fully described in the accompanying Prospectus/Proxy Statement:

     1. To approve the Merger and related transactions contemplated by an Agreement and Plan of Merger and Contingent Liquidation, pursuant to which DSF Fund would be merged with and into RCM Strategic Global Government Fund, Inc. ("RCS Fund") and all outstanding shares of common stock of DSF Fund would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger would be abandoned and DSF Fund would be liquidated and dissolved. See page ___.

     2. To approve a new investment advisory agreement between DSF Fund and Dresdner RCM in connection with a change in control of Dresdner RCM. See page ___.

     3. To elect two directors to the Board of Directors of DSF Fund. See page ___.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

         Stockholders of record at the close of business on July 16, 2001 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to DSF Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

By Order of the Board of Directors,



Robert J. Goldstein
Secretary


San Francisco, California
____________, 2001

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                             FOUR EMBARCADERO CENTER
                         SAN FRANCISCO, CALIFORNIA 94111
                                 (800) 237-4218

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of RCM Strategic Global Government Fund, Inc., a Maryland corporation ("RCS Fund"), will be held on October 12, 2001, at 10:00 a.m. (Pacific Time) at the offices of Dresdner RCM Global Investors LLC ("Dresdner RCM"), located at Four Embarcadero Center, San Francisco, California 94111. At the Meeting, you and the other stockholders of RCS Fund will be asked to consider and vote on the following matters, as more fully described in the accompanying Prospectus/Proxy
Statement:

     1. To approve the Merger and related transactions contemplated by an Agreement and Plan of Merger and Contingent Liquidation, pursuant to which Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") would be merged with and into RCS Fund and all outstanding shares of common stock of DSF Fund would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger would be abandoned and DSF Fund would be liquidated and dissolved. See page ___.

     2. To approve a new investment management agreement between RCS Fund and Dresdner RCM in connection with a change in control of Dresdner RCM. See page ___.

     3. To elect two directors to the Board of Directors of RCS Fund. See page ___.

     4. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

         Stockholders of record at the close of business on July 16, 2001 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to RCS Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

By Order of the Board of Directors,



Robert J. Goldstein
Secretary

San Francisco, California
____________, 2001

                           PROSPECTUS/PROXY STATEMENT

                                [________], 2001


DRESDNER RCM GLOBAL STRATEGIC                 RCM STRATEGIC GLOBAL
INCOME FUND, INC.                             GOVERNMENT FUND, INC.
Four Embarcadero Center                       Four Embarcadero Center
San Francisco, California  94111              San Francisco, California 94111
(800) 237-4218                                (800) 237-4218


TABLE OF CONTENTS

I.   Merger Proposal to be Voted on by Stockholders of DSF Fund and RCS Fund...1

     Synopsis..................................................................1

     Principal Risks of Investing in RCS Fund..................................8

     Information about the Merger.............................................12

II.  Additional Proposals to be Voted on by Stockholders of DSF Fund Only.....29

     DSF Fund Proposal 2:  Approval of a New Investment Advisory Agreement
                           Between DSF Fund and Dresdner RCM..................29

     DSF Fund Proposal 3:  Election of Class I Directors of DSF Fund..........33

III. Additional Proposals to be Voted on by Stockholders of RCS Fund Only.....40

     RCS Fund Proposal 2:  Approval of a New Investment Management Agreement
                           Between RCS Fund and Dresdner RCM..................40

     RCS Fund Proposal 3:  Election of Class I Directors of RCS Fund..........45

IV.  Further Information about the Funds......................................48

V.   Further Information about Voting and Each Fund's Meeting.................67

Agreement and Plan of Merger and Contingent Liquidation......................A-1

DSF Fund Investment Advisory Agreement.......................................B-1

RCS Fund Investment Management Agreement.....................................C-1

Charter for the Audit Committee of DSF Fund..................................D-1

Report of the Audit Committee of DSF Fund....................................E-1

Charter for the Audit Oversight Committee of RCS Fund........................F-1

This Prospectus/Proxy Statement relates to certain matters to be considered at the stockholder meetings of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") and RCM Strategic Global Government Fund, Inc. ("RCS Fund"), including the proposed merger (the "Merger") of DSF Fund into RCS Fund pursuant to the Agreement and Plan of Merger and Contingent Liquidation, dated as of August 2, 2001 (the "Merger Agreement"). As a result of the Merger, each share of DSF Fund common stock outstanding on the date that the Merger becomes effective (the "Merger Date") will be converted, without any action on the part of DSF Fund stockholders, into a number of full and fractional shares of common stock of RCS Fund having a net asset value equal at the Merger Date to the net asset value of such DSF Fund share. DSF Fund and RCS Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

This document will give you the information you need to vote on the Merger and other proposals at your Fund's Annual Meeting of Stockholders (each a "Meeting"). Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact DSF Fund or RCS Fund at (800) 237-4218, or call your financial advisor. Like RCS Fund, DSF Fund is a closed-end fund managed by Dresdner RCM Global Investors LLC ("Dresdner RCM"). The principal executive office of each Fund is located at Four Embarcadero Center, San Francisco, California 94111-4189.

This Prospectus/Proxy Statement is being mailed on or about [INSERT DATE]. It explains concisely what you should know before voting on the matters described herein and what DSF Fund stockholders should know before investing in RCS Fund, a non-diversified, closed-end management investment company. Please read it and keep it for future reference.

A Statement of Additional Information (the "SAI"), dated [INSERT DATE], relating to the Merger has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement. For a free copy of the SAI, please contact Dresdner RCM at (800) 237-4218.

THE SECURITIES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF COMMON STOCK OF RCS FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

The shares of common stock of DSF Fund and RCS Fund are listed on the New York Stock Exchange (the "NYSE") under the symbols "DSF" and "RCS," respectively. You may inspect reports, proxy material and other information concerning either Fund at the NYSE.

DSF Fund and RCS Fund are registered under the Investment Company Act of 1940 (the "1940 Act"). Further, the Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the "1934 Act") and, as a result, file reports and other information with the SEC. You may review and copy information about either DSF Fund or RCS Fund, including the SAI, at the SEC's public reference room in Washington, D.C. You may call the SEC at (202) 942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC's Internet site at http://www.sec.gov.

SUMMARY OF PROPOSALS. The following table summarizes the proposals to be considered and voted on by each Fund's common stockholders:

--------------------------------------------------------------------------------------------------------
PROPOSAL:                                               TO BE VOTED ON BY STOCKHOLDERS OF:
---------                                               ---------------------------------

--------------------------------------------------------------------------------------------------------
DSF FUND AND RCS FUND PROPOSAL 1:                       DSF Fund and RCS Fund
Approval of the Merger and related transactions
contemplated by the Merger Agreement, pursuant
to which DSF Fund would be merged with and into
RCS Fund and all outstanding shares of common
stock of DSF Fund would automatically be
converted into shares of common stock of RCS
Fund, but if certain contingencies occur, the
Merger would be abandoned and DSF Fund would be
liquidated and dissolved. See page 1.

--------------------------------------------------------------------------------------------------------
DSF FUND PROPOSAL 2: Approval of a new                 DSF Fund
investment advisory agreement between DSF Fund
and Dresdner RCM in connection with a change
in control of Dresdner RCM. See page 29.

--------------------------------------------------------------------------------------------------------
DSF FUND PROPOSAL 3: Election of two directors         DSF Fund
to the Board of Directors of DSF Fund. See
page 33.

--------------------------------------------------------------------------------------------------------
RCS FUND PROPOSAL 2: Approval of a new                 RCS Fund
investment management agreement
between RCS Fund and Dresdner RCM in
connection with a change in control of
Dresdner RCM. See page 40.


--------------------------------------------------------------------------------------------------------
RCS FUND PROPOSAL 3: Election of two                   RCS Fund
directors to the Board of Directors
of RCS Fund. See page 45.

--------------------------------------------------------------------------------------------------------

I.   MERGER PROPOSAL TO BE VOTED ON BY STOCKHOLDERS OF DSF FUND AND RCS FUND

                        DSF FUND AND RCS FUND PROPOSAL 1:
                 APPROVAL OF THE MERGER AND RELATED TRANSACTIONS

SYNOPSIS

THE INFORMATION BELOW PROVIDES AN OVERVIEW OF KEY POINTS TYPICALLY OF CONCERN TO STOCKHOLDERS CONSIDERING A MERGER BETWEEN CLOSED-END FUNDS. THIS INFORMATION IS QUALIFIED IN ITS ENTIRETY BY THE REMAINDER OF THE PROSPECTUS/PROXY STATEMENT, WHICH CONTAINS ADDITIONAL INFORMATION AND FURTHER DETAILS REGARDING THE MERGER AND THE MERGER AGREEMENT.

1.   THE PROPOSAL

The Board of Directors of each Fund is recommending that stockholders approve the Merger and related transactions. If the Merger and related transactions are approved by stockholders and the Merger is consummated, all shares of DSF Fund common stock outstanding on the Merger Date will be converted, without any action on the part of the DSF Fund stockholders, into a number of full and fractional shares of common stock of RCS Fund (the "Merger Shares") having an aggregate net asset value equal to the aggregate net asset value of such DSF Fund shares immediately prior to the Merger Date.

The consummation of the Merger is subject to a number of conditions set forth in the Merger Agreement, including (i) that no more than 75% of the outstanding shares of DSF Fund are tendered in the pre-Merger Tender Offer (as defined in Item 3 below), and (ii) that the average daily closing price of a share of RCS Fund common stock during the five trading days immediately preceding and including the expiration date of the Tender Offer does not represent a percentage discount from its net asset value that is more than fifteen percentage points greater than the percentage discount from net asset value represented by the average daily closing price of a share of DSF Fund common stock during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value). If either of these conditions is not fulfilled, the Merger Agreement will terminate, DSF Fund will be liquidated in an orderly fashion and dissolved and the liquidation proceeds distributed pro rata to DSF Fund stockholders.

2.   THE EFFECT OF THE MERGER ON THE SHARES OF COMMON STOCK OF THE FUNDS

If you are a stockholder of DSF Fund, your shares of DSF Fund common stock will be converted in the Merger on a tax-free basis into shares of RCS Fund common stock having an equal aggregate net asset value. It is probable, however, that the discounts from or premiums to net asset value at which shares of DSF Fund and RCS Fund are trading will differ. See Item 10 below. If you are a stockholder of RCS Fund, your shares of RCS Fund common stock will not be affected by the Merger, but will represent interests in a larger fund pursuing the same investment objectives and policies.

3.   REASONS THE DIRECTORS ARE PROPOSING THE MERGER

DSF FUND

The Board of Directors of DSF Fund, in approving the Merger, determined that the Merger would be in the best interests of stockholders of DSF Fund and that the value of their investment in DSF Fund would not be diluted as a result of the Merger. The Merger is part of the response of the DSF Fund Board of Directors to the approval by stockholders in November 2000 of a non-binding proposal urging the Board of Directors to take the steps necessary to open-end DSF Fund. In reaction to this vote of stockholders, the Board of Directors of DSF Fund considered various ways for stockholders to realize the net asset value of their shares, but also examined options to provide continuity to those stockholders who wished to earn high current income through investment in a vehicle like DSF Fund. The Board of Directors of DSF Fund determined to provide stockholders who wished to receive net asset value for their shares the opportunity to do so through a tender offer for up to 50% of DSF Fund's outstanding shares at a purchase price per share equal to 99 1/2% of net asset value at the expiration of the tender offer (the "Tender Offer"), subject to the prior approval of the Merger by stockholders of DSF Fund and RCS Fund.

The Merger is intended to provide stockholders of DSF Fund who do not tender their shares in the Tender Offer the opportunity to earn high current income through a tax-free merger with a fund similar to DSF Fund. The Board of Directors of DSF Fund determined that RCS Fund was a particularly attractive merger partner because it had investment objectives and policies similar to those of the Fund and its common investment management would provide continuity in the quality of service, with which the Board of Directors was familiar and satisfied. In addition, the Board of Directors of DSF Fund considered the substantial reduction in per share expenses that would result from the merger of DSF Fund into a substantially larger fund, which over time would more than offset the estimated expenses of the merger. The Board of Directors believed, however, that it would not be in the best interests of the Fund to consummate the Tender Offer or the Merger if a substantial majority of the shares of DSF Fund were tendered in the Tender Offer or there were a major unfavorable disparity to DSF Fund stockholders between the discounts from the net asset values at which shares of DSF Fund and RCS Fund were trading at the expiration date of the Tender Offer. For that reason, the plan of merger approved by the DSF Fund Board of Directors and presented to stockholders is a unitary plan of merger and contingent liquidation, as more fully described below.

In approving the Tender Offer and the Merger, the Board of Directors of DSF Fund considered various data and a number of other factors, including: (1) the terms of the Merger; (2) a comparison of each Fund's historical and projected expense ratios; (3) the comparative investment performance of DSF Fund and RCS Fund; (4) the Board's knowledge of and satisfaction with the performance of Dresdner RCM as an investment adviser; (5) the federal income tax consequences of the Merger;
(6) the similarities and differences in the investment objectives and policies of each Fund; (7) historical and pro forma financial information, including realized and unrealized gains and losses of each Fund; (8) the fact that shares of the Funds trade at discounts from their net asset values and that stockholders of DSF Fund may receive shares trading at a different discount from net asset value than their shares of DSF Fund; (9) the costs of the Merger; and
(10) the fact that the Tender Offer and the Merger would be abandoned and DSF Fund would be liquidated and dissolved if (i) more than 75% of DSF Fund's outstanding shares were tendered in the Tender Offer or (ii) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represented a discount from its net asset value that, as a percentage of its net asset value, was more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

RCS FUND

In unanimously approving the Merger and recommending it to stockholders of RCS Fund, the Board of Directors (the "Directors") of RCS Fund determined that the Merger would be in the best interests of RCS Fund's stockholders and that the interests of existing stockholders of RCS Fund would not be diluted as a result of the Merger. The Directors of RCS Fund considered that the Merger would, at a minimum, result in approximately a 10% increase in the aggregate value of RCS Fund's assets and a corresponding percentage increase in the number of outstanding shares of common stock of RCS Fund. Further, the Directors of RCS Fund considered that, under the terms of the Merger Agreement, the assets of DSF Fund acquired by RCS Fund would consist either of cash or of securities approved by RCS Fund. The Directors of RCS Fund, therefore, anticipated that the overall credit quality of RCS Fund's portfolio of investments would not change significantly as a result of the Merger. The Directors of RCS Fund also considered the possibility that this increase in the size, as well as the number of outstanding shares, of RCS Fund after the Merger might attract greater investor interest, and might create a more liquid market for shares of RCS Fund after the Merger.

In approving the Merger Agreement, the Directors of RCS Fund took into account that if the Merger were consummated, there would be a cap on the Merger-related expenses borne by RCS Fund stockholders, with DSF Fund stockholders bearing the remainder. In addition, the Directors of RCS Fund considered that Dresdner RCM, the investment manager of both Funds, has agreed to waive its management fee in excess of a rate of 0.75% per annum on net assets of the combined funds after the Merger (the "Combined Fund") in excess of RCS Fund's pre-Merger net asset level, and to waive such portion of the Combined Fund's management fee during the first year following the Merger as may be necessary to ensure that the total operating expenses actually incurred by the Combined Fund during that period, plus non-recurring Merger-related expenses, will be at least $75,000 less than the projected operating expenses for the Combined Fund using an estimated expense ratio for RCS Fund computed on the assumption that the Merger had not taken place. The Directors of RCS Fund determined that these fee waivers, combined with the increase in RCS Fund's net assets as a result of the Merger, should result in a marginal decrease in RCS Fund's overall expenses as a percentage of its net assets.

The Directors of RCS Fund also considered a number of other factors concerning the Merger, including: (1) the terms of the Merger Agreement; (2) whether the Merger would result in the dilution of an existing stockholder's investment in RCS Fund; (3) the expense ratios of each Fund before the Merger; (4) the projected expense ratio of RCS Fund after the Merger; (5) the anticipated effect of the Merger on RCS Fund's stockholders; (6) the performance of Dresdner RCM as investment adviser to RCS Fund; (7) the federal income tax consequences of the Merger; and (8) the historical and pro forma financial information of the Funds, including realized and unrealized gains and losses of both Funds.

For additional information about the factors considered by the Board of Directors of each Fund in approving the Merger, see page [_] - "Information about the Merger - Background and Reasons for the Merger."

4.   COMPARISON OF THE INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE
     FUNDS

The investment objectives and policies of the Funds are generally similar. The investment objectives and the following policies of DSF Fund are "fundamental" (that is, may only be changed by stockholder vote as described on page [_]), while those of RCS Fund are not.

The primary objective of both Funds is to generate a high level of income. RCS Fund intends to achieve this objective by generating a level of income that is higher than that generated by high quality, intermediate term U.S. debt securities, which are defined as three- to ten-year instruments that are rated at least AA by Standard & Poor's Rating Group ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's"). DSF Fund, on the other hand, intends to achieve this objective through investment in global debt securities. As a secondary objective, RCS Fund seeks to maintain volatility in the net asset value of the Fund's common stock comparable to that of high quality, intermediate term U.S. debt securities. For DSF Fund, long-term capital appreciation through investment in global debt securities is its secondary objective. RCS Fund will also seek capital appreciation to the extent consistent with its other investment objectives.

RCS Fund seeks to maintain a minimum average dollar-weighted credit quality rating of securities in its portfolio of AA by S&P, or Aa by Moody's, or their equivalent; whereas, DSF Fund seeks to maintain a dollar-weighted average portfolio quality of investment grade, which is generally considered to be those securities rated BBB or higher by S&P or Baa or higher by Moody's. RCS Fund may borrow up to 33-1/3% of its total assets, less all liabilities and indebtedness other than bank or other borrowings, and may engage without limitation in reverse repurchase agreements and dollar rolls. DSF Fund may borrow up to 30% of its total assets, less all liabilities and indebtedness other than bank or other borrowings.

In addition, RCS Fund must invest a minimum of 33% of its net assets in U.S. debt securities and may not invest more than 67% of its total assets in foreign debt instruments, including a maximum of 20% of its total assets in emerging market debt instruments. Under normal market conditions, RCS Fund currently invests at least 65% of its assets in U.S. and foreign government-issued securities. Pursuant to a recently adopted SEC regulation, this may change to 80% of RCS Fund's net assets plus borrowings for investment purposes by July 31, 2002. Further, RCS Fund may invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to the 67% of total assets limitation on foreign securities holdings. DSF Fund may invest in fixed-income investment sectors in the U.S., developed foreign markets and emerging markets, but is not required to maintain a minimum or maximum allocation of investments in any one of these investment sectors. For a more detailed discussion of each Fund's investment objectives and policies, see page [_] - "Information about the Merger - Comparison of Funds' Investment Objectives, Policies and Restrictions."

5.   COMPARISON OF THE MANAGEMENT FEES AND OTHER EXPENSES OF THE FUNDS

The following tables show the expenses of each Fund for its most recent fiscal year as well as the pro forma expenses of RCS Fund assuming consummation of the Merger and the Tender Offer and Dresdner RCM's agreement to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level. As shown below, the Merger is expected to result in decreased total expenses for stockholders of both Funds. However, there can be no assurance that the Merger will result in expense savings for the Funds.

                                                                           DSF FUND           RCS FUND
STOCKHOLDER TRANSACTION EXPENSES
Maximum sales charge imposed on purchases (as a percentage                None(a)              None(a)
of offering price)
Dividend Reinvestment Plan                                                None(b)(c)           None(b)

(a) Shares of each Fund purchased on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include an underwriting commission paid by stockholders in the initial offering of each Fund. As closed-end funds, the Funds do not redeem outstanding shares or continuously offer shares. Each Fund's shares currently may be bought and sold at prevailing market prices on the NYSE.

(b) Each participant in a Fund's dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan.

(c) Voluntary cash purchases under DSF Fund's dividend reinvestment plan are subject to a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. In addition, sales of shares held by a stockholder in DSF Fund's dividend reinvestment plan are subject to a $2.50 service charge and a charge of $0.15 per share.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                   DSF FUND+         RCS FUND+         RCS FUND (PRO
                                                                      FORMA COMBINED
                                                                   AFTER GIVING EFFECT TO
                                                                     THE TENDER OFFER)
MANAGEMENT FEES                      0.70%             0.95%                  0.95%



OTHER EXPENSES*                      0.75%             0.24%                  0.24%


TOTAL ANNUAL FUND                    1.45%             1.19%                  1.19%

OPERATING EXPENSES*

WAIVER/EXPENSE REIMBURSEMENT**         -                 -                    0.02%

NET EXPENSES*,**                     1.45%             1.19%                  1.17%

+ For the fiscal year ended October 31, 2000 for DSF Fund and January 31, 2001 for RCS Fund.
* Excludes non-recurring Merger-related expenses.
** Takes into account Dresdner RCM's agreement, dated as of August 2, 2001, to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level (see page [ ], "RCS Fund and Dresdner RCM Letter Agreement"), and assumes that 50% of outstanding shares of DSF Fund common stock are tendered in the Tender Offer. It is a condition of RCS Fund's obligation to close the Merger that DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares outstanding on the date of the Merger Agreement. If less than 50% of DSF Fund's outstanding shares are tendered, the actual assets acquired by RCS Fund in the Merger may be greater than projected. If none of DSF Fund's outstanding shares were tendered in the Tender Offer, the Pro Forma Management Fees, Other Expenses, Total Annual Fund Operating Expenses, Waiver/Expense Reimbursement and Net Expenses would be 0.87%, 0.34%, 1.21%, 0% and 1.21%, respectively.

These tables are provided to help you understand the expenses of investing in the Funds and the share of the operating expenses that each Fund incurs and that Dresdner RCM expects the Combined Fund to incur in the first year following the Merger.

EXAMPLES

The following examples translate the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts to help you more easily compare the cost of investing in the Funds. As required by SEC regulations, the examples make certain assumptions. They assume that you invest $1,000 in common stock of a Fund for the time periods shown. They also assume a 5% return on your investment each year and that each Fund's operating expenses remain the same. However, the pro forma expense estimates for the Combined Fund after giving effect to DSF Fund's Tender Offer reflect Dresdner RCM's agreement to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level. The examples are hypothetical; your actual costs and returns may be higher or lower.

                          1 YEAR                 3 YEARS                 5 YEARS                10 YEARS
DSF FUND                  $15                    $46                     $79                    $174


RCS FUND                  $12                    $38                     $65                    $144

RCS FUND (PRO FORMA       $12                    $37                     $64                    $142
COMBINED AFTER GIVING
EFFECT TO THE TENDER
OFFER)*

* Excludes non-recurring Merger-related expenses, takes into account Dresdner RCM's agreement, dated as of August 2, 2001, to waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net asset level (see page [ ], "RCS Fund and Dresdner RCM Letter Agreement"), and assumes that 50% of outstanding shares of DSF Fund common stock are tendered in the Tender Offer. It is a condition of RCS Fund's obligation to close the Merger that DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares outstanding on the date of the Merger Agreement. If less than 50% of DSF Fund's outstanding shares are tendered, the actual assets acquired by RCS Fund in the Merger may be greater than projected.

6.   FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

For federal income tax purposes, no gain or loss will be recognized by the Funds or by the stockholders of the Funds as a result of the Merger.

For a more detailed discussion of the federal income tax consequences, see page [_], "Information about the Merger - Federal Income Tax Consequences."

7.   PROCEDURES FOR PURCHASING AND SELLING SHARES OF THE FUNDS

The procedures for purchasing and selling shares of each Fund are identical and will not change as a result of the Merger. As closed-end funds, the Funds do not redeem outstanding shares or continuously offer shares. Each Fund's shares currently may be bought and sold at prevailing market prices on the NYSE. RCS Fund will apply to list the Merger Shares on the NYSE. It is a condition to the closing of the Merger that the Merger Shares be accepted for listing.

8.   NOTIFICATION OF THE OUTCOME OF THE MERGER

If the Merger and related transactions are approved and you are a stockholder of DSF Fund, you will receive confirmation after the Merger is completed, indicating your new account number with RCS Fund, the number of Merger Shares you are receiving and the procedures for surrendering your certificates for DSF Fund shares, if you have any. In the event that one of the events requiring the liquidation and dissolution of DSF Fund in lieu of the Merger should occur, prompt public announcement of the abandonment of the Merger and the Tender Offer will be made. In all other circumstances, you will be notified by your Fund in its next annual report to stockholders.

9.   STOCK OWNERSHIP

If you are a stockholder of DSF Fund, the number of shares of common stock you own will change but the total net asset value of the shares of RCS Fund you receive will equal the total net asset value of the shares of DSF Fund that you hold at the time of the Merger. If you are a stockholder of RCS Fund, the number of RCS Fund shares you own will not change. Of course, the Merger Shares may trade at a discount from or premium to net asset value, which might be significantly greater or less than the trading discount or premium of DSF Fund or RCS Fund shares at the time of the Merger.

10.  MARKET VALUE OF THE FUNDS' COMMON STOCK

Shares of common stock of each Fund will continue to be traded on the NYSE until the time of the Merger, and may at times trade at a market price greater or less than net asset value. In recent years, shares of both Funds have traded at a discount from net asset value. Depending on market conditions immediately prior to the Merger, shares of RCS Fund may trade at a greater or smaller discount from net asset value than shares of DSF Fund. This could result in the Merger Shares having a discount from net asset value that is significantly greater or less than the discount from net asset value of DSF Fund shares at the time of the Merger.

11.  PERCENTAGE OF STOCKHOLDERS' VOTES REQUIRED TO APPROVE THE MERGER

The presence in person or by proxy of the stockholders of record of one-third of the shares of common stock of DSF Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of any business at the Meeting of DSF Fund. Approval of the Merger and related transactions by DSF Fund's stockholders will require the affirmative vote of the holders of a majority of the total number of shares of common stock of DSF Fund outstanding and entitled to vote.

The presence in person or by proxy of the stockholders of record of a majority of the shares of common stock of RCS Fund issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of any business at the Meeting of RCS Fund. Approval of the Merger will require the affirmative vote of a majority of the outstanding shares of common stock of RCS Fund entitled to vote.

EACH FUND'S BOARD OF DIRECTORS BELIEVES THAT THE MERGER AND THE RELATED TRANSACTIONS ARE ADVISABLE AND IN THE BEST INTERESTS OF THAT FUND'S STOCKHOLDERS. ACCORDINGLY, EACH FUND'S BOARD RECOMMENDS THAT ITS FUND'S STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AND THE RELATED TRANSACTIONS.

PRINCIPAL RISKS OF INVESTING IN RCS FUND

Both Funds are closed-end management investment companies and are designed primarily for long-term investors and not as trading vehicles. Because the Funds will invest primarily in fixed income securities, the net asset value of each Fund's shares can be expected to change as interest rates fluctuate. In addition, the net asset value of each Fund's shares will change with changes in foreign currency exchange rates and in the value of the securities held by the Funds. The various investment management techniques employed by Dresdner RCM in managing the Funds and the different characteristics of particular investments in which the Funds may invest make it very difficult to predict the impact of interest rate and credit quality changes on either the net asset value of the Funds or the market price of their shares. A summary of principal risks associated with investing in RCS Fund and a comparison of these risks with those associated with an investment in DSF Fund is presented below.

CREDIT RISK. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due because the issuer experiences a decline in its financial status. Under normal market conditions, RCS Fund invests mainly in investment-grade debt investments. DSF Fund has no comparable investment policy. Investment grade securities are generally considered to be those securities that are rated BBB or higher by S&P or Baa or higher by Moody's or are equivalently rated by another nationally recognized rating service, or are unrated investments that Dresdner RCM believes are of comparable quality.

Although considered investment grade, securities rated BBB by S&P or Baa by Moody's may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities. Credit risk is generally greater for investments that are issued at less than their face value and that require payments of interest only at maturity rather than at intervals during the life of the investment. Although investment-grade investments generally have lower credit risk, they may share some of the risks of non-investment-grade investments.

Securities rated below investment grade (or comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Non-investment grade securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, involve major risk exposure to adverse business, financial, economic or political conditions, and may result in a default by the issuer. If this happens, or is perceived as likely to happen, the values of those investments are likely to fall. A default or expected default could also make it difficult for Dresdner RCM to sell the investments at prices approximating the values it had placed on them. Although both Funds may invest in non-investment grade debt instruments, DSF Fund currently invests a significantly greater percentage of its total assets in securities rated below investment grade than does RCS Fund, and DSF Fund's exposure to credit risk may therefore be greater than RCS Fund's.

FOREIGN SECURITIES AND FOREIGN CURRENCY. Both Funds may invest in foreign debt securities, some of which may be denominated in a foreign currency or in a multi-national currency unit. RCS Fund may invest up to 67% of its total asset in foreign debt securities. DSF Fund has no comparable limitation on investments in foreign instruments, but DSF Fund may not invest more than 25% of its total assets in non-U.S. dollar denominated securities. Accordingly, RCS Fund may be subject to greater risk of adverse changes in the value of foreign currencies relative to the U.S. dollar. Investments in foreign debt securities entail special risks. Generally, there is less information available about foreign issuers and there are less stringent regulatory practices and requirements than those applicable to U.S. issuers. The possibility also exists of political instability, expropriation or nationalization of assets, revaluation of currencies, confiscatory taxation, limitations on foreign investment and the use or removal of funds (including the withholding of dividends and limitations on the repatriation of currencies). The value of investments in such securities may fluctuate based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a decline in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. As a result, the net asset value of the Funds' shares may also be affected by fluctuations in foreign currency exchange rates. The value of the foreign debt securities held by the Funds, and thus the Funds' net asset value, may also be affected by other economic, market, political and credit factors. These risks may be greater with respect to foreign debt securities than with respect to U.S. debt securities.

EMERGING MARKET DEBT INSTRUMENTS. The risks associated with investments in foreign securities may be more pronounced in emerging markets. The securities markets of emerging market countries are substantially smaller, less developed, less liquid, less regulated, and more volatile than the securities markets of the U.S. and developed foreign markets. Emerging market debt is typically rated below investment grade. In addition, many emerging market countries have experienced high rates of inflation and are highly dependent on international trade. Governments of emerging market countries exercise significant control over the economies of such countries, which could adversely affect issuers in those countries or limit the amount of foreign currency reserves available for external debt payments. Because RCS Fund may invest up to 20% of its total assets in emerging market debt securities (compared to DSF Fund, which may invest no more than 10% of its total assets in securities denominated in the currencies of emerging market countries), these risks may be greater for RCS Fund than DSF Fund.

MORTGAGE-RELATED SECURITIES. Both Funds may invest in mortgage-related securities. The investment characteristics of mortgage-related securities differ from traditional debt securities. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors. In general, changes in the rate of prepayments on a mortgage-related security will change that security's market value and its yield to maturity, and could force the Funds to reinvest principal at a time when investment opportunities are not attractive.

Commercial mortgage loans have special characteristics, and investments in commercial mortgage-related securities may involve special risks that are different than the risks associated with investments in residential mortgage-related securities. Mortgage-related securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying mortgages to make payments, such securities may contain elements of credit support. There can be no assurance that any such credit support will be sufficient to ensure the timely return of principal and/or interest. Delinquencies or losses in excess of those anticipated could adversely affect the return on investment in such securities. The Funds will not pay any separately stated fees for such credit support, although the existence of credit support may increase the price of a security. RCS Fund may invest up to 20% of its total assets in commercial mortgage securities. DSF Fund is not subject to any restriction on investment in these securities.

SOVEREIGN DEBT. Under normal market conditions, RCS Fund currently invests at least 65% of its total assets in government securities of the United States and foreign countries. Pursuant to a recently adopted SEC regulation, this minimum investment in government-issued debt securities may change to 80% of net assets plus borrowings for investment purposes, beginning on July 31, 2002. As of June 30, 2001, DSF Fund had invested 23.8% of its total assets in sovereign debt instruments. Investments in debt securities of foreign governments present special risks. For example, the issuer of such debt securities may be unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In the event that required payments on debt securities issued by foreign governments are not made on a timely basis, the Funds may have limited legal recourse.

USE OF BORROWING AND OTHER LEVERAGE. Both Funds may use leverage in various forms with the goal of enhancing current yield. The Funds are authorized to borrow money from banks, other financial institutions or other lenders. The Funds also may utilize leverage through the purchase and sale of futures, options, swaps, forward contracts, financed mortgage-backed securities and when-issued and delayed delivery securities.

To the extent that income derived from securities purchased with borrowed funds exceeds the interest the Funds will have to pay, each Fund's net income will be greater than if leveraging had not been used. Conversely, if the income from securities purchased with borrowed funds is not sufficient to cover the costs of the borrowing, the net income of the Funds will be less than if borrowing had not been used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Leveraging may also result in higher volatility of net asset value and market value of each Fund's shares. The use of leverage by the Funds creates an opportunity for increased net income and/or capital gain, but, at the same time, creates special risks including greater risk of capital loss.

The risks for RCS Fund and DSF Fund are greater than those of similar funds that are not permitted to leverage their portfolios. The Funds will only use leverage when Dresdner RCM believes that such leveraging will benefit the Funds, after taking into account considerations such as interest income and possible gains or losses upon liquidation. There can be no assurance, however, that the use of leverage will not reduce the Funds' investment return.

NON-DIVERSIFICATION AND RELATED RISKS. Because the Funds are "non-diversified" investment companies under the 1940 Act, they may invest a higher percentage of their assets in securities of a single issuer or of a limited group of issuers than a diversified company. As a result of non-diversification, the Funds may be more susceptible than more widely diversified Funds to the risks of adverse developments in the securities markets, changes in exchange rates and economic, political or regulatory events related to such issuers, or to default by a single issuer or group of issuers.

INTEREST RATE RISK. The values of bonds and other debt securities usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally decrease them. Changes in a debt instrument's value usually will not affect the amount of income the Fund receives from it, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some debt securities and, in particular, many mortgage-backed securities, give the issuer the option to call or redeem them from their maturity date. If an issuer calls its securities during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium" investments offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time and there might be a greater risk of prepayment occurring at an inopportune time.

CERTAIN INVESTMENT TECHNIQUES. Both Funds may engage in a variety of transactions involving derivatives, such as futures, options, warrants, swap contracts and inverse floaters. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. The Funds may use derivatives both for hedging and non-hedging purposes such as to adjust each Fund's exposure to changes in a particular interest rate. For example, the Funds may use derivatives to increase or decrease their exposure to long- or short-term interest rates. However, the Funds may also choose not to use derivatives, based on Dresdner RCM's evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks and may result in losses. Gains and losses on derivative transactions depend on Dresdner RCM's ability to predict correctly the direction of interest rates, securities prices, currency exchange rates or other factors. Risks in the use of derivatives include:

- imperfect correlation between the prices of derivatives and the movements of the securities prices, interest rates or currency exchange rates being hedged (especially in unusual market conditions);

- the potential loss if the counterparty to the transaction does not perform as promised;

- the possible need to defer closing out certain positions to avoid adverse tax consequences; and

- the possible absence of a liquid secondary market, especially for over-the-counter instruments (those investments not traded on an exchange).

In addition, some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The Funds' use of derivatives may also cause the Funds to receive taxable income, which could increase the amount of taxes payable by stockholders.

ILLIQUID SECURITIES. The Funds may invest, without limitation, in securities that may, from time to time, have limited marketability ("illiquid securities"). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. The Funds' investments in illiquid securities are subject to the risk that, should the Funds desire to sell any of these securities at a time when a buyer is not available at a price that the Funds deem representative of their value, the value of the Funds' net assets could be adversely affected.

ANTI-TAKEOVER PROVISIONS. Each Fund's Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure. See page [_], "Further Information about the Funds - Charters and Bylaws." Such provisions may have the effect of depriving stockholders of an opportunity to sell their common stock at a premium over prevailing market prices.

SPECIAL FACTORS RELATING TO CLOSED-END FUNDS. Shares of closed-end management investment companies have in the past frequently traded at discounts from their net asset values or initial offering prices, and each Fund's shares may likewise trade at a discount. The market price of each Fund's shares may be determined by such factors as relative demand for and supply of such shares in the market, each Fund's net asset value, general market and economic conditions and other factors beyond the control of the Funds. In recent years, shares of both Funds have traded at a discount to their respective net asset values.

INFORMATION ABOUT THE MERGER

The stockholders of each Fund are being asked to approve the Merger between DSF Fund and RCS Fund and related transactions pursuant to the Merger Agreement, a copy of which is attached to this Prospectus/Proxy Statement as Appendix A.

The Merger is structured as a statutory merger of DSF Fund with and into RCS Fund, as permitted by Maryland law. On the Merger Date, RCS Fund will acquire all of the assets and assume all of the liabilities of DSF Fund, and shares of each stockholder of DSF Fund on the Merger Date will automatically be converted into RCS Fund Merger Shares equal in aggregate net asset value to his or her shares in DSF Fund immediately prior to the Merger. After the Merger is completed, all stockholders of DSF Fund on the Merger Date will be stockholders of RCS Fund with the rights and obligations of stockholders as set forth in RCS Fund's Charter and Bylaws, as amended, and DSF Fund will cease to exist as a separate corporation under Maryland law.

The DSF Fund assets that RCS Fund will acquire in the Merger will not include any securities which RCS Fund, by reason of its investment policies and restrictions, may not properly acquire or any securities which the Board of Directors of RCS Fund determines would be unsuitable or undesirable for acquisition by RCS Fund. These assets, if any, will be liquidated by DSF Fund in an orderly fashion prior to the Merger, and the cash proceeds will either be acquired by RCS Fund in lieu of securities or reinvested by DSF Fund in portfolio securities which RCS Fund deems suitable for acquisition in the Merger.

Prior to the Merger Date, DSF Fund will conduct the Tender Offer, whereby it will offer to repurchase up to 50% of the shares of its common stock outstanding as of the date of the Merger Agreement at a purchase price per share equal to 99-1/2% of its per share net asset value on the expiration of the Tender Offer. It is a condition to RCS Fund's obligation to consummate the Merger that during the period between the date of the Merger Agreement and the Merger Date, DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares of common stock issued and outstanding as of the date of the Merger Agreement. However, if more than 75% of the outstanding shares of common stock of DSF Fund are tendered, or if the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period, then DSF Fund will abandon both the Tender Offer and the Merger, and DSF Fund will be liquidated in an orderly manner and dissolved and the proceeds distributed to stockholders in proportion to the value of their respective investments in DSF Fund (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value). The liquidation of DSF Fund would be a taxable event to DSF Fund stockholders. See "Information about the Merger - Federal Income Tax Consequences" on page [_].

Pursuant to the terms of the Merger Agreement, as described more fully below, if the Merger is completed, RCS Fund will bear up to $25,000 of the legal expenses and other costs of preparing the Merger Agreement, the Registration Statement on Form N-14 (the "Registration Statement") and other documents required for the Merger, and DSF Fund will bear all such expenses and costs in excess of that amount. Each Fund's portion of these Merger-related expenses will be included as a liability of such Fund on the date set for valuing each Fund's net asset value for the Merger and the number of Merger Shares that RCS Fund will issue in connection with the Merger. The Merger Agreement provides that, if the Merger does not receive the approval of RCS Fund stockholders but does receive the approval of DSF Fund stockholders, or if neither Fund's stockholders vote to approve the Merger, then DSF Fund and RCS Fund will each bear one-half of the legal expenses and other costs of preparing this Prospectus/Proxy Statement and the SAI, as well as the Merger Agreement and other documents necessary to effectuate the Merger. If the Merger does not receive the approval of DSF Fund stockholders but does receive the approval of RCS Fund stockholders, then DSF Fund will bear all legal expenses and other costs of preparing such documents in excess of $40,000, as well as all legal expenses and other costs incurred by RCS Fund to hold meetings of its stockholders and Board of Directors to consider the Merger. See page [_], "Information About the Merger - Expenses of the Merger." Because of this allocation of expenses and the relative sizes of the Funds, each DSF Fund stockholder will receive fewer Merger Shares than he or she would have received had DSF Fund not been liable for such expenses.

Each Fund's Board of Directors has voted to approve the Merger Agreement and to recommend that its respective stockholders also approve the Merger proposal. The Merger and the related transactions described in the Merger Agreement will be consummated only if approved by the affirmative vote of holders of a majority of the outstanding shares of common stock of DSF Fund entitled to vote and holders of a majority of the outstanding shares of common stock of RCS Fund entitled to vote. It is also a condition to the closing of the Merger that the Merger Shares will have been accepted for listing on the NYSE.

In the event that the Merger proposal does not receive the required approvals, DSF Fund and RCS Fund will continue to be managed as separate funds in accordance with their respective investment objectives and policies. The Board of Directors of DSF Fund would give further consideration to whether other actions were in the best interest of DSF Fund.

BACKGROUND AND REASONS FOR THE MERGER.

DELIBERATIONS OF THE DSF FUND DIRECTORS

At the Annual Meeting of DSF Fund stockholders held on October 26, 2000 as adjourned and reconvened on November 7, 2000, holders of 65.5% of the shares voted, or 44.4% of the outstanding shares, approved a non-binding stockholder proposal urging the DSF Fund Board of Directors to take the steps necessary to make DSF Fund an open-end investment company (i.e., a company that is required to redeem its shares at their net asset value). The Board of Directors of DSF Fund, at its meeting on November 30, 2000, appointed a committee of the Board (the "Committee"), consisting solely of Directors who were not "interested persons" of DSF Fund, as defined in the 1940 Act ("Disinterested Directors"), to consider and make recommendations to the Board of Directors of DSF Fund as to what, if any, action should be taken by the Board in response to this stockholder proposal.

The Committee met with DSF Fund's counsel and management on December 18, 2000, January 8, 2001, January 23, 2001, February 8, 2001, and March 1, 2001. Special Maryland counsel also attended certain of these meetings. In view of the vote of stockholders urging open-ending, the Committee considered ways, including combining with an open-end fund and liquidation, to permit stockholders to realize net asset value for their shares. The Committee also considered options to provide stockholders an opportunity to continue to earn high current income through investment in a fund similar to DSF Fund through a non-taxable transaction. To assist it in such consideration, the Committee retained an outside consultant, Lipper, Inc., to advise and provide data with respect to the consequences of various possible actions and as to other funds with investment objectives and policies similar to those of DSF Fund into which DSF Fund could merge. Pursuant to instructions from the Committee, management of DSF Fund was authorized to explore the possibility of a merger of DSF Fund into RCS Fund. At the March 1, 2001 meeting of the Committee, management reported that the Board of Directors of RCS Fund was favorably disposed to exploring a merger with DSF Fund provided that DSF Fund was of an agreed minimum size at the time of the merger and that most of the expenses of the merger were assumed by DSF Fund.

On the basis of its deliberations, the Committee recommended to the Board of Directors of DSF Fund at a meeting held on March 15, 2001 that DSF Fund make a tender offer for 55% of its outstanding shares, at a purchase price equal to 99-1/2% of net asset value at the expiration of the tender offer, subject to prior approval by stockholders of DSF Fund and RCS Fund of the merger of DSF Fund into RCS Fund at the completion of the tender offer. It was reported that the Board of Directors of RCS Fund had not yet approved the merger.

The Committee and management reported to the Board of Directors of DSF Fund that the recommendation was intended to provide an opportunity for stockholders wishing to achieve immediate net asset value for their shares to do so, while providing continuity to those stockholders wishing to achieve high current income from an investment vehicle similar to DSF Fund, without, in the latter case, triggering the recognition of any gains on DSF Fund shares. It was explained that the 1/2% discount from net asset value at which the tender offer was priced was a means to ensure that tendering stockholders shared a portion of the costs of the tender offer and merger with stockholders who did not tender.

The Board of Directors of DSF Fund was presented with comparative information with respect to the investment objectives and policies, performance, fees and expense ratios of DSF Fund and RCS Fund as well as estimates of pro forma expense ratios after the merger. The Board was also presented with information provided by Lipper, Inc. with respect to other potential merger partners. The Board also considered the fact that under certain circumstances, such as a major widening of the discounts from net asset value at which shares of DSF Fund and RCS Fund were trading or a tender of a large majority of DSF Fund's shares in the tender offer, the proposed merger with RCS Fund would not be in the best interests of DSF Fund stockholders and that it would be preferable for DSF Fund to be liquidated.

The Board of Directors of DSF Fund approved the proposed tender offer and merger in principle and authorized the Committee to negotiate and approve other terms of the merger. The Committee met again on May 1, 2001 and May 10, 2001 to consider the terms on which the Board of Directors of RCS Fund had approved in principle the merger of DSF Fund into RCS Fund, including a reduction in the tender offer to 50% of DSF Fund's outstanding shares and specific proposals as to sharing of merger expenses. The Committee then approved the Tender Offer and the Merger as being in the best interests of DSF Fund and determined that the interests of existing stockholders would not be diluted as a result of the Merger. At a meeting on June 1, 2001, the Board of Directors of DSF Fund, including a majority of the Disinterested Directors, determined that the Tender Offer and the Merger would be in the best interests of DSF Fund and that the interests of existing stockholders of DSF Fund would not be diluted as a result of the Merger. In determining that there would be no dilution of the interest of DSF Fund's stockholders, the Board of Directors of DSF Fund considered estimates provided by Dresdner RCM of DSF Fund's Merger expenses and of post-Merger pro-forma per share annual expense ratios. These estimates were based on May 4, 2001 net assets and assumed that various percentages of shares of DSF Fund (ranging from 0% to 50%) were purchased in the Tender Offer. Estimated dilution as a percentage of DSF Fund's net assets ranged from about 38 to 76 basis points. This minimal dilution was offset by estimated post-Merger reductions in expense ratios to DSF Fund stockholders ranging from about 21 basis points to 64 basis points per annum. The estimates showed that the costs of the Merger to DSF Fund stockholders would be recovered in about 1.2 to 1.8 years through the estimated savings in expense ratios.

In reaching the conclusion that the Merger is in the best interest of DSF Fund, the DSF Fund Board of Directors considered a number of additional factors, including: (1) their knowledge of and satisfaction with the performance of Dresdner RCM as an investment adviser; (2) historical and pro forma financial information, including realized and unrealized gains and losses of each Fund;
(3) the fact that shares of the Funds trade at discounts from their net asset values and that stockholders of DSF Fund may receive shares trading at a different discount from net asset value than the shares of DSF Fund; and (4) the fact that the Tender Offer and the Merger would be abandoned and DSF Fund would be liquidated and dissolved if (i) more than 75% of DSF Fund's outstanding shares were tendered in the Tender Offer or (ii) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represented a discount from its net asset value that, as a percentage of its net asset value, was more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

DELIBERATIONS OF THE RCS FUND DIRECTORS

The Board of Directors of RCS Fund considered a merger of the two Funds as an opportunity to benefit existing RCS Fund stockholders by acquiring additional portfolio assets of a similar nature, credit quality and duration as the Fund's existing assets, thereby potentially increasing RCS Fund's ability to realize economies of scale, and by increasing the number of outstanding shares of the Fund, thereby potentially creating a more liquid trading market for shares of RCS Fund. In exploring the merger of DSF Fund into RCS Fund, the Board of Directors of RCS Fund made its approval of such a transaction subject to two principal conditions: there would be no impairment of the overall credit quality of RCS Fund's existing portfolio of investments as a result of the acquisition of DSF Fund's assets and any merger expenses incurred by RCS Fund, as well as the overall expenses of the combined funds after the merger, would not result in a higher rate of operating costs for RCS Fund.

In approving the Merger, the Board of Directors of RCS Fund considered: (1) the credit quality of the DSF Fund assets that would be acquired by RCS Fund in a merger; (2) transaction costs that might be incurred by RCS Fund to reinvest cash acquired in lieu of DSF Fund portfolio securities; (3) the allocation of Merger-related expenses between the two Funds; (4) the effect of Merger-related expenses on the Combined Fund's expense ratio, and whether the Merger would be accretive or dilutive of existing stockholders' interests in RCS Fund; (5) the adoption of appropriate accounting procedures to ensure proper calculation of shares to be issued by RCS Fund in connection with the Merger; (6) the circumstances in which DSF Fund could terminate the Merger prior to its consummation; and (7) the agreement by Dresdner RCM to indemnify RCS Fund against certain potential liabilities of DSF Fund.

RCS Fund has also entered into an agreement with Dresdner RCM (the "Letter Agreement") pursuant to which Dresdner RCM will waive such portion of its management fee during the first year following the Merger as may be necessary to ensure that the total expenses actually incurred by RCS Fund during that period, plus non-recurring Merger-related expenses, will be at least $75,000 less than the projected operating expenses for the Combined Fund using an estimated expense ratio for RCS Fund computed on the assumption that the Merger had not taken place. In addition, Dresdner RCM will waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of RCS Fund's pre-Merger net assets. See page [__], "Information about the Merger - RCS Fund and Dresdner RCM Letter Agreement."

On June 15, 2001, at a Special Meeting of the Board of Directors of RCS Fund, the Board, including the Disinterested Directors, determined that the terms of the Merger, as set forth in the Merger Agreement and the Letter Agreement, are fair and reasonable and would be in the best interests of RCS Fund's stockholders. The Board of Directors of RCS Fund, therefore, voted unanimously to approve the Merger and the Merger Agreement substantially in the form attached as Appendix A to this Prospectus/Proxy Statement and to recommend approval by the stockholders of RCS Fund.

AGREEMENT AND PLAN OF MERGER. The following discussion of the Merger Agreement is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement.

The terms of the Merger, which is structured as a statutory merger under Maryland law, are set forth in the Merger Agreement. The Merger Agreement provides that, on the Merger Date (10:00 a.m. San Francisco time, on the next full business day following the Valuation Time, as defined below), RCS Fund will acquire all of DSF Fund's assets and assume all of DSF Fund's liabilities, and all outstanding shares of common stock of DSF Fund will be converted into full and fractional Merger Shares having an aggregate net asset value equal to the aggregate net asset value of the DSF Fund shares. The time (the "Valuation Time") as of which the Funds' assets and liabilities will be valued for purposes of determining the net asset value of their respective shares for the Merger will be 2:00 p.m. San Francisco time on the fourth full business day following the expiration of the Tender Offer, or such other date and time as may be agreed upon by the parties.

As a result of the Merger, each holder of shares of common stock of DSF Fund on the Merger Date will, without taking any further action, receive a number of Merger Shares equal in net asset value to the net asset value of his or her shares of DSF Fund, such values being determined at the Valuation Time. This share conversion will be accomplished by establishing accounts on the share records of RCS Fund in the name of each DSF Fund stockholder on the Merger Date, with each account representing the respective number of Merger Shares due to such stockholder. Certificates representing Merger Shares will be issued only upon written request by a stockholder receiving such shares.

As a result of the Merger and the conversion of shares of DSF Fund into shares of RCS Fund, as described above, stockholders of DSF Fund will become stockholders of RCS Fund, with the rights and obligations of such stockholders as set forth in RCS Fund's Charter and Bylaws. DSF Fund will, by operation of law, cease to exist as a separate corporation upon the consummation of the Merger, and RCS Fund will thereafter continue as the surviving corporation under Maryland law.

The consummation of the Merger is subject to the conditions set forth in the Merger Agreement, including the condition that the Merger and related transactions be approved by the stockholders of each Fund. See "Synopsis - Percentage of Stockholders' Votes Required to Approve the Merger" at page [ _ ]. The Merger Agreement may be terminated and the Merger abandoned at any time, before or after approval by the stockholders, prior to the Merger Date by mutual consent of the Boards of Directors of RCS Fund and DSF Fund or if any condition set forth in the Merger Agreement has not been fulfilled and has not been waived by the party entitled to its benefits.

The Merger Agreement will terminate, and DSF Fund will be liquidated in an orderly fashion and dissolved and the liquidation proceeds distributed pro rata to DSF Fund stockholders, in either of two situations: (1) if stockholders of DSF Fund tender more than 75% of the outstanding shares of DSF Fund in the Tender Offer; or (2) if the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

EXPENSES OF THE MERGER. The following summary of the expenses of the Merger and their allocation between the Funds is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached as Appendix A to this Prospectus/Proxy Statement.

COMPLETED MERGER EXPENSES. The legal, printing and other fees and expenses incurred by RCS Fund and DSF Fund to prepare, print and distribute the documents necessary to effect the Merger, including this Prospectus/Proxy Statement, the SAI and the Merger Agreement, are estimated to be $325,000. Pursuant to the Merger Agreement, RCS Fund will be responsible for the first $25,000 of these expenses, which may be higher than estimated, and DSF Fund will be liable for the remainder if the Merger is consummated. In addition, each Fund will separately be responsible for its own legal and other costs and expenses to prepare those portions of this Prospectus/Proxy Statement that relate to proposals other than the Merger to be voted on by that Fund's stockholders and to hold meetings of its stockholders and Directors to consider the Merger and the Merger Agreement. The expenses described in this paragraph that each Fund will bear will be included as a liability of such Fund at the Valuation Time, causing such Fund's aggregate net asset value and net asset value per share to be lower than what it would have been in the absence of these expenses.

In connection with the Merger, DSF Fund may liquidate certain of its portfolio securities which RCS Fund decides are unsuitable or undesirable for it to acquire. Cash proceeds from the sale of such DSF Fund assets which are not reinvested prior to the Merger in portfolio securities acceptable to RCS Fund would be acquired by RCS Fund in the Merger in lieu of securities, and may be reinvested by RCS Fund in accordance with its investment policies and restrictions. RCS Fund may incur transaction costs when reinvesting any such cash acquired in the Merger.

As discussed above, prior to the Merger, DSF Fund will conduct a Tender Offer for outstanding shares of DSF Fund. The liquidation of DSF Fund's portfolio assets to finance the repurchase of tendered shares will entail transaction costs, which will be borne by DSF Fund. In addition, these liquidation transactions, as well as any pre-Merger liquidation of DSF Fund assets discussed in the preceding paragraph, may cause DSF Fund to realize capital gains or losses prior to the Merger Date. Any gains realized by DSF Fund prior to the Merger Date will be distributed to stockholders of DSF Fund prior to the Merger Date and, therefore, the tax costs associated with such gains will be borne solely by DSF Fund stockholders. See page [ ], "Information About the Merger - Federal Income Tax Consequences."

"BROKEN DEAL" EXPENSES. In addition to the expense provisions discussed above, the Merger Agreement requires DSF Fund to reimburse RCS Fund for certain Merger-related expenses incurred by RCS Fund in the event that the Merger is not consummated. The following discussion of these "broken deal" reimbursement provisions is intended only as a summary, and you should refer to the full text of the Merger Agreement in Appendix A of this Prospectus/Proxy Statement for a more complete description of DSF Fund's expense reimbursement obligations:

      - DSF Fund will reimburse one-half of the reasonable expenses incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement (other than incremental costs associated with preparing the portions of this Prospectus/Proxy Statement captioned "Additional Proposals to be Voted on by Stockholders of RCS Fund Only" and expenses incurred in connection with the accountant's letter referred to in Section 8(g) of the Merger Agreement), the Merger Agreement and other documents necessary to effect the Merger if the Merger is not consummated because: (1) the holders of a majority of outstanding shares of DSF Fund vote to approve the Merger but the holders of a majority of the outstanding shares of RCS Fund do not vote to approve the Merger: (2) the Directors of RCS Fund and DSF Fund mutually agree to terminate the Merger Agreement; (3) the Merger Agreement terminates automatically upon the failure to consummate the Merger by December 31, 2001, unless the Directors of both Funds agree to extend this date; (4) the holders of a majority of outstanding shares of each of DSF Fund and RCS Fund do not vote to approve the Merger; (5) any condition to DSF Fund's obligation to complete the Merger set forth in Section 9 of the Merger Agreement (other than the Tender Offer and required approvals of the RCS Fund and DSF Fund stockholders) is not fulfilled; (6) RCS Fund has not received prior to the effective date of this Registration Statement the accountant's letter referred to in Section 8(g) of the Merger Agreement; or (7) both a condition to DSF Fund's obligation to complete the Merger set forth in Section 9 of the Merger Agreement (other than the Tender Offer and the approvals of the RCS Fund and DSF Fund stockholders) and a condition to RCS Fund's obligation to complete the Merger set forth in Section 8 of the Merger Agreement (other than the accountant's letter referred to in Section 8(g) and the approvals of the RCS Fund and DSF Fund stockholders) are not fulfilled.

      - DSF Fund will reimburse RCS Fund for all reasonable expenses in excess of $40,000 incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement, the Merger Agreement and other documents necessary to effect the Merger, as well as all reasonable expenses incurred by RCS Fund to hold meetings of its Board of Directors and stockholders to consider the Merger proposal, if (1) the holders of a majority of outstanding shares of RCS Fund vote to approve the Merger but the holders of a majority of outstanding shares of DSF Fund do not vote to approve the Merger, or (2) by December 31, 2001, or such other date as the Directors of both Funds shall mutually agree on, the holders of a majority of outstanding shares of RCS Fund have voted to approve the Merger but the DSF Fund stockholders have not yet voted on the Merger proposal.

      - DSF Fund will reimburse RCS Fund for all reasonable expenses in excess of $25,000 incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement, the Merger Agreement and other documents necessary to effect the Merger, as well as all reasonable expenses in excess of $40,000 incurred by RCS Fund to hold meetings of its Board of Directors and stockholders to consider the Merger, if the Merger is terminated pursuant to the Merger Agreement because (1) 75% or more of the outstanding shares of DSF Fund are tendered in the Tender Offer; or (2) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

      - DSF Fund will reimburse RCS Fund for all reasonable expenses incurred by RCS Fund in connection with the Merger (other than incremental costs associated with preparing the portions of this Prospectus/Proxy Statement captioned "Additional Proposals to be Voted on by Stockholders of RCS Fund Only" and expenses incurred in connection with the accountant's letter referred to in Section 8(g) of the Merger Agreement) if the Merger is not consummated by reason of the non-fulfillment of any condition to RCS Fund's obligations set forth in Section 8 of the Merger Agreement, other than the required approvals of the RCS Fund and DSF Fund stockholders and the accountant's letter referred to in Section 8(g) of the Merger Agreement.

In addition, pursuant to the Letter Agreement, Dresdner RCM will reimburse RCS Fund for certain "broken deal" expenses not reimbursed by DSF Fund under the terms of the Merger Agreement. See page [__], "Information about the Merger - RCS Fund and Dresdner RCM Letter Agreement." Notwithstanding any of the expense reimbursement provisions contained in the Merger Agreement or the Letter Agreement and described in this Prospectus/Proxy Statement, RCS Fund shall directly bear such expenses to the extent that their reimbursement by DSF Fund or Dresdner RCM would, in the opinion of legal counsel to RCS Fund, result in the disqualification of RCS Fund as a "regulated investment company" under
Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

RCS FUND AND DRESDNER RCM LETTER AGREEMENT. In connection with the Merger, RCS Fund has entered into the Letter Agreement with Dresdner RCM, dated as of August 2, 2001. The following summary of the terms of the Letter Agreement is qualified in its entirety by the full text of the Letter Agreement, a copy of which has been filed with the SEC as an exhibit to this Registration Statement.

Pursuant to the Letter Agreement, Dresdner RCM has agreed, to the extent not reimbursed by DSF Fund pursuant to the Merger Agreement, to:

      - Reimburse all expenses up to a maximum of $40,000 incurred by RCS Fund to hold meetings of its Board of Directors and stockholders to consider the Merger in the event that (1) the Merger is not consummated due to the nonfulfillment of any condition to DSF Fund's obligation to consummate the Merger, including a failure to obtain the required approval of the RCS Fund stockholders but excluding a failure to obtain the required approval of the DSF Fund stockholders, or (2) the Merger is terminated pursuant to the Merger Agreement because (i) 75% or more of the outstanding shares of DSF Fund are tendered in the Tender Offer or (ii) the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a discount from its net asset value that, as a percentage of its net asset value, is more than 15 percentage points greater than the discount from net asset value, as a percentage of its net asset value, represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for these purposes, a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value).

      - Reimburse all expenses up to a maximum of $40,000 incurred by RCS Fund to prepare and distribute this Prospectus/Proxy Statement, the Merger Agreement and other documents necessary to effect the Merger in the event that the holders of a majority of the shares of DSF Fund do not vote to approve the Merger.

      - Waive a portion of its management fee payable by RCS Fund during the twelve months immediately following the Merger as may be necessary to ensure that the total operating expenses for the Combined Fund for that period, plus non-recurring Merger-related expenses, will be at least $75,000 less than the projected operating expenses for the Combined Fund using an estimated expense ratio for RCS Fund computed on the assumption that the Merger had not taken place.

      - Waive its management fee in excess of a rate of 0.75% per annum on net assets of the Combined Fund in excess of the net assets of RCS Fund immediately prior to the Merger.

DESCRIPTION OF THE MERGER SHARES. Each of the Merger Shares will be fully paid and nonassessable when issued and will have no preemptive, conversion or exchange rights. The Merger Shares will have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. The Merger Shares will be transferable without restriction.

COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The following discussion summarizes the investment objectives, policies and restrictions of RCS Fund. Except as noted below, DSF Fund generally has similar investment policies to those of RCS Fund. Further, except as noted below, the investment objectives and policies of RCS Fund discussed below are not fundamental and may be changed without a vote of the holders of RCS Fund common stock, but the investment restrictions of RCS Fund are fundamental. The investment objectives, limitations on investment and restrictions of DSF Fund are all fundamental, and may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of DSF Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities, or (2) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. This section is qualified in its entirety by the discussion in the SAI, which is incorporated herein by reference.

INVESTMENT OBJECTIVES. The primary investment objective of RCS Fund is to generate a level of income that is higher than that generated by high quality, intermediate term U.S. debt securities, which are defined as three-to ten-year instruments that are rated at least AA by S&P or Aa by Moody's. As a secondary objective, RCS Fund will seek to maintain volatility in the net asset value of the common stock comparable to that of high quality, intermediate term U.S. debt securities. RCS Fund will also seek capital appreciation to the extent consistent with its other investment objectives. THE PRIMARY INVESTMENT OBJECTIVE OF DSF FUND IS HIGH INCOME THROUGH GLOBAL INVESTMENT IN DEBT SECURITIES. LONG-TERM CAPITAL APPRECIATION THROUGH SUCH INVESTMENT IS A SECONDARY OBJECTIVE OF DSF FUND.

INVESTMENT POLICIES. RCS Fund invests in a portfolio of U.S. and foreign debt securities.

Under current market conditions, RCS Fund expects to invest principally in a portfolio of high quality, intermediate term U.S. mortgage-related securities and foreign debt instruments. Under normal market conditions, RCS Fund will invest at least 65% of its total assets in government securities, including bonds issued or guaranteed by the U.S. or foreign governments. DSF FUND DOES NOT HAVE A COMPARABLE INVESTMENT POLICY.

RCS Fund will allocate its assets among securities of countries and in currency denominations where opportunities for meeting its investment objectives are expected to be the most attractive. RCS Fund's investments will be allocated among debt securities of issuers in three separate investment sectors: the United States, developed foreign markets and emerging markets. RCS Fund will invest a minimum of 33% of its net assets in U.S. debt securities. A maximum of 67% of RCS Fund's total assets may be invested in foreign debt instruments, including emerging market debt instruments, and a maximum of 20% of RCS Fund's total assets may be invested in emerging market debt instruments. RCS Fund may also invest up to 45% of its total assets in the securities of governmental or corporate issuers located in a single foreign country, subject to RCS Fund's overall limitation on foreign securities holdings. AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND IS NOT REQUIRED TO MAINTAIN A MINIMUM OR MAXIMUM ALLOCATION OF INVESTMENTS IN THE UNITED STATES, DEVELOPED FOREIGN MARKETS OR EMERGING MARKETS. FURTHER, AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND'S INVESTMENTS ARE DENOMINATED IN THE U.S. DOLLAR, EXCEPT THAT DSF FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS AT THE TIME OF INVESTMENT IN NON-U.S. DOLLAR DENOMINATED SECURITIES, WITH NO MORE THAN 10% OF ITS TOTAL ASSETS AT THE TIME OF INVESTMENT IN SECURITIES DENOMINATED IN THE CURRENCIES OF EMERGING MARKET COUNTRIES AND NO MORE THAN 5% OF ITS TOTAL ASSETS AT THE TIME OF INVESTMENT IN SECURITIES DENOMINATED IN ANY ONE EMERGING MARKET COUNTRY CURRENCY.

Except with respect to emerging market instruments, RCS Fund will invest, under normal market conditions, only in securities that are rated investment grade or, if unrated, are of comparable quality in the determination of Dresdner RCM. Investment grade securities are generally considered to be those securities rated BBB or higher by S&P or Baa or higher by Moody's. DSF FUND DOES NOT HAVE A COMPARABLE INVESTMENT POLICY.

RCS Fund will seek to maintain a minimum average dollar-weighted credit quality of securities in its portfolio of AA by S&P or Aa by Moody's or their equivalent. As discussed above, RCS Fund also may invest up to 20% of its total assets in emerging market debt instruments, which may be rated below investment grade and may involve a higher degree of risk. AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND SEEKS TO MAINTAIN A DOLLAR-WEIGHTED AVERAGE PORTFOLIO QUALITY OF INVESTMENT GRADE BASED ON RATINGS BY MOODY'S OR S&P, MEASURED AT THE TIME OF INVESTMENT; PROVIDED, HOWEVER, THAT NO MORE THAN 10% OF DSF FUND'S TOTAL ASSETS AT THE TIME OF INVESTMENT WILL BE INVESTED IN ANY ONE SOVEREIGN ISSUER RATED BELOW AA BY S&P OR AA BY MOODY'S. DSF FUND'S INVESTMENTS IN SECURITIES DENOMINATED IN EMERGING MARKET COUNTRY CURRENCIES MAY INCLUDE NON-INVESTMENT GRADE SECURITIES.

The weighted average life of RCS Fund's investments, under normal market conditions, is expected to be less than 10 years. DSF FUND HAS A COMPARABLE INVESTMENT POLICY.

RCS Fund may not invest more than 10% of its total assets in Brady Bonds. DSF FUND DOES NOT HAVE A COMPARABLE LIMITATION.

RCS Fund may invest up to 20% of its total assets in commercial mortgage-related securities. DSF FUND DOES NOT HAVE A COMPARABLE LIMITATION.

Under normal market conditions, RCS Fund will invest at least 65% of its total assets in issuers located in not less than three different countries, including the United States. Further, securities of issuers in any one foreign country (other than the United States) will represent no more than 45% of RCS Fund's total assets. DSF FUND DOES NOT HAVE A COMPARABLE LIMITATION.

RCS Fund may hold cash and/or invest any portion or all of its assets in high quality money market instruments if Dresdner RCM believes that a temporary defensive posture in the market is warranted. DSF FUND MAY INVEST UNLIMITED AMOUNTS IN U.S. TREASURY SECURITIES.

As a matter of fundamental policy, RCS Fund is authorized to borrow money from banks, other financial institutions, or other lenders in an amount up to 33-1/3% of RCS Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than bank or other borrowings, and may engage without limitation in reverse repurchase agreements and dollar rolls (which may be deemed to be "borrowings" under current regulations). RCS Fund is authorized to borrow an amount not exceeding 5% of its total assets for temporary or emergency purposes, such as for the clearance and settlement of portfolio transactions, provided that the total amount borrowed does not exceed 33-1/3 %. AS A MATTER OF FUNDAMENTAL POLICY, DSF FUND MAY NOT BORROW MORE THAN 30% (INCLUDING THE AMOUNT BORROWED) OF ITS TOTAL ASSETS, LESS ALL LIABILITIES AND INDEBTEDNESS OTHER THAN BANK OR OTHER BORROWINGS FOR INVESTMENT PURPOSES. IN ADDITION, DSF FUND MAY BORROW FOR TEMPORARY OR EMERGENCY PURPOSES AN AMOUNT UP TO 5% OF DSF FUND'S TOTAL ASSETS (NOT INCLUDING THE AMOUNT BORROWED).

The Funds understand that the staff of the SEC deems certain transactions that the Funds may enter into to involve the issuance of a senior security unless liquid assets are segregated or their obligations under such transactions are otherwise covered. Such transactions include: short sales, reverse repurchase agreements, forward contracts, future contracts and options thereon, options on securities and currencies, dollar rolls and swaps, caps, floors and collars. To the extent that the Funds have segregated liquid assets, entered into a closing transaction, or otherwise covered a transaction or position, such transaction or position will not be deemed to be a senior security and will not be subject to the Funds' restrictions on borrowing.

RCS Fund may invest in corporate fixed income securities of both domestic and foreign issuers.

DSF FUND MAY INVEST, AT THE TIME OF INVESTMENT, UP TO: (i) 5% OF ITS TOTAL ASSETS IN ANY ONE NON-SOVEREIGN ISSUER; AND (ii) 10% OF ITS TOTAL ASSETS IN ISSUERS OF ANY ONE EMERGING MARKET COUNTRY.

INVESTMENT RESTRICTIONS. RCS Fund and DSF Fund have adopted the fundamental investment restrictions noted below, which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Where the Funds have fundamental restrictions or policies addressing similar matters, the corresponding restrictions or policies have been set forth opposite each other.

                       RCS FUND                                               DSF FUND
RCS Fund may not purchase securities on margin, except   DSF Fund may not purchase securities on margin,
that RCS Fund may obtain any short-term credits          except such short-term credits as may be necessary
necessary for the clearance of purchases and sales of    for the clearance of transactions.  For purposes
securities.  For purposes of this restriction, the       of this restriction, the deposit or payment by DSF
deposit or payment of initial or variation margin in     Fund of securities and other assets in escrow or
connection with futures contracts or related options     collateral agreements with respect to initial or
will not be deemed to be a purchase of securities on     variation margin in connection with futures
margin.                                                  contracts or options will not be deemed to be a
                                                         purchase of securities on margin.

RCS Fund is subject to a similar NON-FUNDAMENTAL         DSF Fund may not make short sales of securities or
restriction.                                             maintain a short position if the market value of
                                                         all securities sold
                                                         short exceeds 25% of
                                                         the value of DSF Fund's
                                                         total assets.

                       RCS FUND                                               DSF FUND
RCS Fund may not borrow money, except that RCS Fund      DSF Fund may not issue senior securities or borrow
may engage in reverse repurchase agreements and dollar   money, except that DSF Fund may issue senior
roll transactions and may borrow in an amount not        securities and borrow money, on a secured or
exceeding 33-1/3% of the value of RCS Fund's total       unsecured basis, in an amount, at the time of
assets (including the amount borrowed) valued at         borrowing or investing, up to 30% of DSF Fund's
market, less liabilities (not including the amount       total assets (including the amount borrowed), less
borrowed) at the time the borrowing is made, and may     all liabilities and indebtedness other than bank
use the proceeds of such borrowing for investment        or other borrowings and may use the proceeds of
purposes.  In addition, RCS Fund may borrow money for    such senior securities or borrowings for
temporary or emergency purposes in an amount not         investment purposes.  In addition, DSF Fund may
exceeding 5% of the value of RCS Fund's total assets     borrow for temporary or emergency purposes an
(not including the amount borrowed) provided that the    amount up to 5% of DSF Fund's total assets (not
total amount borrowed by RCS Fund for any purpose does   including the amount borrowed).
not exceed 33-1/3% of its total assets.

RCS Fund may not pledge, hypothecate, mortgage, or       DSF Fund is not subject to a similar restriction.
otherwise encumber its assets except to secure
borrowings and as margin or collateral for financial
futures, swaps and other negotiable transactions in
the over-the-counter market.

RCS Fund may not underwrite the securities of other      DSF Fund may not act as an underwriter (except to
issuers, except insofar as RCS Fund may be deemed an     the extent DSF Fund may be deemed to be an
underwriter in the course of disposing of portfolio      underwriter in connection with the sale of securities
securities.                                              in DSF Fund's investment portfolio).

RCS Fund may not purchase or sell real estate or         DSF Fund may not purchase or sell real estate or
interests in real estate, except that RCS Fund may       interests in real estate (other than
purchase and sell securities that are secured by real    mortgage-related securities), commodities or
estate or interests in real estate and may purchase      commodity contracts, except that DSF Fund may
securities issued by companies that invest or deal in    invest in futures contracts, options thereon and
real estate.                                             options on currencies.

RCS Fund may not invest in commodities, except that      DSF Fund is subject to the preceding restriction
RCS Fund may invest in futures contracts and options     regarding commodities.
thereon, and options on currencies.

                       RCS FUND                                               DSF FUND
RCS Fund may not make loans to others, except through    DSF Fund may not make loans. This restriction
the purchase of qualified debt obligations, the entry    does not apply to: (a) the purchase of publicly
into repurchase agreements and loans of portfolio        traded debt securities consistent with DSF Fund's
securities consistent with RCS Fund's investment         investment objectives and policies (including
objectives and policies.                                 participation interests in such securities); and
                                                         (b) loans of DSF Fund's portfolio securities.

RCS Fund may not invest in securities of other           DSF Fund is not subject to a similar restriction.
investment companies registered or required to be
registered under the 1940 Act, except as they may be
acquired as part of a merger, consolidation,
reorganization, acquisition of assets or an offer of
exchange, or to the extent permitted by the 1940
Act.

RCS Fund is not subject to a similar fundamental         DSF Fund may not make investments for the purpose
restriction.                                             of exercising control or management.

RCS Fund may not purchase any securities which would     DSF Fund may not invest more than 25% of its total
cause more than 25% of the value of RCS Fund's total     assets at the time of investment in any one
assets at the time of purchase to be invested in the     industry (including banking). U.S. Treasury securities
of issuers conducting their principal securities         are excluded from this restriction.
business activities in the same industry; provided
that there shall be no limit on the purchase of U.S.
government securities, including securities issued by
any agency or instrumentality of the U.S. government,
and related repurchase agreements.

FEDERAL INCOME TAX CONSEQUENCES. If the Merger is consummated as contemplated by the Merger Agreement, it is the opinion of Sullivan & Cromwell (based upon certain representations and subject to certain qualifications) that, for federal income tax purposes:

       (i) the acquisition by RCS Fund of DSF Fund solely in exchange for Merger Shares and the assumption by RCS Fund of liabilities of DSF Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

       (ii) under Section 361 of the Code, no gain or loss will be recognized by DSF Fund upon the transfer of DSF Fund's assets and the assumption of its liabilities by RCS Fund in exchange for Merger Shares;

       (iii) under Section 354 of the Code, no gain or loss will be recognized by stockholders of DSF Fund upon the conversion of their shares of DSF Fund into Merger Shares;

       (iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by DSF Fund stockholders will be the same as the aggregate basis of DSF Fund shares converted into Merger Shares;

       (v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the stockholders of DSF Fund will include the holding periods of DSF Fund shares converted into such Merger Shares, provided that at the time of the reorganization DSF Fund shares are held by such stockholders as capital assets;

       (vi) under Section 1032 of the Code, no gain or loss will be recognized by RCS Fund upon the receipt of assets of DSF Fund in exchange for Merger Shares and the assumption by RCS Fund of the liabilities of DSF Fund;

       (vii) under Section 362(b) of the Code, the basis in the hands of RCS Fund of the assets of DSF Fund transferred to RCS Fund will be the same as the basis of such assets in the hands of DSF Fund immediately prior to the transfer; and

       (viii) under Section 1223(2) of the Code, the holding periods of the assets of DSF Fund in the hands of RCS Fund will include the holding periods during which such assets were held by DSF Fund.

If DSF Fund were to liquidate, for federal income tax purposes:

       (i) the amount distributed to each stockholder would be treated as full payment in exchange for the stockholder's DSF Fund shares; and

       (ii) the stockholder would recognize capital gain or loss equal to the difference between the amount received and the stockholder's tax basis in the DSF Fund shares. The capital gain or loss would be long-term capital gain or loss if the stockholder had a holding period in DSF Fund shares in excess of 1 year, or short-term capital gain or loss if such holding period is one year or less.

A portion of the assets of DSF Fund may be sold in connection with the Merger. DSF Fund will recognize capital gain or loss on a sale of assets in connection with the Merger equal to the difference between the amount realized on the sale of assets and the tax basis in the assets. Prior to the Merger Date, DSF Fund will declare a distribution to its stockholders which, together with all previous distributions, will have the effect of distributing to its stockholders all of its investment company taxable income and net realized capital gains through the Merger Date.

Stockholders of DSF Fund should consult their tax advisors regarding the effect, if any, of the Merger of the Funds or the contingent liquidation of DSF Fund in light of their individual circumstances.

Because the foregoing only relates to the federal income tax consequences of the Merger of the Funds and the contingent liquidation of DSF Fund, those stockholders also should consult their tax advisors as to state, local or foreign tax consequences, if any, of the Merger of the Funds or the contingent liquidation of DSF Fund.

CAPITALIZATION. The following table shows the capitalization of (i) DSF Fund and RCS Fund as of January 31, 2001, and (ii) on a pro forma combined basis, giving effect to the Merger at net asset value of the Funds as of that date and after giving effect to DSF Fund's repurchase of 50% of its shares outstanding as of the date of the Merger Agreement in connection with the Tender Offer:

-----------------------------------------------------------------------------------------------------------------------

                                                                                          PRO FORMA COMBINED (AFTER
                                             DSF FUND                 RCS FUND           GIVING EFFECT TO THE TENDER
                                                                                                   OFFER)*

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                  $88,667,023             $339,871,808                 $383,983,652

-----------------------------------------------------------------------------------------------------------------------

SHARES OF COMMON STOCK OUTSTANDING           11,954,566               30,515,800                   34,476,430

-----------------------------------------------------------------------------------------------------------------------

NET ASSETS PER SHARE OF COMMON STOCK              $7.42                   $11.14                       $11.14

-----------------------------------------------------------------------------------------------------------------------

* Assumes that 50% of outstanding shares of DSF Fund common stock are tendered in the Tender Offer. It is a condition of RCS Fund's obligation to close the Merger that DSF Fund shall not have repurchased in the Tender Offer or otherwise more than 50% of its shares outstanding on the date of the Merger Agreement. If less than 50% of DSF Fund's outstanding shares are tendered, the actual assets acquired by RCS Fund in the Merger may be greater than projected. The combined capitalization of the Funds as of the above date, without giving effect to the Tender Offer, would be $428,538,831.

The table above assumes that the Merger was consummated on January 31, 2001 and is for informational purposes only. No assurance can be given as to how many Merger Shares DSF Fund stockholders will actually receive or the net asset value per share of common stock of either Fund on the date the Merger takes place.

Unaudited pro forma combined financial statements of the Funds as of January 31, 2001 and for the 12-month period then ended are included in the SAI. Because the Merger Agreement provides that RCS Fund will be the surviving fund following the Merger and because RCS Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the acquisition of the assets and of the assumption liabilities of DSF Fund by RCS Fund as contemplated by the Merger Agreement.

EACH FUND'S BOARD OF DIRECTORS BELIEVES THAT THE MERGER AND RELATED TRANSACTIONS ARE ADVISABLE AND IN THE BEST INTERESTS OF ITS RESPECTIVE STOCKHOLDERS. ACCORDINGLY, EACH FUND'S BOARD

RECOMMENDS THAT ITS RESPECTIVE STOCKHOLDERS VOTE FOR APPROVAL OF THE MERGER AND THE RELATED TRANSACTIONS.



II.  ADDITIONAL PROPOSALS TO BE VOTED ON BY STOCKHOLDERS OF DSF FUND ONLY

      DSF FUND PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                        BETWEEN DSF FUND AND DRESDNER RCM

THE PROPOSAL. Stockholders of DSF Fund are being asked to approve a new investment management agreement between DSF Fund and Dresdner RCM (the "Proposed Advisory Agreement") which would take effect on the date of its approval by stockholders, continuing in effect thereafter from year to year if its continuance is approved at least annually, as described below. A new investment management agreement is necessitated by the recent acquisition by Allianz AG ("Allianz") of Dresdner Bank AG ("Dresdner Bank"), the ultimate parent company of Dresdner RCM, which acquisition, Dresdner RCM has determined, resulted in an "assignment" and automatic termination of the investment management agreement between Dresdner RCM and DSF Fund that was in effect immediately prior to Allianz's acquisition of Dresdner Bank (the "Prior Advisory Agreement") pursuant to the 1940 Act. Stockholder approval of this proposal would permit DSF Fund to continue to operate following Allianz's acquisition of Dresdner Bank under an investment advisory agreement substantially identical to the Prior Advisory Agreement.

ALLIANZ BACKGROUND; THE TRANSACTION. Allianz is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US $371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros). Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, Dresdner RCM has infromed DSF Fund that, consistent with past practice, Munich Re is not expected to be involved in the management of Dresdner RCM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

On July 23, 2001 (the "Closing Date"), Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner Bank to create an integrated financial services firm (the "Transaction"). Under the terms of the Transaction, which was originally announced on April 1, 2001, Allianz purchased shares from the shareholders of Dresdner Bank for cash and stock valued at 53.13 Euros (approximately US$46.32) per Dresdner Bank share. The Transaction makes Allianz one of the world's largest asset managers, with over US $1 trillion in assets under management.

The Transaction is being treated for purposes of the 1940 Act as a change in control of Dresdner RCM. The 1940 Act provides that such a change in control constitutes an "assignment" of the Prior Advisory Agreement under which Dresdner RCM provided advisory services to DSF Fund, resulting in the automatic termination of the Prior Advisory Agreement at the Closing Date. DSF Fund is currently operating under the Interim Advisory Agreement (as defined below) with Dresdner RCM.

POST-TRANSACTION STRUCTURE AND OPERATION. Upon consummation of the Transaction, Allianz acquired direct beneficial ownership of the voting securities of Dresdner Bank and indirect beneficial ownership of Dresdner RCM. It is anticipated that, upon receipt of certain specific regulatory approvals, Pacific Investment Management Company LLC (PIMCO), a Newport Beach, California-based investment manager, will provide management support to Dresdner RCM's fixed-income team. In addition to PIMCO, Dresdner RCM's advisory affiliates now include, among others, Nicholas-Applegate Capital Management and Oppenheimer Capital. Dresdner RCM and its affiliates will continue to operate in the United States as distinct asset managers under separate names.

ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF DSF FUND. The Transaction has not had and is not expected to have any immediate impact on Dresdner RCM's management of DSF Fund or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to DSF Fund. Dresdner RCM believes that the Transaction offers the potential to enhance its future ability to deliver quality investment advisory services. Specifically, Dresdner RCM anticipates that its affiliation with the Allianz Group may result in greater access of Dresdner RCM to European markets and business opportunities and integration with Dresdner RCM of the global fixed income expertise of PIMCO and other Allianz Group affiliates. In addition, Allianz has made the growth of its asset management operations a central component of its business plans, which may result in further expansion of Dresdner RCM's advisory business.

BOARD APPROVAL OF ADVISORY AGREEMENTS. On June 1, 2001, the Board of Directors of DSF Fund, including a majority of its Disinterested Directors, approved, pursuant to Rule 15a-4 under the 1940 Act, an interim investment advisory agreement with Dresdner RCM (the "Interim Advisory Agreement"), the terms and conditions of which are the same as the Prior Advisory Agreement, except for the Interim Advisory Agreement's effective and termination dates and certain provisions required by Rule 15a-4. The Interim Advisory Agreement became effective on the Closing Date and will remain in effect until the earlier of (i) 150 days following the Closing Date, unless terminated sooner by DSF Fund on 10 calendar days' notice pursuant to Rule 15a-4 or (ii) the date that stockholders of DSF Fund approve the Proposed Advisory Agreement.

While it is currently anticipated that the Merger will be consummated before the end of the 150-day term of the Interim Advisory Agreement, it is possible that it will not be, in which case no investment advisory agreement would then be in effect. The Directors determined that the Interim Advisory Agreement was necessary to ensure a continuity of investment advisory services for DSF Fund following the Closing Date, pending stockholder consideration and approval of the Proposed Advisory Agreement. In addition, pursuant to Rule 15a-4, all advisory fees under the Interim Advisory Agreement must be placed into an interest-bearing escrow account and may be fully paid out to Dresdner RCM if an investment advisory agreement with Dresdner RCM has been approved by DSF Fund stockholders.

For these reasons, on June 1, 2001, the DSF Fund Board, including a majority of the Disinterested Directors, approved the Proposed Advisory Agreement, which is to become effective, and supersede the Interim Advisory Agreement, upon approval by stockholders. The terms of the Prior Advisory Agreement and the Proposed Advisory Agreement are identical, except for the effective and termination dates. (Each of the Prior Advisory Agreement and the Proposed Advisory Agreement may sometimes hereinafter be referred to as an "Advisory Agreement," and collectively, the "Advisory Agreements.")

At its June 2001 meeting, the Board of Directors of DSF Fund approved the proposed Advisory Agreement, which would take effect on the date of its approval by the stockholders of DSF Fund and continue in effect thereafter from year to year if its continuance is approved at least annually in accordance with relevant provisions of the 1940 Act. In recommending approval of the Proposed Advisory Agreement by the DSF Fund stockholders, the DSF Fund Board took into account many of the same factors it considered on November 30, 2000, when the Board, including the Disinterested Directors, last approved the Prior Advisory Agreement with Dresdner RCM. The Board of Directors of DSF Fund considered the most important factor under the circumstances to be the representations by Dresdner RCM that the Transaction was not expected to have any current impact on the nature or the quality of services provided by Dresdner RCM to DSF Fund or the personnel providing these services. The Board of Directors was also presented with and considered information as to comparative performance and fees of other closed-end funds with investment objectives similar to those of DSF Fund as well as the profitability of the Prior Advisory Agreement to Dresdner RCM.

The Prior Advisory Agreement was most recently approved by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on November 30, 2000. The Prior Advisory Agreement was last approved by an affirmative vote of the stockholders on November 12, 1999.

TERMS OF BOTH ADVISORY AGREEMENTS. Subject to the supervision of DSF Fund's Board of Directors, Dresdner RCM determines which securities and other investments will be purchased, retained or sold by DSF Fund. Dresdner RCM also selects brokers and dealers to execute portfolio transactions on behalf of DSF Fund and determines the timing of portfolio transactions and other matters related to securities execution.

The following description of the services performed pursuant to the Advisory Agreements is subject to and qualified by the text of the form of agreement set forth as Appendix B to this Proxy Statement.

Subject to the terms of the Advisory Agreement, Dresdner RCM is responsible for furnishing continuously the investment program for DSF Fund in accordance with its investment objectives, policies and limitations and also provides investment research and advice to DSF Fund. Dresdner RCM advises regarding which securities to purchase or sell and the proportion of DSF Fund's assets to be held uninvested. Dresdner RCM also performs administrative services for DSF Fund pursuant to the Advisory Agreement. Among its services as administrator, Dresdner RCM arranges for calculating and publishing the net asset value of DSF Fund; prepares or causes to be prepared and submits proxy statements and reports to stockholders; periodically updates the Fund's Registration Statement and prepares reports filed with the SEC and other regulatory authorities; prepares and files

DSF Fund's tax returns; maintains certain books and records required under the 1940 Act; responds to, or refers to DSF Fund's officers or transfer agent, stockholder inquiries; and provides DSF Fund with adequate general office space and facilities and with personnel competent to perform the foregoing services. The Advisory Agreement authorizes Dresdner RCM to delegate any or all of its duties under the agreement to a subadviser or a subadministrator.

DSF Fund pays an investment advisory fee at an annual rate of 0.70% of DSF Fund's weekly net assets up to $100 million and at an annual rate of 0.65% of DSF Fund's weekly net assets in excess of $100 million. The fee is computed based upon the net asset value at the end of each week and payable at the end of each calendar month. (For the fiscal year ended October 31, 2000, DSF Fund paid Dresdner RCM fees of $620,689.)

Dresdner RCM pays all expenses of its employees and overhead incurred by them in connection with their duties as directors and officers under the Advisory Agreement. DSF Fund bears all of its own expenses, including, but not limited to, fees under the Advisory Agreement; fees of directors who are not "interested persons" (as defined in the 1940 Act) of DSF Fund or Dresdner RCM; out-of-pocket travel expenses of DSF Fund's disinterested directors and other expenses incurred by DSF Fund in connection with directors' meetings; interest expenses; taxes and government fees; brokerage commissions and other expenses incurred in acquiring or disposing of DSF Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying DSF Fund's shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of DSF Fund's shares; and expenses of stockholders' meetings.

The Advisory Agreement continues in effect from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940
Act) or may be terminated by DSF Fund, without the payment of any penalty, upon a vote of a majority of the directors of DSF Fund who are not interested persons or the affirmative vote of a "majority of outstanding voting securities" as required by the 1940 Act, at any time upon not less than 60 days' prior written notice to Dresdner RCM or by Dresdner RCM upon not less than 60 days' prior written notice to DSF Fund. The Advisory Agreement provides that Dresdner RCM will not be liable for any error of judgment or for any loss suffered by DSF Fund in connection with the services provided to DSF Fund, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages will be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from its willful misfeasance, bad faith, gross negligence or its reckless disregard of its obligations and duties under the Advisory Agreement.

The services of Dresdner RCM under the Advisory Agreement are not deemed to be exclusive. Dresdner RCM or any of its affiliates may provide similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of DSF Fund) and may engage in other activities.

At its meeting in November 2000, the DSF Fund Board did not renew the subadvisory agreement between Dresdner RCM and Kleinwort Benson Investment Management Americas Inc. ("KBIMA") pursuant to which KBIMA was paid by Dresdner RCM for its advice relating to investments in Australia and New Zealand. The subadvisory agreement was not renewed in 2000 because substantially all of the Australian and New Zealand bonds previously held in DSF Fund's portfolio were either sold or had matured.

SECTION 15(f) OF THE 1940 ACT. Dresdner RCM has informed DSF Fund that it and its affiliates will use all commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The second condition of
Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

The Board of Directors of DSF Fund has not been advised by Dresdner RCM of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on DSF Fund. Further, the composition of the Board of Directors currently complies with the provisions of Section 15(f).

EXPENSES. In connection with the approval of the Proposed Advisory Agreement, Dresdner RCM has agreed to reimburse DSF Fund for all legal and other costs and expenses in preparing this DSF Fund Proposal 2 and soliciting stockholder approval.

REQUIRED VOTE. Approval of the Proposed Advisory Agreement will require approval by a "majority of outstanding voting securities" as required by the 1940 Act. "Majority of the outstanding voting securities" under the 1940 Act and for the purposes of this Prospectus/Proxy Statement means the affirmative vote of the lesser of (i) 67% or more of the voting securities present at the Meeting if more than 50% of the outstanding shares are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting securities.

  THE BOARD OF DIRECTORS OF DSF FUND RECOMMENDS THAT YOU VOTE FOR DSF FUND
                                 PROPOSAL 2.


         DSF FUND PROPOSAL 3: ELECTION OF CLASS I DIRECTORS OF DSF FUND

DSF Fund's Bylaws provide that the Board of Directors is divided into three classes of Directors, as nearly equal in number as possible. Each Director serves for a term of three years, with one class being elected each year. Each year the term of office of one class expires.

At the Meeting, two Class I Directors will be elected to hold office until their three-year terms of office expire and until their successors are elected and qualify. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of Messrs. Foley and Rudsten (the nominees). Each of the nominees has consented to be named in this combined Prospectus/Proxy Statement and to serve as a Director if elected. Each of the Class I nominees is currently a Class I Director of DSF Fund. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such persons as the Directors may recommend.

The following table sets forth certain information concerning each of the nominees and each Director of DSF Fund.

INFORMATION ABOUT THE DIRECTORS.

                                                                  PRINCIPAL
                                                             OCCUPATIONS DURING         SHARES         PERCENT OF
                                                             PAST FIVE YEARS AND     BENEFICIALLY     SHARES OWNED
                                       POSITION(S) WITH         OTHER CURRENT      OWNED AT JULY 9,    AT JULY 9,
     NAME AND ADDRESS         AGE          DSF FUND             DIRECTORSHIPS            2001            2001(2)         CLASS
-------------------------   -------  ---------------------  ---------------------  ----------------   ------------     ---------
James J. Foley(1)              77    Director since 1986    Faculty Member,              1,538            0.01%            I
60 Pond Street                                              Harvard Graduate
Belmont, MA 02178                                           School of Business
                                                            (1952-1990).
                                                            Consultant to the
                                                            School's MBA
                                                            Admissions Board
                                                            (since January
                                                            1991); Consultant to
                                                            Courier Corp.

Jeffery S. Rudsten             52    Director since 2000    From 1978 to 1999              0               0%              I
P.O. Box 963                                                Principal (1981),
Ross, CA  94957                                             Senior Managing
                                                            Director (1997-99),
                                                            and Head of Fixed
                                                            Income Department
                                                            (1997-99), Dresdner
                                                            RCM; Director, RCM
                                                            Strategic Global
                                                            Government Fund,
                                                            Inc. (1994 to
                                                            1996).

-----------------------------
(1) Member, Audit Committee.
(2) The Directors and officers of DSF Fund as a group owned beneficially 1,199,441 shares of DSF Fund common stock, constituting 9.6% of the shares outstanding as of July 9, 2001.

Class II Directors' terms will expire in 2002 and Class III Directors' terms will expire in 2003. The following Directors of DSF Fund are entitled to hold office until their terms of office expire and until their successors are elected and qualify.

                                                             PRINCIPAL OCCUPATIONS        SHARES        PERCENT OF
                                                            DURING PAST FIVE YEARS     BENEFICIALLY    SHARES OWNED
                                        POSITION(S) WITH       AND OTHER CURRENT      OWNED AT JULY     AT JULY 9,
     NAME AND ADDRESS         AGE           DSF FUND             DIRECTORSHIPS           9, 2001          2001(2)        CLASS
-------------------------   -------  ---------------------  ---------------------  ----------------   ------------     ---------
Theodore J. Coburn(1)          48    Director and           Partner, Brown, Coburn          0               0%             II
116 East 68th Street                 Chairman of the        & Co. (since 1991);
New York, NY  10021                  Board since 2000       Director, Dresdner RCM
                                                            Global Funds, Inc.
                                                            (since 2000); Chairman
                                                            and Director, Dresdner
                                                            RCM Investment Funds
                                                            Inc. (1991-2001);
                                                            Education Associate,
                                                            Harvard University
                                                            Graduate School of
                                                            Education (since
                                                            1996); Director,
                                                            Nicholas-Applegate
                                                            Fund, Inc. (since
                                                            1987), Measurement
                                                            Specialties, Inc.
                                                            (designer and
                                                            manufacturer of sensor
                                                            and sensor-based
                                                            consumer products)
                                                            (since 1995), Video
                                                            Update, Inc. (retail
                                                            video sales) (since
                                                            1997), Belenos, Inc.
                                                            (network consulting)
                                                            (since 1998), and
                                                            Ariel Corporation
                                                            (technology network
                                                            communications
                                                            equipment) (since
                                                            1998); Trustee,
                                                            Nicholas-Applegate
                                                            Mutual Funds (since
                                                            1992).

                                                             PRINCIPAL OCCUPATIONS        SHARES        PERCENT OF
                                                            DURING PAST FIVE YEARS     BENEFICIALLY    SHARES OWNED
                                        POSITION(S) WITH       AND OTHER CURRENT      OWNED AT JULY     AT JULY 9,
     NAME AND ADDRESS         AGE           DSF FUND             DIRECTORSHIPS           9, 2001          2001(2)        CLASS
-------------------------   -------  ---------------------  ---------------------  ----------------   ------------     ---------
Luke D. Knecht*                47    Director and           Member of Board of            4,500            0.03%           II
                                     President since 1999   Managers and Managing
                                                            Director, Dresdner RCM
                                                            (since 1998); Chairman
                                                            and President, RCM
                                                            Strategic Global
                                                            Government Fund, Inc.
                                                            (since 1999);
                                                            Executive Director,
                                                            Russell Reynolds
                                                            Associates (global
                                                            executive recruiting
                                                            firm) (1995-1997);
                                                            Chairman, Caywood
                                                            Scholl Capital
                                                            Management
                                                            (institutional
                                                            fixed-income
                                                            investment adviser)
                                                            (since 1998).

Stephen K. West*               72    Director since 1997    Partner, Sullivan &           11,000             0.09%           II
42 Old Wood Road                                            Cromwell (1964-1996);
Bernardsville, NJ  07924                                    Of Counsel, Sullivan &
                                                            Cromwell (since 1997);
                                                            Director, AMVESCAP plc
                                                            (since 1997), Pioneer
                                                            Funds (since 1995),
                                                            and Swiss Helvetia
                                                            Fund, Inc. (since
                                                            1996).

                                                             PRINCIPAL OCCUPATIONS        SHARES        PERCENT OF
                                                            DURING PAST FIVE YEARS     BENEFICIALLY    SHARES OWNED
                                        POSITION(S) WITH       AND OTHER CURRENT      OWNED AT JULY     AT JULY 9,
     NAME AND ADDRESS         AGE           DSF FUND             DIRECTORSHIPS           9, 2001          2001(2)        CLASS
-------------------------   -------  ---------------------  ---------------------  ----------------   ------------     ---------
Phillip Goldstein(1)           55    Director since 2000    Since 1992, has               701,353           5.87%           III
60 Heritage Drive                                           managed investments
Pleasantville, NY 10570                                     for a limited number
                                                            of clients and has
                                                            served as the
                                                            portfolio manager
                                                            and president of the
                                                            general partner of
                                                            Opportunity
                                                            Partners, a private
                                                            investment
                                                            partnership.
                                                            Director, Clemente
                                                            Strategic Value Fund
                                                            (1998-2000), The
                                                            Mexico Equity and
                                                            Income Fund (since
                                                            2000), The Italy
                                                            Fund (since 2000).

Glen Goodstein                 37    Director since 2000    Since 1992 has managed        68,000            0.57%           III
16830 Adlon Road Encino,                                    investments for a
CA  91436                                                   limited number of
                                                            clients; held
                                                            several executive
                                                            positions with
                                                            Automatic Data
                                                            Processing (1988 to
                                                            1996); Director, The
                                                            Italy Fund (Since
                                                            2000).

Andrew Dakos                   34    Director since 2000    Private investor; Vice        363,050           3.04%           III
14 Mill Street                                              President - Sales,
Lodi, NJ  07644                                             UVitec Printing Ink,
                                                            Inc. (since 1997);
                                                            Sales Manager
                                                            (1992-1997).
-----------------------------

(1) Member, Audit Committee.
(2) The Directors and officers of DSF Fund as a group owned beneficially 1,199,441 shares of DSF Fund common stock, constituting 9.6% of the shares outstanding as of July 9, 2001.
* Indicates "interested persons" of DSF Fund, as defined in the 1940 Act. Mr. Knecht is an "interested person" of DSF Fund because of his affiliation with DSF Fund's investment adviser. Mr. West is an "interested person" of DSF Fund because of his affiliation with DSF Fund's counsel, Sullivan & Cromwell.

COMPENSATION TABLE. DSF Fund reimburses all Directors who are not affiliated with Dresdner RCM for their out-of-pocket and travel expenses incurred in connection with board meetings, including any Committee meetings. This compensation table sets forth information concerning each Director of DSF Fund for the fiscal year ended October 31, 2000.

                                                          PENSION OR                            TOTAL COMPENSATION
                                    AGGREGATE        RETIREMENT BENEFITS    ESTIMATED ANNUAL    FROM FUND AND FUND
                                COMPENSATION FROM     ACCRUED AS PART OF     BENEFITS UPON       COMPLEX* PAID TO
      NAME AND POSITION                DSF              FUND EXPENSES          RETIREMENT           DIRECTORS
-----------------------------  -------------------  ---------------------  ------------------  --------------------
Sir Robert Cotton,                   $14,742                 None                 None             $14,742(1)+
Director & Chairman of the
Board

Theodore J. Coburn,                    None                  None                 None             $31,000 (3)+
Director

James J. Foley,                      $19,000                 None                 None             $19,000 (1)+
Director

Jeffery S. Rudsten,                    None                  None                 None              None (1)+
Director

Luke D. Knecht,                        None                  None                 None              None (2)+
Director and President

Stephen K. West,                     $15,000                 None                 None             $15,000 (1)+
Director


-----------------------------
* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than DSF Fund and RCS Fund. Other than Luke D. Knecht and Theodore J. Coburn, none of the DSF Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.
+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.


There were two regularly scheduled meetings and two special meetings of DSF Fund's Board of Directors for the fiscal year ended October 31, 2000. The DSF Fund Board of Directors has an Audit Committee, but does not have a nominating or compensation committee.

The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon DSF Fund's financial operations. The members of the Audit Committee are "independent" as such term is defined in the New York Stock Exchange Listing Standards. The Audit Committee met twice during the fiscal year ended October 31, 2000. During DSF Fund's 2000 fiscal year, each Director attended at least 75% of the total number of meetings of the Board of Directors and, as applicable, the Audit Committee.

The Audit Committee charter is attached to this Prospectus/Proxy statement as Appendix D, and the report of the Audit Committee, dated July 20, 2001, is attached to this Prospectus/Proxy Statement as Appendix E.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act requires DSF Fund's officers and directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, DSF Fund's securities with the SEC. Copies of the required filings must also be furnished to DSF Fund. Based solely on its review of such forms received by it, or written representations from certain reporting persons, DSF Fund believes that during the fiscal year ended on October 31, 2000, all applicable Section 16(a) filing requirements were met.

Mr. Knecht is an employee of Dresdner RCM, DSF Fund's investment adviser. By virtue of his position, Mr. Knecht may also have a material interest in the other transactions described herein.

REQUIRED VOTE. The election of each Director requires the affirmative vote of a majority of the votes cast in the election of Directors at the Meeting.

    THE BOARD OF DIRECTORS OF DSF FUND RECOMMENDS THAT YOU VOTE FOR DSF FUND
                                  PROPOSAL 3.




III.  ADDITIONAL PROPOSALS TO BE VOTED ON BY STOCKHOLDERS OF RCS FUND ONLY

      RCS FUND PROPOSAL 2: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENT
                        BETWEEN RCS FUND AND DRESDNER RCM

THE PROPOSAL. Stockholders of RCS Fund are being asked to approve a new investment management agreement between the Fund and Dresdner RCM (the "New Investment Management Agreement") which would take effect on the date of its approval by stockholders and have an initial term expiring on December 31, 2001, continuing in effect thereafter from year to year if its continuance is approved at least annually, as described below. A new investment management agreement is necessitated by the recent acquisition by Allianz AG ("Allianz") of Dresdner Bank AG ("Dresdner Bank"), the ultimate parent company of Dresdner RCM, which acquisition, Dresdner RCM has determined, resulted in an "assignment" and automatic termination of the investment management agreement between Dresdner RCM and RCS Fund that was in effect immediately prior to Allianz's acquisition of Dresdner Bank (the "Prior Investment Management Agreement") pursuant to the 1940 Act. Stockholder approval of this proposal would permit RCS Fund and Dresdner RCM to continue to operate under an investment management agreement substantially identical to the Prior Investment Management Agreement.

ALLIANZ BACKGROUND; THE TRANSACTION. Allianz is an international financial services company organized under the laws of Germany. The company's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US $371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US $2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US $65.0 billion (76.9 billion Euros). Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, Dresdner RCM has infromed RCS Fund that, consistent with past practice, Munich Re is not expected to be involved in the management of Dresdner RCM. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

On July 23, 2001 (the "Closing Date"), Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner Bank to create an integrated financial services firm (the "Transaction"). Under the terms of the Transaction, which was originally announced on April 1, 2001, Allianz purchased shares from the shareholders of Dresdner Bank for cash and stock valued at 53.13 Euros (approximately US$46.32) per Dresdner Bank share. The Transaction makes Allianz one of the world's largest asset managers, with over US $1 trillion in assets under management.

The Transaction is being treated for purposes of the 1940 Act as a change in control of Dresdner RCM. The 1940 Act provides that such a change in control constitutes an "assignment" of the Prior Investment Management Agreement under which Dresdner RCM provides advisory services to RCS Fund, resulting in the automatic termination of the Prior Investment Management Agreement at the Closing Date. RCS Fund is currently operating under the Interim Investment Management Agreement (as defined below) with Dresdner RCM.

POST-TRANSACTION STRUCTURE AND OPERATION. Upon consummation of the Transaction, Allianz acquired direct beneficial ownership of the voting securities of Dresdner Bank and indirect beneficial ownership of Dresdner RCM. It is anticipated that, upon receipt of certain specific regulatory approvals, Pacific Investment Management Company LLC (PIMCO), a Newport Beach, California-based investment manager, will provide management support to Dresdner RCM's fixed-income team. In addition to PIMCO, Dresdner RCM's advisory affiliates now include, among others, Nicholas-Applegate Capital Management and Oppenheimer Capital. Dresdner RCM and its affiliates will continue to operate in the United States as distinct asset managers under separate names.

ANTICIPATED IMPACT OF THE TRANSACTION ON MANAGEMENT OF RCS FUND. The Transaction has not had and is not expected to have any immediate impact on Dresdner RCM's management of RCS Fund or on Dresdner RCM's capacity to provide the type, quality or quantity of services that it currently provides to RCS Fund. Dresdner RCM believes that the Transaction offers the potential to enhance its future ability to deliver quality investment advisory services. Specifically, Dresdner RCM anticipates that its affiliation with the Allianz Group may result in greater access of Dresdner RCM to European markets and business opportunities and integration with Dresdner RCM of the global fixed income expertise of PIMCO and other Allianz Group affiliates. In addition, Allianz has made the growth of its asset management operations a central component of its business plans, which may result in further expansion of Dresdner RCM's advisory business.

DIRECTORS' CONSIDERATION AND APPROVAL OF THE INTERIM AND NEW INVESTMENT MANAGEMENT AGREEMENTS. On May 16, 2001, the Board of Directors of RCS Fund, including the Disinterested Directors, met in person and unanimously approved, pursuant to Rule 15a-4 under the 1940 Act, an interim investment management agreement between RCS Fund and Dresdner RCM (the "Interim Investment Management Agreement"), which became effective on the Closing Date. Because the Transaction between Dresdner Bank and Allianz was expected to close sometime before the Meeting of stockholders of RCS Fund, the Directors determined that the Interim Investment Management Agreement was necessary to ensure continuity of investment advisory services for RCS Fund following the Closing Date, pending stockholder consideration and approval of the New Investment Management Agreement. The Interim Investment Management Agreement will remain in effect until the earliest of (i) 150 days following the Closing Date, unless terminated sooner in accordance with Rule 15a-4, (ii) the date that stockholders of RCS Fund approve the New Investment Management Agreement, or (iii) December 31, 2001, the scheduled expiration date of the Prior Investment Management Agreement.

In approving the Interim Investment Management Agreement, the Board determined that, because the terms and conditions of the Interim and Prior Investment Management Agreements are identical (other than their effective and expiration dates and certain provisions required by Rule 15a-4), the scope and quality of services that Dresdner RCM will provide for RCS Fund under the Interim Investment Management Agreement will be equivalent to the scope and quality of services that Dresdner RCM currently provides for the Fund. Pursuant to Rule 15a-4, any investment management fees that may be earned by Dresdner RCM under the Interim Investment Management Agreement will be placed in an interest-bearing escrow account with RCS Fund's custodian or a bank and will be fully paid to Dresdner RCM upon stockholder approval of the New Investment Management Agreement. If the New Investment Management Agreement is not approved by stockholders, Dresdner RCM will be paid, out of the escrow account, the lesser of any costs incurred in performing under the Interim Investment Management Agreement (plus interest earned on that amount while in escrow) or the total amount in the escrow account (plus interest earned). In addition, the Interim Investment Management Agreement will be terminable, without the payment of any penalty, by a vote of the Board of Directors or a majority of the outstanding voting securities of RCS Fund upon 10 calendar days' written notice to Dresdner RCM.

At its May 16, 2001 meeting, the Board of Directors also unanimously approved the New Investment Management Agreement, which would take effect on the date of its approval by the stockholders of RCS Fund and expire on December 31, 2001, unless continued in accordance with relevant provisions of the 1940 Act. The Board took into account many of the same factors it considered on December 13, 2000, when the Board, including the Disinterested Directors, last approved the Prior Investment Management Agreement with Dresdner RCM. Those factors included, but were not limited to, the nature and quality of the services expected to be rendered to the Fund by Dresdner RCM, the terms of the New Investment Management Agreement and the fees payable thereunder as compared to fees paid to investment advisers of similar investment companies, the benefits accruing to Dresdner RCM as a result of its affiliation with the Fund and the profitability of Dresdner RCM.

In evaluating the New Investment Management Agreement, the Board of Directors also reviewed materials furnished by Dresdner RCM regarding the Transaction and interviewed a senior management representative of Allianz. Further, the Board reviewed information concerning those employees of Dresdner RCM who manage the Fund's assets, and considered the impact that the Transaction might have on the services provided to RCS Fund by Dresdner RCM. Dresdner RCM indicated that it did not anticipate any change in services to be provided to the Fund under the New Investment Management Agreement as a result of the consummation of the Transaction.

As a result of its investigation and deliberations, the Board of Directors, including the Disinterested Directors, voted unanimously to approve the New Investment Management Agreement with Dresdner RCM and to recommend it to the stockholders of RCS Fund for their approval.

DESCRIPTION OF THE PRIOR AND NEW INVESTMENT MANAGEMENT AGREEMENTS. The provisions of the New Investment Management Agreement that is being submitted for stockholder approval are identical to those of the Prior Investment Management Agreement, except for its effective date and its term. In addition, pursuant to the Letter Agreement executed in connection with the Merger, Dresdner RCM would, if the Merger is consummated, waive its management fee in excess of a rate of 0.75% per annum on assets of the Combined Fund in excess of RCS Fund's pre-Merger net assets. The description of the Prior Investment Management Agreement set forth below is qualified in its entirety by the provisions of the Prior Investment Management Agreement, a form of which is attached hereto as Appendix C to this Prospectus/Proxy Statement.

Under the Prior Investment Management Agreement, Dresdner RCM furnishes investment management services to RCS Fund, subject to the provisions of the 1940 Act and the Fund's investment objectives, policies, procedures and investment restrictions. Such services include: (a) managing the investment and reinvestment of the Fund's assets, (b) providing investment research advice and supervision for the Fund in accordance with the Fund's investment objectives, policies and restrictions, (c) furnishing suitable office space for the Fund, and (d) maintaining books and records with respect to the Fund's portfolio transactions.

Pursuant to the Prior Investment Management Agreement, RCS Fund pays Dresdner RCM a fee which is calculated daily and paid monthly, at an annual rate equal to 0.95% of the Fund's average daily net assets. (Fees recorded for services provided by Dresdner RCM under the Prior Investment Management Agreement for the fiscal year ended January 31, 2001 were $3,071,337. Neither Dresdner RCM nor any person affiliated with Dresdner RCM received any other fees from the Fund for services provided to the Fund during the fiscal year ended January 31, 2001.)

The Prior Investment Management Agreement, whose current term expires on December 31, 2001, will continue in effect thereafter from year to year if its continuance is approved at least annually (i) by the Board of RCS Fund or by the vote of a majority of outstanding voting securities of the Fund and (ii) by vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Prior Investment Management Agreement may be terminated at any time without the payment of any penalty, either by the Board of Directors or by the vote of a "majority of the outstanding voting securities" of the Fund, on 60 days written notice to Dresdner RCM. The Prior Investment Management Agreement may also be terminated by Dresdner RCM on 60 days advance written notice to the Fund, and also terminates automatically in the event of its "assignment" (as defined in the 1940 Act).

The Prior Investment Management Agreement with Dresdner RCM is dated June 14, 1996 and was last approved by the stockholders of RCS Fund on November 12, 1998. In connection with the Board of Directors' decision to recommend approval of the Prior Investment Management Agreement by stockholders of the Fund in 1998, the Directors considered that under Section 36(b)(2) of the 1940 Act, a court may give such weight as it deems appropriate to the ratification or approval of the Prior Investment Management Agreement by the stockholders of the Fund.

SECTION 15(f) OF THE 1940 ACT. Dresdner RCM has informed RCS Fund that it and its affiliates will use all commercially reasonable efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The second condition of
Section 15(f) is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

The Board of Directors of RCS Fund has not been advised by Dresdner RCM of any circumstances arising from the Transaction that might result in the imposition of an "unfair burden" on RCS Fund. Further, the composition of the Board of Directors currently complies with the provisions of Section 15(f).

EXPENSES. In connection with the approval of the New Investment Management Agreement, Dresdner RCM has agreed to reimburse RCS Fund for all legal and other costs and expenses in preparing this proposal and soliciting stockholder approval.

REQUIRED VOTE. The affirmative vote of the holders of a "majority of the outstanding voting securities" of RCS Fund, as defined in the 1940 Act, is required to approve the New Investment Management Agreement. "Majority of the outstanding voting securities" under the 1940 Act and for this purpose means the lesser of (i) 67% or more of the shares of common stock of RCS Fund represented at the Meeting if more than 50% of the outstanding shares of common stock are represented, or (ii) more than 50% of the outstanding shares of common stock of RCS Fund.

   THE BOARD OF DIRECTORS OF RCS FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR
                              RCS FUND PROPOSAL 2.

         RCS FUND PROPOSAL 3: ELECTION OF CLASS I DIRECTORS OF RCS FUND

The Board of Directors of RCS Fund currently consists of three classes of Directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class is elected each year to succeed the class whose term is expiring. The term of office for the Directors in Class I expires at the Meeting, for the Director in Class II at the Annual Meeting of Stockholders in 2002 and for the Director in Class III at the Annual Meeting of Stockholders in 2003.

The Board of Directors has designated Francis E. Lundy and Gregory S. Young for re-election as Class I Directors. Mr. Lundy was re-elected to the Board of Directors by the stockholders on November 12, 1998. Mr. Young was elected to the Board of Directors as a Class I Director on March 13, 2001 by the Board to serve until the Meeting. If re-elected as Class I Directors, Mr. Lundy's and Mr. Young's terms would expire at the Annual Meeting of Stockholders in 2004.

James M. Whitaker, a Class II Director re-elected to the Board by the stockholders on August 26, 1999, has a remaining term of approximately one year.

Luke D. Knecht, a Class III Director re-elected to the Board by the stockholders on August 25, 2000, has a remaining term of approximately two years.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for Mr. Lundy and Mr. Young. Mr. Lundy and Mr. Young have indicated that they would serve if elected, but if either should be unable to serve, the proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

The following table provides information concerning the nominees and the other members of the Board of Directors. The address of each RCS Fund Director is Four Embarcadero Center, San Francisco, California 94111.

NOMINEES

-----------------------------------------------------------------------------------------------------------------------
      NAME (AGE)           POSITION, IF ANY, WITH RCS FUND AND       DIRECTOR SINCE     SHARES OF COMMON STOCK OF RCS
                          DRESDNER RCM. PRINCIPAL OCCUPATION AND                        FUND BENEFICIALLY OWNED AS OF
                                   BUSINESS EXPERIENCE                                           JULY 9, 2001

-----------------------------------------------------------------------------------------------------------------------
Francis E. Lundy         Director, RCS Fund.  Chairman and                1994                      34,103*
(63)+ -                  President, Technical Instrument - San
                         Francisco since 1976; Director,
                         Industrialex Manufacturing Corp. since
                         June, 2000 (coating and application
                         techniques for electronics industry);
                         Vice President, Zygo Corporation from
                         1996 to 1999 (technology manufacturing
                         and sales).
-----------------------------------------------------------------------------------------------------------------------
Gregory S. Young         Director, RCS Fund.  Principal, Teton            2001                        0
(44)+ -                  Capital Management since 1990 (private
                         equity venture capital)
-----------------------------------------------------------------------------------------------------------------------

OTHER MEMBERS OF THE BOARD OF DIRECTORS

-----------------------------------------------------------------------------------------------------------------------
      NAME (AGE)           POSITION, IF ANY, WITH RCS FUND AND       DIRECTOR SINCE     SHARES OF COMMON STOCK OF RCS
                          DRESDNER RCM. PRINCIPAL OCCUPATION AND                        FUND BENEFICIALLY OWNED AS OF
                                   BUSINESS EXPERIENCE                                           JULY 9, 2001
-----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht (47)      Chairman and President, RCS Fund.               1999**                     3,000*
                         Member of the Board of Managers and
                         Managing Director of Dresdner RCM since
                         1998; Director of DSF Fund since 1999
                         (a closed-end mutual fund managed by
                         Dresdner RCM); Chairman, Caywood Scholl
                         Capital Management since 1998
                         (institutional fixed income investment
                         advisor); Executive Director, Russell
                         Reynolds Associates from 1995 to 1997
                         (global executive recruiting firm).

-----------------------------------------------------------------------------------------------------------------------
James M. Whitaker        Director and Vice Chairman of the                1994                        0
(58)+ -                  Board, RCS Fund.  Attorney at Law, sole
                         practitioner since 1972.
-----------------------------------------------------------------------------------------------------------------------

* Constituting, in the aggregate, less than 1% of the shares of common stock of RCS Fund issued and outstanding. The share ownership total for Mr. Lundy includes 750 shares which he has the power to vote as trustee.
** An "interested person" of the Fund, as defined in the 1940 Act, by reason of being its President and a member of the Board of Managers and a Managing Director of Dresdner RCM, the Fund's investment adviser.
+ Member of the Audit Oversight Committee
-Member of the Nominating Committee

The Directors and officers of RCS Fund owned beneficially a total of 37,103 shares of the Fund as of July 9, 2001, comprising less than 1% of the outstanding shares of the Fund.

COMPENSATION TABLE. The following compensation table sets forth information concerning each Director of RCS Fund for the fiscal year ended January 31, 2001. The Fund pays each of its Disinterested Directors $6,000 per year and $1,000 per meeting attended, and reimburses each such Director for reasonable expenses incurred in connection with such meetings. RCS Fund's Charter provides that RCS Fund shall, to the extent permitted by law, indemnify each of its currently acting and former Directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

----------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON AND           AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
        POSITION            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND AND FUND
                                  FUND           PART OF FUND EXPENSES        RETIREMENT          COMPLEX * PAID TO
                                                                                                      DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht                    None                    None                   None                None**(2)+
Chairman and President

----------------------------------------------------------------------------------------------------------------------
James M. Whitaker                $14,000                  None                   None                $14,000(1)+
Director and Vice

Chairman of the Board

----------------------------------------------------------------------------------------------------------------------
Francis E. Lundy                 $14,000                  None                   None                $14,000(1)+
Director

----------------------------------------------------------------------------------------------------------------------
Gregory S. Young                  None                    None                   None                None***(1)+
Director

----------------------------------------------------------------------------------------------------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than RCS Fund and DSF Fund. Other than Luke D. Knecht, none of the RCS Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.
**Mr. Knecht also serves as a Director of DSF Fund and, as an "interested person" of Dresdner RCM, is not compensated by either Fund for his service as a Director.
*** Mr. Young did not serve as a Director of RCS Fund during fiscal year ended January 31, 2001.
+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act requires RCS Fund's officers and Directors and certain other persons to file timely certain reports regarding ownership of, and transactions in, RCS Fund's securities with the SEC. Copies of the required filings must also be furnished to RCS Fund. Based solely on its review of forms received by it, or written representations from certain reporting persons, RCS Fund believes that for the fiscal year ended January 31, 2001 all applicable Section 16(a) filing requirements have been met.

BOARD COMMITTEES AND MEETINGS. The Board has a standing Audit Oversight Committee (the "Audit Committee"). The responsibilities of the Audit Committee include reviewing and making recommendations to the Board concerning the Fund's financial and accounting reporting procedures, and making recommendations to the Board as to the selection of the Fund's auditors. The Audit Committee meets with the Fund's independent auditors, reviews the Fund's financial statements, and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

The members of the Audit Committee of RCS Fund include only Directors who are not "interested persons" of RCS Fund or Dresdner RCM. The Audit Committee currently consists of Messrs. Lundy, Whitaker and Young (Chairman). Each member of the Audit Committee is "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the NYSE. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Prospectus/Proxy Statement as Appendix F. During the last fiscal year, the Audit Committee of RCS Fund met two times.

The Audit Committee of RCS Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of RCS Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statements on Auditing Standard No. 61
     (SAS 61). SAS 61 requires independent auditors to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Audit Committee various matters relating to the auditor's independence), and has discussed with PricewaterhouseCoopers LLP their independence. Based on the foregoing review and discussions, the Audit Committee recommends to the Directors that the audited financial statements for the last fiscal year be included in RCS Fund's annual report to stockholders for the last fiscal year.

     Gregory S. Young, Chairman
     Francis E. Lundy
     James M. Whitaker

RCS Fund has a Nominating Committee composed solely of Disinterested Directors. The Nominating Committee is responsible for reviewing candidates to fill vacancies on the Board. The Nominating Committee will review nominees recommended by stockholders. Such recommendations should be submitted in writing to Robert J. Goldstein, Secretary of RCS Fund, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

With respect to the fiscal year ended January 31, 2001, the Board held four regular meetings and one special meeting and all Directors then serving attended at least 75% of the meetings. The Audit Committee met one time in separate session during the fiscal year ended January 31, 2001. The Nominating Committee met three times in separate session during the fiscal year ended January 31, 2001. During the fiscal year ended January 31, 2001, both Messrs. Knecht and Lundy were directors of companies with a class of securities registered pursuant to Section 12 of the 1934 Act or subject to the requirements of Section 15(d) of the 1934 Act or any company registered as an investment company under the 1940 Act (other than the Fund).

REQUIRED VOTE. The re-election of the nominees to the Board of Directors requires the affirmative vote of a plurality of the votes cast in the election of Directors the Meeting, in person or by proxy.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RCS FUND
                                   PROPOSAL 3.



IV.  FURTHER INFORMATION ABOUT THE FUNDS

DSF Fund and RCS Fund are both non-diversified, closed-end management investment companies and both are incorporated under the laws of the State of Maryland. DSF Fund was incorporated on August 12, 1986, and RCS Fund was incorporated on December 9, 1993.

FINANCIAL HIGHLIGHTS AND SENIOR SECURITIES. The following financial highlights and senior securities tables are intended to help you understand each Fund's recent financial performance and are required to be included in this Prospectus/Proxy Statement by the Federal regulations governing the Merger.

Certain financial highlights information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the relevant Fund, assuming reinvestment of all dividends and distributions. The information contained in the financial highlights and senior securities tables has been derived from each Fund's financial statements, which, for the last ten fiscal years (excluding the unaudited information for DSF Fund for the six months ended April 30, 2001) or, in the case of RCS Fund, since its inception, have been audited by PricewaterhouseCoopers LLP. Its reports and the Funds' financial statements are included in the Funds' annual reports to stockholders, which are available upon request.

     DSF FUND FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                          FISCAL YEARS ENDED OCTOBER 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                 ENDED APRIL
                                                   30, 2001
                                                  (UNAUDITED)       2000         1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA: (1)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period               $7.08        $ 7.68       $ 8.37        $ 9.51       $10.41       $10.08
----------------------------------------------------------------------------------------------------------------------------------
Net investment Income                                0.32           0.61         0.44          0.53         0.72         0.85
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on           0.07          (0.45)       (0.49)        (0.97)       (0.82)        0.79
investments and foreign currencies
----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) from operations            0.39           0.16        (0.05)        (0.44)       (0.10)        1.64
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:                      (0.01)                      (0.43)        (0.54)       (0.78)       (0.89)
From net Investment income
----------------------------------------------------------------------------------------------------------------------------------
From net realized gains on investment and              -           (0.15)       (0.21)        (0.16)       (0.03)        -
foreign currency transactions
----------------------------------------------------------------------------------------------------------------------------------
From return of capital                              (0.35)         (0.61)        -             -            -            -
----------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders            (0.36)         (0.76)       (0.64)        (0.70)       (0.81)       (0.89)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from capital stock              -             -            -             -            -          (0.39)
transactions
----------------------------------------------------------------------------------------------------------------------------------
Offering expenses charged to capital                   -             -            -             -           0.01        (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           0.03          (0.60)       (0.69)        (1.14)       (0.90)        0.33
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                     $7.11        $ 7.08       $ 7.68        $ 8.37       $ 9.51       $10.41
----------------------------------------------------------------------------------------------------------------------------------
Per share market value at end of period             $6.940        $ 6.688      $ 6.188       $ 6.625      $ 8.313      $ 9.125
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (2)                          9.17%         21.69%        2.56%       (12.50)%      (0.38)%       9.54%
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE RETURN (3)                           5.56%          2.05%       (0.72)%       (4.45)%      (0.95)%      16.90%
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in 000's)              $85,022      $ 84,591      $91,783      $100,047     $113,639     $124,501
----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period       11,955        11,955       11,955        11,955       11,955       11,955
(in 000's)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                  1.75%+          1.45%        1.36%         1.21%        1.14%        1.22%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                               8.94%+          8.20%        5.38%         6.25%        7.21%        8.22%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (4)                              12.71%        142.64%*      46.08%        37.05%       26.67%       16.00%
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                FISCAL YEARS ENDED OCTOBER 31,
-----------------------------------------------------------------------------------------------------------------
                                                  1995          1994         1993         1992          1991
-----------------------------------------------------------------------------------------------------------------
PER SHARE DATA: (1)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period           $9.99         $10.45       $9.97        $11.77        $10.29
-----------------------------------------------------------------------------------------------------------------
Net investment Income                            0.84           0.82         0.77         0.92          1.05
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on       0.82          (0.48)        0.47        (1.03)         1.44
investments and foreign currencies
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease) from operations        1.66           0.34         1.24        (0.11)         2.49
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders:                  (0.89)         (0.78)       (0.74)       (1.02)        (1.01)
From net Investment income
-----------------------------------------------------------------------------------------------------------------
From net realized gains on investment and          -           (0.02)         -          (0.56)          -
foreign currency transactions
-----------------------------------------------------------------------------------------------------------------
From return of capital                             -             -            -             -            -
-----------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders        (0.89)         (0.80)       (0.74)       (1.58)        (1.01)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from capital stock       (0.65)           -          (0.01)       (0.08)          -
transactions
-----------------------------------------------------------------------------------------------------------------
Offering expenses charged to capital            (0.03)           -          (0.01)       (0.03)          -
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       0.09          (0.46)        0.48        (1.80)         1.48
-----------------------------------------------------------------------------------------------------------------
Net asset value at end of year                  $10.08         $9.99        $10.45        $9.97        $11.77
-----------------------------------------------------------------------------------------------------------------
Per share market value at end of year           $ 9.250        $9.125       $9.750       $9.625        $11.00
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (2)                     15.74%         1.77%        9.23%         2.00%        43.00%
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE RETURN (3)                      17.93%         3.22%        12.65%       (1.74)%       25.49%
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in 000's)         $ 96,390       $71,685      $74,958       $69,564      $74,651
-----------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of           9,564         7,173        7,173         6,979        6,345
period (in 000's)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------
Operating expenses                               1.32%         1.40%        1.47%         1.48%        1.62%
-----------------------------------------------------------------------------------------------------------------
Net investment income                            8.51%         7.88%        7.45%         8.20%        9.62%
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover(4)                           56.55%         13.71%       9.69%        53.66%        11.39%
-----------------------------------------------------------------------------------------------------------------

(1) Calculated on average shares outstanding.
(2) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder and is not annualized for periods less than one year.
(3) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder and is not annualized for periods less than one year.
(4) Portfolio turnover does not include investments traded on a forward commitment basis and is not annualized for periods less than one year.
*Turnover rate higher than prior periods due to the change in investment mandate.
+Annualized.

RCS FUND FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------
                                                         FISCAL YEARS ENDED JANUARY 31,
--------------------------------------------------------------------------------------------------


                                                  2001          2000          1999         1998
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
--------------------------------------------------------------------------------------------------
Net asset value, beginning of year               $10.56        $11.46        $11.91       $11.87
--------------------------------------------------------------------------------------------------
Net investment income (1)                          0.95          0.95          0.92         0.98
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)            0.64         (0.83)        (0.43)        0.05
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from          1.59          0.12          0.49         1.03
operations
--------------------------------------------------------------------------------------------------
Less Distributions:                               (1.01)        (1.02)        (0.94)       (0.99)
Dividends from net investment income
--------------------------------------------------------------------------------------------------
Offering Costs                                      -             -             -            -
--------------------------------------------------------------------------------------------------
Net asset value, end of year                     $11.14        $10.56        $11.46       $11.91
--------------------------------------------------------------------------------------------------
Per share market value, end of year              $10.35        $ 9.13        $ 9.88       $11.16
--------------------------------------------------------------------------------------------------
TOTAL RETURN BASED ON NET ASSET VALUE(2)         17.37%          2.70%         5.32%        9.66%
--------------------------------------------------------------------------------------------------
TOTAL RETURN BASED ON MARKET PRICE(3)            26.13%          2.99%        (3.11)%      14.76%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------
Net assets, end of year in (000's)               $339,872     $322,211     $349,597     $363,428
--------------------------------------------------------------------------------------------------
Ratio of total expenses to average net assets    1.19%           1.73%         1.31%        1.25%
--------------------------------------------------------------------------------------------------
Ratio of interest expense to average net           -             0.57%         0.10%         -
assets
--------------------------------------------------------------------------------------------------
Ratio of net investment income to average        8.95%           8.50%         7.93%        8.29%
net assets
--------------------------------------------------------------------------------------------------
Portfolio turnover (4)                            81%           74%          133%          29%
--------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                      1997                  1996          FEBRUARY 24, 1994* THROUGH
                                                                                               JANUARY 31, 1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                   $11.64               $10.85                $12.50
---------------------------------------------------------------------------------------------------------------------
Net investment income (1)                              0.94                 0.96                  0.83
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                0.21                 0.72                 (1.71)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from              1.15                 1.68                 (0.88)
operations
---------------------------------------------------------------------------------------------------------------------
Less Distributions:                                   (0.92)               (0.89)                (0.75)
Dividends from net investment income
---------------------------------------------------------------------------------------------------------------------
Offering Costs                                                                                   (0.02)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                         $11.87               $11.64                $10.85
---------------------------------------------------------------------------------------------------------------------
Per share market value, end of year                  $10.63               $10.25                $ 9.63
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BASED ON NET ASSET VALUE(2)              11.72%               17.07%                (6.68)%+
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN BASED ON MARKET PRICE(3)                 13.57%               16.21%               (17.21)%+
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------
Net assets, end of year in (000's)                  $362,102              $355,287                 $331,166
---------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to average net assets          1.25%                1.20%                 1.15%++,+++
---------------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average net               -                    -                     0.02%++
assets
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average              8.21%                8.50%                 7.79%++,+++
net assets
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (4)                                59%                  96%                     158%+
---------------------------------------------------------------------------------------------------------------------

(1) Calculated using the average share method.
(2) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value, assuming full subscription by shareholder and is not annualized for periods less than one year.
(3) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices, assuming full subscription by shareholder and is not annualized for periods less than one year.
(4) Does not include the effect of mortgage dollar roll transactions or forward commitment transactions.
* Commencement of investment operations.
+ Not Annualized.
++ Annualized.
+++ Ratios include certain ordinary operating expense waivers. Without such waivers, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net assets would have been 7.71%.

SENIOR SECURITIES

DSF FUND:

                                      TOTAL AMOUNT OF SENIOR              ASSET COVERAGE                 AVERAGE MARKET VALUE
                                     SECURITIES OUTSTANDING(1)             PER $1,000 OF                    PER $1,000 OF
                       YEAR                                              SENIOR SECURITIES               SENIOR SECURITIES(2)
                 ------------------------------------------------------------------------------------------------------------------
                        2000*               $28,084,892                         $4,010                       $28,084,892


RCS FUND:
                 ------------------------------------------------------------------------------------------------------------------
                       1995**               $70,741,743                         $5,680                        $70,741,743
                       1996                     N/A                               N/A                             N/A
                       1997                     N/A                               N/A                             N/A
                       1998                 $13,593,633                         27,740                        $13,593,633
                       1999                $123,549,995                          3,830                       $123,549,995
                       2000                $103,673,424                          4,110                       $103,673,424
                       2001                $107,607,823                          4,160                       $107,607,823

(1) Includes obligations of the Fund under various portfolio transactions against which the Fund did not segregate liquid assets.
(2) Because no market exists or has existed for the obligations of the Fund under various portfolio transactions against which the Fund did not segregate liquid assets, and because the Fund has at all times maintained assets sufficient to meet those obligations, the "market value" of these obligations shown in this table is their value as reflected on the Funds' books and records. *The fiscal year ended October 31, 2000 was the first year in which DSF Fund utilized financial leverage.
** RCS Fund commenced investment operations on February 24, 1994.

MANAGEMENT OF THE FUNDS; INFORMATION ABOUT DRESDNER RCM. The Board of Directors of each Fund has overall responsibility for each Fund's operations. The Funds have different Boards of Directors. Dresdner RCM manages the investments of both Funds, provides various administrative services for the Funds, and supervises the Funds' daily business affairs, subject to the authority of each Fund's Board of Directors.

Dresdner RCM is a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner RCM is actively engaged in providing investment supervisory services to institutional and individual clients, and is registered under the Investment Advisers Act of 1940. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then.

Dresdner RCM is wholly owned by Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). US Holdings, a registered investment adviser, is wholly owned by Dresdner Bank, which, as of July 23, 2001, is a subsidiary of Allianz. Allianz's principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance, and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US$371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US$2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US$65.0 billion (76.9 billion Euros).

Munich Reinsurance, a German re-insurance company and holding company for the Munich Reinsurance Group, currently owns in excess of 25% of the outstanding voting securities of Allianz and, therefore, is presumed to "control" Allianz within the meaning of the 1940 Act. The principal executive offices of Munich Reinsurance are located at 80791 Munich, Germany. Dresdner RCM has informed the Funds that it does not expect Munich Reinsurance to be involved in the management of Dresdner RCM.

Dresdner RCM currently provides investment advisory services to the following funds that have investment objectives similar to those of DSF Fund and RCS Fund:

    CLOSED-END MANAGEMENT INVESTMENT          NET ASSETS AS OF               ANNUAL MANAGEMENT FEE
                COMPANIES                     JULY 13, 2001                (AS A % OF NET ASSETS)
--------------------------------------------------------------------------------------------------------
Dresdner RCM Global Strategic Income           $ 83,019,743            0.70% on the first $100 million
Fund, Inc.                                                             0.65% in excess of $100 million


RCM Strategic Global Government Fund,          $333,262,750            0.95%
Inc.

        OPEN-END MANAGEMENT                  NET ASSETS AS OF              ANNUAL MANAGEMENT FEE
        INVESTMENT COMPANIES                   JULY 13, 2001                (AS A % OF NET ASSETS)
-------------------------------------------------------------------------------------------------------------------
                                                                       0.75% on the first $500 million
Dresdner RCM Strategic Income Fund (a            $869,096              0.70% on the next $500 million
series of Dresdner RCM Global Funds,                                   0.65% in excess of $1 billion
Inc.)                                                                  With a 1.50% expense cap on Class N shares
                                                                       and a 1.25% expense cap on Class I shares
                                                                       until at least December 31, 2001

Certain information regarding the Board of Managers and principal executive officers of Dresdner RCM is set forth below:

                                              POSITION WITH
        NAME AND ADDRESS                      DRESDNER RCM                 PRINCIPAL OCCUPATION
Gerhard Eberstadt                       Member of Board of               Member of Board of
Jurgen-Ponto-Platz 1                    Managers                         Managers, Dresdner Bank
D-60301 Frankfurt-am-Main                                                AG
Germany

George N. Fugelsang                     Member of Board of               President/Chief Executive
75 Wall Street                          Managers                         Officer/Chairman, Dresdner
New York, NY                                                             Kleinwort Wasserstein
                                                                         Securities LLC

Susan C. Gause*                         Member of Board of                         Same
                                        Managers; Chief
                                        Executive Officer; and
                                        Senior Managing Director

Luke D. Knecht*                         Member of Board of                         Same
                                        Managers and Managing
                                        Director

Joachim Madler                          Member of Board of                         Same
Jurgen-Ponto-Platz 1                    Managers and Managing
D-60301 Frankfurt-am-Main               Director
Germany

                                              POSITION WITH
        NAME AND ADDRESS                      DRESDNER RCM                 PRINCIPAL OCCUPATION
William L. Price*                       Chairman of Board of                       Same
                                        Managers; Senior
                                        Managing Director; and
                                        Global Chief Investment
                                        Officer

---------------------
* The address for these members of the Board of Managers is Four Embarcadero Center, San Francisco, California 94111.

The following directors and officers of DSF Fund are directors, officers or employees of Dresdner RCM: Luke D. Knecht, Robert J. Goldstein, Jennie Klein, Karin Brotman, Steven L. Wong and Glen M. Wong.

The following directors and officers of RCS Fund are directors, officers or employees of Dresdner RCM: Luke D. Knecht, Robert J. Goldstein, Steven L. Wong, Glen M. Wong.

EXECUTIVE OFFICERS OF DSF FUND. The executive officers of DSF Fund, other than as shown in the table "Information about the Directors" on page [_], are: Robert
J. Goldstein, Secretary since April, 1998, and Jennie M. Klein, Treasurer since April, 1998. Mr. Goldstein is 38 years old and has been a Director and General Counsel of Dresdner RCM since July 2001. Prior to joining Dresdner RCM in January 1997, Mr. Goldstein was an associate in the New York office of Weil, Gotshal & Manges from 1990 through 1996. Ms. Klein is 36 years old and has been the Director of Fund Administration at Dresdner RCM since July 1998. Ms. Klein joined Dresdner RCM in 1994 as Manager of Commingled Fund Services.

EXECUTIVE OFFICERS AND OTHER OFFICERS OF RCS FUND. The table below provides certain information concerning executive officers of RCS Fund, other than as shown in the table of information concerning RCS Fund's Directors on page [_], and certain other officers who perform similar duties. Officers hold office at the pleasure of RCS Fund's Board of Directors and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of RCS Fund who are principals, officers or employees of Dresdner RCM are not compensated by the Fund.

----------------------------------------------------------------------------------------------------------------------

         NAME AND AGE               POSITION WITH FUND             PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
        George A. Rio*          Chief Financial Officer      Executive Vice President and Client Service Director of
             (46)                (since 1998)                FDI (since April 1998); Senior Vice President and
                                                             Senior Key Account Manager for Putnam Mutual Funds
                                                             (June 1995 to March 1998).

----------------------------------------------------------------------------------------------------------------------

    Robert J. Goldstein**       Secretary                    Director and General Counsel, Dresdner RCM (since July
             (38)               (since 2000)                 2001); Associate General Counsel, Dresdner RCM (January
                                                             1997 to June 2001); associate with the law firm of Weil,
                                                             Gotshal &
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

         NAME AND AGE               POSITION WITH FUND             PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----------------------------------------------------------------------------------------------------------------------
                                                             Manges (September 1990 to December 1996).

----------------------------------------------------------------------------------------------------------------------

       Steven L. Wong**         Treasurer                    Manager of Fund Administration, Dresdner RCM (since
             (34)               (since 2000)                 December 1994).

----------------------------------------------------------------------------------------------------------------------

    Margaret W. Chambers*       Vice President and           Senior Vice President and General Counsel of Funds
             (41)               Assistant Secretary          Distributor, Inc. ("FDI") (since April 1998); Vice
                                (since 1998)                 President and Assistant General Counsel for Loomis,
                                                             Sayles & Company, L.P. (August 1996 to March 1998);
                                                             associate with the law firm of Ropes & Gray (January
                                                             1986 to July 1996).

----------------------------------------------------------------------------------------------------------------------

     Karen Jacoppo-Wood*        Vice President and           Vice President and Senior Counsel of FDI and an officer
             (34)               Assistant Secretary          of certain investment companies distributed by FDI
                                (since 1998)                 (since February 1996); Manager of SEC Registration,
                                                             Scudder, Stevens & Clark, Inc. (June 1994 to January
                                                             1996).

----------------------------------------------------------------------------------------------------------------------

      Douglas C. Conroy*        Vice President and           Vice President and Senior Client Service Manager of FDI
             (32)               Assistant Treasurer          and an officer of certain investment companies
                                (since 1998)                 distributed by FDI (since May 1998); Assistant
                                                             Department Manager of Treasury Services and
                                                             Administration of FDI (April 1997 to April 1998);
                                                             Supervisor of Treasury Services and Administration of
                                                             FDI (February 1995 to March 1997).

----------------------------------------------------------------------------------------------------------------------

       Mary A. Nelson*          Vice President and           Senior Vice President and Manager of Financial Services
             (37)               Assistant Treasurer          of FDI (since May 2000); Vice President and Manager of
                                (since 1998)                 Operations and Treasury Services of FDI and an officer
                                                             of certain investment companies distributed by FDI
                                                             (August 1994 to April 2000).

----------------------------------------------------------------------------------------------------------------------

        Glen M. Wong**          Assistant Treasurer          Manager of Fund Administration, Dresdner RCM (since
             (39)               (since 2000)                 July 1999); Financial Reporting Supervisor at Fremont
                                                             Mutual Funds, Inc. (July 1996 to June 1999);
                                                             Accountant, The Permanente Medical Group, Inc. (July
                                                             1995 to July 1996).
----------------------------------------------------------------------------------------------------------------------

* The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.
** The officer's address is Four Embarcadero Center, San Francisco, California 94111.

Luke D. Knecht, Robert J. Goldstein, Steven L. Wong and Glen M. Wong, as employees of Dresdner RCM, may have a material interest in the Merger and the New Investment Management Agreement which are being submitted for the approval of stockholders.

PORTFOLIO MANAGEMENT OF THE FUNDS. The Fixed-Income Team of Dresdner RCM is primarily responsible for the day-to-day management of DSF Fund's and RCS Fund's portfolios. This team manages each of the Fund's portfolios on a joint basis, and no individual is separately responsible for the management of each Fund.

ADMINISTRATORS AND CUSTODIANS. Dresdner RCM is DSF Fund's administrator pursuant to the Fund's Investment Advisory Agreement. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 is DSF Fund's custodian. EquiServe, 150 Royall Street, Canton, Massachusetts 02021, is DSF Fund's transfer agent.

Among its services as administrator for DSF Fund, Dresdner RCM arranges for calculating and publishing the net asset value of DSF Fund; prepares and submits proxy statements and reports to stockholders; periodically updates DSF Fund's Registration Statement and prepares reports filed with the SEC and other regulatory authorities; prepares and files DSF Fund's tax returns; maintains certain books and records required under the 1940 Act; responds to, or refers to DSF Fund's officers or transfer agent, stockholder inquiries; and provides DSF Fund with adequate general office space and facilities and with personnel competent to perform the foregoing services. The Investment Advisory Agreement authorizes Dresdner RCM to delegate any or all of its duties under the agreement to a subadviser or a subadministrator. The fee paid to Dresdner RCM pursuant to the Investment Advisory Agreement includes compensation for Dresdner RCM's services as administrator of DSF Fund.

State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, Massachusetts 02109, is the administrator and custodian for RCS Fund. EquiServe, 150 Royall Street, Canton, Massachusetts 02021, is RCS Fund's transfer agent.

Pursuant to an Administration Agreement with RCS Fund, State Street provides reporting and accounting services to the Fund, including: overseeing the determination and publication of the Fund's net asset value in accordance with the Fund's policy, and the maintenance of certain books and records of the Fund required by Rule 31a-1(b) of the 1940 Act; preparing the Fund's federal, state and local income tax returns for review by the independent accountants and filing by the treasurer; reviewing the appropriateness, and arranging for payment, of Fund expenses, and overseeing the calculation of fees paid to the Fund's investment manager, custodian and transfer agent; preparing for review and approval by the Fund's officers financial information for the Fund's semi-annual and annual reports, proxy statements and other communications with stockholders; consulting with the Fund's officers, independent accountants, legal counsel, custodian and transfer agent to establish accounting policies for the Fund; and responding to, or referring to the Fund's officers or transfer agent, any stockholder inquiries relating to the Fund. For its services as administrator, State Street is compensated by RCS Fund at the following rates: for fund administration, 0.06% per annum of the first $250 million in net assets, 0.03% per annum of the next $250 million in net assets, and 0.01% per annum of net assets in excess of $500 million, with a minimum annual compensation of $65,000; for accounting services, $90,000 annually; for state securities administrative services, $5,000 for each portfolio, plus $50 per state per portfolio registered; reimbursement for out-of-pocket expenses; and special fees for non-recurring services, as negotiated.

SERVICE OF PROCESS; ENFORCEMENT OF JUDGMENTS. One of DSF Fund's directors is a resident of Australia and substantially all of this person's assets may be located outside the United States. As a result, it may be difficult for stockholders to effect service of process within the United States upon this person. In addition, DSF Fund has been advised that it may be difficult for stockholders to obtain from the courts of Australia either the enforcement of judgments of United States courts against this director predicated upon civil liability provisions of the Federal securities laws or enforcement, in original actions, of liabilities against this director predicated upon the Federal securities laws.

DESCRIPTION OF FUND SHARES. RCS Fund's Charter authorizes issuance of up to 500,000,000 shares of common stock, par value $0.00001 per share. DSF Fund's Charter authorizes the issuance of 100,000,000 shares of common stock, par value $0.001 per share. All outstanding shares of each Fund have, and the Merger Shares will have, equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. Each share of common stock of each Fund has one vote, with fractional shares voting proportionately, and is freely transferable. Each share of common stock of each Fund is fully paid and non-assessable and has no preemptive, conversion or exchange rights.

Shares of common stock of DSF Fund and RCS Fund are traded on the NYSE, with an average weekly trading volume for the year ended December 31, 2000 of 122,504 shares for DSF Fund and 265,648 shares for RCS Fund.

Set forth below is information about each Fund's common stock as of June 30, 2001 (except where otherwise noted):

           DSF FUND

        TITLE OF CLASS               AMOUNT AUTHORIZED           AMOUNT HELD BY FUND          AMOUNT OUTSTANDING
        --------------               -----------------           -------------------          ------------------
         Common Stock                   100,000,000                       0                       11,954,566


           RCS FUND

        TITLE OF CLASS               AMOUNT AUTHORIZED           AMOUNT HELD BY FUND          AMOUNT OUTSTANDING
        --------------               -----------------           -------------------          ------------------
         Common Stock                   500,000,000                       0                       30,515,800


REPURCHASE OF SHARES. Because each Fund is a closed-end investment company, stockholders of each Fund do not, and will not, have the right to redeem their shares.

Shares of the Funds trade in the open market at a price which will be a function of several factors, including yield and net asset value of the shares and the extent of market activity. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases trade at a premium. When a Fund repurchases its shares at a price below their net asset value, the net asset value of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively.

DETERMINATION OF NET ASSET VALUE. Each Fund calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Each Fund's shares are valued as of the close of regular trading on the NYSE each day the exchange is open.

Investment securities for which market quotations are readily available are valued at market value. Short-term investment securities that have remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by each Fund's Board of Directors.

DIVIDEND REINVESTMENT PLAN. Each Fund has established a dividend reinvestment plan (each a "Plan") under which distributions from the Fund may be reinvested in shares of the Fund's common stock by the plan agent (the "Plan Agent"). Under each Fund's Plan, stockholders may elect either to have all distributions automatically reinvested by the Fund's Plan Agent, EquiServe, or to receive all distributions in cash paid by check mailed directly to the stockholder of record by EquiServe. Distributions with respect to shares registered in the name of a broker-dealer or other nominee will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee, or the stockholder elects to receive distributions in cash. Investors who own common stock of a Fund registered in street name should consult their broker-dealers for details regarding reinvestment.

Under each Fund's Plan, if a Fund declares a dividend or capital gains distribution payable either in shares of its common stock or in cash, stockholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of common stock of their Fund. When the market price of the common stock of a Fund is equal to or exceeds the net asset value per share of the common stock on the distribution payment date, Plan participants will be issued shares of common stock valued at the net asset value on the distribution payment date or, if such net asset value is less than 95% of the market price of the common stock on the distribution payment date, then at 95% of the market value.

If the market price of the common stock of a Fund is less than the net asset value of the common stock on the distribution payment date, or if the Fund declares a dividend or capital gains distribution payable only in cash, a purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, on the NYSE or elsewhere, for the participant's accounts. Under RCS Fund's Plan, if, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the common stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value per share of the common stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at net asset value. Additionally, under RCS Fund's Plan, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. Under each Fund's Plan, in a case where the Purchasing Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. State Street Brokerage, a broker-dealer, currently acts as Purchasing Agent for both of the Funds.

Under DSF Fund's Plan, Plan participants have the option of making additional voluntary cash payments to the Plan Agent on a quarterly basis in any amount from $100 to $3,000 for investment in that Fund's common stock. The Plan Agent will use all Funds received from participants to purchase DSF Fund shares in the open market on or about the 15th of February, May, August and November of each year. Voluntary cash purchases should be sent so as to be received by the Plan Agent no later than five business days before these dates. Voluntary cash payments received after the five business day deadline may be held by the Plan Agent bearing no interest, and invested at the next scheduled date. Voluntary cash payments may be withdrawn in their entirety by written notice received by the Plan Agent not less than two business days before such payment is to be invested.

The Plan Agent for each Fund will maintain all stockholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a stockholder for personal and tax records. The automatic reinvestment of dividends and capital gains will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by the Fund's Plan Agent on behalf of the Plan participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in common stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions. Voluntary cash purchases under DSF Fund's Plan will be subject to a service charge in addition to a pro rata share of brokerage commissions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent, provided that any such notice received by the Plan Agent less than 10 days before the record date for any dividend may not be effective with respect to such dividend or distribution. Each Fund reserves the right to amend or terminate its Plan as applied to any dividend or capital gains distributions paid subsequent to written notice of the change sent to participants at least 90 days for DSF Fund, and 30 days for RCS Fund, before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by the Plan Agent, with the Fund's prior written consent, on at least 90 days' written notice for DSF Fund, and 30 days' written notice for RCS Fund, to Plan participants. All inquiries concerning a Fund's Plan should be directed to EquiServe, P.O. Box 43010, Providence, RI 02940-3010 (800-730-6001) for DSF Fund, or P.O. Box 43011, Providence, RI 02940-3011
(800-426-5523) for RCS Fund.

DIVIDENDS AND DISTRIBUTIONS. It is the policy of each Fund to distribute to its holders of common stock monthly dividends of net investment income (other than net realized gains). Under this policy, which may be changed at any time by each Fund's Board of Directors, monthly dividends will be made at a level that reflects the past and projected performance of the respective Fund. This policy is expected over time to result in the distribution of all net investment income of each Fund. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Funds record all distributions to stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the United States. Any such differences are due primarily to differing treatments of foreign currency gains and losses, paydown gains and losses, original issue discount accretion, excise tax regulations and treatment of foreign currency gains and losses.

For information concerning the tax treatment of distributions to stockholders, see the discussion under "Taxation" at page [__] and in the SAI. Both Funds intend, however, to make such distributions as are necessary to maintain qualification as a regulated investment company.

COMPARISON OF CHARTERS AND BYLAWS OF THE FUNDS. The following discussion summarizes the Charters and Bylaws of RCS Fund and DSF Fund. Except as noted below, RCS Fund and DSF Fund generally have similar Charters and Bylaws.

Both RCS Fund and DSF Fund are non-diversified, closed-end investment companies registered under the 1940 Act that were incorporated as Maryland corporations in 1993 and 1986, respectively.

The Charters and Bylaws of each Fund include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of either Fund or to change the composition of the Fund's Board of Directors, or depriving stockholders of an opportunity to sell their common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Directors of each Fund is divided into three classes with approximately an equal number of directors in each class. At each annual meeting of stockholders of each Fund, the term of one class will expire and each Director elected to the class will hold office for a term of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. An RCS Fund Director may only be removed for cause, and only by the vote by holders of 75% of the shares of capital stock entitled to vote in an election of directors. The maximum number of directors that may constitute RCS Fund's Board of Directors is twelve (12). This number may be increased only by vote of the holders of at least 75% of the shares of capital stock entitled to vote in an election of directors. Any vacancy on RCS Fund's Board of Directors resulting from death, resignation, removal or any cause other than an increase in the number of Directors shall be filled by a vote of a majority of the remaining Directors, whether or not sufficient to constitute a quorum, if the new Director so elected is also approved by a majority of the Continuing Directors (hereafter defined) then in office. Any vacancy on the Board of Directors by reason of an increase in the number of Directors may be filled by a vote of a majority of the entire Board of Directors, if the Director so elected is also approved by a majority of the Continuing Directors (hereafter defined). "Continuing Director" is defined as a member of the Board of Directors (1) who has been a director of RCS Fund for a period of at least twelve months prior to the transaction which is being submitted for approval and who is not a person or an affiliate, as defined in the 1940 Act, of a person proposing to enter into the transaction with RCS Fund, or (2) a director who is not an affiliate, as defined in the 1940 Act, of a person proposing to enter into the transaction with RCS Fund and who was recommended to succeed a Continuing Director by a majority of the Continuing Directors then serving on the Board of Directors. A DSF FUND DIRECTOR MAY ONLY BE REMOVED FOR CAUSE BY THE AFFIRMATIVE VOTE OF AT LEAST TWO-THIRDS OF ALL THE VOTES ENTITLED TO BE CAST BY THE STOCKHOLDERS GENERALLY IN THE ELECTION OF DIRECTORS. THE MAXIMUM NUMBER OF DSF FUND DIRECTORS MAY BE INCREASED AND VACANCIES FILLED ONLY BY THE VOTE OF A MAJORITY OF THE ENTIRE BOARD OF DIRECTORS.

The affirmative votes of at least 75% of RCS Fund's Directors and of the holders of at least 75% of the outstanding shares of capital stock of RCS Fund are required to approve the following extraordinary corporate transactions: (1) a merger, consolidation or share exchange of RCS Fund with or into any other person or company; (2) the issuance or transfer by RCS Fund (in one or a series of transactions in any 12-month period) of any securities of RCS Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of

$1,000,000 or more, excluding sales of securities of RCS Fund in connection with a public offering, issuances of securities of RCS Fund pursuant to a dividend reinvestment plan adopted by RCS Fund and issuances of securities of RCS Fund upon the exercise of any stock subscription rights distributed by RCS Fund; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by RCS Fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of RCS Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by RCS Fund in the ordinary course of its business; (4) any proposal as to the voluntary liquidation or dissolution of RCS Fund or any amendment to the Articles of Incorporation; and (5) any shareholder proposal as to specific investment decisions made or to be made with respect to RCS Fund's assets. However, if the proposed transaction is approved by both a majority of the entire Board of Directors and at least 75% of the Continuing Directors of RCS Fund, a transaction described in item 1 or item 3 above that involves substantially all of RCS Fund's assets, or any transaction described in item 4 above, will require the approval of the holders of a simple majority of the outstanding shares of capital stock of RCS Fund entitled to vote on the proposal, and a transaction described in item 2 or item 5 will not require any stockholder approval. DSF FUND DOES NOT HAVE SIMILAR PROVISIONS REQUIRING A SUPERMAJORITY VOTE BY EITHER CONTINUING DIRECTORS OR STOCKHOLDERS IN ORDER TO APPROVE THESE TYPES OF TRANSACTIONS.

The affirmative votes either of the holders of at least 75% of the shares of capital stock of RCS Fund entitled to vote on the matter or of a majority of RCS Fund's Board of Directors, 75% of its Continuing Directors and the holders of a majority of its shares of capital stock entitled to vote on the matter are required to authorize an amendment to RCS Fund's charter that would make any class of capital stock a "redeemable security," as defined in the 1940 Act. DSF FUND DOES NOT HAVE A SIMILAR PROVISION TO AUTHORIZE AN AMENDMENT TO DSF FUND'S CHARTER THAT WOULD MAKE ANY CLASS OF CAPITAL STOCK A "REDEEMABLE SECURITY."

The presence in person or by proxy of the stockholders of record of a majority of the shares of RCS Fund issued and outstanding and entitled to vote at a meeting of stockholders of RCS Fund will constitute a quorum for the transaction of any business at such meeting. THE PRESENCE IN PERSON OR BY PROXY OF THE STOCKHOLDERS OF RECORD OF ONE-THIRD OF THE SHARES OF DSF FUND ISSUED AND OUTSTANDING AND ENTITLED TO VOTE AT A MEETING OF STOCKHOLDERS OF DSF FUND WILL CONSTITUTE A QUORUM FOR THE TRANSACTION OF ANY BUSINESS AT SUCH MEETING.

Shareholder proposals for consideration at an annual meeting, including the nomination and election of directors, must be delivered to the principal executive officers of RCS Fund not less than 45 nor more than 60 days prior to the date RCS Fund first mailed its proxy material for the prior year's annual meeting; provided however, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the annual meeting for the preceding year and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date 45 days prior to such Other Annual Meeting Date or (ii) the 10th business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. DSF FUND SHAREHOLDER PROPOSALS MUST BE DELIVERED TO THE PRINCIPAL EXECUTIVE OFFICE OF DSF FUND NOT LESS THAN 90 NOR MORE THAN 120 DAYS PRIOR TO THE FIRST ANNIVERSARY DATE OF DSF FUND'S ANNUAL MEETING FOR THE PRECEDING YEAR.

TAXATION. Each Fund intends to qualify for treatment as a "regulated investment company" pursuant to Subchapter M of the Code. Each Fund will distribute at least annually all of its net investment income and gains to its stockholders, and these distributions will be taxable as ordinary income or capital gains. Stockholders may be proportionately liable for taxes on income and gains of each Fund, but stockholders not subject to tax on their income will not be required to pay tax on amounts distributed to them by each Fund. Each Fund will inform stockholders of the amount and nature of income or gains distributed by it. Each Fund does not expect that ownership of its shares will cause any stockholder to become subject to, or liable for an increased amount of, alternative minimum tax.

TRADING INFORMATION. Shares of common stock of each Fund are traded on the NYSE. The following chart shows quarterly trading information per common share for the past two fiscal years and the current fiscal year of the Funds, as reported by the NYSE:

                                               DSF FUND
                                             (Unaudited)

                                                                                                           Discount or
                                                                                         Closing          (Premium) to
                                                              Closing Market            Net Asset           Net Asset
Quarter Ended      High Price ($)       Low Price ($)            Price ($)              Value ($)           Value (%)
   1/31/99             7.125                6.438                  6.750                  8.230               17.98
   4/30/99             6.875                6.563                  6.875                  8.490               19.02
   7/31/99             6.938                6.625                  6.625                  8.070               17.91
   10/31/99            6.563                6.188                  6.188                  7.680               19.43
   1/31/00             6.313                5.750                  6.00                   7.360               21.88
   4/30/00             6.063                5.813                  5.875                  7.280               19.30
   7/31/00             6.500                5.625                  6.438                  7.350               12.41
   10/31/00            6.875                6.375                  6.688                  7.080                5.54
   1/31/01             7.130                6.563                  7.000                  7.430                5.79
   4/30/01             7.350                6.910                  6.940                  7.110                2.39


                                               RCS FUND
                                             (Unaudited)

                                                                                                           Discount or
                                                                                         Closing          (Premium) to
                                                              Closing Market            Net Asset           Net Asset
Quarter Ended      High Price ($)       Low Price ($)            Price ($)              Value ($)           Value (%)
   4/30/99             9.875                9.438                  9.625                 11.760               18.16
   7/31/99             9.875                9.563                  9.625                 10.850               11.29

                                                                                                           Discount or
                                                                                         Closing          (Premium) to
                                                              Closing Market            Net Asset           Net Asset
Quarter Ended      High Price ($)       Low Price ($)            Price ($)              Value ($)           Value (%)
   10/31/99             9.688                8.625                 9.000                 10.950               17.81
   1/31/00              9.125                8.688                 9.125                 10.560               13.67
   4/30/00              8.938                8.688                 8.750                 10.420               16.03
   7/31/00              9.313                8.313                 9.188                 10.630               13.57
   10/31/00             9.750                9.188                 9.750                 10.730                9.13
   1/31/01             10.400                9.250                10.350                 11.140                6.76
   4/30/01             10.530               10.040                10.330                 10.960                5.75

On June 29, 2001 the market price, net asset value per share and discount to net asset value were $7.08, $7.12, and 0.56%, respectively for DSF Fund and $10.68, $11.06, and 3.44%, respectively, for RCS Fund.

INDEPENDENT AUDITORS OF THE FUNDS. PricewaterhouseCoopers LLP ("PwC"), 160 Federal Street, Boston, Massachusetts 02110, independent accountants, has been selected by the Boards of Directors of both DSF Fund and RCS Fund as the independent auditors of each Fund for the current fiscal year. The Audit Committee of the Board of Directors of DSF Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, on November 30, 2000. The Audit Committee of the Board of Directors of RCS Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, on May 16, 2001. This firm also serves as the auditor for various other funds for which Dresdner RCM serves as investment adviser. It was selected primarily on the basis of its expertise as auditors of investment companies.

A representative of PwC will attend the Funds' respective Meetings to make a statement and to answer appropriate questions if requested by a stockholder of the Fund at least 14 days in advance of the Meeting.

The following table sets forth the aggregate fees billed for professional services rendered by PwC to each Fund during that Fund's last fiscal year:

-----------------------------------------------------------------------------------------------
                                                 FINANCIAL INFORMATION
                                                   SYSTEMS DESIGN AND
                                                    IMPLEMENTATION
                               AUDIT FEES                FEES               ALL OTHER FEES
-----------------------------------------------------------------------------------------------
        DSF FUND                 $35,000                  N/A                  $451,950
-----------------------------------------------------------------------------------------------
        RCS FUND                 $29,000                  N/A                  $462,290
-----------------------------------------------------------------------------------------------

The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees billed for professional services rendered for the audit of each of DSF Fund's and RCS Fund's annual financial statements and the review of financial statements included in each Fund's reports to stockholders for the Fund's most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, rendered during each Fund's most recent fiscal year to the Fund, to Dresdner RCM and to any entity controlling, controlled by or under common control with Dresdner RCM that provides services to the Fund.

In approving the selection of PwC, the Audit Committee of each Fund considered, in addition to other practices and requirements relating to the selection of the Fund's auditors, whether the non-audit services covered in the table above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" performed by PwC for the Fund, for Dresdner RCM and for certain related parties are compatible with maintaining the independence of PwC as the Fund's principal accountants.

V.   FURTHER INFORMATION ABOUT VOTING AND EACH FUND'S MEETING

GENERAL. This Prospectus/Proxy Statement is furnished in connection with the Merger, the approval of a new investment advisory agreement between DSF Fund and Dresdner RCM, the election of two directors to the DSF Fund Board of Directors, the approval of a new investment management agreement between RCS Fund and Dresdner RCM, the election of directors to the Board of Directors of RCS Fund, and the solicitation of proxies by and on behalf of the Boards of Directors of DSF Fund and RCS Fund for use at each Fund's Meeting. Each Fund's Meeting is to be held on October 12, 2001, at 10:00 a.m. (Pacific Time) at the offices of Dresdner RCM located at Four Embarcadero Center, San Francisco, California 94111, or at such later time as is made necessary by adjournment.

As of June 30, 2001, there were 11,954,566 outstanding shares of common stock of DSF Fund, and 30,515,800 outstanding shares of common stock of RCS Fund. Only stockholders of record of each Fund on July 16, 2001 (the "Record Date"), will be entitled to notice of and to vote at their Fund's Meeting. Each share of common stock is entitled to one vote, with fractional shares voting proportionally.

The Board of Directors of each Fund knows of no matters other than those set forth herein to be brought before their respective Meeting. If, however, any other matters properly come before a Meeting, it is each Board's intention that proxies will be voted on such matters in accordance with the discretion of the persons named in the enclosed form of proxy.

MATTERS FOR CONSIDERATION AND REQUIRED VOTES. Proxies are being solicited from each Fund's stockholders by its Board of Directors for the Meetings. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR the following:

- Approval of the Merger and related transactions (for both DSF Fund and RCS Fund stockholders).

- Approval of a new investment advisory agreement between DSF Fund and Dresdner RCM (for DSF Fund stockholders only).

- Election of two directors nominated by the Board of Directors of DSF Fund (for DSF Fund stockholders only).

- Approval of a new investment management agreement between RCS Fund and Dresdner RCM (for RCS Fund stockholders only).

- Election of two directors nominated by the Board of Directors of RCS Fund (for RCS Fund stockholders only).

The Merger and related transactions contemplated by the Merger Agreement (DSF Fund and RCS Fund Proposal 1) will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DSF Fund outstanding and entitled to vote and the holders of a majority of the outstanding shares of common stock of RCS Fund outstanding and entitled to vote. For DSF Fund, the approval of the new investment advisory agreement between DSF Fund and Dresdner RCM (DSF Fund Proposal 2) requires the affirmative votes of a "majority of the outstanding voting securities" of DSF Fund, as defined in the 1940 Act, and the election of the nominees for Director (DSF Fund Proposal 3) requires the affirmative vote of a majority of the votes cast in the election of Directors at the Meeting. For RCS Fund, approval of a new investment management agreement between RCS Fund and Dresdner RCM (RCS Fund Proposal 2) requires the affirmative vote of a "majority of the outstanding voting securities" of RCS Fund, as defined in the 1940 Act, and the election of the nominees for Director (RCS Fund Proposal 3) requires the affirmative vote of a plurality of the votes cast in the election of Directors at the Meeting.

QUORUM AND METHOD OF TABULATION. The presence in person or by proxy of the stockholders of record of one-third of the shares of DSF Fund issued and outstanding and entitled to vote at the Meeting will constitute a quorum for the transaction of any business at its Meeting. The holders of a majority of the shares of RCS Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for its Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the relevant Fund as tellers for its Meeting. The tellers will count the total number of votes cast "for" approval of a nominee for director or a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be treated as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. For both Funds, abstentions and broker non-votes have the effect of a negative vote on the proposal for approving the Merger Agreement. For DSF Fund stockholders, abstentions and broker non-votes have the effect of a negative vote on the proposal for approval of a new investment advisory agreement (DSF Fund Proposal 2), but are not counted in favor or against, and will have no other effect on, the election of Directors (DSF Fund Proposal 3). DSF Fund does not anticipate receiving any broker non-votes with respect to the election of Directors. For RCS Fund stockholders, assuming a quorum is present, abstentions and broker non-votes have the effect of a negative vote on the proposal for approving the new investment management agreement (RCS Fund Proposal 2), but are not counted in favor or against, and will have no other effect on, the election of the nominees for the Board of Directors (RCS Fund Proposal 3).

SHARE OWNERSHIP. As of July 9, 2001, the officers and directors of DSF Fund, as a group, beneficially owned 1,199,441 shares, representing 9.6% of the outstanding shares, of DSF Fund. To the knowledge of DSF Fund, other than Depository Trust Company ("DTC"), only the following persons owned of record or beneficially 5% or more of the outstanding shares of DSF Fund: Invesco Funds Group, Inc. (6.4%); Phillip Goldstein (5.87%).

As of July 9, 2001, the directors and officers of RCS Fund, as a group, owned beneficially less than 1% of the outstanding shares of RCS Fund. To the knowledge of RCS Fund, other than DTC, only the following person owned of record or beneficially 5% or more of the outstanding shares of RCS Fund: Wachovia Corp. (8.13%).

Upon consummation of the Merger, to the knowledge of each Fund, no person (other than DTC) is expected to own of record or beneficially 5% or more of the outstanding shares of the Combined Fund. However, the Funds note that First Union Corp. ("First Union") and Wachovia Corp. ("Wachovia") have entered into an agreement that contemplates the acquisition by First Union of shares of Wachovia. If the First Union acquisition of Wachovia were to close prior to the consummation of the Merger, and if First Union and Wachovia were to maintain their current levels of share ownership in each of the Funds, that combined entity would have the power to vote 5% or more of the voting securities of each Fund.

SOLICITATION OF PROXIES. The cost of solicitation, including postage, printing and handling, will be borne by the Funds in accordance with the terms of the Merger Agreement. See page [__], "Information about the Merger - Expenses of the Merger." The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews by officers, employees and agents of each Fund.

REVOCATION OF PROXIES. A proxy may be revoked by a stockholder at any time prior to its exercise by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the relevant Meeting.

DATE FOR RECEIPT OF STOCKHOLDERS' PROPOSALS FOR EACH FUND'S NEXT ANNUAL MEETING. Stockholders submitting proposals intended to be included in each Fund's proxy statement for its Annual Meeting of Stockholders in 2002 must ensure that such proposals are received by the Funds, in good order and complying with all applicable legal requirements, no later than [INSERT DATE AFTER MAILING DATE DETERMINED] for DSF Fund and [INSERT DATE AFTER MAILING DATE DETERMINED] for RCS Fund. Stockholders submitting any other proposals intended to be presented at each Fund's next annual meeting must ensure that such proposals are received by each Fund, in good order and complying with all applicable legal requirements, between [May 9, 2002 and June 8, 2002] for DSF Fund and between [INSERT DATE AFTER MAILING DATE DETERMINED] and [INSERT DATE AFTER MAILING DATE DETERMINED] for RCS Fund. Stockholder proposals for each Fund should be addressed to Robert
J. Goldstein, Secretary, at the address of the Fund's principal executive offices. In addition, a copy of any stockholder proposal for DSF Fund should be sent to Earl D. Weiner at Sullivan & Cromwell, 125 Broad Street, New York, New York, 10004-2498, and a copy of any stockholder proposal for RCS Fund should be sent to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

ADJOURNMENT. In the event that sufficient votes in favor of the proposals set forth in a Fund's notice of its Meeting are not received by the time scheduled for its Meeting, the persons named as proxies may propose one or more adjournments of the Fund's Meeting after the date set for the original meeting to permit further solicitation of proxies with respect to any of such proposals. In addition, if, in the discretion of the persons named as proxies, it is advisable to defer action on one or more of the proposals, the persons named as proxies may propose one or more adjournments of the Fund's Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Fund's Charter and ByLaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Funds, subject to the expense reimbursements described in "Information about the Merger - Expenses of the Merger, on page [__]." Any proposals for which a sufficient number of affirmative votes to approve the proposal have been received by the time of the Fund's Meeting will be acted upon and such action will be final regardless of whether either Meeting is adjourned to permit additional solicitation with respect to any other proposal.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT YOUR FUND'S MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                      APPENDIX A


             AGREEMENT AND PLAN OF MERGER AND CONTINGENT LIQUIDATION

         This Agreement and Plan of Merger and Contingent Liquidation (the "Agreement") is made as of August 2, 2001, in San Francisco, California, by and between RCM Strategic Global Government Fund, Inc., a Maryland corporation ("RCS Fund"), and Dresdner RCM Global Strategic Income Fund, Inc., a Maryland corporation ("DSF Fund").

                    PLAN OF MERGER AND CONTINGENT LIQUIDATION

(a) Prior to the Valuation Time (as defined in Section 4 of this Agreement), DSF Fund shall conduct a tender offer for 50% of the shares of common stock of DSF Fund issued and outstanding as of the date of this Agreement for a purchase price per share equal to 99-1/2% of DSF Fund's per share net asset value at the expiration of such tender offer (the "Tender Offer").

 (b) In accordance with provisions of the Maryland General Corporation Law (the "MGCL") and the charters of each of DSF Fund and RCS Fund, respectively, upon the terms and subject to the conditions set forth in this Agreement, and subject to the approval of the holders of a majority of the outstanding shares of common stock of DSF Fund and of RCS Fund, respectively, at the meetings referred to in
Section 7 of this Agreement, DSF Fund shall on the Merger Date (as defined in
Section 5 of this Agreement) be merged with and into RCS Fund (the "Merger"). Pursuant to provisions of the MGCL, upon consummation of the Merger, DSF Fund shall cease to exist as a separate corporation and RCS Fund shall survive and continue to exist as a corporation duly incorporated under the laws of the State of Maryland. The charter and Bylaws, as amended, of RCS Fund, as in effect immediately prior to the Merger Date, shall be the charter and Bylaws of RCS Fund, as the surviving corporation, after the Merger, until thereafter changed or amended as provided therein or by applicable law.

(c) On the Merger Date, upon the terms and conditions set forth in this Agreement, all shares of common stock of DSF Fund issued and outstanding as of such date shall, by virtue of the Merger and without any action on the part of the holders thereof (each, a "DSF Stockholder," and collectively, the "DSF Stockholders"), be converted into a number of full and fractional shares of common stock of RCS Fund (the "Merger Shares") determined by dividing the aggregate net asset value of such DSF Fund shares by the net asset value of one share of common stock of RCS Fund, such values being determined at the Valuation Time as provided in Section 4 of this Agreement.

(d) At and after the Merger Date, the Merger will have the effects set forth in relevant provisions of the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Merger Date all the assets, rights, privileges and powers of DSF Fund shall be vested in RCS Fund, and RCS Fund shall assume all of the debts, liabilities and duties of DSF Fund.

(e) On or prior to the Merger Date, RCS Fund and DSF Fund shall file for record with the State Department of Assessments and Taxation of Maryland Articles of Merger (the "Articles of Merger"), the contents of which shall conform in all material respects to the requirements of the MGCL.

(f) It is intended that the Merger described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

(g) Notwithstanding the foregoing provisions of this Plan of Merger and Contingent Liquidation (the "Plan of Merger"), if an event described in Section 13(b) or Section 13(c) of this Agreement occurs, then (i) this Agreement shall terminate, (ii) the Merger and the Tender Offer shall be abandoned, and (iii) the assets of DSF Fund shall be liquidated in an orderly fashion and DSF Fund shall be dissolved pursuant to the MGCL.


                                    AGREEMENT

RCS Fund and DSF Fund agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF RCS FUND. RCS Fund represents and warrants to and agrees with DSF Fund that:

     (a) RCS Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. RCS Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     (b) RCS Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of RCS Fund for the fiscal year ended January 31, 2001, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, have been furnished to DSF Fund. Such statement of assets and liabilities and schedule of investments fairly present the financial position of RCS Fund as of the date thereof and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby in conformity with generally accepted accounting principles.

     (d) There are no material legal, administrative or other proceedings pending or, to the knowledge of RCS Fund, threatened against RCS Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of RCS Fund, other than as have been disclosed in the Registration Statement (as defined below).

     (e) RCS Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of January 31, 2001 and those incurred in the ordinary course of RCS Fund's business as an investment company since such date.

     (f) No consent, approval, authorization or order of, or filing with, any court or governmental authority is required for the consummation by RCS Fund of the transactions contemplated by this Agreement, except such as have been or will be obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the

1940 Act or state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     (g) The registration statement and any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission (the "Commission") by RCS Fund on Form N-14 relating to the Merger Shares (the "Registration Statement"), the section captioned "Additional Proposals to be Voted on by DSF Fund Stockholders Only" included therein (the "DSF Fund Additional Proposals") and the section captioned "Additional Proposals to be Voted on by RCS Fund Stockholders Only" included therein (the "RCS Fund Additional Proposals" and, together with the DSF Fund Additional Proposals, the "Additional Proposals"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in
Section 7(a) of this Agreement and at the Merger Date, the prospectus contained in the Registration Statement (the "Prospectus"), as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by DSF Fund or RCS Fund, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement, the Prospectus or the Additional Proposals made or omitted in reliance upon and in conformity with information furnished by DSF Fund for use in the Registration Statement, the Prospectus or the Additional Proposals.

     (h) There are no material contracts made outside the ordinary course of business to which RCS Fund is a party, other than as disclosed in the Registration Statement, the Prospectus, or the Additional Proposals.

     (i) All of the issued and outstanding shares of common stock of RCS Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

     (j) RCS Fund is and will at all times through the Merger Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     (k) The issuance of the Merger Shares will be in compliance with all applicable federal securities laws.

     (l) The Merger Shares have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable, and no stockholder of RCS Fund will have any preemptive right of subscription or purchase in respect thereof.

2. REPRESENTATIONS AND WARRANTIES OF DSF FUND. DSF Fund represents and warrants to and agrees with RCS Fund that:

     (a) DSF Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. DSF Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     (b) DSF Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of DSF Fund for the fiscal year ended October 31, 2000, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of DSF Fund for the six months ended April 30, 2001, have been furnished to RCS Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of DSF Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     (d) There are no material legal, administrative or other proceedings pending or, to the knowledge of DSF Fund, threatened against DSF Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of DSF Fund, other than as have been disclosed in the Registration Statement.

     (e) DSF Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on its statement of assets and liabilities as of April 30, 2001 and those incurred in the ordinary course of DSF Fund's business as an investment company since such date.

     (f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by DSF Fund of the transactions contemplated by this Agreement, except such as have been or will be obtained under the 1933 Act, the 1934 Act, the 1940 Act or state securities or blue sky laws.

     (g) The Registration Statement, the Prospectus and the Additional Proposals, on the Effective Date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the stockholders' meeting referred to in Section 7(a) of this Agreement and on the Merger Date, the Prospectus, as amended or supplemented by any amendments or supplements filed or requested to be filed with the Commission by DSF Fund or RCS Fund, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements of fact relating to DSF Fund contained in the Registration Statement, the Prospectus or the Additional Proposals, or omissions to state in any thereof a material fact relating to DSF Fund, made or omitted in reliance upon and in conformity with information furnished or approved by DSF Fund for use in the Registration Statement, the Prospectus or the Additional Proposals.

     (h) There are no material contracts to which DSF Fund is a party, other than those identified on Schedule 2(h) to this Agreement.

     (i) All of the issued and outstanding shares of common stock of DSF Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

     (j) DSF Fund is and will at all times through the Merger Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     (k) DSF Fund has filed or will file all federal and state tax returns which, to the knowledge of DSF Fund's officers, are required to be filed by DSF Fund on or before the Merger Date and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by DSF Fund. All tax liabilities of DSF Fund have been adequately provided for on its books, and to the knowledge of DSF Fund, no tax deficiency or liability of DSF Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     (l) At the Merger Date, RCS Fund will acquire the assets of DSF Fund subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions previously disclosed to RCS Fund by DSF Fund).

     (m) No registration under the 1933 Act of any of the portfolio securities of DSF Fund would be required if they were, as of the time of such transfer, the subject of a public distribution by either of RCS Fund or DSF Fund, except as previously disclosed to RCS Fund by DSF Fund.

3. TENDER OFFER; MERGER. Prior to the Valuation Time (as defined in Section 4 of this Agreement), DSF Fund shall conduct the Tender Offer. DSF Fund and RCS Fund agree that, on or prior to the Merger Date, Articles of Merger shall be filed with the State Department of Assessments and Taxation of Maryland, the contents of which shall conform in all material respects to the requirements of the MGCL. Subject to the requisite approval of the holders of outstanding shares of common stock of DSF Fund and of RCS Fund, respectively, and to the other terms and conditions contained herein, DSF Fund shall, on the Merger Date, merge with and into RCS Fund, and RCS Fund shall thereby acquire all of the assets and assume all of the liabilities of DSF Fund, whether accrued or contingent, in exchange for the conversion of all outstanding shares of common stock of DSF Fund into that number of Merger Shares provided for in Section 4 of this Agreement. Upon the consummation of the Merger, DSF Fund shall cease to exist as a separate corporation and RCS Fund shall survive and continue as a corporation duly incorporated under the laws of the State of Maryland.

4. EFFECT OF MERGER ON DSF FUND SHARES; VALUATION TIME.

     (a) On the Merger Date, as a result of the Merger and without any action on the part of the holders thereof, all shares of common stock of DSF Fund issued and outstanding at such date, together with the associated rights, terms and conditions of such shares, shall be converted into Merger Shares, with the associated rights, terms and conditions of shares of common stock of RCS Fund.

     (b) As a result of the Merger and without any action on the part of the holders thereof, on the Merger Date each share of common stock of DSF Fund, together with the associated rights of such shares, shall cease to be outstanding and shall be converted into full and fractional shares of common stock of RCS Fund pro rata based on the total number of shares of DSF Fund being converted and the total number of Merger Shares being issued by RCS Fund pursuant to Section (c) of the Plan of Merger. Each certificate which immediately prior to the Merger Date represented any such shares of DSF Fund shall thereafter represent the number of shares of common stock of RCS Fund into which the shares of common stock of DSF Fund represented by such certificate have been converted, and holders of certificates representing shares of common stock of DSF Fund shall cease to have any rights with respect to such shares of DSF Fund, except as provided herein or by law.

     (c) The Valuation Time shall be 2:00 p.m., San Francisco time, on the fourth business day following the expiration of the Tender Offer or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

     (d) The net asset value of the Merger Shares and the net asset value of DSF Fund shall in each case be determined as of the Valuation Time, in each case pursuant to procedures customarily used by RCS Fund in determining its net asset value. The liabilities of DSF Fund and RCS Fund as of the Valuation Time shall each include the Joint Expenses, DSF Fund Expenses and RCS Fund Expenses (each as defined in Section 6 of this Agreement) payable by such fund pursuant to
Section 6 of this Agreement.

     (e) No adjustment shall be made in the net asset value of either DSF Fund or RCS Fund to take into account tax differences in realized and unrealized gains and losses.

     (f) Certificates representing Merger Shares will be issued to individual DSF Stockholders only if such stockholder so requests.

5. MERGER DATE. Delivery of such documents as are necessary to effect the Merger shall be made at the offices of Dresdner RCM Global Investors LLC (the "Adviser") at 10:00 A.M. San Francisco time on the next full business day following the Valuation Time, or at such other time and date agreed to by RCS Fund and DSF Fund, the date and time upon which such Merger is to become effective being referred to herein as the "Merger Date."

6. EXPENSES, FEES, ETC. As used in this Section 6, the following terms shall have the following meanings: "Joint Expenses" shall mean all legal and other costs and expenses, including without limitation the fees and expenses of Ropes & Gray, incurred by RCS Fund to prepare, print and mail this Agreement, the Articles of Merger, the Registration Statement and other documents or agreements necessary to effect the Merger, but excluding all costs and expenses incurred by RCS Fund in connection with the preparation by PricewaterhouseCoopers LLP ("PwC") of the letter referred to in Section 8(g) of this Agreement (the "PwC Expenses") and incremental costs associated with preparing such portions of the RCS Fund Additional Proposals as do not relate to the Merger proposal; "DSF Fund Expenses" shall mean all legal and other costs and expenses, including without limitation the fees and expenses of Sullivan & Cromwell, incurred by DSF Fund to conduct the Tender Offer, to hold the stockholders' meeting referred to in
Section 7(a) of this Agreement, to hold all special meetings of the DSF Fund Board of Directors to consider the Merger, and to prepare, print and mail the DSF Fund Additional Proposals and the Registration Statement; "RCS Fund Expenses" shall mean all legal and other costs and expenses other than Joint Expenses, including without limitation the fees and expenses of Ropes & Gray, incurred by RCS Fund to hold the stockholders' meeting referred to in Section 7(b) of this Agreement and to hold all special meetings of the RCS

Fund Board of Directors to consider the Merger, but excluding the PwC Expenses; and "Termination With Cause" shall mean termination of the Merger pursuant to Section 13(b) or Section 13(c) of this Agreement.

     (a) If the Merger is consummated, DSF Fund shall be liable for all reasonable Joint Expenses in excess of twenty-five thousand dollars (US $25,000). RCS Fund and DSF Fund each shall provide the other in writing at least two business days prior to the Valuation Time and in reasonable detail the amount of Joint Expenses for which it is liable, and such amounts will be the basis on which the liability of DSF Fund pursuant to this paragraph (a) shall be calculated as of the Valuation Time.

     (b) In the event that the holders of a majority of the outstanding shares of DSF Fund do not vote to approve the Merger but the holders of a majority of the outstanding shares of RCS Fund vote to approve the Merger, DSF Fund shall reimburse RCS Fund for all reasonable Joint Expenses in excess of forty thousand dollars (US $40,000) and all reasonable RCS Fund Expenses.

     (c) In the event that the holders of a majority of the outstanding shares of RCS Fund do not vote to approve the Merger but the holders of a majority of the outstanding shares of DSF Fund vote to approve the Merger, DSF Fund shall reimburse RCS Fund for one-half of all reasonable Joint Expenses.

     (d) In the event of a Termination With Cause, DSF Fund shall reimburse RCS Fund for all reasonable Joint Expenses in excess of twenty-five thousand dollars (US $25,000) and all reasonable RCS Fund Expenses in excess of forty thousand dollars (US $40,000).

     (e) In the event that (i) holders of a majority of the outstanding shares of each of DSF Fund and RCS Fund do not vote to approve the Merger, (ii) the Merger is not consummated by reason of the non-fulfillment of any condition to DSF Fund's obligations set forth in Section 9 of this Agreement (other than in Section 9(a) or Section 9(b)), (iii) the Merger is not consummated by reason of the non-fulfillment of the condition to RCS Fund's obligations set forth in
Section 8(g) of this Agreement, or (iv) the Merger is terminated pursuant to
Section 13(a) or Section 13(d) of this Agreement, DSF Fund shall reimburse RCS Fund for one-half of all reasonable Joint Expenses; PROVIDED, HOWEVER, that if, as of the date provided for in Section 13(d) of this Agreement, the stockholders of RCS Fund shall have voted to approve the Merger and the holders of a majority of the outstanding shares of DSF Fund shall not have voted to approve the Merger and all other conditions of DSF Fund's obligations set forth in Section 9 of this Agreement (other than in Section 9(a) or Section 9(b)) shall have been fulfilled as of such date, then paragraph (b) of this Section 6 shall apply.

     (f) In the event that the Merger is not consummated by reason of the non-fulfillment of any condition to RCS Fund's obligations set forth in Section 8 of this Agreement (other than in Section 8(a) or Section 8(g)), DSF Fund shall reimburse RCS Fund for all reasonable Joint Expenses and all reasonable RCS Fund Expenses; PROVIDED, HOWEVER, that in the event that the Merger is not consummated by reason both of the non-fulfillment of any condition to RCS Fund's obligations set forth in Section 8 of this Agreement (other than in Section 8(a) or Section 8(g)) and of the non-fulfillment of any condition to DSF Fund's obligations set forth in Section 9 of this Agreement (other than in Section 9(a) or Section 9(b)), then paragraph (e) of this Section 6 shall apply.

     (g) Subject to Section 11(c) of this Agreement, RCS Fund shall be solely liable for the PwC Expenses.

     (h) Subject to Section 11(c) of this Agreement and to DSF Fund's reimbursement obligations pursuant to paragraphs (b), (d) and (f) of this
Section 6, DSF Fund shall be solely liable for the DSF Fund Expenses and RCS Fund shall be solely liable for the RCS Fund Expenses.

     (i) Notwithstanding the reimbursement obligations of DSF Fund pursuant to paragraphs (b) through (f) of this Section 6, any expenses incurred by RCS Fund shall be paid directly by RCS Fund if and to the extent that the reimbursement of such expenses by DSF Fund would, in the opinion of counsel to RCS Fund, result in the disqualification of RCS Fund as a "regulated investment company" within the meaning of Section 851 of the Code.

7. MEETINGS OF STOCKHOLDERS; LISTING OF MERGER SHARES.

     (a) DSF Fund shall call a meeting of its stockholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the Merger and shall use its best efforts to obtain stockholder approval thereof.

     (b) RCS Fund shall call a meeting of its stockholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the Merger and shall use its best efforts to obtain stockholder approval thereof.

     (c) RCS Fund shall, after the preparation and delivery to RCS Fund by DSF Fund of a preliminary version of the DSF Fund Additional Proposals that was reasonably satisfactory to RCS Fund and to Ropes & Gray for inclusion in the Registration Statement, file the Registration Statement with the Commission. Each of DSF Fund and RCS Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement, including the Prospectus and the Additional Proposals.

     (d) RCS Fund will use its best efforts to effect the listing of the Merger Shares on the New York Stock Exchange on or before the Merger Date.

8. CONDITIONS TO RCS FUND'S OBLIGATIONS. The obligations of RCS Fund hereunder shall be subject to the following conditions:

     (a) That the Merger shall have been approved by the affirmative vote of holders of a majority of the outstanding shares of common stock of DSF Fund entitled to vote on the matter and holders of a majority of the outstanding shares of common stock of RCS Fund entitled to vote on the matter.

     (b) That DSF Fund shall, prior to the Valuation Time, have made the Tender Offer and during the period between the date of this Agreement and the Merger Date shall not have repurchased in the Tender Offer or otherwise more than 50% of the total number of shares of common stock of DSF Fund issued and outstanding as of the date of this Agreement.

     (c) That seven business days prior to the Valuation Time, DSF Fund shall have furnished to RCS Fund a list of all of DSF Fund's portfolio securities as of such date certified on DSF Fund's behalf by DSF Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) and (i) if DSF Fund shall have received within two business days of having furnished such list, reasonable written instructions from RCS Fund to sell any securities listed thereon, DSF Fund shall have sold such securities prior to the Valuation Time and (ii) DSF Fund shall not, subsequent to furnishing such list, have purchased additional portfolio securities without the approval of RCS Fund.

     (d) That DSF Fund shall have furnished to RCS Fund a statement of DSF Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of all of DSF Fund's portfolio securities, all as of the Valuation Time, certified on DSF Fund's behalf by DSF Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Merger Date, to the effect that as of the Valuation Time and as of the Merger Date there has been no material adverse change in the financial position of DSF Fund since April 30, 2001, other than changes in its portfolio securities or their market value since that date, changes due to dividends declared or paid and identified to RCS Fund, changes due to losses from operations or changes due to share repurchases.

     (e) That DSF Fund shall have furnished to RCS Fund a statement, dated the Merger Date, signed on behalf of DSF Fund by DSF Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Merger Date all representations and warranties of DSF Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that DSF Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (f) That RCS Fund shall have received an agreed upon procedures letter from PwC dated the Merger Date reasonably satisfactory in form and substance to RCS Fund and DSF Fund setting forth findings of PwC pursuant to its performance of the agreed upon procedures set forth therein, stating that, based upon these findings, management's assertions that for the fiscal period from November 1, 2000 to the Merger Date DSF Fund (i) qualified as a regulated investment company under the Code, (ii) as of the Merger Date, has no liability other than liabilities stated for federal or state income taxes and (iii) as of the Merger Date, has no liability for federal excise tax purposes under section 4982 of the Code, are fairly stated; and setting forth, based upon an examination conducted pursuant to those agreed upon procedures, the value of the portfolio securities to be acquired by RCS Fund in the Merger and the net asset value of DSF Fund and RCS Fund, respectively.

     (g) That RCS Fund shall have received, prior to the effective date of the Registration Statement, a letter from PwC stating that PwC has carried out certain specified procedures, not constituting an audit, reasonably satisfactory to RCS Fund and DSF Fund with respect to certain amounts, percentages and financial information which are derived from the general accounting records of DSF Fund and RCS Fund and which appear or are incorporated by reference in the Registration Statement, the Prospectus or the Additional Proposals, and has compared such amounts and financial information with the accounting records of DSF Fund and RCS Fund and has found them to be in agreement and has proved the mathematical accuracy of certain percentages.

     (h) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (i) That RCS Fund shall have received an opinion of Sullivan & Cromwell, in form reasonably satisfactory to RCS Fund and dated the Merger Date, to the effect that (i) DSF Fund has been duly incorporated and is an existing corporation in good standing under the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed, and delivered by DSF Fund and, assuming that the Registration Statement, the Prospectus and the Additional Proposals do not contain any misstatement or omission of material fact and assuming further the due authorization, execution and delivery of this Agreement by RCS Fund, is a valid and binding obligation of DSF Fund; (iii) the execution and delivery of this Agreement did not, and the consummation of the Merger contemplated hereby will not, violate DSF Fund's charter or Bylaws or any provision of any agreement listed on Schedule 2(h) to this Agreement; and (iv) all regulatory consents, approvals, authorizations and filings required to be obtained or made by DSF Fund under the 1933 Act, the 1934 Act, the 1940 Act or MGCL for the consummation of the Merger by DSF Fund have been obtained or made.

     (j) That RCS Fund shall have received an opinion of Sullivan & Cromwell dated the Merger Date (which opinion would be based upon certain representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the Merger constitutes a reorganization within the meaning of Section 368(a) of the Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code, (ii) no gain or loss will be recognized by RCS Fund or its stockholders upon consummation of the Merger, (iii) the basis to RCS Fund of the DSF Fund assets acquired in the Merger will be the same as the basis of such assets in the hands of DSF Fund immediately prior to the Merger, and (iv) RCS Fund's holding periods with respect to the DSF Fund assets acquired in the Merger will include the respective periods for which such assets were held by DSF Fund.

     (k) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RCS Fund or DSF Fund, threatened by the Commission.

     (l) That RCS Fund shall have received from the Commission and any relevant state securities administrator such order or orders as Ropes & Gray reasonably deems necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, or any applicable state securities or blue sky laws in connection with the Merger contemplated hereby, and that all such orders shall be in full force and effect.

     (m) That, on or prior to the Merger Date, DSF Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the stockholders of DSF Fund (i) all of the excess of (X) DSF Fund's investment income excludable from gross income under
Section 103 of the Code over (Y) DSF Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of DSF Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after October 31, 2000, and on or prior to the Merger Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of its net realized capital gain after reduction by any capital loss carryover in each of its taxable years ending on or after October 31, 2000, and on or prior to the Merger Date.

     (n) That DSF Fund's custodian shall have delivered to RCS Fund a certificate identifying all of the assets of DSF Fund held by such custodian as of the Valuation Time.

     (o) That DSF Fund's transfer agent shall have provided to RCS Fund as of the Valuation Time (i) the originals or true copies of all of the records of DSF Fund in the possession of such transfer agent as of the Valuation Time, (ii) a certificate setting forth the number of shares of DSF Fund outstanding as of the Valuation Time, (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such stockholder and (iv) the name and address of each holder of record of any such shares in a certificated form.

     (p) That all of the issued shares of common stock of DSF Fund that were outstanding immediately prior to the Tender Offer or are outstanding as of the Valuation Time shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of DSF Fund or its transfer agent by RCS Fund or its agents shall have revealed otherwise, either (i) DSF Fund shall have taken all actions that in the reasonable opinion of RCS Fund or its counsel are necessary to remedy any prior failure on the part of DSF Fund to have offered for sale and sold such shares in conformity with such laws or (ii) DSF Fund shall have furnished (or caused to be furnished) surety, or shall have made other arrangements that are satisfactory, in the reasonable opinion of RCS Fund or its counsel, to indemnify RCS Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of DSF Fund to have offered and sold such shares in conformity with such laws.

     (q) That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

9. CONDITIONS TO DSF FUND'S OBLIGATIONS. The obligations of DSF Fund hereunder, other than its obligations pursuant to paragraphs (b) through (f) of
Section 6 of this Agreement, shall be subject to the following conditions:

     (a) That the Merger shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of DSF Fund entitled to vote on the matter and the holders of a majority of the outstanding shares of common stock of RCS Fund entitled to vote on the matter.

     (b) That, prior to the Valuation Time, DSF Fund shall have conducted the Tender Offer.

     (c) That RCS Fund shall have furnished to DSF Fund a statement of RCS Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on behalf of RCS Fund by RCS Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Merger Date, to the effect that as of the Valuation Time and as of the Merger Date there has been no material adverse change in the financial position of RCS Fund since January 31, 2001, other than changes in its portfolio securities or their market value since that date or changes due to dividends declared or paid or losses from operations.

     (d) That RCS Fund shall have furnished to DSF Fund a statement, dated the Merger Date, signed on behalf of RCS Fund by RCS Fund's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Merger Date all representations and warranties of RCS Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that RCS Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (e) That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     (f) That DSF Fund shall have received an opinion of Ropes & Gray, in form reasonably satisfactory to DSF Fund and dated the Merger Date, to the effect that (i) RCS Fund is duly incorporated and an existing corporation in good standing under the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by RCS Fund and, assuming that the Registration Statement, the Prospectus and the Additional Proposals do not contain any misstatement or omission of material fact and assuming further the due authorization, execution and delivery of this Agreement by DSF Fund, is a valid and binding obligation of RCS Fund; (iii) the Merger Shares are duly authorized and upon their delivery will be validly issued and will be fully paid and nonassessable and no stockholder of RCS Fund has any preemptive right to subscription or purchase in respect thereof; (iv) the execution and delivery of this Agreement did not, and the consummation of the Merger contemplated hereby will not, violate RCS Fund's charter or By-laws, or any provision of any agreement listed as an Exhibit to the Registration Statement to which RCS Fund is a party or by which it is bound; (v) all regulatory consents, approvals, authorizations and filings required to be obtained or made by RCS Fund under the 1933 Act, the 1934 Act, the 1940 Act or MGCL for the consummation of the Merger by RCS Fund have been obtained or made; and (vi) the Registration Statement has become effective under the 1933 Act, and to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

     (g) That DSF Fund shall have received an opinion of Sullivan & Cromwell dated the Merger Date (which opinion would be based upon certain representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the Merger constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by DSF Fund upon the consummation of the Merger, (iii) no gain or loss will be recognized by DSF Stockholders on the conversion of shares of DSF Fund into Merger Shares; (iv) the aggregate basis of the Merger Shares a DSF Stockholder receives in connection with the transaction will be the same as the aggregate basis of his or her shares of DSF Fund converted therefor, and (v) a DSF Stockholder's holding period for his or her Merger Shares will be determined by including the period for which he or she held the shares of DSF Fund converted therefor, provided that at the Merger Date, DSF Fund shares are held by such stockholder as a capital asset.

     (h) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RCS Fund or DSF Fund, threatened by the Commission.

     (i) That DSF Fund shall have received from the Commission and any relevant state securities administrator such order or orders as may be necessary in connection with the transactions contemplated by this Agreement, and that all such orders shall be in full force and effect.

     (j) That the Merger Shares shall have been accepted for listing by the New York Stock Exchange.

10. COVENANTS.

     (a) DSF Fund shall use its reasonable best efforts to cause the conditions to RCS Fund's obligations set forth in Section 8 of this Agreement to be fulfilled.

     (b) RCS Fund shall use its reasonable best efforts to cause the conditions to DSF Fund's obligations set forth in Section 9 of this Agreement to be fulfilled.

11. INDEMNIFICATION.

     (a) DSF Fund will indemnify and hold harmless RCS Fund and each of its directors and officers (for purposes of this subparagraph, the "RCS Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the RCS Indemnified Parties (i) in connection with, arising out of, or resulting from any untrue statement or alleged untrue statement of a material fact relating to DSF Fund contained in the Registration Statement, the Prospectus, the Additional Proposals or any amendment or supplement to any of the foregoing, (ii) arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to DSF Fund required to be stated therein or necessary to make the statements relating to DSF Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the RCS Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding made with the consent of DSF Fund; provided, however, that the indemnity in clauses (i) and (ii) of this paragraph (a) shall apply only to statements or omissions described in the proviso of Section 2(g) of this Agreement, or (iii) arising out of or based upon a breach of any representation, warranty or covenant of DSF Fund contained in this Agreement. The RCS Indemnified Parties will notify DSF Fund in writing within ten days after the receipt by any one or more of the RCS Indemnified Parties of any notice of legal process or any suit brought against or claim made against such RCS Indemnified Party as to any matters covered by this Section 11(a) or within ten days of having discovered any loss or expense arising out of or based upon a breach of a representation, warranty or covenant of DSF Fund contained in this Agreement. DSF Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(a), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the RCS Indemnified Parties the defense of any such claim, action, suit or proceeding, and if DSF Fund elects to assume such defense, the RCS Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. DSF Fund's obligation under this
Section 11(a) to indemnify and hold harmless the RCS Indemnified Parties shall constitute a guarantee of payment so that DSF Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(a) without the necessity of the RCS Indemnified Parties' first paying the same.

     (b) RCS Fund will indemnify and hold harmless DSF Fund and each of its directors and officers (for purposes of this subparagraph, the "DSF Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the DSF Indemnified Parties (i) in connection with, arising out of, or resulting from any untrue statement or alleged untrue statement of a material fact relating to RCS Fund contained in the Registration Statement, the Prospectus, the Additional Proposals, or any amendment or supplement to any of the foregoing, (ii) arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to RCS Fund required to be stated therein or necessary to make the statements relating to RCS Fund therein not misleading, including without limitation any amounts paid by any one or more of the DSF Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding made with the consent of RCS Fund, or (iii) arising out of or based upon a breach of any representation, warranty or covenant of RCS Fund contained in this Agreement. The DSF Indemnified Parties will notify RCS Fund in writing within ten days after the receipt by any one or more of the DSF Indemnified Parties of any notice of legal process or any suit brought against or claim made against such DSF Indemnified Party as to any matters covered by this Section 11(b) or within ten days of having discovered any loss or expense arising out of or based upon a breach of a representation, warranty or covenant of RCS Fund contained in this Agreement. RCS Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 11(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the DSF Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if RCS Fund elects to assume such defense, the DSF Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. RCS Fund's obligation under this Section 11(b) to indemnify and hold harmless the DSF Indemnified Parties shall constitute a guarantee of payment so that RCS Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 11(b) without the necessity of the DSF Indemnified Parties' first paying the same.

     (c) In the event that the Merger is not consummated by reason of the breach by either DSF Fund or RCS Fund of any of its representations, warranties or covenants contained in this Agreement, the exclusive remedy of the non-breaching party, whether pursuant to this Section 11 or otherwise, shall be to be reimbursed for all reasonable expenses incurred by it in connection with the Tender Offer and the Merger, including, without limitation, the PwC Expenses and reasonable legal fees incurred in connection with obtaining such reimbursement. The limitations in this paragraph 11(c) shall not apply to the indemnities set forth in Sections 11(a)(i), 11(a)(ii), 11(b)(i) or 11(b)(ii) of this Agreement.

12. NO BROKER, ETC. Each of DSF Fund and RCS Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the Merger contemplated by this Agreement.

13. WAIVER AND TERMINATION. DSF Fund and RCS Fund may waive any condition to their respective obligations under this Agreement. In addition, this Agreement shall terminate:

     (a) if agreed by mutual consent of the boards of directors of DSF Fund and RCS Fund;

     (b) if more than 75% of the shares of common stock of DSF Fund outstanding as of the date of this Agreement are tendered in the Tender Offer;

     (c) if the average daily closing price of a share of common stock of RCS Fund during the five trading days immediately preceding and including the expiration date of the Tender Offer represents a percentage discount from its net asset value that is more than 15 percentage points greater than the percentage discount from net asset value represented by the average daily closing price of a share of common stock of DSF Fund during that same period (for the purposes of this Section 13(c), a premium to net asset value for a share of common stock, as a percentage of such share's net asset value, will be treated as a negative discount from net asset value for such share of common stock, as a percentage of its net asset value); or

     (d) if the Merger has not been consummated by December 31, 2001, unless the boards of directors of DSF Fund and RCS Fund otherwise agree.

DSF Fund's obligations pursuant to Section 6 of this Agreement to reimburse RCS Fund for expenses incurred in connection with the Merger shall survive any termination of this Agreement.

14. COVENANTS, ETC. DEEMED MATERIAL. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. SOLE AGREEMENT; AMENDMENTS. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of the State of Maryland.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         [The remainder of this page has intentionally been left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                            RCM STRATEGIC GLOBAL GOVERNMENT
                                            FUND, INC.


                                            By:
                                            /s/ Luke D. Knecht
                                            ------------------
                                            PRESIDENT


                                            DRESDNER RCM GLOBAL STRATEGIC
                                            INCOME FUND, INC.


                                            By:
                                            /s/ Luke D. Knecht
                                            ------------------
                                            PRESIDENT

                                  SCHEDULE 2(h)

                          DSF FUND MATERIAL AGREEMENTS



Investment Advisory Agreement with Dresdner RCM Global Investors LLC dated November 1, 1999

Custody Agreement with Brown Brothers Harriman & Co. dated December 30, 1988

Foreign Custody Delegation Agreement with Brown Brothers Harriman & Co. dated December 22, 1998

Amendment to Custody Agreement dated July 2, 2001

Transfer Agency Agreement with Equiserve dated June 1, 1996

                                                                      APPENDIX B


                                                             _____________, 2001
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

Dear Sirs:

                          INVESTMENT ADVISORY AGREEMENT

         On the authority of the Board of Directors of Dresdner RCM Global Strategic Income Fund, Inc., I write to confirm the agreed terms of your appointment as Investment Advisor to the Dresdner RCM Global Strategic Income Fund, Inc. (the "Fund") and send you herewith copies of the following documents:

(a)      the Fund's Articles of Incorporation

(b)      the By-Laws of the Fund as in effect at the date hereof

(c)      the Fund's most recent Registration Statement

(d) resolutions of the Board of Directors of the Fund selecting you as Investment Advisor for the Fund and approving the terms of your appointment as set out in this letter.

         Any amendment to any of these instruments will be notified to you forthwith.

         Will you kindly confirm your agreement with these terms by having the acknowledgement at the foot of the enclosed duplicate copy of this letter signed by an appropriate officer of Dresdner RCM Global Investors LLC under authority of its Board of Directors, and return to us together with a certified copy of the Board resolution authorizing such signature.

                              TERMS OF APPOINTMENT

(A) Your duties will be to provide the Fund with investment research, advice and supervision and to furnish continuously an investment program for the Fund in accordance with the Fund's then current investment objectives, policies and limitations, and the Investment Company Act of 1940 (the "1940 Act"). You will also be required to advise at all times what securities shall be purchased for the portfolio and what securities shall be sold from its portfolio and what proportion of the Fund's assets shall be held uninvested, subject always to the provisions of the Articles of Incorporation and By-laws as each may from time to time be amended. You will also advise and assist the officers of the Fund in taking such steps as may be necessary or appropriate for carrying out the decisions of its Board of Directors and the appropriate committees of such

Board regarding the foregoing matters and the general conduct of the investment business of the Fund.

(B) In addition, you shall, subject to the general supervision of the Board of Directors of the Fund, provide for the administration of all other affairs of the Fund. In this regard, you shall act as an independent contractor of the
Fund:

(i) to the extent not provided by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, provide the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund.

(ii) to the extent not arranged by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, arrange for (A) the preparation and submission of proxy statements and quarterly and annual reports to stockholders and (B) the periodic updating of the Fund's Registration Statement and the preparation of reports filed with the Securities and Exchange Commission ("SEC") and other regulatory authorities:

(iii) to the extent not provided by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. The Investment Advisor shall bear all expenses of its employees and overhead incurred by them in connection with their duties as officers and directors under this Agreement. The Fund will bear its own expenses, including fees of the Fund's directors who are not interested persons (as defined in the 1940 Act) of any party or any sub-advisor to the Fund; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with meetings of directors; interest expenses; tax and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; auditing, accounting, legal and insurance costs; custodian, dividend disbursing and transfer agent expenses; expense of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of stockholder meetings.

(iv) to maintain and preserve all records which the Fund is required to maintain and preserve by the 1940 Act and the rules and regulations thereunder, other than records maintained and preserved by the Fund's custodian and financial agent and the Fund's transfer agent and registrar, all such records maintained and preserved, nevertheless being the property of the Fund.

(v) to prepare the Fund's U.S. federal, state and local income tax returns.

(vi) to respond to or refer to the Fund's officers or transfer agent stockholder inquiries relating to the Fund.

(vii) to arrange, at the Fund's expense, for the determining and publishing of the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors.

(C) You shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940
Act) or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard by you of your obligations and duties under this Agreement.

(D) In consideration of your services under paragraphs (A) and (B) above you shall be entitled by way of remuneration to a fee at the annual rate of 0.70% of the Fund's weekly net assets up to $100 million; and 0.65% of the Fund's weekly net assets in excess of $100 million, computed based upon net asset value at the end of each week and payable at the end of each calendar month.

(E) Payments of the fees referred to in paragraph (D) above shall be made within 14 days from the last day of the month. Such fees shall be deemed to cover and include all your staff and office expenses and all other expenses of providing services and fulfilling your duties hereunder.

(F) The Investment Advisor shall determine the securities to be purchased or sold by the Fund and will place orders from or through and sell securities to or through such persons, brokers or dealers as it shall deem appropriate (including, in case of brokerage transactions, affiliated persons (as defined in the 1940 Act) of the Investment Advisor or any subadviser to the Fund in accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder). Where the Investment Advisor places orders for the execution of portfolio transactions for the Fund, the Investment Advisor may allocate such transactions to such brokers and dealers for execution in such markets, at such prices and at such commission rates as in the good faith judgment of the Investment Advisor will be in the best interest of the Fund, taking into consideration in the selection of such brokers and dealers not only the available prices and rates of brokerage commissions, but also other relevant factors (such as, without limitation, execution capabilities, research and other services provided by such brokers or dealers which are expected to enhance the general portfolio management capabilities of the Investment Advisor) without having to demonstrate that such factors are of a direct benefit to the Fund.

(G) If the Investment Advisor resigns or is otherwise terminated from its position with respect to the Fund, the Investment Advisor, at its option, may require the Fund to change its name to reflect an entity that does not include the use of the words "Dresdner" and/or "RCM" in its name as registered with SEC, as specified in its charter or as marketed to the public. The party initiating the change will bear the expense for any such name change. This provision shall survive the termination of this Agreement and shall remain in full force and effect for so long as the Fund is in existence.

(H) This appointment shall take effect as from ________, 2001 and shall continue in effect annually if approved by the Board of Directors of the Fund or by vote of "a majority of the outstanding voting securities" (as defined in the 1940
Act) of the Fund, and in either case by a majority of the directors of the Fund who are not interested persons of either party to this Agreement. This contract may be terminated by the Fund or by you at any time upon sixty days' written notice on either side without the payment of any penalty, provided always that either party may at any time terminate this Agreement by notice in writing to the other party in the event of (i) the other party entering into liquidation or (ii) a receiver being appointed over the whole or any part of its undertaking or assets or (iii) its shares or its undertaking being nationalized or expropriated by a government authority or (iv) its committing any breach of its obligation under this Agreement and failing within thirty days of receipt of notice requiring it do so, to make good such breach.

(I) Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Investment Advisor who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the right of the Investment Advisor to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

(J) During the term of the Agreement, the Fund agrees to furnish the Investment Advisor at its principal office, prior to use thereof, any and all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public that refer in any way to the Investment Advisor and not to use such material if the Investment Advisor reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Investment Advisor copies of any of the above mentioned materials that refer in any way to the Investment Advisor. The Fund shall furnish or otherwise make available to the Investment Advisor such other information relating to the business affairs of the Fund as the Investment Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

(K) Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Investment Advisor at Four Embarcadero Center, San Francisco, California, 94111, Attention: Legal Services Department; or (2) to the Fund at Four Embarcadero Center, San Francisco, California, 94111,
Attention: Secretary.

(L) This appointment shall be automatically terminated in the event of its assignment. The term "assignment" shall have the meaning specified in the 1940 Act as now in effect or as hereafter amended.

(M) The Investment Advisor may enter into one or more contracts (each a "Subadvisory Contract" or "Subadministration Contract") with a subadviser or subadministrator in which the Investment Advisor delegates to such subadviser or subadministrator any or all duties specified in this Agreement, provided that each Subadvisory Contract or Subadministration Contract imposes on the subadviser or subadministrator bound thereby all applicable duties and conditions to which the Investment Advisor is subject under this Agreement, and further provided that each Subadvisory Contract meets all requirements of the 1940 Act and any rules, regulations, or orders of the Securities and Exchange Commission thereunder.

(N) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.
                                                          Yours faithfully,


                                       DRESDNER RCM GLOBAL STRATEGIC
                                       INCOME FUND, INC.

                                       By:


         We hereby confirm our agreement with the terms set out in the letter, of which the above is a duplicate, and accept the same as a binding contract as at the date thereof.

                                       For


                                       DRESDNER RCM GLOBAL INVESTORS LLC

                                       By:

                                                                      APPENDIX C


                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                         INVESTMENT MANAGEMENT AGREEMENT

         AGREEMENT, made as of this ____ day of ______ , 2001 between RCM Strategic Global Government Fund, Inc., a Maryland corporation (the "Fund"), and RCM Capital Management, L.L.C., a Delaware limited liability company (the "Manager").

                               W I T N E S S E T H

         WHEREAS, the Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"); and

         WHEREAS, the Fund has been organized for the purpose of investing its funds and desires to avail itself of the experience, sources of information, advice, assistance and facilities available to the Manager and to have the Manager perform for it various investment management services; and the Manager is willing to furnish the investment management services sought by the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed as follows:

         1. The Fund hereby appoints the Manager to act as Investment Manager to the Fund on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

         2. Subject to the supervision of the Board of Directors of the Fund (the "Board") and to the express provisions and limitations set forth in the Fund's Articles of Incorporation, By-Laws, and Form N-2 Registration Statement under the 1940 Act and the 1933 Act (the "Registration Statement"), each as it may be amended from time to time, the Manager shall have full discretionary authority to manage the investment and reinvestment of the Fund's assets and to provide investment research advice and supervision of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's Registration Statement, as such Registration Statement may be amended from time to time. The services to be provided under this paragraph 2 shall be subject to the following understandings:

(a) The Manager shall provide supervision of the Fund's investments and shall determine from time to time the investments or securities that will be purchased, retained, sold or loaned by the Fund, and the portion of the assets that will be invested in securities or otherwise. Subject to the limitations in this Section 2, the Manager is empowered hereby, through any of its principals or employees, to take any of the following actions for the benefit of the Fund:

         (i) to invest and reinvest in stocks, bonds, notes, trade acceptances, commercial paper, structured instruments, and other obligations of every description issued or incurred by governmental or quasi-governmental bodies or their agencies, authorities or instrumentalities, or by corporations, trusts, associations, partnerships, or other firms or entities;

         (ii) to invest and reinvest in loans and deposits at interest on call or on time, whether or not secured by collateral;

         (iii) to purchase and sell put and call options, financial futures and put and call options on such financial futures, and to enter into transactions with respect to swaps, caps, floors, collars, and other similar instruments;

         (iv) to purchase and sell foreign currency and forward contracts on such foreign currency;

         (v) to lend the Fund's portfolio securities to brokers, dealers, other financial institutions, or other parties, and to engage in repurchase and reverse repurchase transactions with such entities;

         (vi) to buy, sell, or exercise rights and warrants to subscribe for stock or other securities;

         (vii) to execute agreements with broker-dealers, banks futures commission merchants, and other financial institutions on behalf of the Fund for the purpose of entering into any of the foregoing transactions;

         (viii) to purchase, sell, and otherwise enter into transactions with respect to any instrument not described above that may be considered a "derivative" instrument;

         (ix) to engage in transactions with respect to any other instruments, or to take any other actions with respect to the Fund's investments, that the Fund is authorized to invest in or to take pursuant to the Registration Statement; and

         (x) to take such other actions, or to direct the Custodian to take such other actions, as may be necessary or desirable to carry out the purpose and intent of this subparagraph (a) of this paragraph (2).

         In determining the investments or securities to be purchased or sold by the Fund, the Manager shall place orders with respect to such instruments either directly with the issuer or in such markets and through such underwriters, dealers, brokers, or futures commission merchants (collectively, "brokers") as in the Manager's best judgment offer the most favorable price and market for the execution of each transaction; provided, however, that, to the extent permitted under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act") and the 1940 Act, the Manager may cause the Fund to place orders for transactions with brokers that furnish brokerage and research services, as defined in the 1934 Act, to the Manager or any affiliated person of the Manager, subject to such policies as the Board may adopt from time to time with respect to the extent and continuation of this practice. The Fund understands and agrees that the Manager may effect transactions in portfolio securities through brokers who may charge an amount in excess of the amount of commission another broker would have charged, provided that the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the specific transaction or the Manager's overall responsibilities to the Fund and other clients as to which the Manager or any affiliated person of the Manager exercises discretionary investment authority. Receipt by the Manager or any affiliated person of the Manager of any such brokerage research services shall not give rise to any requirement for abatement or reduction of the advisory fee payable by the Fund to the Manager under this Agreement. It is understood that the services provided by such brokerage firms may be useful to the Manager or its affiliated persons in connection with their services to other clients. The Fund agrees that any entity or person associated with the Manager or any affiliated person of the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the 1934 Act, and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

(b) The Manager agrees to furnish suitable office space for the Fund.

(c) The Manager shall use its best judgment in the performance of its duties under this Agreement.

(d) The Manager undertakes to perform its duties and obligations under this Agreement in conformity with the Registration Statement, with the requirements of the 1940 Act and all other applicable Federal and state laws and regulations and with the instructions and directions of the Fund's Board of Directors, all as may be amended or modified from time to time.

(e) The Manager shall maintain books and records with respect to the Fund's portfolio transactions and the Manager shall render to the Fund's Board such periodic and special reports as the Board of Directors may reasonably request from time to time. The Manager agrees that all records that it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request.

(f) The Fund understands and agrees:

    (i) that the Manager performs investment management services for various clients and that the Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Fund, so long as it is the Manager's policy, to the extent reasonably practical, to allocate investment opportunities to the Fund over time on a fair and equitable basis relative to other clients;

    (ii) that the Manager shall have no obligation to purchase or sell for the Fund any security that the Manager, or its principals or employees, may purchase or sell for their own accounts or for the account of any other client, if, in the opinion of the Manager, such transaction or investment appears unsuitable, impractical or undesirable for the Fund; and

    (iii) that, to the extent permitted by applicable laws and regulations, on occasions when the Manager deems the purchase or sale of a security or other instrument to be in the best interests of the Fund as well as of the other clients of the Manager, the Manager may aggregate the securities to be so sold or purchased when the Manager believes that to do so would be in the best interests of the Fund. In such event, allocation of the securities or other instruments so purchased or sold, as well as the expenses incurred in that transaction, shall be made by the Manager in the manner the Manager considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients.

    3. The Manager will bear all of expenses related to salaries of its employees and to the Manager's overhead in connection with its duties under this Agreement. The Manager also will pay all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Manager.

    Except for the expenses specifically assumed by the Manager, the Fund will pay all of its expenses, including, without limitation, fees of the directors not affiliated with the Manager and board meeting expenses; fees of the Manager; fees of the Fund's Administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend reinvestment and disbursing agent of the Fund; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Fund's custodian and sub-custodians for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations; premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy; expenses of fidelity bonding and other insurance premiums; expenses of stockholder's meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; any fees payable by the Fund to the National Association of Securities Dealers, Inc. in connection with this offering and its other business and operating expenses.

    4. For the services provided and the expenses assumed pursuant to this Agreement, the Fund will pay to the Manager a monthly fee in arrears equal to 0.95% per annum of the Fund's average daily net assets during the month. The Fund authorizes the Manager to charge the Fund for the full amount of fees as they become due and payable pursuant to this paragraph 4; provided, however, that copies of the fee statement relating to said payment shall be sent to the Custodian and to the Fund.

    In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

    If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

    5. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected.

    6. The Manager shall not be liable to the Fund or any of its stockholders for any error of judgment, mistake of law, or any loss suffered by the Fund or any of its stockholders in connection with any act or omission in the performance of its obligations to the Fund or to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it or its obligations and duties under this Agreement.

    7. This Agreement shall continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. This Agreement may be terminated as a whole at any time by the Fund, without the payment of any penalty, upon the vote of a majority of the Fund's Board of Directors or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act or the rules and regulations thereunder) of the Fund, or by the Manager, on 60 days' written notice by either party to the other. This Agreement shall terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

    8. Nothing in this Agreement shall limit or restrict the right of any of the Manager's principals, officers or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Manager's right to engage in any other business or to render services of any kind to any other corporation, investment company, firm, individual or association. The investment management services provided by the Manager hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

    9. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (i) to the Manager at Four Embarcadero Center, Suite 3000, San Francisco, CA 94111 or (ii) to the Fund at Four Embarcadero Center, Suite 2800, San Francisco, CA 94111.

    10. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

    11. Under a License Agreement dated as of the date hereof, the Fund was granted a royalty-free, non-exclusive license to use the name "RCM" as part of its name only in connection with the operation of an investment company. It is further provided in the License Agreement that the term "RCM" may be used or licensed in connection with other investment companies, subject to the requirements of the 1940 Act, or any other business enterprise during the term of such License Agreement or thereafter. The License Agreement is terminable on sixty days' notice to the Fund or as soon as practicable thereafter. Upon such termination, the Fund is required to change its name to one which does not include the term "RCM."

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

By
   ------------------------------

DRESDNER RCM GLOBAL INVESTORS LLC

By
   ------------------------------

                                                                      APPENDIX D

                 DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall have no relationship to the Company or its investment adviser, administrator, or custodian that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

1. in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company;

2. in its oversight of the Company's financial statements and the independent audit thereof;

3. in selecting (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the independent accountants; and

4. in evaluating the independence of the independent accountants.

The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company and are not, nor do they represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, in fulfilling their oversight duties under this Charter it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information to the Audit Committee and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

The independent accountants for the Company are ultimately accountable to the Board of Directors (and the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval).

The independent accountants shall submit to the Company annually a formal written statement delineating all relationships between the independent accountants and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board Standard No. 1. The Statement as to Independence shall also identify any audit, tax or consulting services to the Company's investment adviser, administrator, custodian, or other service providers, and to other investment companies advised by the Company's investment adviser or administered by the Company's administrator, as the Audit Committee may specify.

III. MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the independent accountants, respectively, to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately with them. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or to the independent directors or the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

1. with respect to the independent accountants,

(i) to provide advice to the Board of Directors in selecting, evaluating or replacing independent accountants;

(ii) to review the fees charged the Company by the independent accountants for performance of audit and non-audit services;

(iii) to ensure that the independent accountants prepare and deliver annually a Statement as to Independence (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the independent accountants' independence; and

(iv) to instruct the independent accountants that the independent accountants are ultimately accountable to the Board of Directors and Audit Committee;

2. with respect to financial reporting principles and policies and related controls and procedures,

(i) to advise management and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent accountants required by or referred to in Statement of Auditing Standards No. 61 (as codified by AU Section 380), as it may be modified or supplemented, including reports and communications related to:

- deficiencies noted in the audit in the design or operation of related controls;

- consideration of fraud in a financial statement audit;

- detection of illegal acts;

- the independent accountants' responsibility under generally accepted auditing standards;

- significant accounting policies;

- management judgments and accounting estimates;

- adjustments recorded and unadjusted differences arising from the audit;

- the responsibility of the independent accountants for other information in documents containing audited financial statements;

- disagreements with management;

- consultation by management with other accountants;

- major issues discussed with management prior to retention of the independent accountants;

- difficulties encountered with management in performing the audit; and

- the independent accountants' judgments about the quality of the Company's accounting principles;

(iii) to meet with management and/or the independent accountants:

- to discuss the scope of the annual audit or any audit or review of interim financial statements;

- to discuss the audited financial statements;

- to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

- to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board of Directors and shareholders;

- to discuss allocations of expenses between the Company and other entities;

- to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

- to discuss with management and the independent accountants their respective procedures to assess the representativeness of securities prices provided by external pricing services;

- to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

- to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

- to discuss significant changes to the Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

- to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices contemplated by the independent accountants; and

- to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

(iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

3. with respect to reporting, recommendations and other matters,

(i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

(ii) to cause to be prepared any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

(iii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

(iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                                                      APPENDIX E

                 DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                                  ("DSF FUND")
                             AUDIT COMMITTEE REPORT

The role of the Audit Committee is to assist the DSF Fund Board of Directors in its oversight of DSF Fund's accounting and financial reporting process and the selection of DSF Fund's independent accountants. The Committee operates pursuant to a charter that was adopted by the Board on June 8, 2000, a copy of which is attached to this Prospectus/Proxy Statement as Appendix D. As set forth in the charter, management of DSF Fund is responsible for the preparation, presentation and integrity of DSF Fund's financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing DSF Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In performing its oversight function, the Committee has considered and discussed with management and the independent accountants DSF Fund's audited financial statements for its fiscal year ended October 31, 2000. The Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as modified or supplemented. The Committee has also received the written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, delineating relationships between the independent accountants and DSF Fund, and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including the issue of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of DSF Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that DSF Fund's independent accountants are in fact "independent."

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the charter, the Committee recommended to the Board that the audited financial statements be included in DSF Fund's Annual Report for its fiscal year ended October 31, 2000.

SUBMITTED BY THE AUDIT COMMITTEE OF DSF
FUND'S BOARD OF DIRECTORS



JAMES J. FOLEY
THEODORE J. COBURN
PHILLIP GOLDSTEIN

JULY 20, 2001.

                                                                      APPENDIX F


                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                        AUDIT OVERSIGHT COMMITTEE CHARTER

1. The Audit Oversight Committee shall be composed entirely of directors who are not "interested persons" of the Fund and who are "independent directors," as defined in the New York Stock Exchange's Listed Company Manual.

2. The purposes of the Audit Committee are:

(a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

(c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

The function of the Audit Oversight Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Oversight Committee shall have the following duties and powers:

(a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive annually the auditors' specific written representations as to their independence.

(b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the management or the auditors;

(d) to review the fees charged by the auditors for audit and non-audit services;

(e) to investigate improprieties or suspected improprieties in Fund operations; and

(f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall meet as appropriate with the Treasurer of the Fund and with internal auditors, if any, for Dresdner RCM Global Investors LLC.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter periodically and recommend any changes to the full Board of Directors.

TO LEARN MORE
For more information about the Funds, the following documents are available free upon request.

STOCKHOLDER REPORTS
Each Fund's annual and semi-annual reports to stockholders contain detailed information on each Fund's investments. Each Fund's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered as part of this Prospectus/Proxy Statement.

HOW TO OBTAIN COPIES
You can obtain copies of these documents by contacting either Fund or the SEC. All materials from the Funds are free; the SEC charges a duplicating fee. You can also review these materials in person at the SEC's Public Reference Room or by computer using the SEC's EDGAR database at www.sec.gov.

SEC FILE NUMBERS
RCS Fund: 811-08216
DSF Fund: 811-04800

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-0102
800-SEC-0330 (Public Reference Section)
(202) 942-8090
www.sec.gov publicinfo@sec.gov

DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
You can obtain free copies of the reports and the SAI, or request other information and discuss your questions about the Funds, by contacting Dresdner RCM Global Strategic Income Fund, Inc., Four Embarcadero Center, San Francisco, CA 94111, (800) 237 4218 or RCM Strategic Global Government Fund, Inc., Four Embarcadero Center, San Francisco, California 94111, (800) 237-4218. Copies of RCS Fund's annual report may also be obtained without charge from Boston EquiServe by calling (800) 426-5523 or by writing to P.O. Box 8200, Boston, Massachusetts 02266-8200.

                 DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
                             Four Embarcadero Center
                         San Francisco, California 94111
                                 (800) 237-4218

The undersigned hereby appoints Robert J. Goldstein and Karin Brotman, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") held of record by the undersigned as of July 16, 2001 at the Annual Meeting of Stockholders to be held at the offices of Dresdner RCM Global Investors LLC located at Four Embarcadero Center, San Francisco, California 94111, on October 12, 2001 at 10:00 a.m. (Pacific Time), and at any and all of the adjournment(s) or postponement(s) thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF DSF FUND. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR DSF FUND PROPOSALS 1, 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders and the Prospectus/Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.



         PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS
                      PROXY CARD IN THE ENCLOSED ENVELOPE.


Note: Please sign exactly as the name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give the appropriate and complete title. When signing as an officer of a corporation, please indicate the corporation name and the office held by the signing officer. When signing on behalf of a partnership, please sign the partnership name and the name of the person signing.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------------         -----------------------------------

-----------------------------------         -----------------------------------

-----------------------------------         -----------------------------------

|X|    PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark the box at right if an address change or comment has been noted on the
reverse side of this card.                                                   |_|

THE BOARD OF DIRECTORS OF DSF FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. To approve the Merger and related transactions contemplated by the Agreement and Plan of Merger and Contingent Liquidation, pursuant to which DSF Fund would be merged with and into RCM Strategic Global Government Fund, Inc. ("RCS Fund") and all outstanding shares of common stock of DSF Fund would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger would be abandoned and DSF Fund would be liquidated and dissolved.

         FOR              AGAINST           ABSTAIN
         |_|               |_|              |_|


2. To approve a new investment advisory agreement between DSF Fund and Dresdner RCM Global Investors LLC.

         FOR              AGAINST           ABSTAIN
         |_|               |_|              |_|


3.   To elect as Directors of DSF Fund the nominees listed below:

         JAMES J. FOLEY
         JEFFREY S. RUDSTEN

         FOR              AGAINST           ABSTAIN
         |_|               |_|              |_|



       Please be sure to sign and date this proxy card:


--------------------------------------------------------------------------------


----------------------------  ------------------------------  ------------------
Stockholder sign here         Co-owner sign here              Date
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

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                             Four Embarcadero Center
                         San Francisco, California 94111
                                 (800) 237-4218

The undersigned hereby appoints Robert J. Goldstein and Steven L. Wong, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of RCM Strategic Global Government Fund, Inc. ("RCS Fund") held of record by the undersigned as of July 16, 2001 at the Annual Meeting of Stockholders to be held at the offices of Dresdner RCM Global Investors LLC located at Four Embarcadero Center, San Francisco, California 94111, on October 12, 2001 at 10:00 a.m. (Pacific
Time), and at any and all of the adjournment(s) or postponement(s) thereof.

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF RCS FUND. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR RCS FUND PROPOSALS 1, 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of the Annual Meeting of Stockholders and the Prospectus/Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.


         PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS
                      PROXY CARD IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as the name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, trustee or guardian, please give the appropriate and complete title. When signing as an officer of a corporation, please indicate the corporation name and the office held by the signing officer. When signing on behalf of a partnership, please sign the partnership name and the name of the person signing.


HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-----------------------------------         ----------------------------------

-----------------------------------         ----------------------------------

-----------------------------------         ----------------------------------

|X|    PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark the box at right if an address change or comment has been noted on the
reverse side of this card.                                                   |_|

THE BOARD OF DIRECTORS OF RCS FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3.

1. To approve the Merger and related transactions contemplated by the Agreement and Plan of Merger and Contingent Liquidation, pursuant to which Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") would be merged with and into RCS Fund and all outstanding shares of common stock of DSF Fund would automatically be converted into shares of common stock of RCS Fund, but if certain contingencies occur, the Merger would be abandoned and DSF Fund would be liquidated and dissolved.

         FOR              AGAINST           ABSTAIN
         |_|               |_|              |_|


2. To approve a new investment management agreement between RCS Fund and Dresdner RCM Global Investors LLC.

         FOR              AGAINST           ABSTAIN
         |_|               |_|              |_|


3.   To elect as Directors of RCS Fund the nominees listed below:

         FRANCIS E. LUNDY
         GREGORY S. YOUNG

         FOR              AGAINST           ABSTAIN
         |_|               |_|              |_|



       Please be sure to sign and date this proxy card:

--------------------------------------------------------------------------------



----------------------------  -----------------------    --------------
Stockholder sign here         Co-owner sign here         Date
--------------------------------------------------------------------------------

DRESDNER RCM GLOBAL STRATEGIC                 RCM STRATEGIC GLOBAL GOVERNMENT
INCOME FUND, INC.                             FUND, INC.
Four Embarcadero Center                       Four Embarcadero Center
San Francisco, California  94111              San Francisco, California  94111


                                    FORM N-14

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                 [_______,] 2001

This Statement of Additional Information ("SAI") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated [ ], 2001 (the "Prospectus") of RCM Strategic Global Government Fund, Inc. ("RCS Fund") and Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund") relating to the merger of DSF Fund into RCS Fund. This SAI is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus. This SAI should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus by writing Dresdner RCM Global Investors LLC ("Dresdner RCM"), Four Embarcadero Center,
San Francisco, California 94111 or by calling (800) 237-4218.

                                TABLE OF CONTENTS

General Information and History
Investment Objectives and Policies of the Funds (see also "Information About the Merger - Comparison of the Funds' Investment Objectives, Policies and Restrictions" in the Prospectus)
Management Compensation Table
Control Persons and Principal Holders of Securities
The Investment Manager
Other Service Providers (see also "Further Information About the Funds - Administrators and Custodians" in the Prospectus)
Brokerage Allocation and Other Practices
Repurchase of Shares and Conversion to Open-End Fund
Taxation (see also "Information About the Merger - Federal Income Tax Consequences" in the Prospectus)
Financial Statements
Appendix A: Securities Ratings

GENERAL INFORMATION AND HISTORY

DSF Fund and RCS Fund (each a "Fund" and together, the "Funds") are both non-diversified, closed-end management investment companies and both are incorporated under the laws of the State of Maryland. DSF Fund was incorporated on August 12, 1986 and RCS Fund was incorporated on December 9, 1993.

Until on or about November 9, 1999, the name of DSF Fund was Kleinwort Benson Australian Income Fund, Inc.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

DSF FUND

DSF Fund's principal investment objective is high income through global investment in debt securities. Long-term capital appreciation through such investment is a secondary objective of the Fund. These objectives are fundamental policies of the Fund that may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. The vote of a "majority of the Fund's outstanding voting securities" means the vote, at the annual or a special meeting of the stockholders duly called, (A) of 67% or more of the voting shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (B) of more than 50% of the outstanding voting shares, whichever is less. The Fund's policies that are not fundamental may be modified by the Board of Directors if, in the reasonable exercise of its business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objectives.

RCS FUND

RCS Fund's primary investment objective is to generate a level of income that is higher than that generated by high quality, intermediate term U.S. debt securities. High quality, intermediate term U.S. debt securities are defined as three- to ten-year instruments that are rated at least AA by Standard & Poor's Rating Group ("S&P") or Aa by Moody's Investors Service, Inc. ("Moody's"). As a secondary objective, RCS Fund will seek to maintain volatility in the net asset value of the shares of the Fund comparable to that of high quality, intermediate term U.S. debt securities, although the Fund's investment in foreign securities and its use of leveraging and hedging techniques could impair its ability to achieve this investment objective. In addition, the Fund will seek capital appreciation to the extent consistent with its other investment objectives. These objectives are non-fundamental policies of the Fund and may be changed by the Board of Directors of RCS Fund without stockholder approval. There is no guarantee that RCS Fund's investment objectives will be achieved.

Dresdner RCM, the Fund's investment manager, will seek to meet RCS Fund's investment objectives by investing in and actively managing a portfolio of U.S. and foreign debt securities. Under normal market conditions, RCS Fund will invest at least 65% of its total assets in government securities. For purposes of this investment policy, the term "government securities" shall include securities issued or guaranteed by the U.S. or foreign governments (including securities issued or guaranteed by the Government National Mortgage Association ("GNMA"),
the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or by supranational entities). These securities may be denominated in U.S. dollars or foreign currencies.

SELECTION OF PORTFOLIO INVESTMENTS

DSF FUND

To achieve its investment objectives, DSF Fund may invest in debt securities across a broad range of fixed-income investment sectors in the U.S., developed foreign markets and emerging markets. The Fund is not required to maintain a minimum or maximum allocation of investments in any one of these investment sectors. The Fund's investment will be denominated in the U.S. dollar, except that the Fund may invest up to 25% of its total assets at the time of investment in non-U.S. dollar denominated securities, with no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency. "Emerging market countries" are defined as those countries included in the J.P. Morgan Emerging Market Bond Index Plus from time to time or, if this index is no longer available, any other recognized listing of emerging market countries selected by the Board of Directors of the Fund.

As a non-diversified company, there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code (the "Code"). As a matter of fundamental policy, however, the Fund may invest, at the time of investment, up to: (i) 5% of its total assets in any one non-sovereign issuer; and (ii) 10% of its total assets in issuers of any one emerging market country. The Fund invests in a variety of debt securities, with differing issuers, maturities and interest rates, to comply with the diversification and other requirements of the Code applicable to regulated investment companies so that the Fund will not be subject to U.S. taxes on its net investment income and net capital gains that it distributes to its stockholders. The average dollar-weighted maturity of the Fund's portfolio has not exceeded, and is not expected to exceed, 10 years.

RCS FUND

In seeking to achieve its investment objectives, RCS Fund will allocate its assets among securities of countries and in currency denominations where opportunities for meeting the Fund's investment objectives are expected to be the most attractive. The Fund's investments will be allocated among debt securities of issuers in three separate sectors: the U.S., developed foreign markets and emerging markets. For purposes of RCS Fund's operations, "developed foreign markets" currently include the industrialized nations of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom; "emerging markets" are defined as markets in any country that is generally considered to be an emerging or developing country by the World Bank, the International Financial Corporation or the United Nations or its authorities. The countries that are considered to "emerging markets" may change over time. See "Investments in Foreign Debt Instruments."

Dresdner RCM will strategically adjust RCS Fund's relative allocations among these sectors to attempt to take advantage of diverse global opportunities for income and capital appreciation, based on the Fund's evaluation of the different yield, risk and return characteristics that investment in the fixed income markets of different countries may provide for U.S. investors. A minimum of 33% of the Fund's net assets will be invested in U.S. debt securities, as defined below. A maximum of 67% of the Fund's total assets may be invested in foreign debt instruments, including emerging market debt instruments, and a maximum of 20% of the Fund's total assets may be invested in emerging market debt instruments. For purposes of the Fund's operations, an "emerging market debt instrument" will be deemed to include (i) any instrument issued by an emerging market government or one of its agencies, authorities or instrumentalities, and
(ii) any instrument issued by a company whose headquarters are located in an emerging market country and whose business activities and operations are conducted principally in emerging market countries.

Within each investment sector, the Fund will select securities of particular issuers based on Dresdner RCM's evaluation of the relative investment merits of different securities and Dresdner RCM's views as to the best values then currently available in the marketplace. Such values are a function of, among other things, yield, maturity, issue classification, liquidity, variability of weighted average life, credit quality and opportunity for capital appreciation coupled with expectations regarding local and world economies, movements in the general level and term of interest rates, currency values, prepayment rates, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

CREDIT QUALITY AND WEIGHTED AVERAGE LIFE OF PORTFOLIO INVESTMENTS

DSF FUND

It is a fundamental policy of DSF Fund to maintain a dollar-weighted average portfolio quality of investment grade based on ratings of Moody's or S&P (or, in the case of securities or issuers not rated by Moody's or S&P, judged by Dresdner RCM to be of equivalent quality), measured at the time of investment; provided, however, that no more than 10% of the Fund's total assets at the time of investment will be invested in any one sovereign issuer rated below AA by S&P or Aa by Moody's (or, in the case of securities or issuers not rated by Moody's or S&P, judged by the investment adviser to be of equivalent quality).

RCS FUND

Except with respect to emerging market debt instruments, the Fund will invest, under normal market conditions, only in securities that are rated investment grade or, if unrated, are of comparable quality in the determination of Dresdner RCM. Investment grade securities are generally considered to be those securities rated BBB or higher by S&P or Baa or higher by Moody's, or are equivalently rated by another nationally recognized rating service. Securities rated Baa or BBB may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of their issuers to make principal and interest payments than is the case with higher grade securities. The Fund always will seek to maintain a minimum average dollar-weighted credit quality of securities in its portfolio of AA by S&P, or Aa by Moody's or their equivalent. For a description of each of the ratings given by S&P and Moody's, see Appendix A, "Securities Ratings."

RCS Fund may also invest up to 20% of its total assets in emerging market debt instruments. Such instruments may be rated below investment grade, and may involve a higher degree of risk. See "Lower Rated and Unrated Instruments."

The weighted average life of the Fund's investments, under normal market conditions, is expected to be less than 10 years, although there is no restriction on the maturity or duration of individual securities. The "weighted average life" of each security in the Fund's portfolio is the dollar-weighted average time until principal payments with respect to that security are expected to be received, without discounting for the present value of those payments. The weighted average life of the Fund's investments is the dollar-weighted average of the weighted average lives of the securities held by the Fund.

CHARACTERISTICS OF PORTFOLIO INVESTMENTS

INVESTMENTS IN U.S. DEBT SECURITIES. Under normal market conditions, a minimum of 33% of RCS Fund's net assets will be invested in U.S. debt securities. For these purposes, the term "U.S. debt securities" does not include any emerging market debt instrument, and otherwise is deemed to include all of the following debt instruments, to the extent that they are denominated in U.S. dollars: government securities, corporate debt instruments, bank deposits, short-term debt instruments, asset-backed and non-government mortgage-related securities, structured instruments, Eurodollar bonds, Eurodollar certificates of deposit, Yankee bonds and convertible securities. As a matter of fundamental policy, DSF Fund is not required to maintain a minimum or maximum allocation of investments in U.S. debt securities.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. The Funds expect to invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by the U.S. government, or its agencies or instrumentalities or private lenders, and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Such securities, which represent ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for periodic payments that are a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The guaranteed mortgage pass-through securities in which the Funds will invest include those issued or guaranteed by GNMA, FNMA and FHLMC. GNMA certificates are direct obligations of the U.S. government and as such are backed by the "full faith and credit" of the U.S government. FNMA is a federally chartered, privately owned corporation and FHLMC is a corporate instrumentality of the U.S. FNMA and FHLMC certificates are not backed by the full faith and credit of the U.S. government, but the issuing agency or instrumentality has the right to borrow from an existing line of credit with the U.S. Treasury in order to meet its obligations.

The U.S. Treasury has no legal obligation to provide such a line of credit and may choose not to do so.

MORTGAGE-RELATED SECURITIES. The Funds may invest in mortgage-related securities. Mortgage-related securities are securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans secured by real property, and include pass-through securities , collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and adjustable rate mortgage securities ("ARMs"). There are currently three basic types of mortgage-related securities: (i) those issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-related securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-related securities without a government guarantee (although such securities will usually have some form of credit enhancement - see "Credit Enhancement").

Mortgage-related securities provide periodic payments consisting of interest and/or principal that are derived from or related to payments of interest and/or principal on the underlying mortgages. Additional payments on mortgage-related securities may be made out of unscheduled prepayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Generally, mortgage pools created by private organizations offer a higher rate of interest than government and government-related pools because no direct or indirect government guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these private pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. See "Credit Enhancement." There can be no assurance that private insurers can meet their obligations under these policies.

Prepayments of principal on mortgage-related securities are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. In general, however, prepayments tend to increase due to refinancing of mortgages as interest rates decline, and to decrease during periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Each Fund's yield and the weighted average life of its portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to changes in interest rates.

ZERO COUPON, PAY-IN-KIND AND DELAYED INTEREST SECURITIES. The Funds may invest in zero coupon, pay-in-kind and delayed interest securities as well as custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government securities. Zero coupon securities pay no cash income to their holders until they mature, and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Pay-in-kind securities pay interest through the issuance to the holders of additional securities, and delayed interest securities are securities that do not pay interest for a specified period. Because interest on zero coupon, pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, a Fund's investments in zero coupon, pay-in-kind and delayed interest securities will result in special tax consequences. Although zero coupon securities do not make interest payments, for tax purposes a portion of the difference between a zero coupon security's maturity value and its purchase price is taxable income of the Fund each year.

Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities but are not considered to be U.S. government securities. Generally, the terms of a custodial receipt provide that a fund is authorized to assert its rights directly against the issuer of the underlying obligation. However, with respect to some custodial receipts, the Funds may be required to assert any such rights through the custodian bank. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

FLOATING AND VARIABLE RATE INCOME SECURITIES. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London-Inter Bank Offered Rate ("LIBOR"). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (including foreign governments) and one or more financial institutions ("Lenders"). Each Fund's investments in Loans in emerging markets are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. Participations typically will result in each Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the

Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally have no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Funds may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Funds may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Dresdner RCM to be creditworthy. When a Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Funds as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Funds may have difficulty disposing of Assignments and Participations. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on each Fund's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Funds to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

PREMIUM SECURITIES. The Funds may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Funds will not amortize the premium paid for such securities in calculating their net investment income. As a result, in such cases the purchase of such securities provides the Funds with a higher level of investment income distributable to stockholders on a current basis than if the Funds purchase securities bearing current market rates of interest. If securities purchased by the Funds at a premium are called or sold prior to maturity, the Funds will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Funds will recognize a capital loss if it holds such securities to maturity.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES. Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, also will react to variations in the general market for equity securities.

Like fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Unlike a convertible security, which is a single security, a synthetic convertible security is comprised of distinct securities that together resemble convertible securities in certain respects. Synthetic convertible securities are typically created by combining non-convertible bonds or preferred stocks with warrants or stock call options. The options that will form elements of synthetic convertible securities may be listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation System (the "NASDAQ") or may be privately traded. The components of a synthetic convertible security generally are not offered as a unit and may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risk normally involved in holding the securities comprising the synthetic convertible security.

NON-GUARANTEED MORTGAGE PASS-THROUGH SECURITIES. Non-guaranteed mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by private issuers such as originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of private credit enhancement. See "Credit Enhancement."

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). CMOs are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs separate mortgage pools into different components, usually short-, medium- and long-term components. These components may enable investors, such as the Funds, more accurately to predict the pace at which principal will be returned. Each such component, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but they also may be collateralized by whole loans or private mortgage pass-through securities (collectively referred to herein as "underlying mortgage assets"). Interest is paid or accrues on all CMOs on a monthly, quarterly or semi-annual basis. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Certain CMOs may have variable or floating interest rates and others may be stripped (securities that provide only the principal or interest feature of the underlying security, or some portion thereof). The Funds may invest in various CMO tranches, but will not invest in interest-only obligations (commonly known as "IOs") or inverse floating rate obligations.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS"). REMICs are entities that qualify and elect treatment as such under provisions of the Code. They issue multiple-class real estate mortgage-related securities. REMICs may take several forms, such as trusts, partnerships, corporations, associations or segregated pools of assets. Once REMIC status is elected and obtained, the entity is generally not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some which may offer adjustable rates, and a single class of "residual interests." To qualify as a REMIC, substantially all of the assets of the entity must be invested in assets directly or indirectly secured principally by an interest in real property and certain other permitted investments. The Funds may invest in "regular interests," but will not invest in "residual interests."

ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMs are mortgage-related securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Because the interest rates on ARMs are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. ARMs typically contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. If interest rates change more than the permitted maximum or minimum level, the value of an ARM could increase or decrease substantially. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs may contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on such an adjustable rate mortgage, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an adjustable rate mortgage exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the adjustable rate mortgage.

COMMERCIAL MORTGAGE-RELATED SECURITIES. RCS Fund may invest up to 20% of its total assets in commercial mortgage-related securities. DSF Fund may invest in commercial mortgage-related securities, but as a matter of fundamental policy, does not have a similar investment restriction.

Commercial mortgage-related securities are securities that represent an interest in, or are secured by, mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. The commercial based-related securities market is relatively new and in terms of total outstanding principal amount of issues is relatively small compared to the total size of the market for residential mortgage-related securities.

Commercial mortgage-related securities are generally structured similarly to pass-through securities or to CMOs, although other structures are possible. They may pay fixed or adjustable rates of interest. Commercial mortgage-related securities have been issued in public or private transactions by a variety of public and private issuers.

The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure. Commercial properties themselves tend to be unique and are more difficult to value than single family residential properties. Commercial mortgage loans also tend to have shorter maturities than residential mortgage loans, and may not be fully amortizing, meaning that they have a significant principal balance, or "balloon" payment, due on maturity. Assets underlying commercial mortgage-related securities may relate only to a few properties or a single property. The risk involved in single property financings is highly concentrated. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. At the same time, commercial mortgage-related securities may have a lower prepayment risk than residential mortgage-related securities, because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. See "Credit Enhancement," below.

CREDIT ENHANCEMENT. Mortgage-related securities that are not issued or guaranteed by the U.S. government or one of its agencies or instrumentalities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying mortgages to make payments, such securities may contain elements of credit support. Such credit support falls in two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, designed to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is designed to ensure ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through subordination of other debt, guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. There can be no assurance that credit support will be sufficient to ensure the timely payment of principal and/or interest. Delinquencies or losses in excess of those anticipated could adversely affect the return on investment in such a security. The Funds will not pay any separately stated fees for such credit support, although the existence of credit support may increase the price of a security.

INVESTMENTS IN FOREIGN DEBT INSTRUMENTS

When it believes that appropriate opportunities for investment are available, RCS Fund may invest up to 67% of its total assets in foreign debt instruments. Foreign debt instruments are defined as debt instruments of all sorts (including bank deposits) that are (i) denominated in the currencies of foreign countries or in multinational currency units, and (ii) emerging market debt instruments. Eurodollar bonds, Eurodollar certificates of deposit, Yankee bonds and other obligations denominated in U.S. dollars (other than emerging market debt instruments) will not be treated as foreign securities for purposes of the overall limitation on the Fund's investment in foreign securities. A bank deposit will be deemed a foreign investment if the deposit is denominated in a currency other than U.S. dollars. Under normal market conditions, RCS Fund will invest at least 65% of its total assets in issuers located in not less than three different countries, including the U.S.; securities of issuers in any one foreign country (other than the U.S.) will represent no more than 45% of the Fund's total assets.

As a matter of fundamental policy, DSF Fund is not required to maintain a minimum or maximum allocation of investments in foreign debt instruments. Further, as a matter of fundamental policy, DSF Fund's investments are denominated in the U.S. dollar, except that DSF Fund may invest up to 25% of its total assets at the time of investment in non-U.S. dollar denominated securities, with no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency.

SOVEREIGN DEBT. The Funds may invest in debt securities of foreign governments and governmental entities ("Sovereign Debt"). Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Funds' net asset values, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. These risks may be comparatively greater in emerging market countries than in developed foreign market countries. Political changes or a deterioration of a country's domestic economy or balance of trade may also affect the willingness of countries to service their Sovereign Debt. Governments debtors could default on their Sovereign Debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect each Fund's investments. Emerging markets in particular are faced with social and political issues, and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. Although Dresdner RCM intends to manage each Fund in a manner that is intended to reduce the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Funds expect to invest have encountered difficulties in servicing their Sovereign Debt obligations. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt securities. These difficulties have also led to agreements to restructure external debt obligations - in particular, commercial bank loans - typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market Sovereign Debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria currently are in effect in certain emerging market countries. There is no bankruptcy proceeding by which Sovereign Debt on which an emerging market government has defaulted may be collected in whole or in part. Furthermore, there can be no assurance that the holders of commercial bank debt would not contest payments to the holders of debt securities issued by foreign governments in the event of default by those governments under commercial bank loan agreements.

The ability of emerging market governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain Sovereign Debt instruments in which the Funds may invest involve great risk. As noted above, Sovereign Debt issued by emerging market governments generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Funds may have difficulty disposing of and valuing certain Sovereign Debt obligations because there may be a limited trading market for such securities. To the extent that there is no liquid secondary market for any of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors, who may not be willing to purchase such securities at prices that the Funds believe reflects their fair value.

BRADY BONDS. As part of its investment in foreign securities, RCS Fund may invest up to 20% of its total assets in emerging market debt instruments. DSF Fund may invest no more than 10% of its total assets at the time of investment in securities denominated in the currencies of emerging market countries and no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency. The Funds' investments in emerging market debt instruments also may include Brady Bonds. "Brady Bonds" are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF may support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

Agreements implemented under the Brady Plan are designed to achieve debt and debt service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having the following valuation components: (i) the collateralized repayment of principal, if any, at final maturity, (ii) the collateralized interest payments, if any, (iii) the uncollateralized interest payments and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Funds may purchase Brady Bonds with no, or limited, collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other Sovereign Debt in which the Funds invest are likely to be acquired at a discount. See "Taxation."

EMERGING MARKET DEBT INSTRUMENTS. The Funds may invest in emerging market debt instruments that Dresdner RCM determines to be suitable investments for the Fund without regard to ratings, subject to the requirement that, for RCS Fund, the average dollar-weighted quality of all securities held must be AA or Aa (or their equivalent) or better by Moody's or S&P and, for DSF Fund, the dollar-weighted average portfolio quality must be investment grade, based on ratings by Moody's or S&P. Currently, the substantial majority of emerging market debt instruments are of below investment grade quality. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. See "Lower Rated and Unrated Instruments."

Historically, the markets of emerging market countries have been more volatile than the markets of the U.S. and developed foreign countries; however, such markets often have provided higher rates of return to investors. In addition, movements of emerging market currencies historically have had little correlation with movements of developed foreign market currencies. Some emerging market nations have currencies whose values are closely linked to the U.S. dollar. Emerging market nations may also issue debt denominated in U.S. dollars.

It is unlikely that the Funds will invest in debt instruments in all emerging market countries at any time. Moreover, investing in some emerging markets currently may not be desirable or feasible, due to lack of adequate custody arrangements for the Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks, poor value of investments in those markets relative to investments in other emerging markets, in developed foreign markets or in the U.S., or for other reasons.

As their economies and their markets grow and mature, some countries that currently may be characterized by the Fund as emerging markets may be deemed by Dresdner RCM to be developed foreign markets. In the event that Dresdner RCM deems a particular country a developed foreign market, any investment in securities issued by that country's government or by an issuer located in that country would not be subject to the Fund's overall limitation on investments in emerging market debt instruments.

OTHER SOVEREIGN-RELATED DEBT. In addition to Brady Bonds, the Funds may invest in other sovereign-related fixed income securities. Such obligations may include, but are not limited to, participations and assignments in sovereign bank loans, restructured external debt that has not undergone a Brady Bond-style debt exchange, and internal government debt such as Mexican Treasury Bills known as Certificados de la Tesoreira ("CETES"), Argentinian Bonos del Tescro ("BOTE"), Bonos de Inversion y Crocimiento-Quinta Seris ("BIC V") and Venezuelan zero coupon notes.

The sovereign-related income securities in which the Funds may invest generally consist of obligations issued or backed by foreign governments (including states, provinces, cantons and municipalities), or central banks in foreign countries. Sovereign-related income securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Sovereign-related income securities also include income securities of "quasi-governmental agencies" and income securities denominated in multinational currency units of an issuer (including supranational issuers). Income securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

RESTRUCTURING INVESTMENTS. The Funds may invest a portion of their assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Restructuring Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructuring Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Restructuring Investments is dependent on the extent of the cash flow on the underlying instruments. Because Restructuring Investments of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Funds are permitted to invest in a class of Restructuring Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Restructuring Investments typically have higher yields and present greater risks than unsubordinated Restructuring Investments.

Certain issuers of Restructuring Investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940 (the "1940 Act"). As a result, the Funds' investment in these Restructuring Investments may be limited by the restrictions contained in the 1940 Act or the Code. Restructuring Investments are typically sold in private placement transactions, and there currently is no active trading market for Restructuring Investments.

YANKEE BONDS. The Funds may invest in U.S. dollar denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

COMMERCIAL BANK OBLIGATIONS. Obligation of foreign branches of U.S. banks and foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation or by government regulation. As with investment in non-U.S. securities in general, investment in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers, including domestic commercial bank obligations.

CURRENCY EXCHANGE TRANSACTIONS. In order to take or hedge foreign currency risk associated with its portfolio securities, or for other risk management or investment purposes, the Funds may engage in a variety of currency transactions. The Funds will conduct currency exchange transactions either on a spot (that is, cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currency. In addition, the Funds may purchase and sell futures on foreign currency and put and call options on such futures, exchange-traded put and call options on foreign currency, over-the-counter put and call options on foreign currency, swaps, caps, floors and collars based on one or more currencies or on currency exchange rates, and structured instruments whose return or payments are based, in whole or in part, on the value of one or more foreign currencies.

Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates, and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention or failure to intervene by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. The Funds will evaluate currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate expectations, balance of payments status and economic policies) as well as technical and political data.

A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. At or before the maturity of a forward contract, a

Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency that it has agreed to purchase exceeds the price of the currency that it has agreed to sell. Each Fund will segregate cash or liquid securities to cover its obligations under forward currency transactions, except to the extent the Fund owns the foreign currency or has otherwise covered the obligation.

The cost to the Funds of engaging in currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. However, dealers in foreign currency earn a profit (or loss) based on the difference between the prices at which they buy and sell currency. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

The Funds may use foreign currency options under the same circumstances that they could use forward currency exchange transactions. A decline in the dollar value of a foreign currency in which a Fund's securities are denominated, for example, will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities that it holds, the Funds may purchase put options on the foreign currency. If the value of the currency does decline, the Funds will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Funds may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Funds derived from the purchase of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the Funds could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in exchange rates.

Although the foreign currency market may not necessarily be more volatile than the markets in other commodities, the foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Because a forward currency contract is not guaranteed by an exchange or clearing-house, default on the contract by the counterparty would deprive the Funds of unrealized profits or force the Funds to cover their commitments for the purchase or resale, if any, at the current market price.

In addition, if a devaluation is generally anticipated, the Funds may not be able to contract to sell the currency at a price above the anticipated devaluation level.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell futures contracts and put and call options on such futures contracts with respect to currencies, interest rates and financial indexes. The Funds will enter into such transactions for hedging, risk management and other investment purposes permitted under the rules and regulations of the Commodity Futures Trading Commission (the "CFTC") and the SEC.

Except for cash-settled futures contracts, which are discussed below, a futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. The specific instruments delivered or taken, respectively, at settlement date may not be determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar, except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

Although some futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and experiences a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Closing transactions with respect to futures contracts are effected on the exchange on which the contract was entered into (or a linked exchange).

The purchase (that is, assuming a long position) or sale (that is, assuming a short position) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position, which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

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Futures contracts are traded only on commodity exchanges - known as "contract markets" - approved for trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. In addition, futures contracts that are traded on a foreign futures exchange may be purchased or sold on that exchange.

The Funds may purchase and write put and call options on futures contracts in order to hedge all or a portion of its investments and may enter into closing purchase transactions with respect to options written by the Fund in order to terminate existing positions. There is no guarantee that such closing transactions can be effected at any particular time or at all. In addition, daily limits on price fluctuations on exchanges on which a Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of greater losses.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser of the option the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). With respect to options purchased by a Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The use of futures contracts for risk management purposes is limited by the fact that the 1940 Act treats long futures positions as if they involved a borrowing by the Fund in the amount of the contract unless the Fund has segregated on a mark-to-market basis with respect to its obligation under the futures contract. Consequently, these non-segregated futures contracts will be subject to each Fund's limitation on borrowings, which limit the aggregate of such transactions (including dollar rolls, reverse repurchase agreements and certain swap contracts as well as more traditional borrowings) to 33-1/3% of RCS Fund's total assets and 30% of DSF Fund's total assets. Likewise, unless short positions are covered or the Fund has segregated assets with respect to such positions, such positions would be treated as borrowings and would be similarly limited. In addition, under CFTC regulations, each Fund may not purchase or sell futures contracts or purchase or sell options on futures contracts for risk management purposes, except for closing purchase and sale transactions, if immediately thereafter the sum of the amount of margin deposits on a Fund's outstanding risk management positions in futures and options on futures contracts and the amount of premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's net assets. Transactions entered into solely for bona fide hedging purposes do not count toward this 5%.

INVESTMENTS IN SECURITIES OF SUPRANATIONAL ENTITIES

The Funds may also invest in securities issued by supranational entitles. Supranational entities are international organizations that are organized or supported by one or more government

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entities to promote economic reconstruction or development and by international banking institutions and related government agencies. Supranational entities in which the Funds invest include the World Bank, The Asian Development Bank, the European Economic Community, the European Investment Bank, the European Coal and Steel Community, Eurofima, Euratom, Council of Europe, the European Bank for Reconstruction and Development, the International Finance Corporation and the Nordic Investment Bank. Investments in securities issued by supranational entities will be deemed to be government securities for purposes of each Fund's investment limitations, but will be subject to the Fund's overall limitation on investment in foreign securities only if such securities are denominated in a foreign currency or in a multinational currency unit.

DEVELOPMENT AND SHORT-TERM INVESTMENTS

The Funds retain the flexibility to respond promptly to changes in market conditions. During times when Dresdner RCM believes a temporary defensive posture in the market is warranted, including times involving international, political or economic uncertainty, the Funds may hold cash (U.S. dollars and foreign currencies) and/or invest any portion or all of its assets in high quality money market instruments. It is impossible to predict when or for how long the Funds will employ defensive strategies, and to the extent it is so invested, the Funds may not achieve their investment objectives. Where Dresdner RCM believes that such investments are an appropriate part of a Fund's overall investment strategy, the Fund also may hold or invest, for investment purposes, all or a portion of its assets in any of the following: cash (U.S. dollars, foreign currencies or multinational currency units), short-term government securities, commercial paper, bank certificates of deposit and other bank deposits, time deposits, bankers' acceptances and repurchase agreements related to any of the foregoing.

Money market instruments that a Fund may acquire will be securities rated in the two highest short-term rating categories by Moody's or S&P (or the equivalent from another major rating service) or will be of comparable quality as determined by Dresdner RCM. Money market instruments in which the Funds typically expect to invest include: U.S. government securities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks); commercial paper; and repurchase agreements.

The Funds may enter into repurchase agreement transactions with certain member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying obligation for a relatively short period (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of a default or insolvency of the seller, including possible delays or restrictions on a Fund's ability to dispose of the underlying securities. In evaluating these potential risks, Dresdner RCM, acting under the supervision of the Fund's Board of Directors, and on an ongoing basis, monitors
(1) the value of the collateral underlying each repurchase agreement to ensure that the value is at least equal to the total amount of the repurchase obligation, including interest, and (2) the creditworthiness of the banks and dealers with which a Fund enters into repurchase agreements.

RISKS AND SPECIAL INVESTMENT METHODS

In addition to investment in U.S. and foreign securities, the Funds may, but are not required to, utilize various investment techniques for hedging, risk management and other investment purposes. These investment techniques may include investment in securities that bear risks that are different from or greater than the risks of investment in high quality U.S. debt instruments. These investment techniques may include, but are not limited to, any or all of the following: currency exchange transactions; forward contracts on foreign currency; purchase of when-issued and delayed delivery securities; borrowing and leverage; dollar rolls; repurchase and reverse repurchase agreements; purchase and sale of futures contracts on currencies, interest rates, securities and financial indexes, including options of any such futures contracts; purchase and writing of options contracts on currencies, interest rates, repayment rates, individual securities and financial indexes (including indexes of securities), whether exchange-traded or over-the-counter; entering into swaps, caps, floors and collars on currencies, interest rates, repayment rates, individual securities, and financial indexes (including indexes of securities); purchase and sale of structured instruments and other indexed financial instruments; lending securities; short sales of any instrument that may be purchased by a Fund; purchase and sale of asset-backed securities; purchase and sale of lower rated and unrated instruments; purchase and sale of non-publicly traded and illiquid securities; and purchase and sale of convertible securities and synthetic convertible securities. Although these investment practices entail risks and could result in losses to the Funds, such techniques are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors in order to facilitate achievement of their investment objectives. Although Dresdner RCM believes that these investment techniques may assist the Funds in achieving their investment objectives, no assurance can be given that the Funds will achieve their investment objectives or that the use of such techniques will be successful. Any or all of the investment techniques available to Dresdner RCM described below may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, since the use of any investment technique is a function of numerous variables, including market conditions.

The following describes in greater detail certain types of investment practices in which Dresdner RCM proposes to engage from time to time, and the risks associated with each of those practices. It should be noted that new types of mortgage-related securities, asset-backed securities, derivative instruments and other investment and hedging practices are developed from time to time and that, consistent with each Fund's investment objectives, policies and restrictions, a Fund expects to invest in those new types of securities and to engage in those new types of investment practices if Dresdner RCM believes that these investments and investment techniques may assist the Fund in achieving its investment objectives.

NON-DIVERSIFICATION

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


Because the Funds are "non-diversified" investment companies, they may invest a higher percentage of their assets in securities of a single issuer or of a limited group of issuers than a diversified company. By potentially investing their assets in the obligations of a smaller number of issuers, the Funds may be more susceptible than a more widely diversified Fund to economic, political or regulatory events related to such issuers.

FOREIGN SECURITIES AND TRANSACTIONS

FOREIGN SECURITIES GENERALLY. Investments in securities of companies and governments of foreign nations offer potential benefits, but also involve certain significant risks that are in addition to the usual risks associated with domestic debt instruments. For example, the value of investments in such securities may fluctuate, based on changes in the value of one or more foreign currencies relative to the U.S. dollar, and a change in the exchange rate of one or more foreign currencies could reduce the value of certain portfolio securities. As discussed below under "Foreign Currency Transactions," each Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

In addition, there may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. In addition, with respect to certain foreign countries, the possibility exists of expropriation, nationalization, revaluation of currencies, confiscatory taxation and limitations on foreign investment, and the use or removal of funds or other assets of a Fund, including the withholding of dividends and limitations on the repatriation of currencies. In addition, the Funds may experience difficulties or delays in obtaining or enforcing judgments. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Foreign securities may be traded on an exchange in the home country, an exchange in another country or over-the-counter in one or more countries. Most foreign securities markets, including over-the-counter markets, have substantially less volume and may be subject to less government supervision than U.S. securities markets, and securities of many foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is generally less government regulation of securities exchanges, securities dealers and listed and unlisted companies in foreign countries than in the U.S.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct and complete such transactions. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell that security, could result in possible liability to the purchaser. Delays in settlement could adversely affect a Fund's ability to implement its investment strategies and to achieve its investment objectives. Furthermore, the costs associated with transactions in securities traded on foreign markets or of foreign issuers, and the expense of maintaining custody of such securities with foreign custodians, generally are higher than the costs associated with transactions in U.S. securities on U.S. markets.

Investment in debt securities of foreign governments may also present special risks. For example, the issuer of such debt securities may be unwilling to repay principal and/or interest when due in accordance with the terms of such debt, or may be unable to make such repayments when due in the currency required under the terms of the debt. Political and social events also may have a greater impact on the price of debt securities issued by foreign governments than on the price of U.S. securities. In the event that required payments on debt securities issued by foreign governments are not made on a timely basis, the Funds may have limited legal recourse.

EMERGING MARKET DEBT INSTRUMENTS. There are special risks associated with investments in emerging market debt instruments that are in addition to the usual risks of investing in debt securities of developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging market countries continue to exercise a significant degree of control over the economies of such countries, and government actions concerning the economy may adversely affect issuers within those countries. Government actions relative to the economy, as well as economic developments generally, may also affect a given country's international foreign currency reserves. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of issuers of emerging market debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. While Dresdner RCM intends to manage the Funds in a manner that will attempt to reduce the exposure to such risks, there can be no assurance that adverse political changes will not cause the Funds to suffer a loss of interest or principal on any of its holdings.

The Funds may invest in emerging market debt securities that are rated below investment grade. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and investment in these securities could expose the Funds to additional risks. See "Lower Rated and Unrated Securities."

INVESTMENTS IN A PARTICULAR FOREIGN COUNTRY. RCS Fund may invest up to 45% of its total assets in the securities of governmental and corporate issuers located in a single foreign country, subject to the Fund's overall limitation on holdings of foreign securities. Investments in such issuers will subject RCS Fund, to a greater extent than if investment in any one country were more limited, to the risks of adverse developments in the securities markets, in exchange rates, and in social, political or economic events that may occur in those countries. Because RCS Fund's overall investment in emerging market debt instruments is limited to 20% of its total assets, no more than 20% of the Fund's total assets may be invested in securities of issuers in any single emerging market country. In addition, for purposes of these percentage limitations, the term "securities" does not include foreign currencies, which means that the Fund could have more than 45% of its total assets denominated in any particular currency.

As a fundamental investment policy, DSF Fund may invest no more than 5% of its total assets at the time of investment in securities denominated in any one emerging market country currency.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers usually will involve currencies of foreign countries, the value of the assets of a Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase, and conversely, a decline in the exchange rate of the currency normally would adversely affect the value of the security expressed in dollars. Similarly, a decline in interest rates on debt obligations generally increases the value of debt obligations, and conversely, an increase in interest rates generally decreases the value of such obligations.

In most cases, the issuer of debt securities in which a Fund will invest will be domiciled in the country in whose currency those debt securities are denominated. In some cases, however, an issuer of fixed income securities purchased by a Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may invest in securities denominated in multi-currency units.

The Funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of Dresdner RCM, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relative exchange rate. The Funds also may engage in spot (i.e., cash) transactions in foreign currency. If a Fund decides to hold foreign currencies, the interest rate that the Fund will be able to earn on such foreign currencies may be greater or less than the interest rate then available on U.S. dollars and the Fund will incur costs in connection with conversions between various currencies.

In addition, in order to take or hedge foreign currency risk associated with its portfolio securities, or for other risk management or investment purposes, the Funds may engage in a variety of currency transactions. These investment techniques include forward transactions in foreign currency; purchase and sale of futures on foreign currency and options on such futures; purchase and sale of exchange-traded options on foreign currency; purchase and sale of over-the-counter options on foreign currency; purchase and sale of swaps, caps, floors and collars based on one or more currencies or on currency exchange rates; and purchase and sale of structured instruments whose return or payments are based, in whole or in part, on the value of one or more foreign currencies. The risks associated with forward transactions in foreign currency are discussed below. For a discussion of the risks of other types of transactions used to increase or reduce foreign currency risk, see "Futures Contracts and Options on Futures Contracts," "Options Transactions;" "Swaps, Caps, Floors, and Collars;" and "Structured Instruments."

A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. If a Fund has entered into a forward currency contract obligating the Fund to sell a foreign currency, at or before the maturity of that forward contract, the Fund either may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in the relative value of a foreign currency. Should the relative value of a foreign currency decline during the period between a Fund's entering into a forward contract for the sale of that currency and the date that it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should the relative value of that currency increase, the Fund will suffer a loss to the extent that the price of the currency that it has agreed to purchase exceeds the price of the currency that it has agreed to sell. The Funds will maintain a segregated custodial account of cash or liquid, high grade debt securities to cover their obligations under forward currency transactions except to the extent that the Fund owns the currency underlying the contract or has otherwise covered its obligations.

The cost to the Funds of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because spot and forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. Further, forward currency contracts are not traded on exchanges, and thus they may only be cancelled through an arrangement with the original counterparty, although they may be offset with a corresponding transaction with another counterparty, if such an arrangement is available.

The value of the assets of each Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the value of the Fund's assets to fluctuate as well. To the extent that a substantial portion of a Fund's total assets, adjusted to reflect the

Fund's net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, to the extent that RCS Fund is fully invested up to its 67% limit in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. This combined risk is not as great for DSF Fund, which, as a fundamental investment policy, may invest up to 25% of its total assets in non-U.S. dollar denominated securities. Changes in currency exchange rates also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Funds may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities and the corresponding payments occurs beyond normal settlement periods. No payment or delivery will be made by a Fund prior to the actual delivery or payment by the other party to the transaction. A Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. To the extent that a Fund does not establish with its custodian a segregated account consisting of cash, U.S. government securities or other liquid high grade debt obligations, in an amount equal to the amount of the Fund's when-issued and delayed delivery purchase commitments, such commitments will be treated as "senior securities" for purposes of the Asset Coverage Test under the 1940 Act. See "Prospectus - Risk Factors - Use of Borrowing and Leverage." Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments. Securities purchased on a when-issued or delayed delivery basis may expose the Funds to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

BORROWING AND LEVERAGE

Each Fund is authorized to borrow money from banks, other financial institutions or other lenders in an amount up to 33-1/3% for RCS Fund and 30% for DSF Fund of its total assets (including the amount borrowed), less all liabilities and indebtedness other than bank or other borrowings, and may engage without limitation in reverse repurchase agreements and dollar rolls (which are deemed to be "borrowings" under current regulations). RCS Fund also is authorized to borrow an amount not exceeding 5% of its total assets for temporary or emergency purposes, such as for the clearance and settlement of portfolio transactions, provided that the total amount borrowed does not exceed the 33-1/3 % limit. DSF Fund may borrow for temporary or emergency purposes an amount up to an additional 5% of DSF Fund's total assets (not including the amount borrowed). A Fund will only exercise its borrowing authority when Dresdner RCM believes that such borrowings will benefit the Fund, after taking into account considerations such as interest income and possible gains or losses upon liquidation.

Borrowing by a Fund creates an opportunity for increased net income. To the extent the income from securities purchased with borrowings exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if borrowings were not used.

At the same time, borrowing creates special risk considerations. For example, borrowing that enables a Fund to purchase additional portfolio securities may exaggerate changes in the value of the Fund's net assets and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund that could, at times, exceed the income from the assets retained, and the net income of the Fund will be less than if borrowings were not used. In such cases, the amount available for distribution to stockholders as dividends would be reduced. In addition, borrowing may result in higher volatility of the net asset value and market value of each Fund's common stock.

Each Fund expects that some of its borrowings may be made on a secured basis, if the Fund believes that the terms of such borrowings, taken as a whole, would benefit the Fund. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender, or arrangements will be made with either (i) the lender to act as a subcustodian if the lender is a bank or otherwise qualifies as a custodian of investment company assets or (ii) a suitable custodian.

DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

As part of its strategy to enhance returns, the Funds are authorized to enter into dollar rolls and reverse repurchase agreements.

Each Fund may enter into dollar rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through the receipt of fee income.

Each Fund may also enter into reverse repurchase agreements in which the Fund sells securities to a bank or dealer and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Each Fund may establish a segregated account with its custodian in which it will maintain cash and/or liquid high grade debt securities equal in value to its obligations in respect to dollar rolls and reverse repurchase agreements. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share. See "When-Issued and Delayed Delivery Securities." Also, to the extent that a Fund does not establish such a segregated account with respect to any reverse repurchase agreement or dollar roll, that reverse repurchase agreement or dollar roll will involve leverage and therefore will be considered a "senior security" for purposes of the Asset Coverage Test under the 1940 Act. Dollar rolls and reverse repurchase agreements involve the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a dollar roll or reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

REPURCHASE AGREEMENTS

Each Fund is authorized to enter into repurchase agreements, wherein the seller sells a security to the Fund and agrees to repurchase that security from the Fund at an agreed-upon future date, normally the next business day. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. The resale price reflects the agreed-upon rate of return for the period the Fund holds the security and is not related to the coupon rate on the purchased security. The Fund requires maintenance of the market value of the collateral in amounts at least equal to the resale price; thus, risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. However, if the seller defaults, realization upon the collateral by the Fund may be delayed or limited or the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and the Fund might incur disposition costs in connection with liquidating the collateral.

Repurchase agreements facilitate portfolio management and allow a Fund to earn additional revenue. The Fund will enter into repurchase agreements in order to increase liquidity or as a temporary investment while the Fund is evaluating the acquisition of suitable long-term investments.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Funds may purchase and sell various kinds of futures contracts, and may purchase and write call and put options on any of such futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes.

The Funds will engage in transactions in futures and options on futures for hedging, risk management and other investment purposes. When futures and options on futures are used for risk management purposes, the Funds will generally take long or short positions in futures contracts (or purchase options thereon) in order to increase their exposure to a particular market, market segment or foreign currency. For example, if Dresdner RCM wants to increase the Fund's exposure to long-term U.S. government securities, Dresdner RCM may cause the Fund to take long positions in futures contracts on U.S. Treasury bonds. Sometimes this will be done in connection with the segregation of cash, U.S. government and other high quality securities in an amount, marked-to-market daily, equal to the Fund's obligation under the future contracts, thereby producing a synthetic security (e.g., a U.S. Treasury bond). In other cases, the Fund will only deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets (in which case they will be considered senior securities for purposes of the Asset Coverage Test under the 1940 Act). Because the Fund will then be obligated to purchase U.S. Treasury bonds at a set price on a future date, the Fund's net asset value will fluctuate with the value of the U.S. Treasury bonds in a manner similar to the effects of securities purchased on a then-issued or delayed delivery basis. See "When-Issued and Delayed Delivery Securities." A Fund can also increase its exposure to foreign currencies and other markets through risk management policies involving futures on foreign currencies and futures on securities or interest rate indexes, respectively. Risk management transactions may have the effect of providing a degree of investment leverage, particularly when a Fund does not segregate assets equal to its obligation under the contract since the futures contracts (or options on futures contracts) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that a Fund is required to deposit. As a result, the value of the Fund's portfolio may at times be more volatile than the value of comparable portfolios that do not engage in risk management transactions. See "Borrowing and Leverage."

The purchase and sale of futures contracts and options on futures contracts involve risk. Thus, while the Funds may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in less favorable overall performance for the Funds than if they had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures contracts and options on futures contracts and the costs of these transactions will affect a Fund's performance, and losses from investing in futures transactions are potentially unlimited. In addition, positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. To the extent a Fund engages in futures and related options transactions for hedging purposes, there is a risk of imperfect correlation between movements in the price of the futures contract or option and movements in the price of the security, currency or instrument that is the subject of the hedge.

OPTIONS TRANSACTIONS

The Funds may purchase and sell put and call options on currencies, interest rates, prepayment rates, individual securities, indexes of securities, or other financial instruments or indexes. The Funds may purchase or write both exchange-traded and over-the-counter options. The Funds expect to use options for hedging, risk management and other investment purposes.

An option is created when the writer grants to the purchaser an option to purchase or sell a particular currency, security, index of securities, or other index at a specified price (the "exercise price") in return for payment of a specified amount (the "option premium"). A call option gives the holder the right, but not the obligation, to purchase at or until a specified time (the "expiration date") the underlying currency or instrument (or, in the case of an index, to receive payments linked to changes in the price of the index) by paying the exercise price. A put option generally conveys to the holder the right to sell at or until the option expiration date the underlying currency or instrument (or, in the case of an index, to receive payments linked to a decrease in the price of the index below a certain level) at the exercise price. American-style options may be exercised at any point prior and including the expiration date; European-style options may be exercised only on the expiration date. The Funds may purchase and sell both American-style and European-style options.

Successful use by the Funds of options will depend on the accuracy of Dresdner RCM assumptions concerning movements in the direction of the security, currency or index underlying the option used as a hedge. For example, when a Fund writes an option, the Fund receives a premium, but could be required to purchase or sell the underlying currency, security or index at a disadvantageous price, thereby incurring losses. The purchase of an option may constitute an effective hedge against price fluctuations in the underlying currency, security or index; however, in the event of price movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The benefit to the Fund derived from purchase of an option will be reduced by the amount of the premium and related transaction costs.

With respect to exchange-traded options, the ability of a Fund to engage in closing transactions with respect to options that the Fund has purchased or written depends on the existence of a liquid secondary market. In a closing purchase or sale transaction, the Fund acquires a position that offsets and cancels an options position then held by the Fund. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing transaction with respect to an option it has written, the Fund may not be able to offset the risk associated with such option, or may be able to do so only at a disadvantageous price. Similarly, if the Fund is unable to effect a closing sale transaction with respect to any option that it has purchased, the Fund would have to exercise the option in order to realize any profit on the options position, and would incur transaction costs.

In addition, the Funds may purchase and sell options over-the-counter with broker-dealers or other financial institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers or others acting as counterparty in such transactions will not, or may not be able to, fulfill their obligations. If a Fund purchases an over-the-counter option and the counterparty defaults, it may be unable to exercise the option and may suffer a loss.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the accuracy of Dresdner RCM's assumptions concerning future price fluctuations and the degree of correlation between the options and the securities markets. If Dresdner RCM is incorrect in its determination of the direction or the extent of the movement of the yield differential, the investment performance of the Fund may be less favorable than it would have been in the absence of such options transactions.

SWAPS, CAPS, FLOORS AND COLLARS

The Funds may enter into swaps, caps, floors and collars on various securities (such as U.S. government securities), securities indexes, interest rates, prepayment rates, foreign currencies or other financial instruments or indexes, for both hedging and non-hedging purposes. While swaps, caps, floors and collars (sometimes hereinafter collectively referred to as "swap contracts") are different from futures contracts (and options on futures contracts) in that swap contracts are individually negotiated with specific counterparties, the Funds will use swap contracts for purposes similar to the purposes for which it uses options, futures and options on futures. Those uses of swap contracts (i.e., risk management and hedging) present the Funds with risks and opportunities similar to those associated with options contracts, futures contracts and options on futures. See "Futures Contracts and Options on Futures Contracts," "Options Transactions."

Swap contracts typically involve an exchange of obligations by two sophisticated parties. For example, in an interest rate swap, a Fund may exchange with another party their respective rights to receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies.

Caps, floors and collars are variations on swaps. The purchase of a cap entitles the purchaser to receive a principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interests or values. Caps, floors and collars are similar in many respects to over-the-counter options transactions, and may involve investment risks that are similar to those associated with options transactions and options on futures contracts.

Because swap contracts are individually negotiated, they remain the obligation of the respective counterparties, and there is a risk that a counterparty will be unable to meet its obligations under a particular swap contract. If a counterparty defaults on a swap contract with a Fund, the Fund may suffer a loss. To address this risk, the Fund will usually enter into interest rate swaps on a net basis, which means that the two payment streams (one from the Fund to the counterparty, one to the Fund from the counterparty) are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps entered into on a net basis would be limited to the net amount of the interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps and other types of swaps may involve the delivery of the entire principal value of one designated currency or financial instrument in exchange for the other designated currency or financial instrument. Therefore, the entire principal value of such swaps may be subject to the risk that the other party will default on its contractual delivery obligations.

In addition, because swap contracts are individually negotiated and ordinarily non-transferable, there also may be circumstances in which it would be impossible for a Fund to close out its obligations under the swap contract. Under such circumstances, the Fund might be able to negotiate another swap contract with a different counterparty to offset the risk associated with the first swap contract. Unless the Fund is able to negotiate such an offsetting swap contract, the Fund could be subject to continued adverse developments, even after Dresdner RCM has determined that it would be prudent to close out or offset the first swap contract.

As with futures contracts, when the Funds use swap contracts for risk management purposes, they are not necessarily required to segregate assets (on a marked-to-market basis) to cover its contractual obligations under a swap contract. In those cases, the swap contract will have the effect of providing a degree of investment leverage similar to the leverage associated with non-segregated futures contracts. See "Futures Contracts and Options on Futures Contracts." Also, when a Fund does not segregate to cover its contractual obligations under a swap contract, the amount of each Fund's contractual obligation (calculated daily on a marked-to-market basis) generally will be treated as a senior security for purposes of the Asset Coverage Test under the 1940 Act.

The use of swaps involves investment techniques and risks different from and potentially greater than those associated with ordinary portfolio securities transactions. If Dresdner RCM is incorrect in its expectations of market values, interest rate or currency exchange rates, the investment performance of the Funds would be less favorable than it would have been if this investment technique were not used.

STRUCTURED INSTRUMENTS

The Fund may invest, from time to time, in one or more structured instruments. Structured instruments are debt securities issued by agencies of the U.S. government (such as GNMA, FNMA, and FHLMC), banks, corporations and other business entities whose interest and/or principal payments are indexed to certain specific foreign currency exchange rates, interest rates or one or more other reference rates (the "embedded index"). Structured instruments frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances.

The terms of such structured instruments provide that their principal and/or interest payments are adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.

While structured instruments may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured instruments may be less liquid than other debt securities, and the price on structured instruments may be more volatile. If the value of the embedded index changes in a manner other than that expected by Dresdner RCM, principal and/or interest payments on the structured instrument may be substantially less than expected. In some cases, depending on the terms of the embedded index, a structured instrument may provide that the principal and/or interest payments may be adjusted below zero; however, each Fund will not invest in structured instruments if the terms of the structured instrument provide that the

Fund may be obligated to pay more than its initial investment in the structured instrument, or to repay any interest or principal that has already been collected or paid back. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other portfolio securities. See "Non-Publicly Traded and Illiquid Securities." In addition, although structured instruments may be sold in the form of a corporate debt obligation, they may not have some of the protections against counterparty default that may be available with respect to publicly traded debt securities (i.e., the existence of a trust indenture). In that respect, the risks of default associated with structured instruments may be similar to those associated with swap contracts. See "Swaps, Caps, Floors and Collars." There can be no assurance that a Fund's investments in structured instruments will be consistent with the Fund's investment objective of maintaining volatility of the Fund's net asset value comparable to that of high quality, intermediate term U.S. debt securities.

LENDING SECURITIES

The Funds may also seek to increase their income by lending portfolio securities. Any such securities loans will be secured by collateral in cash, cash equivalents, U.S. government securities or such other collateral as may be permitted under each Fund's investment program and by regulatory agencies. While the securities loan is outstanding, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Alternatively, a loan of a particular security may be structured as a sale of that security with a corresponding agreement to repurchase it at a later date; in that case, the Funds would not receive the equivalent of the interest or dividends paid by the issuer on the securities. A Fund may experience loss or delay in the recovery of its securities if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with that Fund. The Funds are authorized to lend securities they hold to brokers, dealers and other financial organizations deemed creditworthy by Dresdner RCM, but it will not lend securities to any affiliate of Dresdner RCM, unless the Fund applies for and receives specific authority to do so from the SEC.

SHORT SALES

The Funds may make short sales of instruments that it may purchase for its portfolio. A short sale is a transaction in which a Fund sells an instrument that it does not own in anticipation that the market price will decline. The Funds expect to make short sales both as a form of hedging to offset potential declines in long positions and in order to maintain portfolio flexibility.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the lender of the security, who is usually a broker-dealer, and/or with the Fund's custodian. Depending on arrangements made with the broker-dealer from whom it borrowed the security regarding payment of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral.

A Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. The Funds also may make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, a Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

ASSET-BACKED SECURITIES

The Funds may invest in asset-backed securities. Asset-backed securities involve securitization techniques similar to those used to develop mortgaged-related securities, as applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, can be securitized in pass-through structures similar to mortgage pass-throughs or in a pay-through structure similar to the CMO structure.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans, and in some cases may be less likely to experience substantial prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing obligations of a number of different parties and use similar credit enhancement techniques. See "Credit Enhancement."

Certain asset-backed securities may expose the Funds to risks that are not present in mortgage-related securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the underlying assets (e.g., credit card receivables). For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

New instruments and variations of asset-backed securities continue to be developed. The Funds may invest in any such instruments or variations, to the extent consistent with its investment objectives, policies and restrictions and applicable regulatory requirements.

LOWER RATED AND UNRATED INSTRUMENTS

Each Fund's investments, including its investments in emerging market debt instruments, may consist of securities that are unrated or that are rated below investment grade (securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, or equivalently rated by another nationally recognized rating service). Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Non-investment grade securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic or political conditions.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Certain emerging markets governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due. See "Foreign Securities Generally."

The rating of a debt security may change over time. S&P and Moody's monitor and evaluate the ratings assigned to debt securities on an ongoing basis. As a result, debt securities held by a Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the time they are held by the Fund. If a security owned by a Fund is downgraded below either BBB- by S&P, or below Baa3 by Moody's, Dresdner RCM will monitor such security and will determine whether to sell it, based on factors it considers relevant, potentially including, but not limited to, the size of the investment, the relative risk to the Fund, the depth of the trading market, whether a loss or a gain will result or any other relevant factors.

When a Fund invests in low-rated and unrated instruments, achievement of the Fund's investment objectives is more dependent upon Dresdner RCM analysis than would be the case if the Fund were investing in higher-rated instruments.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

The Funds may invest, without limitation, in both U.S. and foreign securities that are not registered under the federal securities laws and are not publicly traded in the U.S. ("non-publicly traded securities"). Some of these securities may be traded on foreign securities exchanges or in foreign over-the-counter markets and some may be eligible for resale only to "qualified institutional buyers" under Rule 144A of the Securities Action of 1933, as amended ("144A Securities"). Although certain 144A Securities may have an active trading market, it is not possible to predict with assurance exactly how the market for securities eligible for resale under Rule 144A will develop. As a result, a Fund's ability to sell non-publicly traded securities may vary from time to time, and the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when Dresdner RCM believes it desirable to do so. In addition, a Fund may invest in other types of securities that may, from time to time, have limited marketability. Illiquid securities may be subject to wide fluctuations in the market value. The Fund's investments in illiquid securities are subject to the risk that, should the Fund desire to sell any of these securities at a time when a buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

CONVERTIBLE SECURITIES AND SYNTHETIC CONVERTIBLE SECURITIES

Each Fund has authority to invest in convertible securities and synthetic convertible securities.

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Synthetic convertible securities differ from convertible securities in certain respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertibility component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

MANAGEMENT

The officers and directors of the Funds and their principal occupations for at least the last five years are set forth below, with those directors of each Fund who are "interested persons" of the Fund (as defined in the 1940 Act) indicated by asterisk. Unless otherwise indicated, the address of each such person is Four Embarcadero Center, San Francisco, California 94111.

DSF FUND

----------------------------------------------------------------------------------------------------------------------
NAME (AGE)                               POSITION HELD WITH THE FUND            PRINCIPAL OCCUPATION(S) DURING THE
                                                                                PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
James J. Foley (77)                      Director since 1986                    Faculty Member, Harvard Graduate
60 Pond Street                                                                  School of Business (1952-1990).
Belmont, MA 02178                                                               Consultant to the School's MBA
                                                                                Admissions Board (since January
                                                                                1991); Consultant to Courier Corp.
                                                                                (publishing) (since 1995).
----------------------------------------------------------------------------------------------------------------------
Jeffery S. Rudsten (52)                  Director since 2000                    From 1978 to 1999 Principal (1981),
P.O. Box 963                                                                    Senior Managing Director (1997-99),
Ross, CA  94957                                                                 and Head of Fixed Income Department
                                                                                (1997-99), Dresdner RCM; Director,
                                                                                RCM Strategic Global Government
                                                                                Fund, Inc. (1994 to 1996).
----------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn (48)                  Director and Chairman of the Board     Partner, Brown, Coburn & Co. (since
116 East 68th Street                     since 2000                             1991); Director, Dresdner RCM Global
New York, NY  10021                                                             Funds, Inc. (since 2000); Chairman
                                                                                and Director, Dresdner RCM
                                                                                Investment Funds Inc. (since 1991);
                                                                                Education Associate, Harvard
                                                                                University Graduate School of
                                                                                Education (since 1996); Director,
                                                                                Nicholas-Applegate Fund, Inc. (since
                                                                                1987), Measurement Specialties, Inc.
                                                                                (designer and manufacturer of sensor
                                                                                and sensor-based consumer products)
                                                                                (since 1995), Video Update, Inc.
                                                                                (retail video sales) (since 1997),
                                                                                Belenos, Inc. (network consulting)
                                                                                (since 1998), and Ariel Corporation
                                                                                (technology network communications
                                                                                equipment)  (since 1998); Trustee,
                                                                                Nicholas-Applegate Mutual Funds
                                                                                (since 1992).
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht* (47)                     Director and President since 1999      Member of Board of Managers and
                                                                                Managing Director, Dresdner RCM
                                                                                (since 1998); Chairman and
                                                                                President, RCM Strategic Global
                                                                                Government Fund, Inc. (since 1999);
                                                                                Executive Director, Russell Reynolds
                                                                                Associates (global executive
                                                                                recruiting firm) (1995-1997);
                                                                                Chairman, Caywood Scholl Capital
                                                                                Management (institutional
                                                                                fixed-income investment adviser)
                                                                                (since 1998).
----------------------------------------------------------------------------------------------------------------------


                                      39


----------------------------------------------------------------------------------------------------------------------
Stephen K. West* (72)                    Director since 1997                    Partner, Sullivan & Cromwell
42 Old Wood Road                                                                (1964-1996); Of Counsel, Sullivan &
Bernardsville, NJ  07924                                                        Cromwell (since 1997); Director,
                                                                                AMVESCAP plc, First ING Life
                                                                                Insurance Company of New York (since
                                                                                1997), Swiss Helvetia Fund, Inc.
                                                                                (since 1996) and Pioneer Funds
                                                                                (since 1995).
----------------------------------------------------------------------------------------------------------------------
Phillip Goldstein (55)                   Director since 2000                    Since 1992, has managed investments
60 Heritage Drive                                                               for a limited number of clients and
Pleasantville, NY 10570                                                         has served as the portfolio manager
                                                                                and president of the general partner
                                                                                of Opportunity Partners, a private
                                                                                investment partnership. Director,
                                                                                Clemente Strategic Value Fund
                                                                                (1998-2000), The Mexico Equity and
                                                                                Income Fund (since 2000), and The
                                                                                Italy Fund (since 2000).
----------------------------------------------------------------------------------------------------------------------
Glen Goodstein (37)                      Director since 2000                    Since 1992 has managed investments
16830 Adlon Road                                                                for a limited number of clients;
Encino, CA 91436                                                                held several executive positions
                                                                                with Automatic Data Processing (1988
                                                                                - 1996); Director, The Italy Fund
                                                                                (since 2000).
----------------------------------------------------------------------------------------------------------------------
Andrew Dakos (34)                        Director since 2000                    Private investor; Vice President -
14 Mill Street                                                                  Sales, UVitec Printing Ink, Inc.
Lodi, NJ07644                                                                   (since 1997); Sales Manager
                                                                                (1992-1997).
----------------------------------------------------------------------------------------------------------------------
Robert J. Goldstein (38)                 Secretary since April, 1998            Director and General Counsel,
                                                                                Dresdner RCM (since July 2001);
                                                                                Director and Associate General
                                                                                Counsel, Dresdner RCM (January 1997
                                                                                - June 2001); Associate, Weil,
                                                                                Gotshal & Manges (1990 - 1996).
----------------------------------------------------------------------------------------------------------------------
Jennie M. Klein (36)                     Treasurer since April, 1998            Fund Administrator of Dresdner RCM
                                                                                (since July 1998); Manager,
                                                                                Commingled Fund Services (1994 -
                                                                                June 1998).

----------------------------------------------------------------------------------------------------------------------

* Indicates "interested persons" of DSF Fund, as defined in the 1940 Act. Mr. Knecht is an "interested person" of DSF Fund because of his affiliation with DSF Fund's investment adviser. Mr. West is an "interested person" of DSF Fund because of his affiliation with DSF Fund's counsel, Sullivan & Cromwell.

RCS FUND


----------------------------------------------------------------------------------------------------------------------
NAME (AGE)                               POSITIONS HELD WITH THE FUND        PRINCIPAL OCCUPATION(S) DURING THE
                                                                             PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht* (47)                     Chairman and President since        Member of Board of Managers and
----------------------------------------------------------------------------------------------------------------------


                                      40


----------------------------------------------------------------------------------------------------------------------
                                         1999                                Managing Director, Dresdner RCM (since
                                                                             1998); Chairman and President, RCM
                                                                             Strategic Global Government Fund, Inc.
                                                                             (since 1999); Executive Director,
                                                                             Russell Reynolds Associates (1995 -
                                                                             1997) (global executive recruiting
                                                                             firm); Chairman, Caywood Scholl
                                                                             Capital Management (since 1998)
                                                                             (institutional fixed-income investment
                                                                             adviser).
----------------------------------------------------------------------------------------------------------------------
James M. Whitaker (58)                   Director and Vice Chairman of the   Attorney at Law, sole practitioner
                                         Board since 1994                    (since 1972).
----------------------------------------------------------------------------------------------------------------------
Francis E. Lundy (63)                    Director since 1994                 Chairman and President, Technical
                                                                             Instrument - San Francisco (since
                                                                             1976); Vice President, Zygo
                                                                             Corporation (1996 - 1999)(technology
                                                                             manufacturing and sales); Director,
                                                                             Industrialex Manufacturing Corp.
                                                                             (since June 2000) (coating and
                                                                             application techniques for electronics
                                                                             industry).
----------------------------------------------------------------------------------------------------------------------
Gregory S. Young (44)                    Director since 2001                 Principal, Teton Capital Management
                                                                             (since 1990) (private equity venture
                                                                             capital).
----------------------------------------------------------------------------------------------------------------------
George A. Rio (46)+                      Chief Financial Officer since 1998  Executive Vice President and Client
                                                                             Service Director of FDI (since April
                                                                             1998); Senior Vice President and
                                                                             Senior Key Account Manager for Putnam
                                                                             Mutual Funds (June 1995 - March 1998).
----------------------------------------------------------------------------------------------------------------------
Robert J. Goldstein (38)                 Secretary since 2000                Director and General Counsel, Dresdner
                                                                             RCM (since July 2001); Director and
                                                                             Associate General Counsel, Dresdner
                                                                             RCM (January 1997 to June 2001);
                                                                             Associate with the law firm of Weil,
                                                                             Gotshal & Manges (September 1990 -
                                                                             December 1996).
----------------------------------------------------------------------------------------------------------------------
Steven L. Wong (34)                      Treasurer since 2000                Manager of Fund Administration,
                                                                             Dresdner RCM (since December 1994).
----------------------------------------------------------------------------------------------------------------------
Margaret W. Chambers (41)+               Vice President and Assistant        Senior Vice President and General
                                         Secretary since 1998                Counsel of Funds Distributor, Inc.
                                                                             ("FDI") (since April 1998); Vice
                                                                             President and Assistant General Counsel
                                                                             for Loomis, Sayles & Company, L.P.
                                                                             (August 1996 - March 1998); associate
                                                                             with the law firm of
----------------------------------------------------------------------------------------------------------------------


                                     41


----------------------------------------------------------------------------------------------------------------------
                                                                             Ropes & Gray (January 1986 - July
                                                                             1996).
----------------------------------------------------------------------------------------------------------------------
Karen Jacoppo-Wood (34)+                 Vice President and Assistant        Vice President and Senior Counsel of
                                         Secretary since 1998                FDI and an officer of certain
                                                                             investment companies distributed by FDI
                                                                             (since February 1996); Manager of SEC
                                                                             Registration, Scudder, Stevens & Clark,
                                                                             Inc. (June 1994 - January 1996).
----------------------------------------------------------------------------------------------------------------------
Douglas C. Conroy (32)+                  Vice President and Assistant        Vice President and Senior Client
                                         Treasurer since 1998                Service Manager of FDI and an officer
                                                                             of certain investment companies
                                                                             distributed by FDI (since May 1998);
                                                                             Assistant Department Manager of
                                                                             Treasury Services and Administration of
                                                                             FDI (April 1997 - April 1998);
                                                                             Supervisor of Treasury Services and
                                                                             Administration of FDI (February 1995 -
                                                                             March 1997).
----------------------------------------------------------------------------------------------------------------------
Mary A. Nelson (37)+                     Vice President and Assistant        Senior Vice President and Manager of
                                         Treasurer since 1998                Financial Services of FDI (since May
                                                                             2000); Vice President and Manager of
                                                                             Operations and Treasury Services of FDI
                                                                             and an officer of certain investment
                                                                             companies distributed by FDI (August
                                                                             1994 - April 2000).
----------------------------------------------------------------------------------------------------------------------
Glen M. Wong (39)                        Assistant Treasurer since 2000      Manager of Fund Administration,
                                                                             Dresdner RCM (since July 1999);
                                                                             Financial Reporting Supervisor at
                                                                             Fremont Mutual Funds, Inc. (July 1996
                                                                             - June 1999); Accountant, The
                                                                             Permanente Medical Group, Inc. (July
                                                                             1995 - July 1996).
----------------------------------------------------------------------------------------------------------------------

* Indicates "interested persons" of RCS Fund, as defined in the 1940 Act. Mr. Knecht is an "interested person" of RCS Fund because of his affiliation with RCS Fund's investment adviser. + The officer's address is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

COMPENSATION TABLE

The following tables set forth the aggregate compensation paid by each Fund for the most recent fiscal year to the directors for service on the Board of Directors and that of all other funds in the "Fund Complex" (as defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934, as amended):

DSF FUND (for the fiscal year ended October 31, 2000)


----------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON AND           AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
        POSITION            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND AND FUND
                                  FUND           PART OF FUND EXPENSES        RETIREMENT          COMPLEX * PAID TO
                                                                                                      DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Sir Robert Cotton,               $14,742                  None                   None                $14,742(1)+
Director & Chairman of
the Board

----------------------------------------------------------------------------------------------------------------------
Theodore J. Coburn,               None                    None                   None               $31,000 (3)+
Director

----------------------------------------------------------------------------------------------------------------------
James J. Foley,                  $19,000                  None                   None               $19,000 (1)+
Director

----------------------------------------------------------------------------------------------------------------------
Jeffery S. Rudsten,               None                    None                   None                 None (1)+
Director

----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht,                   None                    None                   None                 None (2)+
Director and President

----------------------------------------------------------------------------------------------------------------------
Stephen K. West,                 $15,000                  None                   None               $15,000 (1)+
Director

----------------------------------------------------------------------------------------------------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than DSF Fund and RCS Fund. Other than Luke D. Knecht and Theodore J. Coburn, none of the DSF Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.
+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

RCS FUND (for the fiscal year ended January 31, 2001)


----------------------------------------------------------------------------------------------------------------------
   NAME OF PERSON AND           AGGREGATE        PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION
        POSITION            COMPENSATION FROM     BENEFITS ACCRUED AS        BENEFITS UPON       FROM FUND AND FUND
                                  FUND           PART OF FUND EXPENSES        RETIREMENT          COMPLEX * PAID TO
                                                                                                      DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Luke D. Knecht                    None                    None                   None                 None(2)+
Chairman and President

----------------------------------------------------------------------------------------------------------------------
James M. Whitaker                $14,000                  None                   None                $14,000(1)+
Director and Vice
Chairman of the Board

----------------------------------------------------------------------------------------------------------------------
Francis E. Lundy                 $14,000                  None                   None                $14,000(1)+
Director

----------------------------------------------------------------------------------------------------------------------
Gregory S. Young**                None                    None                   None                 None(1)+
Director

----------------------------------------------------------------------------------------------------------------------

* A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM and certain of its affiliates act as investment advisers to investment companies other than RCS Fund and DSF Fund. Other than Luke D. Knecht, none of the RCS Fund Directors serves on the Board of Directors of any other fund in the Fund Complex.
** Mr. Young did not serve as a Director of RCS Fund during fiscal year 2001.
+ Indicates number of funds in the Fund Complex to which aggregate compensation relates.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of June 30, 2001, there were 11,954,566 shares of the DSF Fund outstanding and 30,515,800 shares of the RCS Fund outstanding. On that date, to the knowledge of DSF Fund and RCS Fund, no person "controlled" either of the Funds. For the purposes of this disclosure, "control" means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgment or assertion of either the controlled or controlling party of the existence of control; or (3) an adjudication under Section 2(a)(9) of the 1940 Act, which has become final, that control exists.

As of July 9, 2001, the directors and officers and of DSF Fund, as a group, beneficially owned 1,199,441 shares, representing 9.6% of the outstanding shares, of DSF Fund. To the knowledge of DSF Fund, other than Depository Trust Company ("DTC"), only the following persons owned of record or beneficially 5% or more of the outstanding shares of DSF Fund: Invesco Funds Group, Inc. (6.4%); Phillip Goldstein (5.99%).

As of July 9, 2001, the directors and officers of RCS Fund, as a group, owned beneficially less than 1% of the outstanding shares of RCS Fund. To the knowledge of RCS Fund, other than DTC, only the following person owned of record or beneficially 5% or more of the outstanding shares of RCS Fund: Wachovia Corp. (8.13%).

Upon consummation of the Merger, to the knowledge of each Fund, no person (other than DTC) is expected to own of record or beneficially 5% or more of the outstanding shares of the Combined Fund. However, the Funds note that First Union Corp. ("First Union") and Wachovia Corp. ("Wachovia") have entered into an agreement that contemplates the acquisition by First Union of shares of Wachovia. If the First Union acquisition of Wachovia were to close prior to the consummation of the Merger, and if First Union and Wachovia were to maintain their current levels of share ownership in each of the Funds, that combined entity would have the power to vote 5% or more of the voting securities of each Fund.

THE INVESTMENT MANAGER

The Board of Directors of each Fund has overall responsibility for the operation of such Fund. Pursuant to such responsibility, the Boards have approved various contracts for designated financial organizations to provide, among other things, day to day management services required by the Funds. Each Fund has retained as its investment manager Dresdner RCM, a Delaware limited liability company with principal offices at Four Embarcadero Center, San Francisco, California 94111. Dresdner RCM is actively engaged in providing investment advisory services to institutional and individual clients. Dresdner RCM was established in December of 1998 and is the successor to the business of its holding company, Dresdner RCM Global Investors US Holdings LLC ("US Holdings"). Dresdner RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of the date of this SAI, the six members of the Board of Managers of Dresdner RCM are William L. Price (Chairman), Gerhard Eberstadt, George N. Fugelsang, Joachim Madler, Susan
C. Gause and Luke D. Knecht.

Dresdner RCM is wholly-owned by US Holdings. US Holdings is a registered investment adviser and is a subsidiary of Dresdner Bank AG ("Dresdner Bank"), an international banking organization headquartered in Frankfurt, Germany, whose principal executive offices are located at Jurgen-Ponto-Platz, 60301 Frankfurt/Main. As of July 23, 2001, Dresdner Bank is a subsidiary of Allianz AG ("Allianz"), whose principal executive offices are located at Koeniginstrasse 28, D-80802, Munich, Germany. The Allianz Group of companies is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance, and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US$371.9 billion (440.0 billion Euros), net income for the year ended December 31, 2000 of US$2.9 billion (3.5 billion Euros) and total income for the year ended December 31, 2000 of US$65.0 billion (76.9 billion Euros).

Munich Reinsurance, a German re-insurance company and holding company for the Munich Reinsurance Group, currently owns in excess of 25% of the outstanding voting securities of Allianz and, therefore, is presumed to "control" Allianz within the meaning of the 1940 Act. The principal executive offices of Munich Reinsurance are located at 80791 Munich, Germany. Dresdner RCM has informed the Funds that it does not expect Munich Reinsurance to be involved in the management of Dresdner RCM.

Dresdner Bank and Dresdner RCM, by virtue of Dresdner Bank's banking operations in the United States, are subject to U.S. banking laws and regulations. U.S. banking organizations generally may act as advisers to investment companies and may buy and sell investment company shares for their customers. Dresdner RCM believes that it may perform the services contemplated by its investment management agreements with the Funds without violating these banking laws or regulations. In addition, effective March 11, 2000, banking organizations that qualify as and elect to become financial holding companies are permitted to sponsor and distribute the shares of investment companies. Thus, the extent to which Dresdner Bank qualifies and elects to engage in these activities, as well as future changes in legal requirements or regulatory interpretations relating to permissible activities of banking organizations and their affiliates, could affect the nature and scope of services provided to the Funds by Dresdner RCM or its affiliates.

Dresdner RCM provides DSF Fund with investment supervisory services pursuant to investment management agreements, powers of attorney and service agreements dated as of November 1, 1999. Dresdner RCM provides RCS Fund with investment supervisory services pursuant to an investment management agreement dated June 14, 1996.

Dresdner RCM manages each Fund's investments, provides various administrative services and supervises each Fund's daily business affairs, subject to the authority of each Fund's Board of Directors. Dresdner RCM is also the investment manager for Dresdner RCM Large Cap Growth Fund, Dresdner RCM Tax Managed Growth Fund, Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund, Dresdner RCM Biotechnology Fund, Dresdner RCM Balanced Fund, Dresdner RCM Global Small Cap Fund, Dresdner RCM Global Technology Fund, Dresdner RCM Global Health Care Fund, Dresdner RCM International Growth Equity Fund, Dresdner RCM Emerging Markets Fund, Dresdner RCM Europe Fund, Dresdner RCM Global Equity Fund and Dresdner RCM Strategic Income Fund, each a series of Dresdner RCM Global Funds, Inc., an open-end management investment company, and Bergstrom Capital Corporation, a closed-end management investment company.

Each Fund's investment management agreement may be renewed from year-to-year after its initial term, provided that any such renewals have been specifically approved at least annually by (i) the vote of a majority of the Board of Directors, including a majority of the directors who are not parties to the investment management agreement or interested persons (as defined in the 1940
Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval, or (ii) the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the Fund and the vote of a majority of the directors who are not parties to the contract or interested persons of any such party.

Dresdner RCM bears all expenses related to salaries of its employees and to Dresdner RCM's overhead in connection with its duties under the investment management agreement. Dresdner RCM also pays all directors' fees and salaries of the Fund's directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of Dresdner RCM.

Except for the expenses specifically assumed by Dresdner RCM, each Fund has, under its respective investment management agreement, assumed the obligation for payment of all of its expenses, including, without limitation, fees of the directors not affiliated with Dresdner RCM and board meeting expenses; fees of Dresdner RCM; fees of the Fund's administrator; interest charges; taxes; charges and expenses of the Fund's legal counsel and independent accountants, and of the transfer agent, registrar and dividend reinvestment and disbursing agent of the Fund; expenses of repurchasing shares of the Fund; expenses of printing and mailing share certificates, stockholder reports, notices, proxy statements and reports to governmental offices; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses connected with negotiating, effecting purchases or sales or registering privately issued portfolio securities; fees and expenses of the Fund's custodian and sub-custodians for all services to the Fund, including safekeeping of Funds and securities and maintaining required books and accounts; expenses of calculating and publishing the net asset value of the Fund's shares; expenses of membership in investment company associations, premiums and other costs associated with the acquisition of a mutual fund directors and officers errors and omissions liability insurance policy, expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; SEC and state blue sky registration fees; New York Stock Exchange listing fees; and its other business and operating expenses.

For the services rendered by Dresdner RCM under DSF Fund's investment management agreement, DSF Fund pays to Dresdner RCM a monthly fee equal to the annualized rate of

0.70% of the Fund's average daily net assets up to $100 million and at an annual rate of 0.65% of the Fund's average daily net assets in excess of $100 million during the month. RCS Fund pays to Dresdner RCM a monthly fee equal to the annualized rate of 0.95% of the Fund's average daily net assets during the month.

The total amounts paid to Dresdner RCM by DSF Fund under the Investment Advisory Contract for the last three fiscal years were $706,840, $684,186 and $620,689 for the fiscal years ending October 31, 1998, 1999 and 2000, respectively. The total amounts paid to Dresdner RCM by RCS Fund under the Investment Management Agreement for the fiscal years ending January 31, 1999, 2000 and 2001 were $3,365,871, $3,222,796 and $3,071,337, respectively.

Dresdner RCM has agreed to limit each Fund's expenses as described in the Prospectus. In the event that expenses of a Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer and sale, the compensation due Dresdner RCM shall be reduced, and, if necessary, Dresdner RCM shall bear the Fund's expenses to the extent required by such expense limitation.

If Dresdner RCM shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

Each Fund's investment management agreement provides that Dresdner RCM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the investment management agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of Dresdner RCM's reckless disregard of its duties and obligations under the investment management agreement.

Each investment management agreement is terminable without penalty on 60 days' written notice by a vote of the majority of the outstanding voting securities of the Fund that is the subject of the investment management agreement, by a vote of the majority of the Board of Directors, or by Dresdner RCM on 60 days' written notice and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

OTHER SERVICE PROVIDERS

DSF FUND

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as DSF Fund's custodian for assets of DSF Fund held in the United States. DSF Fund's portfolio of securities and cash, when invested in foreign securities, is held by subcustodians who have been approved by the Directors of DSF Fund. Selection of the subcustodians has been made by the Directors of DSF Fund following a consideration of a number of factors, including, but not limited to, the reliability and financial stability of the institution; the ability of the institution to perform capable custodial services for DSF Fund; the reputation of the institution in its national market; the political and economic stability of the countries involved; and risks of potential nationalization or expropriation of DSF Fund assets.

PricewaterhouseCoopers LLP ("PwC"), 160 Federal Street, Boston, Massachusetts 02110, acts as independent accountants for DSF Fund and in such capacity audits DSF Fund's annual financial statements.

RCS FUND

State Street Bank and Trust Company ("State Street") acts as the administrator and custodian for RCS Fund. State Street's principal business address is 1776 Heritage Drive, North Quincy, Massachusetts 02171. EquiServe, 150 Royall Street, Canton, Massachusetts 02021, is RCS Fund's transfer agent.

The custodian is responsible for the safekeeping of RCS Fund's assets and the appointment of any subcustodian banks and clearing agencies. The transfer agent is responsible for, among other things, establishing and maintaining stockholder accounts, issuing certificates for shares of common stock of the Fund (if any), monitoring the number of shares of common stock issued and outstanding from time to time, and effecting payments of dividends and other distributions declared from time to time by the Board with respect to the shares of common stock.

PwC acts as the independent public accountants for RCS Fund. PwC audits financial statements and financial highlights for the Fund and provides other audit, tax and related services. PwC's principal business address is 160 Federal Street, Boston, Massachusetts 02110.

BROKERAGE ALLOCATION AND OTHER PRACTICES

DSF FUND

The primary objective in placing orders for the purchase and sale of securities for DSF Fund's portfolio is to obtain best execution, taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker. Purchases and sales of debt securities are usually principal transactions. Such portfolio securities normally are purchased from or sold to issuers directly or dealers serving as market makers for the securities at a net price. Generally, transactions involving debt securities do not involve brokerage commissions. The cost of executing DSF Fund's portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. The DSF Fund will not and has not engaged in transactions with any affiliated person in which such person acts as principal.

For the fiscal years ended October 31, 1998, 1999 and 2000, DSF Fund paid no brokerage commissions.

Brokers that act as agents and dealers that act as principal are subject to regulation by governmental authorities, including the SEC, if they carry on a business dealing in securities.

TURNOVER. DSF Fund's turnover rate is calculated by dividing the lesser of the Fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the Fund's securities for the year. Higher turnover rates can result in corresponding increases in the Fund's transaction costs and may result in capital gain. The Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies.

RCS FUND

GENERAL. Portfolio transactions on behalf of the Fund are allocated to various brokers and dealers by Dresdner RCM in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. RCS Fund's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those brokers or dealers from which Dresdner RCM determines that the best price or execution will be obtained. In most cases no brokerage commissions, as such, are paid by the Fund for purchases and sales undertaken through principal transactions, although the price paid usually includes an undisclosed compensation to the dealer. The prices paid to underwriters of newly issued securities typically include a concession paid by the issuer to the underwriter, and purchasers of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Subject to the considerations above, brokers or dealers may be selected for research, statistical or other services to enable Dresdner RCM to supplement its own research and analysis with the views and information of other securities firms.

Research services furnished by broker-dealers through which RCS Fund effects securities transactions may be used by Dresdner RCM in managing other investment funds and, conversely, research services furnished to Dresdner RCM by broker-dealers in connection with other funds Dresdner RCM advises may be used by Dresdner RCM in advising the Fund. Although it is not possible to place a dollar value on these services, Dresdner RCM is of the view that the receipt of the services should not reduce the overall costs of its research services.

Investment decisions for the Fund are made independently from those of other investment companies managed by Dresdner RCM. If those investment companies or other clients of Dresdner RCM are prepared to invest in, or desire to dispose of, investments at the same time as the Fund, however, available investments or opportunities for sales will be allocated equitably to each client of Dresdner RCM. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

For the fiscal years ended January 31, 1999, 2000 and 2001, RCS Fund paid no brokerage commissions. At the end of fiscal year 2001, RCS Fund held securities valued at $5,858,000 of Donaldson, Lufkin & Jenrette Securities Corp., one of RCS Fund's regular broker-dealers.

TURNOVER. RCS Fund's turnover rate is calculated by dividing the lesser of the Fund's sales or purchases of securities during a year (excluding any security the maturity of which at the time of acquisition is one year or less) by the average monthly value of the Fund's securities for the year. Higher turnover rates can result in corresponding increases in the Fund's transaction costs and may result in capital gain. The Fund will not consider turnover rate a limiting factor in making investment decisions consistent with its investment objectives and policies.

REPURCHASE OF SHARES

Each Fund's Board of Directors may consider from time to time repurchases of common stock on the open market or in private transactions or the making of tender offers for common stock. Each Fund may repurchase shares of its common stock in the open market or in privately negotiated transactions when the Fund can do so at prices below their then current net asset value per share on terms that the Board of Directors believes represent a favorable investment opportunity.

No assurance can be given that repurchases and/or tenders will result in each Fund's common stock's trading at a price that is close or equal to net asset value. The market price of the common stock will, among other things, be determined by the relative demand for, and supply of, the common stock in the market, the Fund's investment performance, the Fund's dividends and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Each Fund's acquisition of common stock will decrease the total assets of that Fund and therefore have the effect of increasing that Fund's expense ratio. Each Fund may borrow money to finance the repurchase of shares subject to certain limitations. See "Investment Restrictions." Any interest on the borrowings will reduce the Fund's net income. Because of the nature of each Fund's investment objectives, policies and securities holdings, Dresdner RCM consummates common stock repurchases and tenders.

When a tender offer is authorized to be made by a Fund's Board of Directors, it will be an offer to purchase at a price equal to the net asset value of all (but not less than all) of the shares owned by a holder of common stock (or attributed to the stockholder for federal income tax purposes under the Code). A stockholder who tenders all common stock shares owned or considered owned by him, as required, will realize a taxable gain or loss depending upon his basis in his shares. See "Taxation."

The policy of each Fund's Board of Directors with respect to tender offers and to repurchases, which may be changed by the Board of Directors, is that the Fund will not accept tenders or effect repurchases if (1) those transactions, if consummated, would (a) result in the delisting of the common stock from the NYSE or (b) impair the Fund's status as a regulated investment company under the Code; (2) the Fund would not be able to liquidate securities to repurchase common stock in an orderly manner that is consistent with the Fund's investment objectives and policies; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging the transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any exchange on which securities held by the Fund are traded, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Fund or issuers of securities held by the Fund imposed by federal, state or local authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect on the Fund or its stockholders if shares of common stock were repurchased.

If a Fund liquidates securities in order to repurchase shares of common stock, the Fund may realize gains and losses. See "Taxation." A Fund's turnover rate may or may not be affected by the Fund's repurchases of shares of common stock pursuant to a tender offer.

TAXATION

GENERAL

Each Fund intends for each taxable year to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are not "directly related" to a Fund's principal business of investing in stock or securities may be excluded from the income that qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders. Investors should consult their own counsel for a complete understanding of the requirements a Fund must meet to qualify to be taxed as a "regulated investment company."

The following discussion assumes a Fund qualifies to be taxed as a regulated investment company. The information set forth below under the headings "Dividends and Distributions," "Sales" and "Backup Withholding" relates solely to the material United States federal tax consequences of owning Fund shares.

DIVIDENDS AND DISTRIBUTIONS

Each Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. Each Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. A Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income (excluding foreign currency gains) for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ending October 31 of such year (or November 30 or December 31 if elected by the Fund) and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually received the dividend.

Dividends of a Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since each Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

Distributions of net capital gain by a Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares. Any dividend or distribution received by a stockholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of a Fund.

After the end of the taxable year, a Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

SALES

Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss (except, in certain cases, with respect to a sale by a dealer) and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in a Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

Any loss realized by a stockholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to a Fund's dividend reinvestment plan would constitute a replacement if made within such period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

BACKUP WITHHOLDING

A Fund generally will be required to withhold tax on payments made to a noncorporate stockholder who fails to furnish the Fund with a correct taxpayer identification number, who has been notified by the Internal Revenue Service that such stockholder underreported dividends or interest income, or who fails to certify to the Fund that the stockholder is not subject to such withholding.

UNITED STATES FEDERAL INCOME TAXATION OF A FUND

The following discussion relates to certain material United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year.

CURRENCY FLUCTUATIONS. A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such fluctuations could therefore affect the amount, timing and character of distributions to stockholders.

OPTIONS, FUTURES, FORWARD CONTRACTS AND SWAP AGREEMENTS. A Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long term capital losses. These rules could therefore affect the amount, timing and character of distributions to stockholders.

OTHER TAXATION. Payments of interest, principal and prepayments of principal made on mortgage pass-through securities such as GNMA, FNMA, and FHLMC Certificates are taxed directly to certificate holders such as a Fund, and therefore generally maintain their character as interest, principal, or prepayments of principal when received by a Fund.

A Fund's investments in certain debt obligations may cause it to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

FOREIGN TAXES

Investment income received by a Fund from foreign government securities may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to "pass through" to the Fund's stockholders the amount of eligible foreign income and similar taxes paid by the Fund, provided that the Fund holds such securities (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date. If this election is made, a stockholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.

CONCLUSION

The foregoing is a brief summary of the U.S. federal tax laws applicable to stockholders in the Funds. Stockholders may also be subject to state and local taxes, although distributions of a Fund that are derived from interest on certain obligations of the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states. Stockholders should consult their tax advisors regarding the U.S. federal tax consequences in light of their individual circumstances as well as any tax consequences that may arise under any state, local or foreign taxing jurisdiction.

FINANCIAL STATEMENTS

The audited financial statements for RCS Fund and DSF Fund are included in each Fund's annual reports filed with the SEC and are incorporated by reference in this SAI in reliance upon the reports of PwC, independent accountants for each Fund, given on their authority as experts in auditing and accounting.

RCS FUND AND DSF FUND PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)

The accompanying unaudited pro forma combining statement of assets and liabilities and investment portfolio assume that the Merger occurred as of January 31, 2001, and the unaudited pro forma combining statement of operations for the twelve months ended January 31, 2001 presents the results of operations of RCS Fund as if the combination with DSF Fund had been consummated at February 1, 2001. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated at February 1, 2001. These historical statements have been derived from RCS Fund's and DSF Fund's books and records utilized in calculating daily net asset value at January 31, 2001 and for the twelve-month period then ended.

The pro forma statements give effect to (i) the proposed acquisition by RCS Fund of the net assets of DSF Fund and (ii) the pre-Merger Tender Offer (assuming that 50% of outstanding shares of DSF Fund common stock are tendered at a price equal to 99 1/2% of net asset value at the expiration of the Tender Offer). Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of RCS Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the non-recurring expenses of either Fund in carrying out its obligations under the Merger Agreement.

The unaudited pro forma combining statements should be read in conjunction with the separate financial statements of RCS Fund and DSF Fund for fiscal year ended January 31, 2001 and October 31, 2000, respectively, which are included in each Fund's Annual Report to stockholders filed with the SEC. Copies of the Funds' Annual Reports will be provided free of charge to any stockholder of DSF Fund or RCS Fund who requests a copy of this SAI.

PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES AND STATEMENT OF
                                 OPERATIONS(1)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES AS OF
                         JANUARY 31, 2001 (UNAUDITED)


                                              RCS FUND                  DSF FUND          PRO FORMA            PRO FORMA
                                              --------                  --------         ADJUSTMENTS           COMBINED
                                                                                         -----------           --------
Investments, at value                    $     637,358,447    $          65,620,251                      $       $702,978,698
Cash                                                                      1,536,596                                 1,536,596
                                                         -
Payable for Investments Purchased *
                                              (317,959,996)            (23,414,653)                              (341,374,649)
Other assets less liabilities                                                                                      20,843,007
                                                20,473,357                 369,650

                                         ------------------   ---------------------   ---------------    ---------------------
Total Net Assets                         $     339,871,808    $          44,111,844                      $       $383,983,652
                                         ------------------   ---------------------   ---------------    ---------------------

Shares Outstanding
                                                30,515,800                5,977,283       (2,016,653)              34,476,430
                                         ------------------   ---------------------   ---------------    ---------------------

Net Assets Per Share                     $           11.14    $                7.38                      $             $11.14


* Includes investments purchased on a delayed delivery basis.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS FOR THE TWELVE MONTH PERIOD ENDED JANUARY 31, 2001
(UNAUDITED)


                                        RCS FUND                 DSF FUND               PRO FORMA               PRO FORMA
                                        --------                 --------              ADJUSTMENTS              COMBINED
                                                                                       -----------              --------
INVESTMENT INCOME:
    Interest income            $       32,961,518       $        4,643,297                                $    37,604,815
        Total Investment                                                                                  $    37,604,815
        Income                         32,961,518                4,643,297                     -
    EXPENSES
        Management fees                 3,071,337                  311,554                19,285(2)       $     3,402,176
        Director fees                      32,101                   79,665                16,234(3)               128,000
        All other expenses                755,911                  283,729              (273,760)(4)              765,880

        Total expenses                  3,859,349                  674,948              (238,241)               4,296,056

    NET INVESTMENT INCOME              29,102,169                3,968,349                                     33,308,759

NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS:

    Net realized gain (loss)
    from investments                  (29,747,152)              (1,830,710)                                   (31,577,862)
    Net unrealized
    appreciation                       49,248,565                2,254,894                                     51,503,459
    (depreciation)
        of investments
Net increase in net assets
from operations                $       48,603,582       $        4,392,533     $        (238,241)          $   53,234,356
                               ==================       ==================     =================           ==============

(1) These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of January 31, 2001, and the unaudited pro forma condensed Statement of Operations for the twelve-month period ended January 31, 2001 for RCS Fund and DSF Fund as adjusted to give effect to the Merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each Fund.
(2) Reflects proposed post-Merger management fee structure.
(3) Increase in Director expenses based on new director fee structure implemented in fiscal year 2002.
(4) Decrease in other expenses based on pro forma combined expense projection after giving effect to the Merger.


-------------------------------------------------------------------------------------------------------------------------
                     PRO FORMA COMBINING PORTFOLIO OF INVESTMENTS AS OF JANUARY 31, 2001 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------

CORPORATE BONDS (USD) 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Malaysia                                       8.75%   06/01/09              1,500
                                                                                                    -           (1,500)
-------------------------------------------------------------------------------------------------------------------------
   Waste Management Inc                           6.88%   05/15/09              1,000
                                                                                                    -           (1,000)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS (USD)                                                  2,500
                                                                                                    -           (2,500)
-------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS BONDS (USD) 12.6%
-------------------------------------------------------------------------------------------------------------------------
   Republic of Argentina                         11.75%   04/07/09              7,116          11,354           (7,116)

-------------------------------------------------------------------------------------------------------------------------
   Federal Republic of Brazil                     7.69%   04/15/12              4,425          10,196           (4,425)
   DCB
-------------------------------------------------------------------------------------------------------------------------
   Federal Republic of Brazil, C                  8.00%   04/15/14              4,051          10,314           (4,051)
   Bond
-------------------------------------------------------------------------------------------------------------------------
   Russia Federation, 144A                       12.75%   06/24/28                650           9,967             (650)
-------------------------------------------------------------------------------------------------------------------------
   Russia Federation, Series REGS                11.00%   07/24/18              4,290           4,135           (4,290)

-------------------------------------------------------------------------------------------------------------------------
   United Mexican States *                        7.38%   07/06/06                              6,440
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   Bulgaria FLIRB, Series A                       3.00%   07/28/12              2,427           3,839           (2,427)

-------------------------------------------------------------------------------------------------------------------------
   Republic of Argentina Series FRB               7.63%   03/31/05                958           4,428

-------------------------------------------------------------------------------------------------------------------------
   Republic of Venezuela FLIRB, Series A          7.44%   03/31/07              1,393           3,869

-------------------------------------------------------------------------------------------------------------------------
   Telefonica Argentina, 144A                     9.13%   05/07/08                              5,000
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   Russia Federation, 144A                       10.00%   06/26/07              4,430
                                                                                                    -           (4,430)
-------------------------------------------------------------------------------------------------------------------------
   CIA Petrolifera Marlim, 144A                  12.25%   09/26/08              1,410           2,740

-------------------------------------------------------------------------------------------------------------------------
   United Mexican States                          8.63%   03/12/08                              3,905
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   Hanvit Bank, 144A                             12.75%   03/01/10              1,210           2,359

-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                       PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                                COMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                   AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                   (000'S)                                              ($)              ($)
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (USD) 0.0%
----------------------------------------------------------------------------------------------------------------------------------
   Malaysia                                              0         $1,646,234                       ($1,646,234)               $0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   Waste Management Inc                                  0                                                                      0
                                                                      968,422                -         (968,422)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL CORPORATE BONDS (USD)                           0          2,614,656                       ($2,614,656)                0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS BONDS (USD) 12.6%
----------------------------------------------------------------------------------------------------------------------------------
   Republic of Argentina                            11,354                          11,149,628       (7,012,818)       11,149,628
                                                                    7,012,818
----------------------------------------------------------------------------------------------------------------------------------
   Federal Republic of Brazil                       10,196                           7,825,430       (3,419,290)        7,825,430
   DCB                                                              3,419,290
----------------------------------------------------------------------------------------------------------------------------------
   Federal Republic of Brazil, C                    10,314                           8,393,769       (3,316,296)        8,393,769
   Bond                                                             3,316,296
----------------------------------------------------------------------------------------------------------------------------------
   Russia Federation, 144A                           9,967            587,438        8,945,383         (587,438)        8,945,383
----------------------------------------------------------------------------------------------------------------------------------
   Russia Federation, Series REGS                    4,135                           3,142,600       (3,233,206)        3,142,600
                                                                    3,233,206
----------------------------------------------------------------------------------------------------------------------------------
   United Mexican States *                           6,440                           6,198,331                          6,198,331
                                                                            -
----------------------------------------------------------------------------------------------------------------------------------
   Bulgaria FLIRB, Series A                          3,839                           2,936,835       (1,871,702)        2,936,835
                                                                    1,871,702
----------------------------------------------------------------------------------------------------------------------------------
   Republic of Argentina Series FRB                  5,386                           4,140,180                          5,037,430
                                                                      897,250
----------------------------------------------------------------------------------------------------------------------------------
   Republic of Venezuela FLIRB, Series A             5,262                           3,288,655                          4,481,601
                                                                    1,192,946
----------------------------------------------------------------------------------------------------------------------------------
   Telefonica Argentina, 144A                        5,000                           4,575,000                          4,575,000
                                                                            -
----------------------------------------------------------------------------------------------------------------------------------
   Russia Federation, 144A                               0                                           (3,544,000)                0
                                                                    3,544,000                -
----------------------------------------------------------------------------------------------------------------------------------
   CIA Petrolifera Marlim, 144A                      4,150                           2,842,750                          4,309,150
                                                                    1,466,400
----------------------------------------------------------------------------------------------------------------------------------
   United Mexican States                             3,905                           3,983,100                          3,983,100
                                                                            -
----------------------------------------------------------------------------------------------------------------------------------
   Hanvit Bank, 144A                                 3,569                           2,429,770                          3,677,241
                                                                    1,247,471
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------
   APP China Group Ltd                           14.00%   03/15/10              1,048           2,452

-------------------------------------------------------------------------------------------------------------------------
   Republic of Venezuela DCB, Series DL           7.38%   12/18/07              2,500             833           (2,500)

-------------------------------------------------------------------------------------------------------------------------
   Mexican United                                11.50%   05/15/26              2,500                           (2,500)
   States                                                                                           -
-------------------------------------------------------------------------------------------------------------------------
   Grupo Iusacell SA de CV                       14.25%   12/01/06              1,060           1,285

-------------------------------------------------------------------------------------------------------------------------
   GH Water Suppy Holdings Ltd, 144A              7.00%   06/22/08                823           1,282

-------------------------------------------------------------------------------------------------------------------------
   Globe Telecom, 144A                           13.00%   08/01/09                555           1,254
-------------------------------------------------------------------------------------------------------------------------
   Bulgaria FLIRB                                 7.75%   07/28/11                452           1,335
-------------------------------------------------------------------------------------------------------------------------
   Partner Communications                        13.00%   08/15/10                463           1,010
-------------------------------------------------------------------------------------------------------------------------
   Mexican United                                 9.88%   02/01/10                455           1,015
   States
-------------------------------------------------------------------------------------------------------------------------
   Federal Republic of Brazil, Floating Rate      6.00%   04/15/24                450           1,000
   Bond, Par Z
-------------------------------------------------------------------------------------------------------------------------
   Mexican United                                10.38%   02/17/09              1,230
   States                                                                                           -           (1,230)
-------------------------------------------------------------------------------------------------------------------------
   Republic of Philippines                        7.50%   06/01/08                                716
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   Grupo Elektra, 144A                           12.00%   04/01/08                530
                                                                                                    -             (530)
-------------------------------------------------------------------------------------------------------------------------
   Indah Kiat Finance                            10.00%   07/01/07                470
                                                                                                    -             (470)
-------------------------------------------------------------------------------------------------------------------------
   Korea Exchange Bank, 144A                     13.75%   06/30/10                256
                                                                                                    -             (256)
-------------------------------------------------------------------------------------------------------------------------
   Satelites Mexicanos SA, Series B              10.13%   11/01/04                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL EMERGING MARKETS BONDS (USD)                                          45,402          90,728          (35,125)
-------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS (USD) 0.0%
-------------------------------------------------------------------------------------------------------------------------
   Azurix Corp, 144A                             10.38%   02/15/07                750
                                                                                                    -             (750)
-------------------------------------------------------------------------------------------------------------------------
   Calpine Corp                                   7.75%   04/15/09                750
                                                                                                    -             (750)
-------------------------------------------------------------------------------------------------------------------------
   Cogentrix Energy Inc                           8.75%   10/15/08                750
                                                                                                    -             (750)
-------------------------------------------------------------------------------------------------------------------------
   HMH Properties, Series B                       7.88%   08/01/08                750
                                                                                                    -             (750)
-------------------------------------------------------------------------------------------------------------------------
   Pioneer Natural Resource                       9.63%   04/01/10                750
                                                                                                    -             (750)
-------------------------------------------------------------------------------------------------------------------------
   Nextel Communications Corp                     9.38%   11/15/09                675
                                                                                                    -             (675)
-------------------------------------------------------------------------------------------------------------------------
   American Standard Inc                          7.38%   02/01/08                650
                                                                                                    -             (650)
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                       PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                                COMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                   AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                   (000'S)                                              ($)              ($)
----------------------------------------------------------------------------------------------------------------------------------
   APP China Group Ltd                               3,500                             662,040                            939,760
                                                                      277,720
----------------------------------------------------------------------------------------------------------------------------------
   Republic of Venezuela DCB, Series DL                833                             707,286       (2,126,439)          707,286
                                                                    2,126,439
----------------------------------------------------------------------------------------------------------------------------------
   Mexican United                                        0                                           (3,080,000)                0
   States                                                           3,080,000                -
----------------------------------------------------------------------------------------------------------------------------------
   Grupo Iusacell SA de CV                           2,345                           1,400,650                          2,558,700
                                                                    1,158,050
----------------------------------------------------------------------------------------------------------------------------------
   GH Water Suppy Holdings Ltd, 144A                 2,105                             942,270                          1,625,278
                                                                      683,008
----------------------------------------------------------------------------------------------------------------------------------
   Globe Telecom, 144A                               1,809            579,975        1,319,208                          1,899,183
----------------------------------------------------------------------------------------------------------------------------------
   Bulgaria FLIRB                                    1,787            354,944        1,041,300                          1,396,244
----------------------------------------------------------------------------------------------------------------------------------
   Partner Communications                            1,473            443,323          959,500                          1,402,823
----------------------------------------------------------------------------------------------------------------------------------
   Mexican United                                    1,470            492,538        1,098,230                          1,590,768
   States
----------------------------------------------------------------------------------------------------------------------------------
   Federal Republic of Brazil, Floating Rate         1,450            322,286          707,500                          1,029,786
   Bond, Par Z
----------------------------------------------------------------------------------------------------------------------------------
   Mexican United                                        0                                           (1,360,995)                0
   States                                                           1,360,995                -
----------------------------------------------------------------------------------------------------------------------------------
   Republic of Philippines                             716                             631,723                            631,723
                                                                            -
----------------------------------------------------------------------------------------------------------------------------------
   Grupo Elektra, 144A                                   0            502,175                          (502,175)                0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   Indah Kiat Finance                                    0            123,375                          (123,375)                0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   Korea Exchange Bank, 144A                             0            264,579                          (264,579)                0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   Satelites Mexicanos SA, Series B                      0            170,625                          (170,625)                0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EMERGING MARKETS BONDS (USD)              101,004         39,728,849       79,321,138      (30,612,938)       88,437,049
----------------------------------------------------------------------------------------------------------------------------------
HIGH YIELD BONDS (USD) 0.0%
----------------------------------------------------------------------------------------------------------------------------------
   Azurix Corp, 144A                                     0            682,500                                                   0
                                                                                             -         (682,500)
----------------------------------------------------------------------------------------------------------------------------------
   Calpine Corp                                          0            732,616                                                   0
                                                                                             -         (732,616)
----------------------------------------------------------------------------------------------------------------------------------
   Cogentrix Energy Inc                                  0            781,890                                                   0
                                                                                             -         (781,890)
----------------------------------------------------------------------------------------------------------------------------------
   HMH Properties, Series B                              0            738,750                                                   0
                                                                                             -         (738,750)
----------------------------------------------------------------------------------------------------------------------------------
   Pioneer Natural Resource                              0            822,343                                                   0
                                                                                             -         (822,343)
----------------------------------------------------------------------------------------------------------------------------------
   Nextel Communications Corp                            0            663,563                                                   0
                                                                                             -         (663,563)
----------------------------------------------------------------------------------------------------------------------------------
   American Standard Inc                                 0            630,500                                                   0
                                                                                             -         (630,500)
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------
   Adelphia Communications                        9.38%   11/15/09                600
                                                                                                    -             (600)
-------------------------------------------------------------------------------------------------------------------------
   Echostar DBS Corp                              9.38%   02/01/09                550
                                                                                                    -             (550)
-------------------------------------------------------------------------------------------------------------------------
   AES Corp                                       9.50%   06/01/09                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Avis Group Holdings Inc                       11.00%   05/01/09                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   CMS Energy Corp                                7.50%   01/15/09                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Fisher Scientific International                7.13%   12/15/05                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Fox/Liberty Networks LLC                       0.01%   08/15/07                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   International Game Technology                  7.88%   05/15/04                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Metromedia Fiber Network, Series B            10.00%   11/15/08                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   MGM Grand Inc                                  9.75%   06/01/07                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Nuevo Energy Co                                9.50%   06/01/08                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Stater Brothers Holdings                      10.75%   08/15/06                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   Williams Communication Group Inc              10.70%   10/01/07                500
                                                                                                    -             (500)
-------------------------------------------------------------------------------------------------------------------------
   IMAX Corp                                      7.88%   12/01/05                475
                                                                                                    -             (475)
-------------------------------------------------------------------------------------------------------------------------
   Charter Communications Holdings LLC            8.25%   04/01/07                450
                                                                                                    -             (450)
-------------------------------------------------------------------------------------------------------------------------
   Michaels Stores Inc                           10.88%   06/15/06                450
                                                                                                    -             (450)
-------------------------------------------------------------------------------------------------------------------------
   Allied Waste Series B                          7.63%   01/01/06                425
                                                                                                    -             (425)
-------------------------------------------------------------------------------------------------------------------------
   Canandaigua Brands, Series C                   8.75%   12/15/03                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   Circus Circus/Mandalay Resort Group            9.25%   12/01/05                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   Fox Family Worldwide Inc                       9.25%   11/01/07                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   Navistar International                         8.00%   02/01/08                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   Owens Illinois Inc                             7.35%   05/15/08                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   RCN Corp                                      10.13%   01/15/10                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   Scotts Co, 144A                                8.63%   01/15/09                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                      PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                                OMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                  AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                  (000'S)                                              ($)              ($)
---------------------------------------------------------------------------------------------------------------------------------
   Adelphia Communications                              0            594,000                                                   0
                                                                                            -         (594,000)
---------------------------------------------------------------------------------------------------------------------------------
   Echostar DBS Corp                                    0            569,250                                                   0
                                                                                            -         (569,250)
---------------------------------------------------------------------------------------------------------------------------------
   AES Corp                                             0            531,250                                                   0
                                                                                            -         (531,250)
---------------------------------------------------------------------------------------------------------------------------------
   Avis Group Holdings Inc                              0            542,500                                                   0
                                                                                            -         (542,500)
---------------------------------------------------------------------------------------------------------------------------------
   CMS Energy Corp                                      0            473,424                                                   0
                                                                                            -         (473,424)
---------------------------------------------------------------------------------------------------------------------------------
   Fisher Scientific International                      0            459,978                                                   0
                                                                                            -         (459,978)
---------------------------------------------------------------------------------------------------------------------------------
   Fox/Liberty Networks LLC                             0            452,500                                                   0
                                                                                            -         (452,500)
---------------------------------------------------------------------------------------------------------------------------------
   International Game Technology                        0            508,125                                                   0
                                                                                            -         (508,125)
---------------------------------------------------------------------------------------------------------------------------------
   Metromedia Fiber Network, Series B                   0            467,500                                                   0
                                                                                            -         (467,500)
---------------------------------------------------------------------------------------------------------------------------------
   MGM Grand Inc                                        0            531,875                                                   0
                                                                                            -         (531,875)
---------------------------------------------------------------------------------------------------------------------------------
   Nuevo Energy Co                                      0            497,750                                                   0
                                                                                            -         (497,750)
---------------------------------------------------------------------------------------------------------------------------------
   Stater Brothers Holdings                             0            447,500                                                   0
                                                                                            -         (447,500)
---------------------------------------------------------------------------------------------------------------------------------
   Williams Communication Group Inc                     0            460,000                                                   0
                                                                                            -         (460,000)
---------------------------------------------------------------------------------------------------------------------------------
   IMAX Corp                                            0            292,125                                                   0
                                                                                            -         (292,125)
---------------------------------------------------------------------------------------------------------------------------------
   Charter Communications Holdings LLC                  0            435,938                                                   0
                                                                                            -         (435,938)
---------------------------------------------------------------------------------------------------------------------------------
   Michaels Stores Inc                                  0            469,125                                                   0
                                                                                            -         (469,125)
---------------------------------------------------------------------------------------------------------------------------------
   Allied Waste Series B                                0            414,375                                                   0
                                                                                            -         (414,375)
---------------------------------------------------------------------------------------------------------------------------------
   Canandaigua Brands, Series C                         0            404,000                                                   0
                                                                                            -         (404,000)
---------------------------------------------------------------------------------------------------------------------------------
   Circus Circus/Mandalay Resort Group                  0            402,000                                                   0
                                                                                            -         (402,000)
---------------------------------------------------------------------------------------------------------------------------------
   Fox Family Worldwide Inc                             0            408,000                                                   0
                                                                                            -         (408,000)
---------------------------------------------------------------------------------------------------------------------------------
   Navistar International                               0            344,000                                                   0
                                                                                            -         (344,000)
---------------------------------------------------------------------------------------------------------------------------------
   Owens Illinois Inc                                   0            302,000                                                   0
                                                                                            -         (302,000)
---------------------------------------------------------------------------------------------------------------------------------
   RCN Corp                                             0            222,000                                                   0
                                                                                            -         (222,000)
---------------------------------------------------------------------------------------------------------------------------------
   Scotts Co, 144A                                      0            398,000                                                   0
                                                                                            -         (398,000)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------
   Station Casinos                                8.88%   12/01/08                400
                                                                                                    -             (400)
-------------------------------------------------------------------------------------------------------------------------
   Amkor Tech                                     9.25%   05/01/06                350
                                                                                                    -             (350)
-------------------------------------------------------------------------------------------------------------------------
   Foodmaker Inc                                  8.38%   04/15/08                350
                                                                                                    -             (350)
-------------------------------------------------------------------------------------------------------------------------
   Global Crossing                                9.63%   05/15/08                350
                                                                                                    -             (350)
-------------------------------------------------------------------------------------------------------------------------
   Healthsouth Corp, 144A                        10.75%   10/01/08                350
                                                                                                    -             (350)
-------------------------------------------------------------------------------------------------------------------------
   United Rentals Inc, Series B                   8.80%   08/15/08                350
                                                                                                    -             (350)
-------------------------------------------------------------------------------------------------------------------------
   Flag Limited                                   8.25%   01/30/08                325
                                                                                                    -             (325)
-------------------------------------------------------------------------------------------------------------------------
   AK Steel Corp                                  7.88%   02/15/09                300
                                                                                                    -             (300)
-------------------------------------------------------------------------------------------------------------------------
   Level 3 Communications Inc                     9.13%   05/01/08                300
                                                                                                    -             (300)
-------------------------------------------------------------------------------------------------------------------------
   Building Materials Corp, Series B              8.00%   10/15/07                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Flextronics 144A                               9.88%   07/01/10                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Global Crossing Holding Ltd                    9.13%   11/15/06                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   HCA - The Healthcare Co.                       6.91%   06/15/05                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Intermedia Communication, Series B             8.50%   01/15/08                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Levi Strauss & Co                              7.00%   11/01/06                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Mediacom LLC / Capital, Series B               8.50%   04/15/08                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Psinet Inc                                    10.50%   12/01/06                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   RBF Finance Co                                11.00%   03/15/06                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Sbarro Inc, 144A                              11.00%   09/15/09                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Sinclair Broadcast Group                       8.75%   12/15/07                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Voicestream Wireless Co, 144A                 10.38%   11/15/09                250
                                                                                                    -             (250)
-------------------------------------------------------------------------------------------------------------------------
   Lear Corp, 144A                                7.96%   05/15/05                200
                                                                                                    -             (200)
-------------------------------------------------------------------------------------------------------------------------
   Levi Strauss & Co                             11.63%   01/15/08                200
                                                                                                    -             (200)
-------------------------------------------------------------------------------------------------------------------------
   Nortek Inc Series B                            9.13%   09/01/07                200
                                                                                                    -             (200)
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                      PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                               COMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                  AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                  (000'S)                                              ($)              ($)
---------------------------------------------------------------------------------------------------------------------------------
   Station Casinos                                      0            402,000                                                   0
                                                                                            -         (402,000)
---------------------------------------------------------------------------------------------------------------------------------
   Amkor Tech                                           0            354,375                                                   0
                                                                                            -         (354,375)
---------------------------------------------------------------------------------------------------------------------------------
   Foodmaker Inc                                        0            330,750                                                   0
                                                                                            -         (330,750)
---------------------------------------------------------------------------------------------------------------------------------
   Global Crossing                                      0            357,875                                                   0
                                                                                            -         (357,875)
---------------------------------------------------------------------------------------------------------------------------------
   Healthsouth Corp, 144A                               0            373,917                                                   0
                                                                                            -         (373,917)
---------------------------------------------------------------------------------------------------------------------------------
   United Rentals Inc, Series B                         0            308,000                                                   0
                                                                                            -         (308,000)
---------------------------------------------------------------------------------------------------------------------------------
   Flag Limited                                         0            300,625                                                   0
                                                                                            -         (300,625)
---------------------------------------------------------------------------------------------------------------------------------
   AK Steel Corp                                        0            265,500                                                   0
                                                                                            -         (265,500)
---------------------------------------------------------------------------------------------------------------------------------
   Level 3 Communications Inc                           0            269,250                                                   0
                                                                                            -         (269,250)
---------------------------------------------------------------------------------------------------------------------------------
   Building Materials Corp, Series B                    0             96,250                                                   0
                                                                                            -          (96,250)
---------------------------------------------------------------------------------------------------------------------------------
   Flextronics 144A                                     0            266,875                                                   0
                                                                                            -         (266,875)
---------------------------------------------------------------------------------------------------------------------------------
   Global Crossing Holding Ltd                          0            255,000                                                   0
                                                                                            -         (255,000)
---------------------------------------------------------------------------------------------------------------------------------
   HCA - The Healthcare Co.                             0            246,398                                                   0
                                                                                            -         (246,398)
---------------------------------------------------------------------------------------------------------------------------------
   Intermedia Communication, Series B                   0            228,750                                                   0
                                                                                            -         (228,750)
---------------------------------------------------------------------------------------------------------------------------------
   Levi Strauss & Co                                    0            218,750                                                   0
                                                                                            -         (218,750)
---------------------------------------------------------------------------------------------------------------------------------
   Mediacom LLC / Capital, Series B                     0            241,875                                                   0
                                                                                            -         (241,875)
---------------------------------------------------------------------------------------------------------------------------------
   Psinet Inc                                           0             71,250                                                   0
                                                                                            -          (71,250)
---------------------------------------------------------------------------------------------------------------------------------
   RBF Finance Co                                       0            300,625                                                   0
                                                                                            -         (300,625)
---------------------------------------------------------------------------------------------------------------------------------
   Sbarro Inc, 144A                                     0            260,625                                                   0
                                                                                            -         (260,625)
---------------------------------------------------------------------------------------------------------------------------------
   Sinclair Broadcast Group                             0            237,500                                                   0
                                                                                            -         (237,500)
---------------------------------------------------------------------------------------------------------------------------------
   Voicestream Wireless Co, 144A                        0            286,875                                                   0
                                                                                            -         (286,875)
---------------------------------------------------------------------------------------------------------------------------------
   Lear Corp, 144A                                      0            198,907                                                   0
                                                                                            -         (198,907)
---------------------------------------------------------------------------------------------------------------------------------
   Levi Strauss & Co                                    0            208,500                                                   0
                                                                                            -         (208,500)
---------------------------------------------------------------------------------------------------------------------------------
   Nortek Inc Series B                                  0            196,000                                                   0
                                                                                            -         (196,000)
---------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------
   Trico Marine Services, Series G                8.50%   08/01/05                200
                                                                                                    -             (200)
-------------------------------------------------------------------------------------------------------------------------
   Elizabeth Arden Inc, 144A                     11.75%   02/01/11                150
                                                                                                    -             (150)
-------------------------------------------------------------------------------------------------------------------------
   Flag Telecom Holding Ltd                      11.63%   03/30/10                150
                                                                                                    -             (150)
-------------------------------------------------------------------------------------------------------------------------
   Kaiser Aluminum & Chemical, Series B          10.88%   10/15/06                150
                                                                                                    -             (150)
-------------------------------------------------------------------------------------------------------------------------
   Buckeye Technologies Inc                       8.00%   10/15/10                100
                                                                                                    -             (100)
-------------------------------------------------------------------------------------------------------------------------
   Primedia Inc, Series B                         8.50%   02/01/06                100
                                                                                                    -             (100)
-------------------------------------------------------------------------------------------------------------------------
   Westpoint Stevens Inc                          7.88%   06/15/08                 75
                                                                                                    -              (75)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL HIGH YIELD BONDS (USD)                                                23,925                          (23,925)
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (USD) 86.1%
-------------------------------------------------------------------------------------------------------------------------
   FNMA 8.0% 30 Year TBA                          8.00%   04/06/28             35,500
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA 7.5% 30 Year TBA                          7.50%   08/01/28              9,800
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 520655                             7.50%   11/01/29              4,483
                                                                                                    -           (4,483)
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C43071                             7.50%   10/01/30              2,237
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 512726                             7.50%   09/01/29              1,200
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C44219                             7.50%   11/01/30              1,045
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C44593                             7.50%   11/01/30                998
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C43439                             7.50%   10/01/30                868
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 517782                             7.50%   11/01/29                557
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C36453                             7.50%   02/01/30                434
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C38826                             7.50%   06/01/30                392
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 517089                             7.50%   10/01/29                385
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C37630                             7.50%   04/01/30                330
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C01086                             7.50%   11/01/30                248
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                       PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                                COMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                   AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                   (000'S)                                              ($)              ($)
----------------------------------------------------------------------------------------------------------------------------------
   Trico Marine Services, Series G                       0            197,250                                                   0
                                                                                             -         (197,250)
----------------------------------------------------------------------------------------------------------------------------------
   Elizabeth Arden Inc, 144A                             0            156,750                                                   0
                                                                                             -         (156,750)
----------------------------------------------------------------------------------------------------------------------------------
   Flag Telecom Holding Ltd                              0            138,750                                                   0
                                                                                             -         (138,750)
----------------------------------------------------------------------------------------------------------------------------------
   Kaiser Aluminum & Chemical, Series B                  0            135,750                                                   0
                                                                                             -         (135,750)
----------------------------------------------------------------------------------------------------------------------------------
   Buckeye Technologies Inc                              0             94,000                                                   0
                                                                                             -          (94,000)
----------------------------------------------------------------------------------------------------------------------------------
   Primedia Inc, Series B                                0             99,500                                                   0
                                                                                             -          (99,500)
----------------------------------------------------------------------------------------------------------------------------------
   Westpoint Stevens Inc                                 0             55,875                                                   0
                                                                                             -          (55,875)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL HIGH YIELD BONDS (USD)                          0         22,833,724                       (22,833,724)                0
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (USD) 86.1%
----------------------------------------------------------------------------------------------------------------------------------
   FNMA 8.0% 30 Year TBA                            35,500         36,698,125                                          36,698,125
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FNMA 7.5% 30 Year TBA                             9,800         10,057,250                                          10,057,250
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 520655                                    0          4,589,543                                                   0
                                                                                             -       (4,589,543)
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C43071                                2,237          2,290,220                                           2,290,220
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 512726                                1,200          1,228,524                                           1,228,524
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C44219                                1,045          1,069,341                                           1,069,341
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C44593                                  998          1,022,122                                           1,022,122
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C43439                                  868            888,191                                             888,191
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 517782                                  557            570,758                                             570,758
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C36453                                  434            443,965                                             443,965
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C38826                                  392            400,786                                             400,786
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FNMA Pool # 517089                                  385            393,841                                             393,841
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C37630                                  330            338,320                                             338,320
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C01086                                  248            254,278                                             254,278
                                                                                             -
----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C39753                             7.50%   06/01/30                219
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C44033                             7.50%   10/01/30                141
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C37703                             7.50%   04/01/30                121
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C36310                             7.50%   02/01/30                 72
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C43519                             7.50%   10/01/30                 58
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C37903                             7.50%   04/01/30                 24
                                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHA Project Pool 56                            7.43%   11/01/22                              8,651
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHA Project Pool 144S                          7.43%   06/01/24                              5,614
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLMC 7.50%, 2025 - 2026                       7.50%  2025 - 2026                           44,269
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FHLMC 8.00%, 2024                              8.00%     2024                                2,049
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA 6.50%, 2024 - 2030                        6.50%  2024 - 2030                           56,690
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA 7.00%, 2004 - 2030                        7.00%  2004 - 2030                           21,448
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA 7.50%, 2026 - 2028                        7.50%  2026 - 2028                           11,397
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   GNMA 7.00%, 2024 - 2029                        7.00%  2024 - 2029                           45,557
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   GNMA 7.50%, 2006 - 2028                        7.50%  2006 - 2028                           29,167
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   GNMA 8.00%, 2016 - 2022                        8.00%  2016 -2022                             1,975
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   GNMA                                           8.50%  2016 -2023                               214
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA TBA                                       7.00%     2029                              174,700
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA TBA                                       7.50%     2029                               24,300
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   FNMA TBA                                       8.00%     2030                              114,000
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   Federal National Mortgage                      7.25%   05/15/30              4,500
   Association                                                                                      -           (4,301)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL MORTGAGE BACKED SECURITIES (USD)                                      63,612         540,031           (8,784)
-------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS 1.3%
-------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                                 COMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                    AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                    (000'S)                                              ($)              ($)
-----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C39753                                   219            224,145                                             224,145
                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C44033                                   141            144,725                                             144,725
                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C37703                                   121            123,923                                             123,923
                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C36310                                    72             73,624                                              73,624
                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C43519                                    58             59,604                                              59,604
                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLM Pool # C37903                                    24             24,062                                              24,062
                                                                                              -
-----------------------------------------------------------------------------------------------------------------------------------
   FHA Project Pool 56                                8,651                           8,649,539                          8,649,539
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FHA Project Pool 144S                              5,614                           5,710,961                          5,710,961
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLMC 7.50%, 2025 - 2026                          44,269                          45,298,991                         45,298,991
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FHLMC 8.00%, 2024                                  2,049                           2,113,715                          2,113,715
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FNMA 6.50%, 2024 - 2030                           56,690                          56,449,097                         56,449,097
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FNMA 7.00%, 2004 - 2030                           21,448                          21,685,272                         21,685,272
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FNMA 7.50%, 2026 - 2028                           11,397                          11,660,391                         11,660,391
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   GNMA 7.00%, 2024 - 2029                           45,557                          46,280,978                         46,280,978
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   GNMA 7.50%, 2006 - 2028                           29,167                          29,950,002                         29,950,002
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   GNMA 8.00%, 2016 - 2022                            1,975                           2,043,743                          2,043,743
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   GNMA                                                 214                             223,549                            223,549
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FNMA TBA                                         174,700                         176,635,676                        176,635,676
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FNMA TBA                                          24,300                          24,857,685                         24,857,685
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   FNMA TBA                                         114,000                         117,603,540                        117,603,540
                                                                             -
-----------------------------------------------------------------------------------------------------------------------------------
   Federal National Mortgage                            199          5,167,926                                             198,536
   Association                                                                                -       (4,969,390)
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL MORTGAGE BACKED SECURITIES (USD)           594,859         66,063,273      549,163,139       (9,558,933)      605,667,479
-----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS 1.3%
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                     ISSUER                        RATE     MATURITY     DSF FUND PAR      RCS FUND PAR     DSF FUND PAR
                                                                        AMOUNT(000'S)      AMOUNT(000'S)   AMOUNT TO BE
                                                                                                            LIQUIDATED
                                                                                                              (000'S)
-------------------------------------------------------------------------------------------------------------------------
   DLJ Mortgage Acceptance Corp.
-------------------------------------------------------------------------------------------------------------------------
   Series 1994-MF11, Class A2                     8.10%   06/18/04                              1,000
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   Series 1994-MF11, Class A3                     8.10%   06/18/04                              4,850
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   GE Capital Mortgage Services,  Inc.
                                                                                    -               -                -
-------------------------------------------------------------------------------------------------------------------------
   Series 1994-12, Class B1                       6.00%   03/25/09                              3,065
                                                                                    -
-------------------------------------------------------------------------------------------------------------------------
   TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (USD)                                  0           8,915
                                                                                                                     -
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100% (COST OF
$68,921,149,
-------------------------------------------------------------------------------------------------------------------------
$619,222,939 AND $688,144,088 RESPECTIVELY)                                   135,439         639,674          (70,334)
                                                                     ================     ===========     ===============
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                     ISSUER                     PRO FORMA    DSF FUND MARKET   RCS FUND MARKET      DSF FUND        PRO FORMA
                                              COMBINED PAR   VALUE AMOUNT($)   VALUE AMOUNT($)  SECURITIES TO   COMBINED MARKET
                                                 AMOUNT                                          BE LIQUIDATED     VALUE AMOUNT
                                                 (000'S)                                              ($)              ($)
--------------------------------------------------------------------------------------------------------------------------------
   DLJ Mortgage Acceptance Corp.
--------------------------------------------------------------------------------------------------------------------------------
   Series 1994-MF11, Class A2                      1,000                           1,001,900                          1,001,900
                                                                          -
--------------------------------------------------------------------------------------------------------------------------------
   Series 1994-MF11, Class A3                      4,850                           4,856,305                          4,856,305
                                                                          -
--------------------------------------------------------------------------------------------------------------------------------
   GE Capital Mortgage Services,  Inc.
                                                       -                  -                -                -                 -
--------------------------------------------------------------------------------------------------------------------------------
   Series 1994-12, Class B1                        3,065                           3,015,965                          3,015,965
                                                                          -
--------------------------------------------------------------------------------------------------------------------------------
   TOTAL COLLATERALIZED MORTGAGE
   OBLIGATIONS (USD)                               8,915                           8,874,170                          8,874,170
                                                                          -                                 -
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT PORTFOLIO - 100% (COST OF
$68,921,149,
--------------------------------------------------------------------------------------------------------------------------------
$619,222,939 AND $688,144,088 RESPECTIVELY)      704,778       $131,240,502     $637,358,447     ($65,620,251)     $702,978,698
                                              ==========     ==============    =============     =============    ==============
--------------------------------------------------------------------------------------------------------------------------------


                                                                      APPENDIX A

                               SECURITIES RATINGS

The ratings of securities in which each Fund may invest will be measured at the time of purchase and, to the extent a security is assigned a different rating by one or more of the various rating agencies, Dresdner RCM will use the highest rating assigned by any agency. Dresdner RCM will not necessarily sell an investment if its rating is reduced. The following rating services describe rated securities as follows:

MOODY'S INVESTORS SERVICE, INC.

BONDS

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTES

MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

COMMERCIAL PAPER

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

--       Leading market positions in well established industries.
--       High rates of return on funds employed.
-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-- Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

BONDS

AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA -- An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC -- An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC -- An obligation rated CC is currently highly vulnerable to nonpayment.

C -- The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D -- An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

NOTES

SP-1 -- Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2 -- Satisfactory capacity to pay principal and interest.

SP-3 -- Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated `A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                                    FORM N-14

                            PART C: OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Section 2-418 of the Maryland General Corporation Law, Article VI, Section 3 of the Registrant's Articles of Incorporation, Article VI of the Registrant's By-Laws, and the Letter Agreement dated August 2, 2001 provide for indemnification.

Article VI, Section 3 of the Registrant's Articles of Incorporation provides as follows:

         To the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, the Corporation: (i) shall indemnify each of its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities; (ii) shall indemnify its currently acting and its former officers to the full extent that indemnification shall be provided to directors; and (iii) may indemnify its employees and agents, to the extent determined by the Board of Directors; in each case, subject to any limitations imposed by the 1940 Act. The foregoing rights of indemnification shall not be exclusive of any other rights to indemnification to which those seeking indemnification may be entitled. Subject to the same limitations, the Corporation also shall advance expenses to all such persons in connection with litigation or threatened litigation arising out of their services in such capacities. Subject to the same limitations, the Corporation may, by By-Law, resolution, or agreement, make further provision for indemnification of directors, officers, employees, and agents. Furthermore, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, subject to the limitations imposed by the 1940 Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a director or officer of the Corporation under this Section in respect of any act or omission that occurred prior to such amendment or repeal.

Article VI of the Registrant's By-Laws provides as follows:

         To the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, the Corporation: (i) shall indemnify each of its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities; (ii) shall indemnify its currently acting and its former officers to the full extent that indemnification shall be provided to directors; and (iii) may indemnify its employees and agents, to the extent determined by the Board of Directors; in each case, subject to any limitations imposed by the 1940 Act. The foregoing rights of indemnification shall not be exclusive of any other rights to indemnification to which those seeking indemnification may be entitled. Subject to the same limitations, the Corporation also shall advance expenses to all such persons in connection with litigation or threatened litigation arising out of their services in such capacities. Subject to the same limitations, the Board of Directors may make further provision for indemnification of directors, officers, employees, and agents. Neither the amendment nor repeal of this Article VI, nor the adoption or amendment of any other provision of these By-Laws, inconsistent with this Article VI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal, or adoption.

         The Corporation may purchase insurance on behalf of an officer or director protecting such person to the maximum extent permitted under the laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation may not purchase insurance, however, on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Corporation may indemnify or purchase insurance to the extent provided in this Article VI on behalf of an employee or agent who is not an officer or director of the Corporation.

Section 5 of the Letter Agreement dated August 2, 2001 states:

         Dresdner RCM will indemnify and hold harmless the RCS Indemnified Parties against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the RCS Indemnified Parties in connection with, arising out of, resulting from or based upon a breach of any representation, warranty or covenant of Dresdner RCM contained in this letter. The RCS Indemnified Parties will notify Dresdner RCM in writing within ten days after the receipt by any one or more of the RCS Indemnified Parties of any notice of legal process or any suit brought against or claim made against such RCS Indemnified Party as to any matters covered by this indemnification or within ten days of having discovered any loss or expense arising out of or based upon a breach of a representation, warranty or covenant of Dresdner RCM contained in this letter. Dresdner RCM shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this paragraph, or, if it so elects, to assume at its expense by counsel satisfactory to the RCS Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Dresdner RCM elects to assume such defense, the RCS Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Dresdner RCM's obligation under this paragraph to indemnify and hold harmless the RCS Indemnified Parties shall constitute a guarantee of payment so that Dresdner RCM will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this paragraph without the necessity of the RCS Indemnified Parties' first paying the same.

ITEM 16.  EXHIBITS

      1. Articles of Incorporation of RCM Strategic Global Government Fund, Inc., dated December 9, 1993 - Exhibit 1.

      2.  By-Laws of RCM Strategic Global Government Fund, Inc. - Exhibit 2.

      3.  Not Applicable.

      4. Agreement and Plan of Merger, dated August 2, 2001 - constitutes Appendix A to Part A hereof.

      5a. Portions of the Articles of Incorporation of RCM Strategic Global
          Government Fund, Inc. Relating to Stockholders' Rights - Exhibit 3.

      5b. Portions of the By-Laws of RCM Strategic Global Government Fund, Inc.
          Relating to Stockholders' Rights - Exhibit 4.

      6. Investment Management Agreement between RCM Strategic Global Government Fund, Inc. and Dresdner RCM Global Investors LLC, dated June 14, 1996 - constitutes Appendix C to Part A hereof.

      7.  Not Applicable.

      8.  Not Applicable.

      9. Custodian Agreement between RCM Strategic Global Government Fund, Inc. and State Street Bank and Trust Company, dated February 24, 1994, as amended - Exhibit 5.

      10. Not Applicable.

      11. Opinion of Ballard, Spahr, Andrews & Ingersoll, LLP, including consent - Exhibit 6.

      12. Opinion of Sullivan & Cromwell, including consent, as to Tax Matters - Exhibit 7.

      13. Letter Agreement between RCM Strategic Global Government Fund, Inc. and Dresdner RCM Global Investors LLC, dated August 2, 2001 -
          Exhibit 8.

      14 Consent of PricewaterhouseCoopers LLP, Independent Accountants to Dresdner RCM Global Strategic Income Fund, Inc. and RCM Strategic Global Government Fund, Inc. - Exhibit 9.

      15. Not Applicable.

      16. Powers of Attorney - Exhibit 10.

ITEM 17.  UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered herein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of San Francisco and State of California, on the 13th day of August, 2001.


                                                        RCM STRATEGIC GLOBAL
                                                        GOVERNMENT FUND, INC.

                                                        By:  /s/ Luke D. Knecht
                                                           --------------------
                                                        Title: President

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Name                                  Title                                                      Date
/s/ Luke D. Knecht                    President, Director and Chairman of                        August 13, 2001
------------------                    the Board; Principal Executive Officer
Luke D. Knecht

/s/ George A. Rio                     Chief Financial Officer; Principal Financial               August 13, 2001
-----------------                     Officer
George A. Rio

/s/ Steven L. Wong                    Treasurer; Principal Accounting Officer                    August 13, 2001
------------------
Steven L. Wong

/s/ Francis E. Lundy                  Director                                                   August 13, 2001
--------------------
Francis E. Lundy*

/s/ James M. Whitaker                 Director                                                   August 13, 2001
---------------------
James M. Whitaker*

/s/ Gregory S. Young                  Director                                                   August 13, 2001
--------------------
Gregory S. Young


* By Luke D. Knecht, pursuant to a duly executed Power of Attorney filed as an exhibit hereto.

                                                                       EXHIBIT 1

                            ARTICLES OF INCORPORATION
                                       OF
                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                                   ARTICLE I

           THE UNDERSIGNED, Anthony Ain, whose address is Four Embarcadero Center, Suite 2900, San Francisco, CA 94111, being at least eighteen (18) years of age and acting as incorporator, hereby forms a corporation under and by virtue of the Maryland General Corporation Law.

                                   ARTICLE II

                                      NAME

           The name of the Corporation is RCM Strategic Global Government Fund, Inc. (the "Corporation").

                                  ARTICLE III

                               PURPOSES AND POWERS

           The purposes for which the Corporation is formed are to act as an investment company under the Federal Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the "1940 Act"), and to exercise and enjoy all of the general powers, rights and privileges granted to, or conferred upon, corporations by the Maryland General Corporation Law now or hereafter in force.

                                   ARTICLE IV

                       PRINCIPAL OFFICE AND RESIDENT AGENT

           The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, a Maryland corporation, and the address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE V

                                  CAPITAL STOCK

           (1) The total number of shares of capital stock of all classes which the Corporation shall have authority to issue is Five Hundred Million (500,000,000) shares, all of which shall have a par value of one-thousandth of one cent ($.00001) per share and of the aggregate par value of Five Thousand Dollars ($5,000).

           (2)   (a)   The Board of Directors of the Corporation is authorized
to classify or to reclassify, from time to time, any unissued shares of stock of the Corporation, whether now or hereafter authorized, by setting, changing or eliminating the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the stock.

                 (b) Without limiting the generality of the foregoing, the dividends and distributions or other payments with respect to the stock of the Corporation, and with respect to each class that hereafter may be created, shall be in such amount as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from class to class to such extent and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with any applicable legislative or regulatory requirements or enabling the Corporation to qualify as a regulated investment company and to avoid liability of the Corporation for Federal income tax. However, nothing in the foregoing shall limit the authority of the Board to make distributions greater or less than the amount necessary to qualify as a regulated investment company and to avoid liability of the Corporation for such tax.

                 (c) Until such time as the Board of Directors shall provide otherwise pursuant to the authority granted in this Section (2) of this
Article V, all the authorized shares of the Corporation are designated as Common Stock. Shares of the Common Stock and the holders thereof, and shares of any class and the holders thereof, shall be subject to the following provisions, provided, however, that if no shares of any class other than Common Stock are outstanding, the shares of the Common Stock and the holders thereof shall nevertheless be subject to the following provisions except to the extent that such provisions are by their terms applicable only when shares of two or more classes are outstanding.

           (3) The net asset value of each share of the Corporation's capital stock issued, sold or purchased at net asset value shall be the current net asset value per share as determined in accordance with procedures adopted from time to time by the Board of Directors which are not inconsistent with the 1940 Act.

           (4) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such class, or pursuant to any program that the Board of Directors may have in effect at the time for the election by each stockholder of the mode of making such dividend or distribution to that stockholder.

           (5) In the event of the liquidation or dissolution of the Corporation, the holders of the Common Stock of the Corporation shall be entitled to receive all the assets of the Corporation not attributable to other classes of stock through any preference. The assets so distributable to such stockholders shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation.

           (6) Unless otherwise expressly provided in these Articles of Incorporation, including any Articles Supplementary creating any class of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class thereof, and all shares of all classes of capital stock shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class is required by the 1940 Act or the Maryland General Corporation Law, such requirement as to a separate vote by that class shall apply in lieu of a vote of all classes voting together as a single class as described above.

           (7) The Corporation shall be entitled to purchase shares of its capital stock, to the extent that the Corporation may lawfully effect such purchase under the laws of the State of Maryland, upon such terms and conditions and for such consideration as the Board of Directors shall deem advisable.

           (8) All shares purchased by the Corporation shall constitute authorized but unissued shares and the number of the authorized shares of stock of the Corporation shall not be reduced by the number of any shares purchased by it. Unless and until their classification is changed in accordance with section
(2) of this Article V, all shares of capital stock so purchased shall continue to belong to the same class to which they belonged at the time of their purchase.

           (9) The Corporation may issue shares of stock in fractional denominations to the same extent as its whole shares, and shares in fractional denominations shall be shares of capital stock having proportionately to the respective fractions represented thereby all the rights of whole shares, including, without limitation, the right to vote, the right to receive dividends and distributions, and the right to participate upon liquidation of the Corporation, but excluding the right to receive a stock certificate representing fractional shares, and whenever the words "share" or "shares" are used in these Articles of Incorporation, they shall be deemed to include fractions of shares, unless the context clearly indicates that only full shares are intended to be included.

           (10) All persons who shall acquire capital stock or other securities of the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-Laws of the Corporation, as each may be amended from time to time.

           (11) To the extent consistent with the 1940 Act and the Maryland General Corporation Law, the Corporation reserves the right to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment which alters the contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding stock.

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                                   ARTICLE VI

                      PROVISIONS FOR DEFINING, LIMITING AND
                  REGULATING CERTAIN POWERS OF THE CORPORATION
                      AND OF THE DIRECTORS AND STOCKHOLDERS


           (1) The number of directors of the Corporation shall initially be two (2). The number of directors may be increased or decreased at any time by or pursuant to the By-Laws of the Corporation but shall never be less than two (2); provided, however, that during any time when the Corporation has three (3) or more stockholders, the number of directors shall never be less than three (3); and provided further, that the number of directors shall never be more or less than permitted under the Maryland General Corporation Law and the 1940 Act. The maximum number of directors that may constitute the Corporation's Board of Directors is twelve (12). The maximum number of directors may be increased by action taken by the holders of at least seventy-five percent (75%) of the shares of capital stock then entitled to vote to increase the maximum number of directors. The names of the persons who shall act as directors until the initial annual meeting of stockholders and until their successors are duly elected and qualify are:

                 Eamonn F. Dolan
                 Ellen M. Courtien

           Beginning with the initial annual meeting of stockholders, the directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the initial annual meeting of stockholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each annual meeting of stockholders beginning with the annual meeting of stockholders next succeeding the initial annual meeting, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. A director elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. If the number of directors is changed, any increase or decrease shall be apportioned among the classes, as of the annual meeting of stockholders next succeeding any such change, so as to maintain a number of directors in each class as nearly equal as possible. In no case shall a decrease in the number of directors shorten the term of any incumbent director. Subject to any limitations imposed by the 1940 Act, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the entire Board of Directors, and any other vacancy occurring in the Board of Directors may be filled by a majority of the directors then in office, whether or not sufficient to constitute a quorum, or by a sole remaining director; provided, however, that if the stockholders of any class of the Corporation's capital stock are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or the sole remaining directors elected by that class may fill any vacancy among the number of directors elected by that class. A director elected by the Board of Directors to fill any vacancy in the Board of Directors shall serve until the next annual meeting of stockholders and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At any annual meeting of stockholders, any director elected to fill any vacancy in the Board of Directors that has arisen since the preceding annual meeting of stockholders (whether or not any such vacancy has been filled by election of a new director by the Board of Directors) shall hold office for a term which coincides with the remaining term of the class to which such directorship was previously assigned, if such vacancy arose other than by an increase in the number of directors, and until his successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of directors, any director so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the class to which such directorship has been apportioned as heretofore provided, and until his successor shall be elected and shall qualify. A director may be removed for cause only, and not without cause, and only by action taken by the holders of at least seventy-five percent (75%) of the shares of capital stock then entitled to vote in an election of such director.

           (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or in the By-Laws of the Corporation or in the Maryland General Corporation Law or the 1940 Act.

           (3) To the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, the Corporation: (i) shall indemnify each of its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities; (ii) shall indemnify its currently acting and its former officers to the full extent that indemnification shall be provided to directors; and (iii) may indemnify its employees and agents, to the extent determined by the Board of Directors; in each case, subject to any limitations imposed by the 1940 Act. The foregoing rights of indemnification shall not be exclusive of any other rights to indemnification to which those seeking indemnification may be entitled. Subject to the same limitations, the Corporation also shall advance expenses to all such persons in connection with litigation or threatened litigation arising out of their services in such capacities. Subject to the same limitations, the Corporation may, by By-Law, resolution, or agreement, make further provision for indemnification of directors, officers, employees, and agents. Furthermore, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, subject to the limitations imposed by the 1940 Act, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders. No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a director or officer of the Corporation under this Section in respect of any act or omission that occurred prior to such amendment or repeal.

           (4) The Board of Directors of the Corporation shall have the exclusive authority to make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the 1940 Act.

           (5) For purposes of these Articles of Incorporation and the Corporation's By-Laws, the term "Continuing Director" shall mean any member of the Board of Directors who:

                 (a) Is not a person or an affiliated person (as that term is defined in Section 2(3) of the Investment Company Act of 1940) of a person who enters or proposes to enter into a transaction with the Corporation pursuant to
Section 2(a) of Article VIII of these Articles of Incorporation and has been a member of the Board of Directors for a period of at least twelve months (or since the commencement of the Corporation's operations, if less than twelve months), or

                 (b) Is a successor to a Continuing Director who is unaffiliated with a person who enters or proposes to enter into a transaction with the Corporation pursuant to Section 2(a) of Article VIII of these Articles of Incorporation and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then members of the Board of Directors.

                                  ARTICLE VII

                           DENIAL OF PREEMPTIVE RIGHTS

           No stockholder of the Corporation shall by reason of holding shares of capital stock have any preemptive or preferential right to purchase or subscribe to any shares of capital stock of the Corporation, now or hereafter authorized, or any notes, debentures, bonds or other securities convertible into shares of capital stock, now or hereafter to be authorized, whether or not the issuance of any such shares of capital stock, or notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder; and the Board of Directors may issue shares of any class of capital stock of the Corporation, or any notes, debentures, bonds, or other securities convertible into shares of any class of capital stock of the Corporation, either in whole or in part, to one or more of the existing stockholders.

                                  ARTICLE VIII

                          CERTAIN VOTES OF STOCKHOLDERS

           (1)   Except as otherwise provided in Section (2) of this
Article VIII, Section (1) of Article VI, the first paragraph of Article XII and the second sentence of Article XIII, any action otherwise required under the laws of the State of Maryland to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the votes of all classes of capital stock of the Corporation (or of any class entitled to vote thereon as a separate class) (a "Maryland statutory supermajority requirement") shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the aggregate number of shares of capital stock of the Corporation outstanding and entitled to vote thereon (or, if shares are voted by separate classes, by a majority of the aggregate number of shares of each class entitled to vote thereon as a separate class), notwithstanding any Maryland statutory supermajority requirement.

           (2)   (a)   Except as otherwise provided in paragraph (b) of this
Section (2) of this Article VIII, the affirmative votes of at least seventy-five percent (75%) of the directors of the Corporation and at least seventy-five percent (75%) of the shares of the capital stock of the

Corporation outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:

                       (1) The merger or consolidation or share exchange of the Corporation with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization);

                       (2) the issuance or transfer by the Corporation (in one or a series of transactions in any 12-month period) of any securities of the Corporation to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (i) sales of any securities of the Corporation in connection with a public offering thereof, (ii) issuances of securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation pursuant to Section (4) of Article V of these Articles of Incorporation and (iii) issuances of securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

                       (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Corporation (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Corporation having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Corporation in the ordinary course of its business;

                       (4) any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to these Articles of Incorporation to terminate its existence; and

                       (5) any shareholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets.

                 (b)   Notwithstanding paragraph (a) of this Section (2) of this
Article VIII, so long as each action is approved by both a majority of the entire Board of Directors and seventy-five percent (75%) of the Continuing Directors (as that term is defined in Section (5) of Article VI of these Articles of Incorporation), and so long as all other conditions and requirements, if any, provided for in the By-Laws have been satisfied, then the shareholder vote, if any, necessary to authorize the actions identified in paragraph (a) of this Section (2) of Article VIII shall be as follows:

                       (1) Affirmative vote of only a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon shall be necessary to authorize any action that involves substantially all of the Corporation's assets listed in paragraphs (a)(1) and (a)(3) of this Section (2) of this Article VIII;

                       (2) affirmative vote of only a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereon shall be necessary to authorize the actions listed in paragraph (a)(4) of this Section (2) of this Article VIII; and

                       (3) no shareholder vote will be required to approve any of the actions listed in paragraphs (a)(2) and (a)(5) of Section (2) of this Article VIII.

                                   ARTICLE IX

                              DETERMINATION BINDING

           Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the authority or the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                   ARTICLE X

                        PRIVATE PROPERTY OF STOCKHOLDERS

           The private property of stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

                                   ARTICLE XI

                               PERPETUAL EXISTENCE

           The duration of the Corporation shall be perpetual.

                                  ARTICLE XII

                         CONVERSION TO OPEN-END COMPANY

           Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, a favorable vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Corporation entitled to be voted on the matter, shall be required to approve, adopt or authorize an amendment to these Articles of Incorporation that makes the Common Stock or any other class of capital stock a "redeemable security" as that term is defined in the 1940 Act, unless a majority of the Board of Directors and seventy-five percent (75%) of the Continuing Directors (as defined in Section (5) of Article VI of these Articles of Incorporation) entitled to vote on the matter approve of such action. In the event of such approval by the Board of Directors and the Continuing Directors, the affirmative vote of a majority of shares of capital stock of the Corporation entitled to be voted on the matter shall be required to approve, adopt or authorize the foregoing amendment to these Articles of Incorporation.

           The Corporation shall notify the holders of all capital stock of the approval, in accordance with the preceding paragraph of this Article XII, of any amendment to these Articles of Incorporation that makes the Common Stock a "redeemable security" (as that term is defined in the 1940 Act) no later than thirty (30) days prior to the date of filing of such amendment with the Department of Assessments and Taxation (or any successor agency) of the State of Maryland; such amendment may not be so filed, however, until the later of (a) ninety (90) days following the date of approval of such amendment by the holders of capital stock in accordance with the preceding paragraph of this Article XII and (b) the next January 1 or July 1, whichever is sooner, following the date of such approval by holders of capital stock.

                                  ARTICLE XIII

                                    AMENDMENT

           (1) The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, these Articles of Incorporation or the By-Laws of the Corporation), the amendment or repeal of Section (1), Section (3), or Section
(4) of Article VI, Sections (1) or (2) of Article VIII, Article X, Article XI,
Article XII or this Article XIII of these Articles of Incorporation shall require the affirmative vote of the holders of at least seventy-five percent (75%) of the shares then entitled to be voted on the matter.

           (2)   (a)   The Board of Directors shall have the power to adopt,
alter, or repeal any By-Laws of the Corporation and to make new By-Laws, if the resolution adopting, altering, repealing, or making any such By-Law is approved by a majority of the Board of Directors and 75% of the Continuing Directors (as that term is defined in Section (5) of Article VI of these Articles of Incorporation); provided, however, that the Board of Directors shall not have the power to alter or repeal any By-Law adopted by the stockholders that provides, by its terms, that it may not be amended or repealed by the Board of Directors.

                 (b) The stockholders shall have the power to adopt, alter, or repeal any By-Laws of the Corporation and to make new By-Laws.

           IN WITNESS WHEREOF, the undersigned incorporator of RCM Strategic Global Government Fund, Inc. hereby executes the foregoing Articles of Incorporation and acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

           Dated the 9th day of December, 1993.



                                                    /s/ Anthony Ain
                                           -------------------------------------
                                                        Anthony Ain





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

                                                                       EXHIBIT 2



                                     BYLAWS

                                       OF

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                                   ARTICLE I

                                     OFFICES

     Section 1. PRINCIPAL OFFICE. The principal office of the Corporation shall be in the City of Baltimore, State of Maryland, or at any other place or places, whether or not within the State of Maryland, as the Board of Directors may designate.

     Section 2. PRINCIPAL EXECUTIVE OFFICE. The principal executive offices of the Corporation shall be at Four Embarcadero Center, Suite 2800, San Francisco, CA 94111.

     Section 3. OTHER OFFICES. The Corporation may have such other offices in such places as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   ARTICLE II

                             MEETING OF STOCKHOLDERS

     Section 1. ANNUAL MEETING. An annual meeting of the stockholders of the Corporation for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held (i) in the year 1994, at such time as the Board of Directors may specify, and (ii) beginning with the year 1995, on the day in March of each year as shall be designated annually by the Board of Directors.

     Section 2. SPECIAL MEETINGS. Special meetings of the stockholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, by the President, or on the written request of the holders of at least 25% of the outstanding capital stock of the Corporation entitled to vote at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at such a meeting, a special meeting need not be called to consider any matter that is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months. No business shall be transacted at any special meeting except as provided in the notice of meeting.

     Section 3. PLACE OF MEETINGS. Annual and special meetings of the stockholders shall be held at the principal executive office of the Corporation or at such other place within the United States as the Board of Directors may from time to time determine and as shall be stated in the notice of the meeting.

     Section 4. NOTICE OF MEETINGS; WAIVER OF NOTICE. Notice of the place, date and time of the holding of each annual and special meeting of the stockholders and the purpose or purposes of each special meeting shall be given personally or by mail, not less than ten nor more than ninety days before the date of such meeting, to each stockholder entitled to vote at such meeting and to each other stockholder entitled to notice of the meeting. Notice by mail shall be deemed to be duly given when deposited in the United States mail addressed to the stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, or who shall, either before or after the meeting, submit a signed waiver of notice which is filed with the records of the meeting.

     If any meeting of the shareholders shall be adjourned to another time and place not more than 120 days after the original record date, and if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken, no further notice of such meeting need be given.

     Section 5. QUORUM. At all meetings of the stockholders, the holders of a majority of the shares of stock of the Corporation entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business, but this Section 5 shall not affect any requirement under the laws of the State of Maryland, the Investment Company Act of 1940, including the rules and regulations thereunder (the "1940 Act"), or the Articles of Incorporation for the vote necessary for the adoption of any measure. In the absence of a quorum, no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by these By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the laws of the State of Maryland, the 1940 Act, any other applicable statute, the Articles of Incorporation, or these By-Laws, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

     Section 6. ORGANIZATION. At each meeting of the stockholders, the Chairman of the Board (if one has been designated by the Board of Directors), or in the Chairman of the Board's absence or inability to act, the President, or in the absence or inability of the Chairman of the Board and the President, a Vice President, shall act as chairman of the meeting. The Secretary, or in the Secretary's absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

     Section 7. ORDER OF BUSINESS. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting.

     Section 8. FIXING OF RECORD DATE. The Board of Directors may set a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of the stockholders, or in order to make a determination of stockholders for any other proper purpose. For purposes of determining the record date for any meeting of shareholders, the record date may not be prior to the close of business on the day the record date is fixed, and shall be not more than ninety nor less than ten days before the date of the meeting of the stockholders. Only those persons who were holders of record of shares at such time shall be entitled to vote at such meeting and any adjournment thereof.

     Section 9. VOTING. Except as otherwise provided by the laws of the State of Maryland, the 1940 Act, or the Articles of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock (regardless of class) standing in such stockholder's name on the record of stockholders of the Corporation as of the record date determined pursuant to
Section 8 of this Article or, if such record date shall not have been so fixed, then at the later of (i) the close of business on the day on which notice of the meeting is mailed or (ii) the thirtieth day before the meeting. With respect to the election of directors, each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted, and directors shall be elected by plurality vote. Except as otherwise provided by the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation or these By-Laws, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action, provided that a quorum is present.

     Section 10. PROXIES. Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his duly authorized attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where such proxy states that it is irrevocable and where an irrevocable proxy is permitted by law.

     Section 11. VOTING BY BALLOT. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

     Section 12. VOTING OF SHARES BY CERTAIN HOLDERS. Shares registered in the name of another corporation, if entitled to be voted, may be voted by the President, a Vice President, or a proxy appointed by the President or a Vice President of such other corporation, unless some other person who has been appointed to vote such shares pursuant to a by-law or a resolution of the board of directors of such other corporation presents a certified copy of such by-law or resolution, in which case such person may vote such shares. Any fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy.

     Shares of its own stock directly or indirectly owned by the Corporation shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of shares outstanding at any given time.

     The Board of Directors may adopt by resolution a procedure whereby a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are hold for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification, and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure that the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

     Section 13. INSPECTORS. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any stockholder entitled to vote thereat shall, appoint inspectors. The inspectors shall determine the number of shares outstanding and the voting powers of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. Any such report shall be signed by the inspector, if there is a single inspector, or by a majority of the inspectors, if there is more than one inspector. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders.

     Section 14. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Except as otherwise provided by the laws of the State of Maryland, the 1940 Act, or the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of stockholders meetings: (i) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat.

                                  ARTICLE III

                               BOARD OF DIRECTORS

     Section 1. GENERAL POWERS. Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation or these By-Laws.

     Section 2. NUMBER OF DIRECTORS. Except as otherwise provided in the Articles of Incorporation, the number of directors shall be fixed, and may be increased or decreased from time to time, by resolution of the Board of Directors adopted by a majority of the Continuing Directors (as that term is defined in Section (5) of Article VI of the Articles of Incorporation) then in office; provided, however, that the number of directors shall in no event be less than two nor more than twelve. Any vacancy created by an increase in Directors may be filled in accordance with Section 6 of this Article III. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless such Director is specifically removed pursuant to Section 5 of this Article III at the time of such decrease. Directors need not be stockholders.

     Section 3. TERM OF DIRECTORS. The term of office of each director shall be from the time of his election and qualification until the earlier of the following events: (i) if elected by the shareholders, the expiration of the term of his class, or (ii) if elected by the Board of Directors, until the annual election of directors next succeeding his election and until his successor shall have been elected and shall have qualified, or (iii) his death, or (iv) if he has resigned, the date on which his resignation is effective, or (v) if he is removed as a director as hereinafter provided in these By-Laws, or as otherwise provided by the laws of the State of Maryland, the 1940 Act, or the Articles of Incorporation, the date on which his removal is effective.

     Section 4. RESIGNATION. A director of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5. REMOVAL OF DIRECTORS. Any director of the Corporation may be removed for cause (but not without cause) by the stockholders by a vote of seventy-five percent (75%) of the votes entitled to be cast for the election of directors, and the stockholders may elect a successor to fill any resulting vacancy for the remainder of the term of the removed director.

     Section 6. VACANCIES. Subject to the provisions of the laws of the State of Maryland and the 1940 Act, any vacancies in the Board of Directors arising from death, resignation, removal, or any other cause other than an increase in the number of directors, shall be filled by a vote of a majority of the remaining members of the Board of Directors, whether or not sufficient to constitute a quorum, if the new director so elected is also approved by a majority of the

Continuing Directors then in office. Any vacancy on the Board of Directors by reason of an increase in the number of directors may be filled by a majority vote of the entire Board of Directors, and if the new director so elected is also approved by a majority vote of the Continuing Directors. A director elected to serve by the Board of Directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his successor is elected and qualifies, subject, however, to prior death, resignation, retirement, disqualification, or removal from office, as provided herein.

     Section 7. PLACE OF MEETINGS. Meetings of the Board of Directors may be held at such place as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting.

     Section 8. REGULAR MEETING. Regular meetings of the Board of Directors may be held without notice at such time and place as may be determined by the Board of Directors.

     Section 9. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of two or more directors of the Corporation or by the Chairman of the Board or the President.

     Section 10. TELEPHONE MEETINGS. Members of the Board of Directors or of any committee thereof may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Subject to the provisions of the 1940 Act, participation in a meeting by these means constitutes presence in person at the meeting.

     Section 11. ANNUAL MEETING. The annual meeting of each newly elected Board of Directors (including a Board of Directors to which only one class of directors has been newly elected) shall be held immediately after the meeting of stockholders at which directors were elected, if practicable and convenient, and otherwise within a reasonable time period thereafter. No notice of such annual meeting shall be necessary if held immediately after the adjournment, and at the site, of the meeting of stockholders. If not so held, notice shall be given as hereinafter provided for special meetings of the Board of Directors.

     Section 12. NOTICE OF MEETINGS. To the extent required by the laws of the State of Maryland or the 1940 Act, notice of each meeting of the Board of Directors shall be given by the Secretary as hereinafter provided, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director, either personally or by telephone or facsimile or by any other standard form of telecommunication, at least twenty-four hours before the time at which such meeting is to be held, or mailed by first-class mail, postage prepaid, addressed to him at his residence or usual place of business, at least three days before the day on which such meeting is to be held. If mailed, such notice shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Neither the business to be transacted at, nor the purpose of, any annual, regular, or special meeting of the Board of Directors need be stated in the notice, unless specifically required by the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation, or these By-Laws.

     Section 13. WAIVER OF NOTICE OF MEETINGS. Notice of any special meeting need not be given to any director who shall, either before or after the meeting, sign a written waiver of notice which is filed with the records of the meeting or who shall attend such meeting.

     Section 14. QUORUM AND VOTING. One-third, but not less than two, of the members of the entire Board of Directors shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting. Except as otherwise expressly required by the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation, or these By-Laws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors; provided, however, that (i) the approval of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, which the Corporation enters into or any renewal or amendment thereof,
(ii) the approval of the fidelity bond required by the 1940 Act, and (iii) the selection of the Corporation's independent public accountants, shall each require the affirmative vote of a majority of the directors who are not interested persons, as defined in the 1940 Act, of the Corporation. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place until a quorum shall be present thereat. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 15. ORGANIZATION. The Board of Directors may, by resolution adopted by a majority of the entire Board of Directors, designate a Chairman of the Board, who shall preside at each meeting of the Board of Directors. In the absence or inability of the Chairman of the Board to preside at a meeting, the President or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside thereat. The Secretary (or, in his absence or inability to act, any person appointed by the Chairman) shall act as secretary of the meeting and keep the minutes thereof.

     Section 16. WRITTEN CONSENT OF DIRECTORS IN LIEU OF A MEETING. Subject to the provisions of the laws of the State of Maryland and the 1940 Act, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such written consent or consents are filed with the minutes of the proceedings of the Board of Directors or the committee.

     Section 17. COMPENSATION. Directors shall be entitled to receive, in accordance with a resolution passed by the Board of Directors, compensation for their services and for the cost of attendance at each annual, regular, or special meeting of the Board of Directors or any committee thereof. Nothing herein shall be construed as precluding any director from serving the Corporation in any other capacity and receiving compensation therefor.

     Section 18. INVESTMENT POLICIES. It shall be the duty of the Board of Directors to ensure that the purchase, sale, retention and disposal of portfolio securities and the other investment practices of the Corporation are at all times consistent with the investment policies and restrictions with respect to securities investments and otherwise of the Corporation, as recited in the Prospectus included in the registration statement of the Corporation relating to the initial public offering of shares of its capital stock, as filed with the Securities and Exchange Commission (or as such investment policies and restrictions may be modified by the Board of Directors or, if required, by majority vote of the stockholders of the Corporation in accordance with the 1940 Act) and as required by the 1940 Act. The Board of Directors may delegate the duty of management of the assets and the administration of its day to day operations to one or more individuals or corporate management companies and/or investment advisers pursuant to a written contract or contracts which have obtained the requisite approvals, including any requisite approvals of renewals thereof, of the Board of Directors and/or the stockholders of the Corporation in accordance with the provisions of the 1940 Act.

     Section 19. NET ASSET VALUE. The Board of Directors shall determine the times and method of calculation of the net asset value per share of the Corporation subject to conditions with the requirements of the 1940 Act. The Board of Directors may delegate its duties with respect to calculation of the net asset value per share of the Corporation to one or more individuals or corporate management companies and/or investment advisers pursuant to a written contract or contracts which have obtained the requisite approvals, including any requisite approvals of renewals thereof, of the Board of Directors and/or the stockholders of the Corporation in accordance with the provisions of the 1940 Act.

     Section 20. DEFINITION OF "CONTINUING" DIRECTORS. For purposes of the Articles of Incorporation and these By-Laws, the term "Continuing Director" shall have the same meaning as that term is given in Section (5) of Article VI of the Articles of Incorporation.

                                   ARTICLE IV

                                   COMMITTEES

     Section 1. COMMITTEES OF THE BOARD OF DIRECTORS. The Board of Directors may from time to time, by resolution adopted by a majority of the members of the entire Board of Directors, designate one or more committees of the Board of Directors, each such committee to consist of two or more directors and to have such powers and duties, to the extent permitted by the laws of the State of Maryland and the 1940 Act, as the Board of Directors may, by resolution, prescribe. The Board of Directors shall have the power to determine the size of each committee, to name (or to change, from time to time) the members of each committee, to designate alternate members to replace any absent or disqualified member, or to dissolve any such committee. Each member of any committee of the Board of Directors shall serve at the pleasure of the Board of Directors, and may be removed from such committee at any time by the vote of a majority of the members present at any meeting of the Board of Directors. Nothing herein shall be deemed to prevent the Board of Directors from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority or power of the Board of Directors in the management of the business or affairs of the Corporation.

     Section 2. MEETINGS; QUORUM. One-third, but not less than two, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board of Directors may designate a chairman of any committee and such chairman, or the Chairman of the Board of Directors or the President, may fix the time and place of the Committee's meetings unless the Board of Directors shall otherwise provide. In the absence or disqualification of any member of any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may (i) unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member, (ii) determine that, for purposes of that meeting, the member so appointed shall replace any other member of the committee, and (iii) determine that such member may serve in such capacity until the next meeting of the Board of Directors. For purposes of determining whether a quorum of the committee exists, any such member of the Board of Directors appointed by the member or members of the committee present shall be treated as a member of the committee, and any member so replaced shall not be treated as a member of the committee.

                                   ARTICLE V

                         OFFICERS, AGENTS AND EMPLOYEES

     Section 1. ELECTION OR APPOINTMENT OF OFFICERS. The officers of the Corporation shall include a President, who shall be a director of the Corporation, a Secretary and a Treasurer, each of whom shall be elected or appointed by the Board of Directors. The Board of Directors may elect or appoint one or more Vice Presidents and may also elect or appoint such other officers, agents and employees, and may give any officers so elected any title or titles, as it may deem necessary or proper. Any two or more offices may be held by the same person, except the offices of President and Vice President, but no officer shall execute, acknowledge or verify any instrument as an officer in more than one capacity. Such officers shall be elected or appointed by the Board of Directors each year at its first meeting held after the annual meeting of stockholders, or at any other time. Officers serve at the pleasure of the Board of Directors. Each officer shall hold office until the next annual meeting of the stockholders and until his successor shall have been duly elected or appointed and shall have qualified, or until his death, or until he shall have resigned, or have been removed, as hereinafter provided in these By-Laws. In its discretion, the Board of Directors may leave unfilled any office except those of President, Treasurer, and Secretary. The Board of Directors may from time to time elect or appoint, or delegate to the President the power to appoint, such officers (including one or more Assistant Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries) and such agents, as may be necessary or desirable for the business of the Corporation. Such officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board of Directors or by the appointing authority.

     Section 2. EFFECT OF ELECTION OR APPOINTMENT OF OFFICERS, AGENTS, AND EMPLOYEES. The election or appointment of any officer or agent of the Corporation shall not, of itself, create any contract rights between the Corporation and such officer, agent, or employee.

     Section 3. RESIGNATIONS. Any officer of the Corporation may resign at any time by giving written notice of resignation to the Board of Directors, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall be necessary to make it effective.

     Section 4. REMOVAL OF OFFICER, AGENT OR EMPLOYEE. Any officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time in the sole discretion of the Board of Directors, and the Board of Directors may delegate such power of removal to any officer in respect of officers, agents, or employees under his control. Such removal shall be without prejudice to such person's contract rights, if any.

     Section 5. VACANCIES. A vacancy in any office, either arising from death, resignation, removal, creation of a new office, or any other cause, may be filled by the Board of Directors for the unexpired portion of the term of the office which shall be vacant.

     Section 6. COMPENSATION. The compensation of the officers of the Corporation shall be fixed by the Board of Directors, but this power may be delegated to any officer in respect of other officers under his control.

     Section 7. BONDS OR OTHER SECURITY. If required by the Board of Directors, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board of Directors may require.

     Section 8. PRESIDENT. The President shall be the chief executive officer of the Corporation. In the absence of the Chairman of the Board (or if there be none), he shall preside at all meetings of the stockholders and of the Board of Directors. To the extent permitted by the laws of the State of Maryland and the 1940 Act, the President shall be a member ex officio of each committee of the Board of Directors of which he is not officially a member. The President shall have, subject to the control of the Board of Directors, general supervision and control of the business and affairs of the Corporation. The President may, to the extent permitted by the laws of the State of Maryland and the 1940 Act, execute any deed, mortgage, bond, contract, or other instrument to which the Corporation is a party except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these By-Laws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed. The President may employ and discharge employees and agents of the Corporation, and in general shall perform all duties incident to the Office of President, as well as such other duties as may be prescribed by the Board of Directors from time to time. To the extent consistent with the laws of the State of Maryland and the 1940 Act, the President may delegate any or all of the powers listed in this Section 8 of Article V to any other officer of the Corporation.

     Section 9. VICE PRESIDENT. Each Vice President shall have such powers and perform such duties as the Board of Directors or the President may from time to time prescribe. The Board of Directors may designate one or more Vice Presidents as Executive Vice President or as Vice President for a particular area of responsibility. Unless and until the Board of Directors determines otherwise, in the absence of the President or in the event of a vacancy in such office, the most senior Executive Vice President, or, if none such exists, the most senior Vice President (based on the order of election of all Vice Presidents currently in office) shall perform the duties of the President and when so acting shall have all the powers of, and shall be subject to the same restrictions as, the President.

     Section 10.  TREASURER. The Treasurer shall:

           (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation, except those which the Corporation has placed in the custody of a bank or other entity permitted to act as custodian for the Corporation under the 1940 Act pursuant to a written agreement designating such bank or other entity as a custodian or sub-custodian of the property of the Corporation;

           (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

           (c) cause all moneys and other valuables to be deposited to the credit of the Corporation in such depositories as may be designated, from time to time, by the Board of Directors;

           (d) receive, and give receipts for, moneys due and payable, to the Corporation from any source whatsoever;

           (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board of Directors, taking proper vouchers therefor;

           (f) render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation; and

           (g) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

     Section 11.  SECRETARY. The Secretary shall:

           (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board of Directors, the committees of the Board of Directors and the stockholders;

           (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

           (c) be custodian of the corporate records and the seal of the Corporation and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

           (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

           (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the President.

     Section 12. DELEGATION OF DUTIES. In case of the absence of any officer of the Corporation, or for any other reason that the Board of Directors may deem sufficient, the Board of Directors may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.

                                   ARTICLE VI

                                 INDEMNIFICATION

To the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, the Corporation: (i) shall indemnify each of its currently acting and its former directors against any and all liabilities and expenses incurred in connection with their services in such capacities; (ii) shall indemnify its currently acting and its former officers to the full extent that indemnification shall be provided to directors; and (iii) may indemnify its employees and agents, to the extent determined by the Board of Directors; in each case, subject to any limitations imposed by the 1940 Act. The foregoing rights of indemnification shall not be exclusive of any other rights to indemnification to which those seeking indemnification may be entitled. Subject to the same limitations, the Corporation also shall advance expenses to all such persons in connection with litigation or threatened litigation arising out of their services in such capacities. Subject to the same limitations, the Board of Directors may make further provision for indemnification of directors, officers, employees, and agents. Neither the amendment nor repeal of this Article VI, nor the adoption or amendment of any other provision of these By-Laws, inconsistent with this Article VI, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal, or adoption.

           The Corporation may purchase insurance on behalf of an officer or director protecting such person to the maximum extent permitted under the laws of the State of Maryland, from liability arising from his activities as officer or director of the Corporation. The Corporation may not purchase insurance, however, on behalf of any officer or director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

           The Corporation may indemnify or purchase insurance to the extent provided in this Article VI on behalf of an employee or agent who is not an officer or director of the Corporation.

                                  ARTICLE VII

                                  CAPITAL STOCK

     Section 1. STOCK CERTIFICATES. Each holder of stock of the Corporation shall be entitled upon request to have a certificate or certificates, in such form as shall be approved by the Board of Directors, representing the number of shares of the Corporation owned by him, provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by or in the name of the Corporation by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

     Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. Each certificate representing stock which is restricted as to its transferability or voting powers, which is preferred or limited as to its dividends or as to its share of the assets upon liquidation or which is redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference, or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such a statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any stockholder, upon request and without charge, a full statement of such information.

     Section 2. BOOKS OF ACCOUNTS AND RECORD OF STOCKHOLDERS. There shall be kept at the principal executive office of the Corporation or at the office of its transfer agent correct and complete books and records containing the name and address of each stockholder and the number of shares of stock of each class held by such stockholder.

     Section 3. TRANSFERS OF SHARES. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. When such requirements are satisfied and the transfer has been recorded on the books of the Corporation, the Corporation shall cancel the old certificate and issue a new certificate to the person entitled thereto. Except as otherwise provided by law or these By-Laws, the Corporation shall be entitled to recognize the exclusive rights of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

     Section 4. REGULATIONS. The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

     Section 5. LOST, DESTROYED OR MUTILATED CERTIFICATES. The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of such certificate, and, upon request, shall provide to the Corporation an affidavit of the rightful holder of such certificate stating that such certificate has been lost, stolen, destroyed, or mutilated, as the case may be. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated. Prior to issuing a new certificate to replace any certificate alleged to have been lost, stolen, destroyed, or mutilated, the Board of Directors may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute. discretion may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

     Section 6. FIXING OF A RECORD DATE FOR DIVIDENDS AND DISTRIBUTIONS. The Board of Directors may fix, in advance, a date not more than ninety days preceding the date fixed for the payment of any dividend or the making of any distribution. Once the Board of Directors fixes a record date as the record date for the determination of the stockholders entitled to receive any such dividend or distribution, in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend or distribution.

     Section 7. INFORMATION TO STOCKHOLDERS AND OTHERS. Any stockholder of the Corporation or his agent may inspect and copy during usual business hours the Corporation's By-Laws, minutes of the proceedings of its stockholders, annual statements of its affairs, and voting trust agreements on file at its principal executive office.

                                  ARTICLE VIII

                                      SEAL

           The seal of the Corporation shall be circular in form and shall bear, in addition to any other emblem or device approved by the Board of Directors, the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Maryland." The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE IX

                                   FISCAL YEAR

           Unless otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on the 31st of December.

                                   ARTICLE X

                           DEPOSITORIES AND CUSTODIANS

     Section 1. DEPOSITORIES. The funds of the Corporation shall may be deposited with such banks or other depositories as the Board of Directors of the Corporation may from time to time determine.

     Section 2. CUSTODIANS. All securities and other investments may be deposited in the safe keeping of such banks or other companies as the Board of Directors of the Corporation may from time to time determine. Every arrangement entered into with any bank or other company for the safe keeping of the securities and investments of the Corporation shall contain provisions complying with the 1940 Act.

                                   ARTICLE XI

                           CONTRACTS; SAFEKEEPING AND
                        TRANSFER OF FUNDS AND SECURITIES

     Section 1. CONTRACTS. Subject to the requirements of the 1940 Act, the Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

     Section 2. CHECKS, NOTES, DRAFTS, ETC. Checks, notes, drafts, acceptances, bills of exchange, and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution shall from time to time designate, and such authority may be general or confined to specific instances.

     Section 3. SALE OR TRANSFER OF SECURITIES. Stock certificates, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of subject to any limits imposed by these By-Laws and pursuant to authorization by the Board of Directors and, when so authorized to be held on behalf of the Corporation or sold, transferred or otherwise disposed of, may be transferred from the name of the Corporation by the signature of the President or a Vice President or the Treasurer or pursuant to any procedure approved by the Board of Directors, subject to applicable law.

     Section 4. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies, or other depositories as the Board of Directors may designate, to the extent not inconsistent with the 1940 Act.

                                  ARTICLE XII

                         INDEPENDENT PUBLIC ACCOUNTANTS

           The firm of independent public accountants which shall sign or certify the financial statements of the Corporation which are filed with the Securities and Exchange Commission shall, to the extent required by the 1940 Act, be selected annually by the Board of Directors and ratified by the stockholders in accordance with the provisions of the 1940 Act.

                                  ARTICLE XIII

                                ANNUAL STATEMENT

           The books of account of the Corporation shall be examined by an independent firm of public accountants at the close of each annual period of the Corporation and at such other times as may be directed by the Board of Directors. A report to the stockholders based upon each such examination shall be mailed to each stockholder of the Corporation of record on such date with respect to each report as may be determined by the Board of Directors, at his address as the same appears on the books of the Corporation. Such annual statement shall also be available at the annual meeting of stockholders and be placed on file at the Corporation's principal office in the State of Maryland. Each such report shall show the assets and liabilities of the Corporation as of the close of the annual or other period covered by the report and the other assets, including securities, in which the funds of the Corporation were then invested. Such report shall also show the Corporation's income and expenses for the period from the end of the Corporation's preceding fiscal year to the close of the annual or other period covered by the report and any other information required by the 1940 Act, and shall set forth such other matters as the Board of Directors or such firm of independent public accountants shall determine.

                                  ARTICLE XIV

                                   AMENDMENTS

           These By-Laws shall not be amended, altered, or repealed, and no new By-Law shall be adopted, except in accordance with the requirements of Section (2) of Article XIII of the Articles of Incorporation.

                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.

                          Regular Meeting of Directors

                                December 8, 1998



                                BY-LAW AMENDMENTS

RESOLVED:      That the Fund's By-laws are hereby amended as follows:


     1.     The following sentence is added at the end of Article II, Section 1:

     "Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except as otherwise provided by statute, by the Articles of Incorporation or by these By-laws."

     2. That the final sentence in Article II, Section 2 be amended to provide as follows:

     "No business shall be transacted at any special meeting except as provided in the notice of meeting or as otherwise provided in Section 15 of these By-laws."

     3. That the following Section 15 shall be added to Article II of the By-laws:

     Section 15. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

     (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this
Section 15.

     (b) For any matter to be properly before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or
(iii) brought before the annual meeting in the manner specified in this Section 15(b) by a stockholder of record or a stockholder (a "Nominee Holder") that holds voting securities entitled to vote at meetings of stockholders through a nominee or "street name" holder of record and that can demonstrate to the Corporation such indirect ownership and such Nominee Holder's entitlement to vote such securities.

     In addition to any other requirements under applicable law and the Articles of Incorporation and By-laws of the Corporation, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders may be properly brought before a stockholder meeting only pursuant to timely notice (the "Stockholder Notice") in writing to the Secretary of the Corporation. To be timely, the Stockholder Notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 45 nor more than 60 days prior to the date the Corporation first mailed its proxy materials for the prior year's annual meeting; provided however, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the annual meeting for the preceding year and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date 45 days prior to such Other Annual Meeting Date or (ii) the 10th business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

     Any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation shall deliver, as part of such Stockholder Notice: (i) a statement in writing setting forth (A) the name of the person or persons to be nominated, (B) the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such nominee(s), (C) the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of
Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), (D) whether such stockholder believes any nominee will be an "interested person" of the Corporation (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding each nominee that will be sufficient for the Corporation to make such determination, and (E) the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder; (ii) each nominated person's signed consent to serve as a director of the Corporation if elected; (iii) such stockholder's name and address; and (iv) in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of, and entitlement to vote, securities at the meeting of stockholders.

     Any stockholder who gives a Stockholder Notice of any matter proposed to be brought before the meeting (not involving nominees for director) shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented, a brief written statement of the reasons why such stockholder favors the proposal, such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder) and, in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of, and entitlement to vote, securities at the meeting of stockholders. As used in this Section 15, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

     Notwithstanding anything in this Section 15(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at a meeting of stockholders is increased and either all of the nominees for director or the size of the increased Board of Directors are not publicly announced or disclosed by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the 10th business day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

     (c) Only such matters shall be properly brought before a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Notice to the Secretary of the Corporation required by Section 15(b) hereof shall be delivered to or mailed and received by the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting are publicly announced or disclosed.

     (d) For purposes of this Section 15, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

     (e) In no event shall the adjournment of an annual meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 15.

     (f) The person presiding at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 15 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

                                                                       EXHIBIT 3

                    RCM Strategic Global Government Fund Inc.
     Provisions in Articles of Incorporation Defining Rights of Stockholders

                                    Article V
                                  CAPITAL STOCK

 . . .

(4) Shares of each class of stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to such class, or pursuant to any program that the Board of Directors may have in effect at the time for the election by each stockholder of the mode of making such dividend or distribution to that stockholder.

(5) In the event of the liquidation or dissolution of the Corporation, the holders of the Common Stock of the Corporation shall be entitled to receive all the assets of the Corporation not attributable to other classes of stock through any preference. The assets so distributable to such stockholders shall be distributed among such stockholders in proportion to the number of shares of that class held by them and recorded on the books of the Corporation.

(6) Unless otherwise expressly provided in these Articles of Incorporation, including any Articles Supplementary creating any class of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class thereof, and all shares of all classes of capital stock shall vote together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class is required by the 1940 Act or the Maryland General Corporation Law, such requirement as to a separate vote by that class shall apply in lieu of a vote of all classes voting together as a single class as described above.

 . . .

                                   Article VII
                           DENIAL OF PREEMPTIVE RIGHTS

     No stockholder of the Corporation shall by reason of holding shares of capital stock have any preemptive or preferential right to purchase or subscribe to any shares of capital stock of the Corporation, now or hereafter authorized, or any notes, debentures, bonds or other securities convertible into shares of capital stock, now or hereafter to be authorized, whether or not the issuance of any such shares of capital stock, or notes, debentures, bonds or other securities would adversely affect the dividend or voting rights of such stockholder; and the Board of Directors may issue shares of any class of capital stock of the Corporation, or any notes, debentures, bonds, or other securities convertible into shares of any class of capital stock of the Corporation, either in whole or in part, to one or more of the existing stockholders.

                                  Article VIII
                          CERTAIN VOTES OF STOCKHOLDERS

(1) Except as otherwise provided in Section (2) of this Article VIII, Section (1) of Article VI, the first paragraph of Article XII and the second sentence of Article XIII, any action otherwise required under the laws of the State of Maryland to be taken or authorized by the affirmative vote of the holders of a designated proportion greater than a majority of the votes of all classes of capital stock of the Corporation (or of any class entitled to vote thereon as a separate class) (a "Maryland statutory supermajority requirement") shall be valid and effective if taken or authorized by the affirmative vote of the holders of a majority of the aggregate number of shares of capital stock of the Corporation outstanding and entitled to vote thereon (or, if shares are voted by separate classes, by a majority of the aggregate number of shares of each class entitled to vote thereon as a separate class), notwithstanding any Maryland statutory supermajority requirement.

(2) (a) Except as otherwise provided in paragraph (b) of this Section (2) of this Article VIII, the affirmative votes of at least seventy-five percent (75%) of the directors of the Corporation and at least seventy-five percent (75%) of the shares of the capital stock of the Corporation outstanding and entitled to vote thereon shall be necessary to authorize any of the following actions:

      (1) The merger or consolidation or share exchange of the Corporation with or into any other person or company (including, without limitation, a partnership, corporation, joint venture, business trust, common law trust or any other business organization);

      (2) the issuance or transfer by the Corporation (in one or a series of transactions in any 12-month period) of any securities of the Corporation to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (i) sales of any securities of the Corporation in connection with a public offering thereof, (ii) issuances of securities of the Corporation pursuant to a dividend reinvestment plan adopted by the Corporation pursuant to Section (4) of Article V of these Articles of Incorporation and (iii) issuances of securities of the Corporation upon the exercise of any stock subscription rights distributed by the Corporation;

      (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Corporation (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Corporation having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Corporation in the ordinary course of its business;

      (4) any proposal as to the voluntary liquidation or dissolution of the Corporation or any amendment to these Articles of Incorporation to terminate its existence; and

      (5) any shareholder proposal as to specific investment decisions made or to be made with respect to the Corporation's assets.

      (b) Notwithstanding paragraph (a) of this Section (2) of this
Article VIII, so long as each action is approved by both a majority of the entire Board of Directors and seventy-five percent (75%) of the Continuing Directors (as that term is defined in Section (5) of Article VI of these Articles of Incorporation), and so long as all other conditions and requirements, if any, provided for in the By-Laws have been satisfied, then the shareholder vote, if any, necessary to authorize the actions identified in paragraph (a) of this Section (2) of Article VIII shall be as follows:

      (1) Affirmative vote of only a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereupon shall be necessary to authorize any action that involves substantially all of the Corporation's assets listed in paragraphs (a)(1) and (a)(3) of this Section (2) of this Article VIII;

      (2) affirmative vote of only a majority of the shares of capital stock of the Corporation outstanding and entitled to vote thereon shall be necessary to authorize the actions listed in paragraph (a)(4) of this Section (2) of this Article VIII; and

      (3) no shareholder vote will be required to approve any of the actions listed in paragraphs (a)(2) and (a)(5) of Section (2) of this
      Article VIII.

 . . .

                                    Article X
                        PRIVATE PROPERTY OF STOCKHOLDERS

      The private property of stockholders shall not be subject to the payment of corporate debts to any extent whatsoever.

 . . .

                                   Article XII
                         CONVERSION TO OPEN-END COMPANY

      Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Corporation, a favorable vote of the holders of at least seventy-five percent (75%) of the shares of capital stock of the Corporation entitled to be voted on the matter, shall be required to approve, adopt or authorize an amendment to these Articles of Incorporation that makes the Common Stock or any other class of capital stock a "redeemable security" as that term is defined in the 1940 Act, unless a majority of the Board of Directors and seventy-five percent (75%) of the Continuing Directors (as defined in Section
(5) of Article VI of these Articles of Incorporation) entitled to vote on the matter approve of such action. In the event of such approval by the Board of Directors and the Continuing Directors, the affirmative vote of a majority of shares of capital stock of the Corporation entitled to be voted on the matter shall be required to approve, adopt or authorize the foregoing amendment to these Articles of Incorporation.

      The Corporation shall notify the holders of all capital stock of the approval, in accordance with the preceding paragraph of this Article XII, of any amendment to these Articles of Incorporation that makes the Common Stock a "redeemable security" (as that term is defined in the 1940 Act) no later than thirty (30) days prior to the date of filing of such amendment with the Department of Assessments and Taxation (or any successor agency) of the State of Maryland; such amendment may not be so filed, however, until the later of (a) ninety (90) days following the date of approval of such amendment by the holders of capital stock in accordance with the preceding paragraph of this Article XII and (b) the next January 1 or July 1, whichever is sooner, following the date of such approval by holders of capital stock.

 . . . .

                                                                       EXHIBIT 4

                   RCM Strategic Global Government Fund, Inc.
                By-law Provisions Defining Rights of Stockholders

                                   Article II
                             MEETING OF STOCKHOLDERS

 . . .

Section 2. SPECIAL MEETINGS. Special meetings of the stockholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, by the President, or on the written request of the holders of at least 25% of the outstanding capital stock of the Corporation entitled to vote at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. Unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at such a meeting, a special meeting need not be called to consider any matter that is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months. No business shall be transacted at any special meeting except as provided in the notice of meeting.

 . . .

Section 4. NOTICE OF MEETINGS; WAIVER OF NOTICE. Notice of the place, date and time of the holding of each annual and special meeting of the stockholders and the purpose or purposes of each special meeting shall be given personally or by mail, not less than ten nor more than ninety days before the date of such meeting, to each stockholder entitled to vote at such meeting and to each other stockholder entitled to notice of the meeting. Notice by mail shall be deemed to be duly given when deposited in the United States mail addressed to the stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, or who shall, either before or after the meeting, submit a signed waiver of notice which is filed with the records of the meeting.

      If any meeting of the shareholders shall be adjourned to another time and place not more than 120 days after the original record date, and if the time and place to which the meeting shall be adjourned were announced at the meeting at which the adjournment is taken, no further notice of such meeting need be given.

Section 5. QUORUM. At all meetings of the stockholders, the holders of a majority of the shares of stock of the Corporation entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business, but this Section 5 shall not affect any requirement under the laws of the State of Maryland, the Investment Company Act of 1940, including the rules and regulations thereunder (the "1940 Act"), or the Articles of Incorporation for the vote necessary for the adoption of any measure. In the absence of a quorum, no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat except as otherwise required by these By-Laws, until the holders of the requisite amount of shares of stock shall be so present. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called. The absence from any meeting, in person or by proxy, of holders of the number of shares of stock of the Corporation in excess of a majority thereof which may be required by the laws of the State of Maryland, the 1940 Act, any other applicable statute, the Articles of Incorporation, or these By-Laws, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of shares of stock of the Corporation required for action in respect of such other matter or matters.

 . . .

Section 8. FIXING OF RECORD DATE. The Board of Directors may set a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of the stockholders, or in order to make a determination of stockholders for any other proper purpose. For purposes of determining the record date for any meeting of shareholders, the record date may not be prior to the close of business on the day the record date is fixed, and shall be not more than ninety nor less than ten days before the date of the meeting of the stockholders. Only those persons who were holders of record of shares at such time shall be entitled to vote at such meeting and any adjournment thereof.

Section 9. VOTING. Except as otherwise provided by the laws of the State of Maryland, the 1940 Act, or the Articles of Incorporation, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock (regardless of class) standing in such stockholder's name on the record of stockholders of the Corporation as of the record date determined pursuant to
Section 8 of this Article or, if such record date shall not have been so fixed, then at the later of (i) the close of business on the day on which notice of the meeting is mailed or (ii) the thirtieth day before the meeting. With respect to the election of directors, each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted, and directors shall be elected by plurality vote. Except as otherwise provided by the laws of the State of Maryland, the 1940 Act, the Articles of Incorporation or these By-Laws, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes cast at a meeting of stockholders by the holders of shares present in person or represented by proxy and entitled to vote on such action, provided that a quorum is present.

Section 10. PROXIES. Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his duly authorized attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where such proxy states that it is irrevocable and where an irrevocable proxy is permitted by law.

Section 11. VOTING BY BALLOT. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

Section 12. VOTING OF SHARES BY CERTAIN HOLDERS. Shares registered in the name of another corporation, if entitled to be voted, may be voted by the President, a Vice President, or a proxy appointed by the President or a Vice President of such other corporation, unless some other person who has been appointed to vote such shares pursuant to a by-law or a resolution of the board of directors of such other corporation presents a certified copy of such by-law or resolution, in which case such person may vote such shares. Any fiduciary may vote shares registered in his name as such fiduciary, either in person or by proxy. . .

 . . .

Section 14. CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Except as otherwise provided by the laws of the State of Maryland, the 1940 Act, or the Articles of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of stockholders meetings: (i) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote thereat.


                                   Article III
                               BOARD OF DIRECTORS

 . . .

Section 5. REMOVAL OF DIRECTORS. Any director of the Corporation may be removed for cause (but not without cause) by the stockholders by a vote of seventy-five percent (75%) of the votes entitled to be cast for the election of directors, and the stockholders may elect a successor to fill any resulting vacancy for the remainder of the term of the removed director.

 . . .

                                   Article VII
                                  CAPITAL STOCK

Section 1. STOCK CERTIFICATES. Each holder of stock of the Corporation shall be entitled upon request to have a certificate or certificates, in such form as shall be approved by the Board of Directors, representing the number of shares of the Corporation owned by him, provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by or in the name of the Corporation by the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an

Assistant Treasurer and sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

      Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. Each certificate representing stock which is restricted as to its transferability or voting powers, which is preferred or limited as to its dividends or as to its share of the assets upon liquidation or which is redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference, or redemption provision, or a summary thereof, plainly stated on the certificate. In lieu of such a statement or summary, the Corporation may set forth upon the face or back of the certificate a statement that the Corporation will furnish to any stockholder, upon request and without charge, a full statement of such information.

 . . .

Section 3. TRANSFERS OF SHARES. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. When such requirements are satisfied and the transfer has been recorded on the books of the Corporation, the Corporation shall cancel the old certificate and issue a new certificate to the person entitled thereto. Except as otherwise provided by law or these By-Laws, the Corporation shall be entitled to recognize the exclusive rights of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

Section 4. REGULATIONS. The Board of Directors may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

Section 5. LOST, DESTROYED OR MUTILATED CERTIFICATES. The holder of any certificates representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of such certificate, and, upon request, shall provide to the Corporation an affidavit of the rightful holder of such certificate stating that such certificate has been lost, stolen, destroyed, or mutilated, as the case may be. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost or destroyed or which shall have been mutilated. Prior to issuing a new certificate to replace any certificate alleged to have been lost, stolen, destroyed, or mutilated, the Board of Directors may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute. discretion may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

Section 6. FIXING OF A RECORD DATE FOR DIVIDENDS AND DISTRIBUTIONS. The Board of Directors may fix, in advance, a date not more than ninety days preceding the date fixed for the payment of any dividend or the making of any distribution. Once the Board of Directors fixes a record date as the record date for the determination of the stockholders entitled to receive any such dividend or distribution, in such case only the stockholders of record at the time so fixed shall be entitled to receive such dividend or distribution.

Section 7. INFORMATION TO STOCKHOLDERS AND OTHERS. Any stockholder of the Corporation or his agent may inspect and copy during usual business hours the Corporation's By-Laws, minutes of the proceedings of its stockholders, annual statements of its affairs, and voting trust agreements on file at its principal executive office.



               By-law Amendment Adopted by the Board of Directors
                                December 8, 1998

RESOLVED:       That the Fund's By-laws are hereby amended as follows:


 . . .


2. That the final sentence in Article II, Section 2 be amended to provide as follows:

      "No business shall be transacted at any special meeting except as provided in the notice of meeting or as otherwise provided in Section 15 of these By-laws."

3.    That the following Section 15 shall be added to Article II of the By-laws:

            Section 15. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

      (a) The matters to be considered and brought before any annual or special meeting of stockholders of the Corporation shall be limited to only such matters, including the nomination and election of directors, as shall be brought properly before such meeting in compliance with the procedures set forth in this Section 15.

      (b) For any matter to be properly before any annual meeting of stockholders, the matter must be (i) specified in the notice of annual meeting given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors or (iii) brought before the annual meeting in the manner specified in this Section 15(b) by a stockholder of record or a stockholder (a "Nominee Holder") that holds voting securities entitled to vote at meetings of stockholders through a nominee or "street name" holder of record and that can demonstrate to the Corporation such indirect ownership and such Nominee Holder's entitlement to vote such securities.

            In addition to any other requirements under applicable law and the Articles of Incorporation and By-laws of the Corporation, persons nominated by stockholders for election as directors of the Corporation and any other proposals by stockholders may be properly brought before a stockholder meeting only pursuant to timely notice (the "Stockholder Notice") in writing to the Secretary of the Corporation. To be timely, the Stockholder Notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 45 nor more than 60 days prior to the date the Corporation first mailed its proxy materials for the prior year's annual meeting; provided however, if and only if the annual meeting is not scheduled to be held within a period that commences 30 days before the first anniversary date of the annual meeting for the preceding year and ends 30 days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Stockholder Notice shall be given in the manner provided herein by the later of the close of business on (i) the date 45 days prior to such Other Annual Meeting Date or (ii) the 10th business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

            Any stockholder desiring to nominate any person or persons (as the case may be) for election as a director or directors of the Corporation shall deliver, as part of such Stockholder Notice: (i) a statement in writing setting forth (A) the name of the person or persons to be nominated, (B) the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by each such person, as reported to such stockholder by such nominee(s), (C) the information regarding each such person required by paragraphs (a), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission applicable to the Corporation), (D) whether such stockholder believes any nominee will be an "interested person" of the Corporation (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding each nominee that will be sufficient for the Corporation to make such determination, and (E) the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder; (ii) each nominated person's signed consent to serve as a director of the Corporation if elected; (iii) such stockholder's name and address; and (iv) in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of, and entitlement to vote, securities at the meeting of stockholders.

            Any stockholder who gives a Stockholder Notice of any matter proposed to be brought before the meeting (not involving nominees for director) shall deliver, as part of such Stockholder Notice, the text of the proposal to be presented, a brief written statement of the reasons why such stockholder favors the proposal, such stockholder's name and address, the number and class of all shares of each class of stock of the Corporation owned of record and beneficially by such stockholder, any material interest of such stockholder in the matter proposed (other than as a stockholder) and, in the case of a Nominee Holder, evidence establishing such Nominee Holder's indirect ownership of, and entitlement to vote, securities at the meeting of stockholders. As used in this
      Section 15, shares "beneficially owned" shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

            Notwithstanding anything in this Section 15(b) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at a meeting of stockholders is increased and either all of the nominees for director or the size of the increased Board of Directors are not publicly announced or disclosed by the Corporation at least 70 days prior to the first anniversary of the preceding year's annual meeting, a Stockholder Notice shall also be considered timely hereunder, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive office of the Corporation not later than the close of business on the 10th business day following the first date all of such nominees or the size of the increased Board of Directors shall have been publicly announced or disclosed.

      (c) Only such matters shall be properly brought before a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Notice to the Secretary of the Corporation required by
      Section 15(b) hereof shall be delivered to or mailed and received by the principal executive office of the Corporation not later than the close of business on the 10th day following the day on which the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting are publicly announced or disclosed.

      (d) For purposes of this Section 15, a matter shall be deemed to have been "publicly announced or disclosed" if such matter is disclosed in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission.

      (e) In no event shall the adjournment of an annual meeting, or any announcement thereof, commence a new period for the giving of notice as provided in this Section 15.

      (f) The person presiding at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether notice of nominees and other matters proposed to be brought before a meeting has been duly given in the manner provided in this Section 15 and, if not so given, shall direct and declare at the meeting that such nominees and other matters shall not be considered.

                                                                       EXHIBIT 5









                               CUSTODIAN CONTRACT
                                     Between
                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.
                                       and
                       STATE STREET BANK AND TRUST COMPANY

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


1.  Employment of Custodian and Property to be Held by It                      3
2.  Duties of the Custodian with Respect to Property of the Fund Held
$v the custodian in the United States                                          3
   2.1.  Holding Securities                                                    3
   2.2.  Delivery of Securities                                                4
   2.3.  Registration of Securities                                            5
   2.4.  Bank Accounts                                                         6
   2.5.  Availability of Federal Funds                                         6
   2.6.  Collection of Income                                                  6
   2.7.  Payment of Fund Monies                                                7
   2.8.  Liability for Payment in Advance of Receipt of Securities
         Purchased                                                             8
   2.9.  Appointment of Agents                                                 8
   2.10.  Deposit of Fund Assets in Securities Systems                         8
   2.11.  Fund Assets Held in the Custodian's Direct Paper System              9
   2.12.  Segregated Account                                                  10
   2.13.  Ownership Certificates for Tax Purposes                             11
   2.14.  Proxies                                                             11
   2.15.  Communications Relating to Fund Securities                          11
   2.16.  Reports to Fund by Independent Public Accountants                   11
3.  Duties of the Custodian with Respect to Property of the Fund
Held Outside of the United States                                             12
   3.1.  Appointment of Foreign Sub-Custodians                                12
   3.2.  Assets to be Held                                                    12
   3.3.  Foreign Securities Depositories                                      12
   3.4.  Agreements with Foreign Banking Institutions                         12
   3.5.  Access of Independent Accountants of the Fund                        13
   3.6.  Reports by Custodian                                                 13
   3.7.  Transactions in Foreign Custody Account                              13
   3.8.  Liability of Foreign Sub-Custodians                                  13
   3.9.  Liability of Custodian                                               14
   3.10.  Reimbursement for Advances                                          14
   3.11.  Monitoring Responsibilities                                         14
   3.12.  Branches of U.S. Banks                                              15
   3.13.  Tax Law                                                             15
4.  Proper Instructions                                                       15
5.  Actions Permitted without Express Authority                               16
6.  Evidence of Authority                                                     16
7.  Duties of Custodian with Respect to the Books of Account
and Calculation of Net Asset Value and Net Income                             16
8.  Records                                                                   17
9.  Settlement Provisions                                                     17
10.  Opinion of Funds Independent Accountant                                  20

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE
                                                                            ----

11.  Compensation of Custodian                                                21
12.  Responsibility of Custodian                                              21
13.  Effective Period Termination and Amendment                               22
14.  Successor Custodian                                                      23
15.  Interpretive and Additional Provisions                                   23
16.  New York Law to Apply                                                    24
17.  Prior Contracts                                                          24
18.  Assignment                                                               24
19.  Representation and Warranties of the Custodian                           24
20.  Shareholder Communications Election                                      24

                               CUSTODIAN CONTRACT

       This Contract between RCM Strategic Global Government Fund, Inc., a corporation organized and existing under the laws of Maryland, having its principal place of business at Four Embarcadero Center, Suite 2800, San Francisco, CA 94111, hereinafter called the "Fund", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian",

       WITNESSETH: That in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.     EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

       The Fund hereby employs the Custodian as the custodian of its assets, including securities which it desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Articles of Incorporation. The fund agrees to deliver to the Custodian all securities and cash owned by it, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Fund from time to time, and the cash consideration received by it for such new or treasury shares of capital stock, $ par value, ("shares") of the Fund as may be issued or sold from time to time. The Custodian shall not be responsible for any property of the Fund held or received by the Fund and not delivered to the Custodian.

       Upon receipt of "Proper Instructions" (within the meaning of Article 4), the Custodian shall on behalf of the fund from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Directors of the Fund, and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities and other assets the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD $V THE CUSTODIAN IN THE UNITED STATES

2.1. HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of the Fund all non-cash property, to be held by it in the United States including all domestic securities owned by the Fund, other than (a) securities which are maintained pursuant to Section 2.10 in a clearing agency which acts as a securities depository or in a book--entry system authorized by the U.S. Department of the Treasury, collectively referred to herein as "Securities System" and (b) commercial paper of an issuer for which State Street Hank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian pursuant to Section 2.7.1. The Custodian shall maintain records of all receipts, deliveries and locations of such securities, together with a current inventory thereof.

2.2. DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by the fund held by the Custodian or in a Securities System account of the Custodian ox in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

       1) Upon sale of such securities for the account of the Fund and receipt of payment therefor;

       2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Fund;

       3) In the case of a sale effected through a Securities System, in accordance with the provisions of section 2.10 hereof;

       4) To the depository agent in connection with tender or other similar offers for securities of the Fund;

       5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

       6) To the issuer thereof, or its agent, for transfer into the name of the Fund or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

       7) Upon the sale of such securities for the account of the Fund, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

       8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

       9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

       10) For delivery in connection with any loans of securities made by the Fund, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund, which may be in the form of cash or obligations issued by the United States government, its agencies, authorities or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Fund prior to the receipt of such collateral except as may arise from the Custodian's own negligence or willful misconduct;

       11) For delivery as security in connection with any borrowings by the Fund requiring a pledge of assets by the Fund, BUT ONLY against receipt of amounts borrowed;

       12) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund;

       13) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian, and a Futures Commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund;

       14) For any other proper corporate purpose, but only upon receipt of, in addition to Proper Instructions from the Fund, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the fund signed by an officer and certified by the Secretary or an Assistant Secretary, specifying the securities of the Fund to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3. REGISTRATION OF SECURITIES. Except as otherwise directed pursuant to Proper Instructions, domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Custodian which nominee shall be assigned exclusively to the Fund, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Fund, or in the name or nominee name of any agent appointed pursuant to
       Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Fund under the terms of this Contract shall be in "street name" or other good delivery form, If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers. Securities held by the Custodian hereunder shall at all times be identifiable on its records.

2.4. BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Fund, other than cash maintained by the Fund in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. The Custodian permit any officer, director, to withdraw cash from this except as authorized by the Fund's Board of Directors. Funds held by the Custodian for the Fund may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank ox trust company shall be approved by vote of a majority of the Hoard of Directors of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5. AVAILABILITY OF FEDERAL FUNDS. Upon mutual agreement between the Fund and the Custodian, the Custodian shall, upon the receipt of Proper instructions, make federal funds available to the Fund as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of the Fund which are deposited into the Fund's account.

2.6. COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect and deposit to the account referenced in Section
       2.4 hereof on a timely basis all income and other payments with respect to United States registered employee or agent of account or accounts, securities held hereunder to which the Fund shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to the Fund's custodian account. without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest and other payments when due on securities held hereunder. Income due the Fund on securities loaned pursuant to the provisions of Section
       2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Fund is properly entitled.

2.7. PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions from the Fund, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of the Fund in the following cases only;

       1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Fund but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any lank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Fund ox in the name of a nominee of the Custodian referred to in Section
              2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a Securities System, in accordance with the conditions set forth in Section 2.1.0 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11; (d) in the case of repurchase agreements entered into between the Fund and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities ox' (ii) against delivery of the receipt evidencing purchase by the Fund of securities owned by the Custodian along with written evidence of the agreement by the custodian to repurchase such securities from the Fund or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions as defined in
              Article 4;

       2) In connection with conversion, exchange or surrender of securities owned or subscribed to by the Fund as set forth in Section 2.2 hereof:

       3) For the payment of any expense or liability incurred by the fund, including but not limited to the following payments for the account of the Fund; interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

       4) For the payment of any dividends declared pursuant to the governing documents of the Fund;

       5) For payment of the amount of dividends received in respect of securities sold short;

       6) For any other proper purpose, but only upon receipt of, in addition to Proper Instructions, a certified copy of a resolution of the Board of Directors or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made; or

       7) For payments in connection with the return of securities loaned by the Fund or the reduction of cash collateral held by the Custodian upon the receipt of such securities or proper notification of the reduction of cash collateral held by the Custodian.

2.8. LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of the Fund is made by the custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9. APPOINTMENT OF AGENTS. The Custodian may at any time or times, with the consent of the Board of Directors of the Fund, appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a sub-custodian, as its agent to carry out such of the provisions of this
       Article 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10. DEPOSIT OF FUND ASSETS IN SECURITIES SYSTEMS. The Custodian may deposit and/or maintain domestic securities owned by the Fund in a clearing agency registered with the Securities and Exchange Commission under
       Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "Securities System" in accordance with applicable Federal Reserve Board arid Securities and Exchange Commission rules and regulations, if any. For purposes of this Contract, a "securities depository" is a system for the central handling of securities where all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of the securities. Any deposits made by the Custodian of the Fund's securities in a securities depository or the book-entry system shall be subject to the following provisions;

       1) The Custodian may keep domestic securities of the Fund in a Securities System provided that such securities are represented in an account ("Account") of the Custodian in the Securities System which shall not include any assets of the

              Custodian other than assets held as a fiduciary, custodian ox otherwise for customers;

       2) The records of the Custodian with respect to domestic securities of the Fund which are maintained in a Securities System shall identify by book-entry those securities belonging to the Fund;

       3) The Custodian shall pay for domestic securities purchased for the account of the Fund upon (i) receipt of advice from the Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Fund. The Custodian shall transfer domestic securities sold for the account of the Fund upon (i) receipt of advice from the Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Fund. Copies of all advices from the Securities System of transfers of domestic securities for the account of the Fund shall identify the Fund, be maintained for the Fund by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the fund confirmation of each transfer to or from the account of the Fund in the form of a written advice or notice and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transactions in the Securities System for the account of the Fund;

       4) The Custodian shall provide the Fund with any report obtained by the Custodian on the Securities System's accounting system, internal accounting control and procedures for safeguarding domestic securities deposited in the Securities System;

       5) The Custodian shall have received the initial certificate required by Article 12 hereof;

       6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for any loss or damage to the Fund resulting from use of the Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Fund has not been made whole for any such loss or damage.

2.11. FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by the Fund in the Direct Paper System of the Custodian subject to the following provisions:

       1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund;

       2) The Custodian may keep securities of the Fund in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

       3) The records of the Custodian with, respect to securities of the Fund which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Fund;

       4) The Custodian shall pay for securities purchased for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Fund. The Custodian shall transfer securities sold for the account of the Fund upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Fund;

       5) The Custodian shall furnish the Fund confirmation of each transfer to or from the account of the Fund, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund copies of daily transaction sheets reflecting each day's transaction in the Direct Paper System for the account of the Fund;

       6) The Custodian shall provide the Fund with any report created by the Custodian or received by the Custodian from any other person on its system of internal accounting control and procedures for safeguarding securities deposited in the Direct Paper System as the Fund may reasonably request from time to time.

2.12. SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper instructions from the Fund establish and maintain a segregated account or accounts fox and on behalf of the Fund, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow, account deposits or other arrangements in connection with transactions by the Fund, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Fund or commodity futures contracts or options thereon purchased or sold by the Fund, (iii) for the purposes of compliance by the fund with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, but only, in the case of clause (iv), upon receipt of, in addition to Proper Instructions from the Fund, a certified copy of a resolution of the Board of Directors or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13. OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of the Fund held by it and in connection with transfers of such securities.

2.14. PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Fund or a nominee of the Fund, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to such securities. Neither the Custodian nor any nominee of the Custodian shall vote any such securities held hereunder by or for the account of the Fund, except upon receipt of Proper Instructions from the Fund.

2.15.  COMMUNICATIONS RELATING TO FUND SECURITIES. Subject to the provisions of section 2.3, the Custodian shall transmit promptly to the Fund all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund and the maturity of futures contracts purchased or sold by the Fund) received by the Custodian from issuers of the domestic securities being held for the Fund. With respect to tender or exchange offers, capital changes or other reorganizations, the Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the domestic securities whose tender or exchange is sought and from industry sources, depositories, issuers of the securities or their agents the party for his agents) making the tender ox exchange offer. If the Fund desires to take action with respect to any tender offer, exchange offer, capital change, reorganization or any other similar transaction, the Fund shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

2.16.  REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

       The Custodian shall provide the Fund, at such times as the fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including domestic securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund, to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

3. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD OUTSIDE OF THE UNITED STATES

3.1. APPOINTMENT OF FOREIGN SUB-CUSTODIANS. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Fund's securities and other assets maintained outside the United states the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in Section 4 of this Contract, together with a certified resolution of the Fund's Board of Directors, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian,. The Fund may at any time instruct the Custodian by delivery of Proper Instructions to the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Fund's assets. The Custodian represents that each of the foreign sub-custodians listed on Schedule A is an "Eligible Foreign Custodian" as defined in Rule 17f-5 of the Investment Company Act of 1940.

3.2. ASSETS TO BE HELD. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c) (1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Fund's foreign securities transactions. The Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian. Each agreement pursuant to which the Custodian employs a foreign banking institution shall require that such institution establish a custody account for the custodian on behalf of the Fund and physically segregate in each account securities and other assets of the Fund, and, in the event that such institution deposits the securities of the Fund in a foreign securities depository, that it shall identify on its books as belonging to the Custodian, as agent for the Fund the securities so deposited.

3.3. FOREIGN SECURITIES DEPOSITORIES. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Funds shall be maintained in foreign securities depositories only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof. Such arrangements shall include entry into agreements containing the provisions set forth in Section 3.4 hereof.

3.4. AGREEMENTS WITH FOREIGN BANKING INSTITUTIONS. Each agreement with a foreign banking institution shall be substantially in the form set forth in Exhibit 1 hereto and shall provide that: (a) the Fund's assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their sate custody or administration; (b) beneficial ownership of the Fund's assets will be freely transferable without the payment of money or value other than for safe custody or administration; (c) adequate records will be maintained identifying the assets as belonging to the fund; (d) officers of or auditors employed by, or other representatives of the Custodian, and to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; (e) assets of the fund held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents (f) the Fund will be adequately indemnified and/or its assets adequately insured in the event of loss; and (g) the Fund will be provided periodic reports with respect to the safekeeping of the Fund's assets, including, but not necessarily limited to, notification of any transfer to or from the Fund's account.

3.5. ACCESS OF INDEPENDENT ACCOUNTANTS OF THE FUND. Upon request of the Fund, the Custodian will use its best efforts to arrange fox the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian or securities or assets held by such foreign sub-custodian for the Fund.

3.6. REPORTS BY CUSTODIAN. The Custodian will supply to the Fund from time to time, as mutually agreed upon, periodic reports in respect of the securities and other assets of the Fund held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Fund's securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a sub-custodian for the Custodian on behalf of the Fund indicating, as to securities acquired for the Fund, the identity of the entity having physical possession of such securities.

3.7. TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Except as otherwise provided in paragraph (b) of this Section 3.7, the provision of Sections 2.2 and
       2.7 of this Contract shall apply, mutatis mutandis to the foreign securities of the Fund held outside the United States by foreign sub-custodians.

       (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of the Fund and delivery of securities maintained for the account of the Fund may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment fox' such securities from such purchaser or dealer.

       (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities absent such nominee's negligence, bad faith or breach of obligation.

3.8. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and the Fund from and against any loss, damage, reasonable cost, reasonable expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, reasonable cost, reasonable expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, reasonable cost, reasonable expense, liability or claim.

3.9. LIABILITY OF CUSTODIAN. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.12 hereof, the Custodian shall not be liable for any loss, damage, reasonable cost, reasonable expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian at the time of such event was an "Eligible Foreign Custodian" as defined in Rule 17f-5 of the Investment Company Act of 1940 and both the Custodian and the sub-custodian have otherwise exercised reasonable care and acted without negligence. Notwithstanding the foregoing provisions of this paragraph 3.9, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care in good faith and without negligence.

3.10. REIMBURSEMENT FOR ADVANCES. If the Fund requires the Custodian to advance cash or securities for any purpose including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, which are properly chargeable to the Fund and except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Funds assets to the extent necessary to obtain reimbursement.

3.11. MONITORING RESPONSIBILITIES. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract and shall specifically state that each foreign sub-custodian listed on Schedule A is an "Eligible Foreign Custodian" as defined in Rule 17f-5 of the Investment Company Act of 1940. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any loss of the assets of the Fund or in the case of 'any foreign sub-custodian not the subject of an exemptive order from the Securities and Exchange commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles) or that a foreign sub-custodian is no longer, for any reason, an "Eligible Foreign custodian" as defined in Rule 17f-5 of the Investment Company Act of 1940.

3.12. BRANCHES OF U.S. BANKS. (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Funds assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in Section 26 (a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by Article 1 of this Contract. Notwithstanding the foregoing, no such branch shall maintain custody of a Fund's assets in any foreign country that is not listed on Schedule A hereto.

       (b) Cash held for the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, the Fund's Board of Directors, State Street London Ltd. or both.

3.13. TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4.     PROPER INSTRUCTIONS

       Proper Instructions as used in this Contract means a writing signed or initialled by one or more person or persons as the Board of Directors shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person who the Custodian has been notified is authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Directors of the Fund accompanied by a detailed description of procedures approved by the Board of Directors, Proper instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Directors and the Custodian are satisfied that such procedures afford adequate safeguards for the Fund's assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with
Section 2.12.

5.     ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

       The Custodian may in its discretion, without express authority from the
Fund:

       1) make payments to itself or others for minor expenses not in excess of $5,000 per transaction of handling securities or other similar items relating to its duties under this Contract, provided that all such payments shall be accounted for to the fund;

       2) surrender securities in temporary form fox securities in definitive form;

       3) endorse for collection, in the name of the Fund, checks, drafts and other negotiable instruments received by the Custodian for the account of the Fund;

       4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Fund except as otherwise directed by the Board of Directors of the fund; and

       5) collect on a timely basis all other income and payments with respect to securities held hereunder to which the Fund would be entitled by law or by custom in the securities business.

6.     EVIDENCE OF AUTHORITY

       The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Directors of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Hoard of Directors pursuant to the Articles of Incorporation as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

7. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

       The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Hoard of Directors of the Fund to keep the books of account of the Fund and/or compute the net asset value per share of the outstanding shares of the Fund or, if directed in writing to do so by the Fund, shall itself keep such books of account arid/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Fund as described in the Fund's currently effective prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the weekly income of the Fund shall be made at the time or times described from time to time in the Fund's currently effective prospectus.

8.     RECORDS

       The Custodian shall create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 37. thereof and Rules 31a-1 and 31a-2 thereunder, as well as under other applicable federal and state tax laws and any other law or administrative rules or procedures that may be applicable to the Fund. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall supply the Fund at the end of each month with a tabulation of securities owned by the Fund and held by the Custodian and shall, when requested to do so by the Fund, include certificate numbers in such tabulations. If this Contract is terminated pursuant to Section 13 hereof, the Custodian shall make available to the Fund for examination and copying all records maintained by the Custodian in connection with the performance of its duties under this Contract for a reasonable period of time, which reasonable period of time shall not be less than six months.

9.     SETTLEMENT PROVISIONS

9.1. Except as otherwise provided in this Section 9, the Custodian shall credit or debit the appropriate cash account of the Fund in connection with the purchase, sale, maturity, redemption, or other disposition of securities and other assets held for the time being in such Fund on an actual settlement basis.

9.2. Unless the Fund instructs the Custodian in writing that transactions in a specified market shall be settled on an actual settlement basis, the purchase, sale, maturity, redemption or other disposition of securities by the Fund in the markets listed on Schedule A hereto shall be settled in the manner and subject to the terms arid limitations described in Sections 9.3 through 9,10 below. A transaction to which these contractual settlement provisions applies shall be called a "Covered Transaction".

9.3. With respect to a Covered Transaction that represents a purchase, the Custodian shall debit the Fund's cash account in accordance with Proper Instructions as of the time and date that monies would ordinarily be required to settle such a transaction in the applicable market as set forth on Schedule B hereto. Such amounts shall be recredited to the Fund's appropriate cash account upon the Funds notice to the Custodian that it has canceled the Covered Transaction.

9.4. With regard to the settlement of a Covered Transaction which is a sale, maturity, redemption or other disposition, provisional credit of an amount equal to the net sale, maturity, redemption or other disposition proceeds of the transaction (hereinafter called the "Settlement Amount"5 shall be made to the Fund as if the Settlement Amount is received as of the time and date that monies would ordinarily be required to settle such transaction in the applicable market as set forth on Schedule B. The provisional credit will be made if the Custodian has received Proper Instructions or reasonable notice of the Covered Transaction, as applicable, and if the Custodian or its agents are in possession of the asset associated with the Covered Transaction in good deliverable form and are not aware of any facts which would lead them to reasonably believe that the Covered Transaction will not settle in the time period ordinarily applicable to transactions in the applicable market as set forth on Schedule B. In the event that the Custodian determines not to provide a provisional credit in respect of a particular transaction, the Custodian will promptly notify the fund of this determination. The provisional credit shall not be more than the Settlement Amount.

9.5. With respect to each Covered Transaction for which the Custodian shall procure that the Settlement Amount be credited to the Fund, the following provisions shall apply-

       1) Simultaneously with the making of the provisional credit, all right and title to any asset purchased or sold, as applicable in the Covered Transaction together with the Fund's contractual rights against the Fund's counterparty in the Covered Transaction shall vest in the Custodian.

       2) Subject to the general terms of this Agreement, the Custodian shall perform the Fund's obligations to a counterparty under any contract that is associated with the Covered Transaction.

       3) Notwithstanding Section 9.5(2), the Custodian shall remain the beneficial owner of the assets concerned under a Covered Transaction and the beneficiary of any contract associated therewith and shall not be bound to complete such Covered Transaction until (i) actual receipt of the Settlement Amount for which provisional credit shall have been given in accordance with Subsection 9.4 or, (ii) where such provisional credit is reversed in accordance with Subsection 9.6 or 9.7, the Fund's liability to the Custodian in respect of such reversal shall have been satisfied in full. In relation to any such securities located in Germany, the ownership held by the Custodian shall be governed by the German law and shall be agreed to be " Sicherungseiggentum".

       4) Upon the satisfaction of Subsection 9.5(3)(i) the legal and beneficial ownership in the securities concerned shall pass from the Custodian in accordance with the terms of the contract associated with the Covered Transaction and the Settlement Amount received in accordance with the contract shall inure to the benefit of the Custodian. In such event, the benefit of all dividends, interest and other distributions which are declared, or which are paid or payable on the securities under the terms of the contract associated with the Covered Transaction shall pass in accordance with the terms of such contract.

9.6. The Custodian shall have the right, upon sending notice to the Fund, to reverse any provisional credit given in accordance with Subsection 9.4 above in the event that the actual proceeds of such transaction have not been received by the Custodian, its agents or its sub-custodians within thirty days of having made the provisional credit or at any time when the Custodian believes for reasonable cause that such Covered Transaction will not settle in accordance with its terms (in which case the notice required here will contain a description of such cause), whereupon a sum equal to the settlement Amount shall become payable by the Fund to the Custodian and, if not paid by the Fund within five (5) days after receipt of the notice required hereunder, may be debited from any cash account held fox benefit of the Fund in accordance with the terms of any notice given hereunder. In the case that the Custodian shall make the debit allowed by this subsection or that the Fund shall otherwise return the Settlement Amount, in consideration for such debit or other return, Custodian shall transfer to the account of the Fund assets of the same type, nominal value, description, issue and amount as the assets transferred to the Custodian under subsection 9.5(1) above ("Equivalent Assets"), which assets shall be described in the notice given to the Fund as provided above in this Section 9.&. Further in such event, the Custodian shall subrogate to the Fund the rights involved in any contract associated with the Covered Transaction that were assigned to it under Subsection 9.5(1). The amount of any dividends, interest and other distributions with respect to assets associated with the Covered Transactions that have accrued to the benefit of the Custodian shall be set off against the Settlement Amount.

9.7. In the event that the Custodian is unable to debit the fund and the Fund fails to pay any sums due to the Custodian at the time the same becomes payable in accordance with Section 9.5 and such failure is not cured upon notice of such failure to the Fund or if any of the following conditions occurs, the Custodian may charge the Fund for reasonable costs and expenses associated with the provisional credit and the provisions of
       Section 9.8 will apply:

       1) If a final judgment for the payment of money shall be rendered against the Fund and such judgment shall not have been discharged or its execution stayed pending appeal within sixty days of entry or such judgment shall not have been discharged within sixty days of expiration of any such stay;

       2) the Fund passing a resolution for its voluntary winding-up (otherwise than for the purpose of corporate reconstruction or amalgamation);

       3) the presentation of a petition for the winding-up of or the making of an administration order in relation to the Fund;

       4) the appointment of a receiver or administrator over any of the assets of the Fund;

       5)     the Fund ceasing or threatening to cease to carry on its business;

       6) the Fund calling a meeting of its creditors pursuant to Section 98 of the Insolvency Act 1986 (or any statutory modification or re-enactment thereof for the time being in force) or any similar law affecting the Fund in its own jurisdiction.

9.8.   In event outlined in Subsection 9.7 occurs:

       1) The obligation of the Custodian to deliver Equivalent Assets in accordance with Section 9.6 shall cease;

       2) the value of the Equivalent Assets shall be established by reference to the last available bid price thereof on the most appropriate market at the date and time of such event ("Value Date");

       3) the value of the Fund's obligations in respect of payment such have become repayable in accordance 9.5 and 9.6 shall be established as of the Value Date), such value to be increased by any cost of funds expense allowable to the custodian under Subsection 9.7 and x-educed by the amount of any dividends, interest or other distributions in connection with the assets associated with the Covered Transaction that have accrued to the Custodian under these settlement provisions, any amount in non-U.S. currency shall be converted into US dollars at the Custodian's prevailing exchange rate for the currencies concerned on Value Date;

       4) the values established under Subsection 9.8(2) shall be offset against the value established under 9.8(3) as of the Value Date;

       5) the amount by which the greater of the amounts calculated pursuant to Subsection 9.8(2) and (3) exceeds the lower amount so calculated shall be payable as of Value Date by the party having the claim valued at the lower amount pursuant to the foregoing.

9.9. The Custodian shall not be obliged to transfer any sums credited to the Fund in accordance with Subsection 9.4 to or to the order or benefit of the Fund while any amount which is payable to the Custodian under the terms of Sections 9.5 through 9.8.

9.10. The operation of the set-off provisions in accordance with Subsection 9.6 or 9.7 shall lie without prejudice to any other remedies provided herein or under any applicable law. The Fund agrees that the Custodian shall have a right of set-cuff against cash held for the Fund in any currency for any amount provided to the Fund by the Custodian hereunder or from time to time arising out of or in connection with thi3 Contract and/or the operation of any account hereunder and the Custodian shall have the right to debit the Fund with all or part of such sums and apply or appropriate the cash in or towards the discharge of such amounts in such manner and order as the Custodian reasonably sees fit. For the purposes of this right of set-off, the Custodian may make such currency conversions or effect any transactions in such currencies at then prevailing rates as it thinks fit at such times as it reasonably thinks proper and may effect any transfers between, or entries on, any account comprised in the Account as the Custodian considers proper.

10.    OPINION OF FUNDS INDEPENDENT ACCOUNTANT

       The Custodian shall take all reasonable action, as the Fund may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-

2, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11.    COMPENSATION OF CUSTODIAN

       The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund and the Custodian; provided, however, that in the event that the parties cannot agree upon any change in compensation, the Custodian may modify its fee schedule if the Custodian provides the Fund with 90 days' written notice of its intention to modify the fee schedule The fee schedule at inception, is as favorable as the fee schedules currently in place for comparable daily priced fund complexes with similar asset size, product mix and transaction activity. The fee schedule will be reviewed annually against a representative sample of similar type complexes to ensure that the fees are not less favorable than those of comparable complexes.

12.    RESPONSIBILITY OF CUSTODIAN

       So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith and without negligence. In any case in which the Custodian believes that the indemnification provided for under this paragraph 12 shall be required, the Custodian shall advise the Fund fully and promptly in writing of all pertinent facts concerning the situation in question, and the Custodian shall use reasonable care to identify and notify the Fund in writing promptly concerning any situation which reasonably appears likely to present the possibility of such a claim for indemnification. If any person makes a claim against the Custodian which the Custodian believes is subject to indemnification, the Fund shall have the option to defend the Custodian against such claim. The Custodian shall in no case confess any claim or make any compromise in any case in which the Fund will be asked to indemnify the Custodian except with the Fund's prior written consent. It shall be entitled to rely on and may act upon advice of outside counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice; provided that, if the Custodian seeks advice of counsel and intends to rely on that advice in any particular circumstance, the Custodian will notify the Fund that it intends to act or has acted in reliance on advice of counsel. Notwithstanding any other provision of this Contract to the contrary and provided that the Custodian is in actual possession of the securities involved and has requested in a timely manner any necessary instructions as provided in paragraph 2.15 and has received such instructions, the Custodian shall be liable to the Fund for any failure to present securities in exchange for or upon conversion into other securities, or to the issuer thereof, in a timely manner.

       The Custodian shall be liable for the acts ox omissions of a foreign banking institution appointed pursuant to the provisions of Article 3 to the same extent as set forth in Article 1 hereof with respect to sub-custodians located in the United States and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.12 hereof, the custodian shall not be liable for any loss, damage, reasonable cost, reasonable expense, liability or claim resulting from, or caused by, the direction of or authorization by the Fund to maintain custody or any securities or cash of the Fund in a foreign country including, but not limited to, losses resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism where the Custodian has exercised reasonable care and is not the result of its negligence or misfeasance.

       If the Fund requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund being liable for the payment of money or incurring liability of some other form, the Fund, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form reasonably satisfactory to it.

       If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) for the benefit of the Fund or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the Fund shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of the Fund's assets to the extent necessary to obtain reimbursement.

13.    EFFECTIVE PERIOD TERMINATION AND AMENDMENT

       This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an. instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; provided, however that the Custodian shall not act under Section 2.10 hereof in the absence of receipt of axe initial certificate of the Secretary or an Assistant secretary that the Board of Directors of the Fund has approved the initial use of a particular Securities System, as required by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not act under Section 2.11 hereof In the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Hoard of Directors has approved the initial use of the Direct Paper System; provided further, however, that neither the Fund nor the Custodian shall amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Fund's Articles of incorporation, and further provided, that the Fund may at any time by action of its Board of Directors (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

       Upon termination of the Contract, the Fund shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for any costs, expenses and disbursements for which the Custodian would be entitled to reimbursement under the terms of this Contract.

14.    SUCCESSOR CUSTODIAN

       If a successor custodian for the Fund shall be appointed by the Board of Directors of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of the Fund then held by it hereunder and shall transfer to an account of the successor custodian all of the Fund's securities held in a Securities System.

       If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Directors of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

       In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Directors shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian and all instruments held by the custodian relative thereto arid all other property held by it under this Contract and to transfer to an account of such successor custodian all of the Fund's securities held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

       In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred td or of the Board of Directors to appoint a successor custodian, the Custodian shall be entitled to fair compensation (based on the Custodian's compensation under this Contract) for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

15.    INTERPRETIVE AND ADDITIONAL PROVISIONS.

       In connection with the operation of this Contract, the Custodian and the fund, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations ox any provision of the Articles of Incorporation of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

16.    NEW YORK LAW TO APPLY

       This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The State of New York.

17.    PRIOR CONTRACTS

       This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund and the Custodian relating to the custody of the Funds assets.

18.    ASSIGNMENT

       This Contract shall not be assigned by the Custodian except with the written consent of the Fund authorized or approved by a resolution of its Board of Directors.

19.    REPRESENTATION AND WARRANTIES OF THE CUSTODIAN

       Custodian represents and warrants to the Fund that:

       1) it is a Massachusetts trust company duly organized and existing and in good standing under the laws of the Commonwealth of Massachusetts;

       2) it is empowered under applicable laws and by its charter and by-laws to enter into and perform the services Bet forth in this Contract, and all requisite corporate proceedings have been taken to authorize it to enter into and perform this Contract;

       3) it is duly authorized to act as a Custodian under the Investment Company Act of 1940; and

       4) it will annually provide the Fund with a copy of its third party letter from its independent auditors concerning reconciling items of the fund.

20.    SHAREHOLDER COMMUNICATIONS ELECTION

       Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the Rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Funds name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the Rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

       YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

       NO [ ] The Custodian is not authorized to release the Fund's name, address, and share positions.

       IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the 24th day of February, 1994.


ATTEST                              RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.


/s/ Timothy B. Parker               By /s/ Gary Schreyer
------------------------               -----------------------------------------


ATTEST                              STATE STREET BANK AND TRUST COMPANY



/s/ Janice M. Duffy                 By
------------------------               -----------------------------------------
                                          Executive Vice President

                                   SCHEDULE A

The following foreign banking institutions and foreign securities depositories have been approved by the Board of Directors of for use as sub-custodians for the fund's securities and other assets:

                   (insert banks and securities depositories)








Certified:


---------------------------------
Funds Authorized Officer


---------------------
Date:

                                   SCHEDULE B

The standard settlement periods for securities transactions in foreign markets for purposes of Section 9 of the Custodian Contract between RCM Strategic Global Government Fund, Inc. shall be as follows:


                  Country                             Settlement Period
                                                      (TD = Trade Date)

                                   SCHEDULE A
                                 17f-5 Approval

       The Board of Directors of RCM Strategic Global Government Fund, Inc.
has approved certain foreign banking institutions and foreign securities depositories within State Street's Global Custody Network for use as subcustodians for the Fund's securities, cash anal cash equivalents held outside of the United States. Board approval is as indicated by the Fund's Authorized
Officer:

    FUND OFFICER              COUNTRY                   SUBCUSTODIAN              CENTRAL DEPOSITORY
      INITIALS
         ____         Argentina                    Citibank, N.A.              Caja de Valores S.A.

         ____         Australia                    Westpac Banking             Austraclear Limited
                                                   Corporation
         ____         Austria                      GiroCredit Bank             Oesterreichische
                                                   Aktiengesellschaft der      Kontrollbank AG
                                                   Sparkassen
         ____         Bangladesh                   Standard Chartered Bank     None

         ____         Belgium                      Generale Bank               Caisse Interprofessionnelle
                                                                               de Depots et de Virements
                                                                               de Titres S.A. (CIK);

                                                                               Banque Nationale de
                                                                               Belgique

         ___          Brazil                       Citibank, N.A.              Bolsa de Valores de
                                                                               Sao Paulo (Bovespa);

                                                                               Banco Central do Brasil,
                                                                               Systema Especial de
                                                                               Liquidacao e Custodia
                                                                               (SELIC)

         ____         Canada                       Canada Trustco Mortgage     The Canadian Depository
                                                   Company                     for Securities Limited
                                                                               (CDS)

         ____         Chile                        Citibank, N.A.              None

         ____         China                        The Hong Kong and           Shanghai Securities
                                                   Shanghai Banking            Central Clearing and
                                                   Corporation Limited         Registration Corporation
                                                                               (SSCCRC);

                                                                               Shenzhen Securities
                                                                               Registrars Co., Ltd. and its

                                                                               designated agent banks

         ____         Colombia                     Cititrust Colombia S.A.     None
                                                   Sociedad Fiduciaria

         ____         Cyprus                       Barclays Bank PLC           None

         ____         Czech Republic               Ceskoslovenska              Stredisko Cennych Papiru
                                                   Obchodni Banka, A.S.        (SCP)

         ___          Denmark                      Den Danske Bank             Vaerdipapircentralen -
                                                                               The Danish Securities
                                                                               Center (VP)

         ____         Egypt                        National Bank of Egypt      None

         ____         Finland                      Kansallis-Osake-Pankki      The Central Share Register
                                                                               of Finland

         ____         France                       Banque Paribas              Societe
                                                                               Interprofessionnelle pour
                                                                               la Compensation des
                                                                               Valeurs Mobilieres
                                                                               (SICOVAM);

                                                                               Banque de France, Saturne
                                                                               System

         ____         Germany                      Berliner Handelsund         The Deutscher
                                                   Frankfurter Bank            Kassenverein AG

         ____         Greece                       National Bank of Greece     The Central Depository
                                                   S.A.                        (Apothetirio Titlon A.E.)

         ____         Hong Kong                    Standard Chartered Bank     The Central Clearing and
                                                                               Settlement System
                                                                               (CCASS)

         ____         Hungary                      Citibank Budapest Rt.       None

         ____         India                        The Hong Kong and           None
                                                   Shanghai Banking
                                                   Corporation Limited

         ____         Indonesia                    Standard Chartered Bank     None

         ____         Ireland                      Bank of Ireland             None;

                                                                               The Central Bank of
                                                                               Ireland, The Gift
                                                                               Settlement Office (GSO)

         ____         Israel                       Bank Hapoalim B.M.          The Clearing House of the
                                                                               Tel Aviv Stock Exchange

         ____         Italy                        Morgan Guaranty Trust       Monte Titoli S.p.A.;
                                                   Company
                                                                               Banca d'Italia

         ____         Japan                        Sumitomo Trust &            None;
                                                   Banking Co., Ltd.
                                                                               Bank of Japan Net System

         ____         Korea                        Bank of Seoul               None

         ____         Malaysia                     Standard Chartered Bank     None

         ____         Mexico                       Citibank,N.A.               S.D. INDEVAL, S.A. de
                                                                               C.V. (Instituto para el
                                                                               Deposito de Valores);

                                                                               Banco de Mexico

         ____         Morocco                      Banque Commerciale du       None
                                                   Maroc

         ____         Netherlands                  MeesPierson N.V.            Nederlands Centraal
                                                                               Instituut voor Giraal
                                                                               Effectenverkeer B.V.
                                                                               (NECIGEF)

         ____         New Zealand                  ANZ Banking Group (New      None;
                                                   Zealand) Limited
                                                                               Reserve Bank of New
                                                                               Zealand, Austraclear NZ

         ____         Norway                       Christiania Bauk og         Verdipapirsentralen - The
                                                   Kreditkasse                 Norwegian Registry of
                                                                               Securities (VPS)

         ____         Pakistan                     Deutsche Bank AG            None

         ____         Peru                         Citibank, N.A.              Caja de Valores (CAVAL)

         ____         Philippines                  Standard Chartered Bank     None

         ____         Poland                       Citibank Poland S.A.        The National Depository
                                                                               of Securities (Centrum
                                                                               Krajowego Depozytu
                                                                               Papierow Wartosciowych)

         ____         Portugal                     Banco Comercial             Central de Valores
                                                   Portugues                   Mobiliarios (Central)

         ____         Singapore                    The Development Bank of     The Central Depository
                                                   Singapore Ltd.              (Pte) Limited (CDP)

         ____         South Africa                 Standard Bank of South      None
                                                   Africa Limited

         ____         Spain                        Banco Santander, S.A.       Servicio de Compensacion
                                                                               y Liquidacion de Valores
                                                                               (SCLV);

                                                                               Banco de Espano,
                                                                               Anotaciones en Cuenta

         ____         Sri Lanka                    The Hong Kong and           The Central Depository
                                                   Shanghai Banking            System (Pvt) Limited
                                                   Corporation Limited

         ____         Sweden                       Skandinaviska Enskilda      Vardepapperscentralen
                                                   Banken                      - The Swedish Securities
                                                                               Register Center (VPC)

         ____         Switzerland                  Union Bank of               Schweizerische Effekten -
                                                   Switzerland                 Giro AG (SEGA)

         ____         Taiwan                       Central Trust of China      The Taiwan Securities
                                                                               Central Depository
                                                                               Company, Ltd. (TSCD)

         ____         Thailand                     Standard Chartered Bank     The Share Depository
                                                                               Center (SDC)

         ____         Turkey                       Citibank, N.A.              None

         ____         United Kingdom               State Street Bank and       None;
                                                   Trust Company
                                                                               The Bank of England

                                                                               The Central Gilts Office
                                                                               (CGO)

                                                                               The Central Moneymarkets
                                                                               Office (CMO)

         ____         Uruguay                      Citibank, N.A.              None

         ____         Venezuela                    Citibank, N.A.              None


         ____         Euroclear/State Street London Limited

         ____         Cedel/State Street London Limited

Certified by:



         ------------------------------                       ------
         Fund's Authorized Officer                            Date

                                                                       EXHIBIT I

                             SUBCUSTODIAN AGREEMENT

       AGREEMENT made this     day of       , 2001, between State Street Bank
and Trust company, A Massachusetts Trust Company (hereinafter referred to as the "Custodian"), having its principal place of business at 225 Franklin Street, Boston, MA, and (hereinafter referred to as the "Subcustodian"), a organized
under the laws of            and having an office at

       WHEREAS, Custodian has been appointed to act as Trustee, Custodian or Subcustodian of securities and monies on behalf of certain of its customers including, without limitation, collective investment undertakings, investment companies subject to the U.S. Investment Company Act of 1940, as amended, and employee benefit plans subject to the U.S. Employee Retirement Income Security Act of 1974, as amended;

       WHEREAS, custodian wishes to establish Account (the "Account") with the subcustodian to hold and maintain certain property for which Custodian is responsible as custodian: and

       WHEREAS, Subcustodian agrees to establish the account and to hold and maintain all Property in the Account in accordance with the terms and conditions herein sot forth.

       NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the Custodian and the Subcustodian agree as follows:

I.     THE ACCOUNT

       A. Establishment of the Account. Custodian hereby requests that subcustodian establish for each client of the Custodian an Account which shall be composed of:

            1. A Custody Account for any and all Securities (as hereinafter defined) from time to time received by Subcustodian therefor, and

            2. A Deposit Account for any and all Cash (as hereinafter defined) from time to time received by Subcustodian therefor.

       B. USE OF THE ACCOUNT. The Account shall be used exclusively to hold, acquire, transfer or otherwise care for, on behalf of Custodian as custodian and the customers of custodian and not for Custodian's own interest, Securities and such Cash or cash equivalents as are transferred to Subcustodian or as are received in payment of any transfer of, or as payment on, or interest on, or dividend from, any such Securities (herein collectively called "Cash").

       C. TRANSFER OF PROPERTY IN THE ACCOUNT. Beneficial ownership of the Securities and Cash in the Account shall be freely transferable without payment of money or value other than for sate custody and administration.

       D. OWNERSHIP AND SEGREGATION OF PROPERTY IN THE ACCOUNT. The ownership of the property in the Account, whether Securities, Cash or both, and whether any such property is held by Subcustodian in an Eligible Depository, shall be clearly recorded on Subcustodian's books as belonging to Custodian on behalf of custodian's customers, and not for custodian's own interest and, to the extent that Securities are physically held in the Account, such Securities shall also be physically segregated from the general assets of Subcustodian, the assets of custodian in its individual capacity and the assets of subcustodian's other customers. In addition, Subcustodian shall maintain such other records as may be necessary to identify the property hereunder as belonging to each Account.

       E. Registration of Securities in the Account- Securities which are eligible for deposit in a depository as provided for in Paragraph III may be maintained with the depository in an account for Subcustodian's customers, securities which are not held in a depository and that are ordinarily held in registered form will be registered in the name of Subcustodian or in the name of Subcustodian's nominee, unless alternate instructions are furnished by Custodian.

II.    SERVICES TO BE PROVIDED BY THE SUBCUSTODIAN

       The services Subcustodian will provide to Custodian and the manner in which such service will be performed will be as set forth below in this Agreement.

       A. SERVICES PERFORMED PURSUANT TO INSTRUCTIONS. All transactions involving the Securities and Cash in the Account shall be executed solely in accordance with Custodian's Instructions as that term is defined in Paragraph IV hereof, except those described in paragraph B below.

       B. SERVICES TO HE PERFORMED WITHOUT INSTRUCTIONS. Subcustodian will, unless it receives Instructions from Custodian to the contrary:

            1. COLLECT CASH. Promptly collect and receive all dividends, income, principal, proceeds from transfer and other payments with respect to property held in the Account, and present for payment all securities held in the Account which are called, redeemed or retired or otherwise become payable and all coupons and outer income items which call for payment upon presentation, and credit Cash receipts therefrom to the Deposit Account.

            2. EXCHANGE SECURITIES. Promptly exchange Securities where the exchange is purely ministerial including, without limitation, the exchange of temporary securities for those in definitive form and the exchange of warrants, or other documents of entitlement to Securities, for the Securities themselves.

            3. SALE OF RIGHTS AND FRACTIONAL INTERESTS. Whenever notification of a rights entitlement or a fractional interest resulting from a rights issue, stock dividend or stock split is received for the Account and such rights entitlement or fractional interest bears an expiration date, Subcustodian will promptly endeavor to obtain Custodian's Instructions, but should these not be received in time for Subcustodian to take timely action, Subcustodian is authorized to sell such rights entitlement ox fractional interest and to credit the Account.

            4. EXECUTE CERTIFICATES. Execute in Custodian's name for the Account, whenever Subcustodian deems it appropriate, such ownership and other certificates as may be required to obtain the payment of income from the securities held in the account.

            5. PAY TAXES AND RECEIVE REFUNDS. To pay or cause to be paid from the Account any and all taxes and levies in the nature of taxes imposed on the property in the Account by any governmental authority, and to take all steps necessary to obtain all tax exemptions, privileges or other benefits, including reclaiming and recovering any foreign withholding tax, relating to the Account and to execute any declaration, affidavits, or certificates of ownership which may be necessary in connection therewith.

            6. PREVENT LOSSES. Take such steps as may be reasonably necessary to secure or otherwise prevent the loss of, entitlements attached to or otherwise relating to property held in the Account.

       C.   ADDITIONAL SERVICES.

            1. TRANSMISSION OF NOTICES OF CORPORATE ACTION. By such means as will permit Custodian to take timely action with respect thereto, Subcustodian will promptly notify Custodian upon receiving notices or reports, or otherwise becoming aware, of corporate action affecting securities held in the Account (including, but not limited to, calls for redemption, mergers, consolidations, reorganizations, recapitalizations, tender offers, rights offerings, exchanges, subscriptions and other offerings) and dividend, interest and other income payments relating to such Securities.

            2. COMMUNICATIONS REGARDING THE EXERCISE OF ENTITLEMENTS. Upon request by Custodian, Subcustodian will promptly deliver, or cause any Eligible Depository authorized and Porting hereunder to deliver, to Custodian all notices, proxies, proxy soliciting materials and other communications that call or voting or the exercise of rights or other specific action (including material relative to legal proceedings intended to be transmitted to security holders) relating to Securities held in the Account to the extent received by Subcustodian or said Eligible Depository, such proxies or any voting instruments to be executed by the registered holder of the Securities, but without indicating the manner in which such Securities are to be voted.

            3. Monitor Financial Service. In furtherance of its obligations under this Agreement, Subcustodian will monitor a leading financial service with respect to announcements and other information respecting property held in the Account, including announcements and other information with respect to corporate action and dividend, interest and other income payments.

III.   USE OF SECURITIES DEPOSITORY

Subcustodian may, with the prior written approval of Custodian, maintain all or any part of the Securities in the Account with a securities depository or clearing agency which is incorporated or organized under the laws of a country other than the united states of America and is supervised or regulated by a government agency or regulatory authority in the foreign jurisdiction having authority over such depositories or agencies, and which operates (a) the central system for handling of designated securities or equivalent book entries in or
(b) a transnational system for
the central handling of securities or equivalent book entries (herein called "Eligible Depository"), provided however, that, while so maintained, such Securities shall he subject only to the directions of Subcustodian, and that Subcustodian duties, obligations and responsibilities with regard to such Securities shall be the same as if such Securities were held by Subcustodian on its premises.

IV.    CLAIMS AGAINST PROPERTY IN THE ACCOUNT

The property in the account shall not be subject to any right, charge, security interest, lien or claim of any kind (collectively "Charges") in favor of Subcustodian or any Eligible Depository or any creditor of Subcustodian or of any Eligible Depository except a claim for payment for such property's safe custody or administration in accordance with the terms of this Agreement. Subcustodian will immediately notify Custodian of any attempt by any party to assert any Charge against the property held in the Account and shall take all lawful actions to protect such property from such Charges until Custodian has had a reasonable time to respond to such notice.

V.     SUBCUSTODIAN'S WARRANT

Subcustodian represents and warrants that:

       (A) It is a branch of a "qualified U.S. bank" or an "eligible foreign custodian" as those terms are defined in Rule 17f-5 of the Investment Company Act of 1940, a copy of which is attached hereto as Attachment A (the "Rule"), and subcustodian shall immediately notify Custodian, in writing or by other authorized means, in the event that there appears to be a substantial likelihood that Subcustodian will cease to qualify under the Rule am currently in effect or as hereafter amended, or

       (B) it is the subject of an exemptive order issued by the United States securities and Exchange Commission which order permits Custodian to employ Subcustodian notwithstanding the fact that Subcustodian fails to qualify under the terms of the Rule, and Subcustodian shall immediately notify Custodian, in writing or by other authorized means, if for any reason it is no longer covered by such exemptive order.

Upon receipt of any such notification required (A) or (B) of this section, custodian may terminate this Agreement immediately without prior notice to Subcustodian.

VI.    Definitions

       A.    INSTRUCTIONS. The term "Instructions" means:

             1. instructions in writing signed by authorized individuals designated as such by Custodian)

             2.    telex or tested telex instructions of custodian;

             3. other forms of instructions in computer readable form as shall customarily be used for the transmission of like information, and

             4. such other forms of communication as from time to time may be agreed upon by Custodian and Subcustodian, which Subcustodian believes in good faith to have been given by Custodian or which are transmitted with proper testing or authentication pursuant to terms and conditions which Custodian may specify.

Unless otherwise expressly provided, all instructions shall continue in full force and affect until canceled or superseded. Subcustodian shall act in accordance with Instructions and shall not be liable for any act or omission in respect of any Instruction except in the case of willful default, negligence, fraud, bad faith, willful. misconduct, or reckless disregard of duties on the part of Subcustodian. Subcustodian in executing all Instructions will take relevant action in accordance with accepted industry practice and local settlement practice.

       B. ACCOUNT. The term "Account" means collectively the Custody Account, and the Deposit Account.

       C. SECURITIES. The term "Securities" includes, without limitation, stocks, shares, bonds, debentures, debt securities (convertible or non-convertible), notes, or other obligations or securities and any certificates, receipts, futures contracts, foreign exchange contracts, options, warrants, scrip or other instruments representing rights to receive, purchase or subscribe for the same, or evidencing or representing any other rights or interests therein, or in any property or assets.

VII.   MISCELLANEOUS PROVISIONS

       A. STATEMENTS REGARDING THE ACCOUNT. Subcustodian will supply Custodian with such statements regarding the Account as Custodian may request, including the identity and location of any Eligible Depository authorized and acting hereunder. In addition, Subcustodian will supply Custodian an advice or notification of any transfers of Securities to or from the Account indicating, as to Securities acquired for the Account, if applicable, the Eligible Depository having physical possession of such Securities.

       B. EXAMINATION OF BOOKS AND RECORDS. Subcustodian agrees that its books and records relating to the Account and subcustodian's actions under this Agreement shall be open to the physical, on-premises inspection and audit at reasonable times by officers of, auditors employed by or other representatives of custodian including (to the extent permitted under the law of the independent public accountants for any customer of Custodian whose property is being held hereunder and such books and records shall be retained for such period as shall be agreed upon by Custodian and Subcustodian.

As Custodian may reasonably request from time to time, Subcustodian will furnish its auditor's reports on its system of internal controls. and subcustodian will use its best efforts to obtain and furnish similar reports of any Eligible Depository authorized and acting hereunder.

       C. STANDARD OF CARE. In holding, maintaining, servicing and disposing of Property under this Agreement, and in fulfilling any other obligations hereunder, Subcustodian shall exercise the same standard of care that it exercises over its own assets, provided that Subcustodian shall exercise at least the degree of care and maintain adequate insurance as expected of a prudent professional subcustodian for hire and shall assume the burden of proving that it has exercised such care in its maintenance of Property held by Subcustodian in its Account. The maintenance of the Property in an Eligible Depository shall not affect Subcustodian's standard of care, and Subcustodian will remain as fully responsible for any loss or damage to such securities as if it had itself retained physical possession of them. Subcustodian shall also indemnify and hold harmless custodian and each of Custodian's customers from and against any loss, damage, cost, expense, liability or claim (including reasonable attorney's fees) arising out of or in connection with the improper or negligent performance or the nonperformance of the duties of Subcustodian.

Subcustodian shall be responsible for complying with ail provisions of the law of , or any other law, applicable to Subcustodian in connection with its duties hereunder, including (but not limited to) the payment of all transfer taxes or other taxes and compliance with any currency restrictions and securities laws in connection with its duties as Subeustodian.

       D. LOSS OF CASH OR SECURITIES. Subcustodian agrees that, in the even of any loss of Securities or Cash in the Account, Subcustodian will use its best efforts to ascertain the circumstances relating to such lose and will promptly report the same to Custodian and shall use every legal means available to it to effect the quickest possible recovery.

       E. COMPENSATION OF SUBCUSTODIAN. Custodian agrees to pay to Subcustodian from time to time such compensation for its services and such out-of-pocket or incidental expenses of Subcustodian pursuant to this Agreement as may be mutually agreed upon in writing from time to time.

       F. OPERATING REQUIREMENTS. The Subcustodian agrees to follow such operating Requirements as the Custodian may establish from time to time. A copy of the current Operating Requirements is attached as Attachment B to this Agreement.

       G. TERMINATION. This Agreement may be terminated by Subcustodian or Custodian on 60 days I written notice to the other party, sent by registered mail, provided that any such notice, whether given by Subcustodian or Custodian, shall be followed within 60 days by Instructions specifying the names of the persons to whom Subcustodian shall deliver the securities in the Account and to whom the Cash in the account shall be paid. If within 60 days following the giving of such notice of termination, Subcustodian does not receive such instructions, subcustodian shall continue to hold such securities and Cash subject to this Agreement until such Instructions are given. The obligations of the parties under this Agreement shall. survive the termination of this Agreement.

       H. NOTICES. Unless otherwise specified in this Agreement, all notices and communications with respect to matters contemplated by this Agreement shall be in writing, and delivered by mail, postage prepaid, telex, SWIFT, or other mutually agreed telecommunication methods to the following addresses (or to such other address as either party hereto may from time to time designate by notice duly given in accordance with this paragraph):

To Subcustodian:

To Custodian:       State Street Bank and Trust Company
                    Securities Operations
                    Network Administration
                    P.O. Box 1631
                    Boston, MA 02105

       I. CONFIDENTIALITY. Subcustodian and Custodian shall each use its bast efforts to maintain the confidentiality of the property in the Account and the beneficial owners thereof, subject, however, to the provisions of any laws, requiring disclosure. In addition, Subcustodian shall safeguard any test keys, identification codes or other security devices which Custodian shall make available to it. The Subcustodian further agrees it will not disclose the existence of this Agreement or any current business relationship unless compelled by applicable law or regulation or unless it has secured the Custodian's written consent.

       J. ASSIGNMENT. This Agreement shall not be assignable by either party but shall bind any successor in interest of Custodian and subcustodian respectively.

       K. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of To the extent inconsistent with this Agreement or Custodian's operating Requirements as attached hereto, Subcustodian's rules and conditions regarding accounts generally or custody accounts specifically shall not apply.

CUSTODIAN:      STATE STREET BANK AND TRUST COMPANY


By:
   ----------------------------

Date:
     --------------------------

AGREED TO BY SUBCUSTODIAN
By:
   ----------------------------

Date:
     --------------------------

                         AMENDMENT TO CUSTODIAN CONTRACT


       This Amendment to the Custodian Contract is made as of July 2, 2001 by and between RCM Strategic Global Government Fund, Inc. (the "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract referred to below.

       WHEREAS, the Fund and the Custodian entered into a Custodian Contract dated as of February 24, 1994 (as amended and in effect from time to time, the "Contract");

       WHEREAS, the Fund and the Custodian desire to amend certain provisions of the Contract to reflect the revisions to Rule 17f-5 ("Rule 17f-5") and the adoption of Rule 17f-7 ("Rule 17f-7") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

       WHEREAS, the Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of the Fund held outside of the United States.

       NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, pursuant to the terms thereof, as follows:


I. The amendment to the Contract relating to the 1997 revisions to Rule 17f-5 promulgated under the Investment Company Act of 1940 and dated July 15, 1998 is hereby deleted, and the parties hereto agree that it shall be and is replaced in its entirety by the provisions set forth below.


3.     PROVISIONS RELATING TO RULES 17f-5 AND 17f-7

3.1. DEFINITIONS. Capitalized terms in this Amendment shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC")), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

3.2.   THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

       3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by its Board of Directors (the "Board"), hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager of the Fund.

       3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the Fund's assets, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with
Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of the Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

       3.2.3  SCOPE OF DELEGATED RESPONSIBILITIES:

              (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1), as may be amended from time to time.

              (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall ensure that a written contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager is in place and shall determine that such contract satisfies the requirements of Rule 17f-5(c)(2), as may be amended from time to time.

              (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian under Rule 17f-5(c)(1) and (ii) the performance of the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

       3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board, or at its delegation, the Fund's investment adviser, shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Fund.

       3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred or at such times as the Board may reasonably request. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Fund described in this Section 3.2 promptly after the occurrence of the material change.

       3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF THE FUND. In performing the responsibilities delegated to it hereunder, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

       3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17f-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Fund.

       3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Fund shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Fund with respect to designated countries.

3.3    ELIGIBLE SECURITIES DEPOSITORIES.

       3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto, as amended from time to time, in accordance with section (a)(1)(i)(A) of Rule 17f-7, as amended from time to time, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

       3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in
Section 3.3.1.



4. DUTIES OF THE CUSTODIAN WITH RESPECT TO FUND PROPERTY HELD OUTSIDE THE UNITED STATES.

4.1 DEFINITIONS. Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means an entity that is an Eligible Securities Depository and is listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Fund the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Fund, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Fund which are maintained in such account shall identify those securities as belonging to the Fund and (ii), to the extent permitted by law in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country; provided that such foreign securities shall be withdrawn from a Foreign Securities System as soon as reasonably practicable if such Foreign Securities System no longer meets the requirements of Rule 17f-7..

4.4.   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

       4.4.1. DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Fund held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

       (i) upon the sale of such foreign securities for the Fund in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

       (ii) in connection with any repurchase agreement related to foreign securities;

       (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Fund;

       (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

       (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

       (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

       (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

       (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

       (ix) for delivery as security in connection with any borrowing by the Fund requiring a pledge of assets by the Fund;

       (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

       (xi)    in connection with the lending of foreign securities; and

       (xii) for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.


       4.4.2. PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the Fund in the following cases only:

       (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

       (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

       (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

       (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

       (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

       (vi) for payment of part or all of the dividends received in respect of securities sold short;

       (vii) in connection with the borrowing or lending of foreign securities; and

       (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.


       4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Fund and delivery of Foreign Assets maintained for the account of the Fund may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the Fund or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities, absent the Custodian's, such Foreign Sub-Custodian's or such nominee's negligence or wilful misconduct. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of the Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of the Fund with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Amendment to hold cash received by or from or for the account of the Fund. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Fund shall be entitled and shall credit such income, as collected, to the Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Fund (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Absent the negligence or wilful misconduct of the Custodian or a Foreign Sub-Custodian, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Fund at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and
(ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the election of the Fund, the Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund, or the Custodian as custodian of the Fund, by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund, or the Custodian as custodian of the Fund, by the tax law of countries other than the United States, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12. LIABILITY OF CUSTODIAN. Except as may arise from the Custodian's own negligence or willful misconduct, or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Foreign Sub-Custodian has otherwise acted with reasonable care.


II. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

                  [Remainder of page intentionally left blank.]

       IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.



WITNESSED BY:                   STATE STREET BANK and TRUST COMPANY




/s/ Raelene S. LaPlante         By:    /s/ Ronald E. Logue
-----------------------                -----------------------------------------
Raelene S. LaPlante             Name:  Ronald E. Logue
V.P. & Assoc. Counsel           Title: Vice Chairman and Chief Operating Officer



WITNESSED BY:                   RCM STRATEGIC GLOBAL GOVERNMENT FUND, INC.




/s/ Karin L. Brotman            By:    /s/ Robert J. Goldstein
--------------------                   -----------------------------------------
*[name]                         Name:  Robert J. Goldstein
[title]                         Title: Secretary

                                                                      SCHEDULE A

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                  SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES


COUNTRY               SUBCUSTODIAN                    NON-MANDATORY DEPOSITORIES

Argentina             Citibank, N.A.

Australia             Westpac Banking Corporation

Austria               Erste Bank der
                      Oesterreichischen Sparkasen
                      AG

Bahrain               British Bank of the Middle
                      East (as delegate of The
                      Hongkong and Shanghai
                      Banking Corporation Limited)

Bangladesh            Standard Chartered Bank

Belgium               Gencrale Bank

Bermuda               The Bank of Bermuda Limited

Bolivia               Banco Boliviano Americano S.A.

Botswana              Barclays Bank of Botswana
                      Limited

Brazil                Citibank, N.A.

Bulgaria              ING Bank N.V.

Canada                Canada Trustco Mortgage
                      Company

Chile                 Citibank, N.A.

People's Republic     The Hongkong and Shanghai
of China              Banking Corporation
                      Limited, Shanghai and
                      Shenzhen branches

Columbia              Cititrust Colombia S.A.
                      Sociedad Fiduciaria

Croatia               Privredana banka Zagreb
                      d.d

Cyprus                Barclays Bank Plc., Cyprus
                      Offshore

COUNTRY               SUBCUSTODIAN                    NON-MANDATORY DEPOSITORIES

                      Banking Unit

Czech Republic        Ceskoslovenska Obchondni
                      Banka, A.S.

Denmark               Den Danske Bank

Ecuador               Citibank, N.A.

Egypt                 National Bank of Egypt

Estonia               Hansabank

Finland               Merita Bank Ltd.

France                Banque Paribas

Germany               Dresdner Bank AG

Ghana                 Barclays Bank of Ghana
                      Limited

Greece                National Bank of Greece
                      S.A.

Hong Kong             Standard Chartered Bank

Hungary               Citibank Budapest Rt.

Iceland               Icebank Limited

India                 Deutsche Bank AG; The
                      Hongkong and Shanghai
                      Banking Corporation
                      Limited

Indonesia             Standard Chartered Bank

Ireland               Bank of Ireland

Israel                Bank Hapoalim B.M.

Italy                 Banque Paribas

Ivory Coast           Societe Generale de
                      Banques en Cote d'Ivoire

COUNTRY               SUBCUSTODIAN                    NON-MANDATORY DEPOSITORIES

Jamaica               Scotiabank Jamaica Trust
                      and Merchant Bank Limited

Japan                 The Daiwa Bank Limited;         Japan Securities
                      The Fuji Bank, Limited          Depository Center

Jordan                British Bank of the Middle
                      East (as delegate of The
                      Hongkong and Shanghai
                      Banking Corporation
                      Limited)

Kenya                 Barclays Bank of Kenya
                      Limited

Republic of Korea     The Hongkong and Shanghai
                      Banking Corporation Limited

Latvia                JSC Hansabank-Latvija

Lebanon               British Bank of the Middle
                      East (as delegate of The
                      Hongkong and Shanghai
                      Banking Corporation
                      Limited)

Lithuania             Vilniaus Bankas AB

Malaysia              Standard Chartered Bank
                      Malaysia Berhad

Mauritius             The Hongkong and Shanghai
                      Banking Corporation Limited

Mexico                Citibank Mexico, S.A.

Morocco               Banque Commerciale du Maroc

Namibia               (via) Standard Bank of
                      South Africa

The Netherlands       MeesPierson N.V.

New Zealand           ANZ Banking Group

                      (New Zealand) Limited

COUNTRY               SUBCUSTODIAN                    NON-MANDATORY DEPOSITORIES

Norway                Christiania Bank og
                      Kreditkasse

Oman                  British Bank of the Middle
                      East (as delegate of The
                      Hongkong and Shanghai
                      Banking Corporation Limited)

Pakistan              Deutsche Bank AG

Peru                  Citibank, N.A.

Philippines           Standard Chartered Bank

Poland                Citibank (Poland) S.A. Bank
                      Polska Kasa Opiekl S.A.

Portugal              Banco Comercial Portugues

Romania               ING Bank, N.V.

Russia                Credit Suisse First Boston
                      AO, Moscow (as delegate of
                      Credit Suisse First Boston,
                      Zurich)

Singapore             The Development Bank of
                      Singapore Limited

Slovak Republic       Ceskoslovenska Obchodna
                      Banka, A.S.

Slovenia              Banka Creditanstalt d.d.

South Africa          Standard Bank of South
                      Africa Limited

Spain                 Banco Santander

Sri Lanka             The Hongkong and Shanghai
                      Banking Corporation Limited

Swaziland             Standard Bank Swaziland
                      Limited

COUNTRY               SUBCUSTODIAN                    NON-MANDATORY DEPOSITORIES

Sweden                Skandinaviska Enskilda
                      Banken

Switzerland           UBS AG

Taiwan - R.O.C.       Central Trust of China

Thailand              Standard Chartered Bank

Trinidad & Tobago     Republic Bank Limited

Tunisia               Banque Internationale Arabe
                      de Tunisle

Turkey                Citibank, N.A.
                      Ottoman Bank

United Kingdom        State Street Bank and Trust
                      Company London Branch

Uruguay               Citibank, N.A.

Venezuela             Citibank, N.A.

Zambia                Barclays Bank of Zambia
                      Limited

Zimbabwe              Barclays Bank of Zimbabwe
                      Limited

Euroclear (the Euroclear System)

Cedel (Cedel Bank, societe anonyme)

INTERSETTLE (for EASDAQ Securities)

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


                 COUNTRY                             MANDATORY DEPOSITORIES

Argentina                                   Caja de Valores S.A.

Australia                                   Austraclear Limited

                                            Reserve Bank Information and
                                            Transfer System

Austria                                     Oesterreichische Kontrollbank AG
                                            (Wertpapiersammelbank Division)

Belgium                                     Caisse Interprofessionnelle de
                                            Depots et de Virements de Titres
                                            S.A.

                                            Banque Nationale de Belgique

Brazil                                      Caixa de Liquidacao de Sao Paulo,
                                            (Calispa)

                                            Bolsa de Valores de Rio de Janeiro
                                            All SSB CLIENTS PRESENTLY USE
                                            CALISPA

                                            Central de Custodia e de Liquidacao
                                            Financeira de Titulos

                                            Banco Central do Brasil, Systema
                                            Especial de Liquidacao e Custodia
Bulgaria                                    Central Depository AD

                                            Bulgarian National Bank

Canada                                      The Canadian Depository for
                                            Securities Limited

People's Republic of China                  Shanghai Securities Central Clearing
                                            and Registration Corporation

                                            Shenzhen Securities Central Clearing
                                            Co., Ltd.

Croatia                                     Ministry of Finance


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
6/28/98

                                            National Bank of Croatia

Czech Republic                              Stredisko cennych papiru

Denmark                                     Vaerdipapircentralen - The Danish
                                            Securities Center (VP)

Egypt                                       Misr Company for Clearing,
                                            Settlement, and Central Depository

Estonia                                     Eesti Vaartpabcrite
                                            Keskdepositoorium

Finland                                     The Finnish Central Securities
                                            Depository

France                                      Societe Interprofessionnelle pour la
                                            Compensation des Valeurs Mobilieres

Germany                                     Deutsche Borse Clearing AG

Greece                                      The Central Securities Depository
                                            S.A. (Apothetirion Titlon A.E.)

Hong Kong                                   The Central Clearing and Settlement
                                            System

                                            Central Money Markets Unit

Hungary                                     The Central Depository and Clearing
                                            House (Budapest) Ltd. (KELER)
                                            [MANDATORY FOR GOV'T BONDS ONLY;
                                            SSB DOES NOT USE FOR OTHER
                                            SECURITIES]

India                                       The National Securities Depository
                                            Limited

Indonesia                                   Bank of Indonesia

Ireland                                     The Central Bank of Ireland
                                            Securities Settlement Office


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
6/28/98

Israel                                      The Clearing House of the Tel Aviv
                                            Stock Exchange

                                            Bank of Israel

Italy                                       Monte Titoli S.p.A.

                                            Banca d'Italia

Jamaica                                     The Jamaican Central Securities
                                            Depository

Japan                                       Bank of Japan Net System

Kenya                                       Central Bank of Kenya

Republic of Korea                           Korea Securities Depository
                                            Corporation

Latvia                                      The Latvian Central Depository

Lebanon Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (MIDCLEAR) S.A.L.

                                            The Central Bank of Lebanon

Lithuania                                   The Central Securities Depository of
                                            Lithuania

Malaysia                                    The Malaysian Central Depository
                                            Sdn. Bhd.

                                            Bank Negara Malaysia

                                            Scripless Securities Trading and
                                            Safekeeping System

Mauritius                                   The Central Depository & Settlement
                                            Co. Ltd.

Mexico                                      S.D. INDEVAL, S.A. de C.V.
                                            (Instituto para el Deposito de
                                            Valores)

Morocco                                     Maroclear


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
6/28/98

                                            (pending publication of enabling
                                            legislation in the Moroccan
                                            government Gazette)

The Netherlands                             Nederlands Centraal Instituut voor
                                            Giraal Effectenverkeer B.V.
                                            (NECIGEF)

                                            De Nederlandsche Bank N.V.

New Zealand                                 New Zealand Central Securities
                                            Depository Limited

Norway                                      Verdipapirsentralen (The Norwegian
                                            Registry of Securities)

Oman                                        Muscat Securities Market

Pakistan                                    Central Depository Company of
                                            Pakistan

Peru                                        Caja de Valores y Liquidaciones S.A.
                                            (CAVALI)

Philippines                                 The Phillippines Central Depository
                                            Inc.

                                            The Book-Entry-System of Bangko
                                            Sentral og Pilipinas (the central
                                            bank)

                                            The Registry of Scripless Securities
                                            of the Bureau of the Treasury

Poland The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowych)

                                            Central Treasury Bills Registrar

Portugal                                    Central de Valores Mobiliarios
                                            (Central)


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
6/28/98

Romania                                     National Securities Clearing,
                                            Settlement and Depository Co.

                                            Bucharest Stock Exchange

Singapore                                   The Central Depository (Pte) Limited

                                            Monetary Authority of Singapore

Slovak Republic                             Stredisko Cennych Papierov

                                            National Bank of Slovakia

Slovenia                                    Klirinsko Depotna Druzba d.d.

South Africa                                The Central Depository Limited

Spain                                       Servicio de Compensacion y
                                            Liquidacion de Valores, S.A.

                                            Banco de Espana, Anotaciones en
                                            Cuenta

Sri Lanka                                   Central Depository System (Pvt)
                                            Limited

Sweden                                      Vardepapperscentralen (the Swedish
                                            Central Securities Depository)

Switzerland                                 Schweizerische Effekten - Giro AG

Taiwan - R.O.C.                             The Taiwan Securities Central
                                            Depository Company, Ltd.

Thailand                                    Thailand Securities Depository
                                            Company Limited


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
6/28/98

Tunisia                                     STICODEVAM

                                            Central Bank of Tunisia

                                            Tunisian Treasury

Turkey                                      Takas ve Saklama Bankasi A.S.
                                            (TAKASBANK)

United Kingdom                              The Bank of England

                                            The Central Gilts Office (CGO)

                                            The Central Moneymarkets Office

Uruguay                                     Central Bank of Uruguay

Venezuela                                   The Central Bank of Venezuela

Zambia                                      Lusaka Central Depository Bank of
                                            Zambia








* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
6/28/98

                                                                      SCHEDULE C

                               MARKET INFORMATION


PUBLICATION/TYPE OF INFORMATION               BRIEF DESCRIPTION
-------------------------------               -----------------
(FREQUENCY)

THE GUIDE TO CUSTODY IN WORLD MARKETS         An overview of safekeeping and
-------------------------------------         settlement practices and
(annually):                                   procedures in each market in which
                                              State Street Bank and Trust
                                              Company offers custodial services.

THE DEPOSITORY REVIEW (annually):             Information relating to the
                                              operating history and structure of
                                              depositories located in the
                                              markets in which State Street Bank
                                              and Trust Company offers custodial
                                              services, including transnational
                                              depositories.

Legal Opinions (annually):                    With respect to each market in
                                              which State Street Bank and Trust
                                              Company offers custodial services,
                                              opinions relating to whether local
                                              law restricts (I) access of a
                                              fund's independent public
                                              accountants to books and records
                                              of a Foreign Sub-Custodian or
                                              Foreign Securities System, (ii)
                                              the Fund's ability to recover in
                                              the event of bankruptcy or
                                              insolvency of a Foreign
                                              Sub-Custodial or Foreign
                                              Securities System, (iii) the
                                              Fund's ability to recover in the
                                              event of a loss by a Foreign
                                              Sub-Custodian or Foreign
                                              Securities System, and (iv) the
                                              ability of a foreign investor to
                                              convert cash and cash equivalents
                                              to U.S. dollars.

Network Bulletins (weekly):                   Developments of interest to
                                              investors in the markets in which
                                              State Street Bank and Trust
                                              Company offers custodial services.

Foreign Custody Advisories (as necessary):    With respect to markets in which
                                              State Street Bank and Trust
                                              Company offers custodial services
                                              which exhibit special custody
                                              risks, developments which may
                                              impact State Street's ability to
                                              deliver expected levels of
                                              service.

                                                                      EXHIBIT 6



             [LETTERHEAD OF BALLARD SPAHR ANDREWS & INGERSOLL, LLP]




                                                                     File Number
                                                                        882043

                                 August 13, 2001


RCM Strategic Global Government Fund, Inc.
Four Embarcadero Center
San Francisco, California  94111

      Re: Registration Statement on Form N-14
          -----------------------------------

Ladies and Gentlemen:

          We have served as Maryland counsel to RCM Strategic Global Government Fund, Inc., a Maryland corporation ("RCS Fund"), in connection with certain matters of Maryland law arising out of the issuance by RCS Fund of up to 4,567,416 shares (the "Shares") of common stock, par value $0.00001 per share, of RCS Fund (the "Common Stock") to holders of shares of common stock of Dresdner RCM Global Strategic Income Fund, Inc., a Maryland corporation ("DSF Fund"), in connection with the merger (the "Merger") of DSF Fund with and into RCS Fund, pursuant to the Agreement and Plan of Merger and Contingent Liquidation, dated as of August 2, 2001 (the "Merger Agreement"), as described in the above-referenced Registration Statement (the "Registration Statement"), filed with the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"). Capitalized terms used but not defined herein shall have the meanings given to them in the Registration Statement.

          In connection with our representation of RCS Fund, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the "Documents"):

          1. The charter of RCS Fund (the "Charter"), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the "SDAT");

RCM Strategic Global Government Fund, Inc.
August 13, 2001
Page 2

          2. The Bylaws of RCS Fund, certified as of the date hereof by an officer of RCS Fund;

          3. A certificate of the SDAT as of a recent date as to the good standing of RCS Fund;

          4. Resolutions adopted by the Board of Directors of RCS Fund relating to the approval of the Merger, the Merger Agreement and the issuance of the Shares, certified as of the date hereof by an officer of RCS Fund;

          5. The Merger Agreement, certified as of the date hereof by an officer of RCS Fund;

          6. A certificate executed by an officer of RCS Fund, dated the date hereof; and

          7. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth below, subject to the assumptions, limitations and qualifications stated herein.

          In expressing the opinion set forth below, we have assumed the following:

          1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

          2. Each individual executing any of the Documents on behalf of a party (other than RCS Fund) is duly authorized to do so.

          3. Each of the parties (other than RCS Fund) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

          4. Any Documents submitted to us as originals are authentic. Any Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all such Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

          5. The Board of Directors and the stockholders of DSF Fund will take all action necessary to validly approve the Merger under Maryland law. Articles of Merger relating to the Merger will be filed by RCS Fund and DSF Fund with, and accepted for record by, the SDAT prior to the issuance of the Shares.

RCM Strategic Global Government Fund, Inc.
August 13, 2001
Page 3

          Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

          1. RCS Fund is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

          2. The Shares have been duly authorized and, when and if issued in accordance with the resolutions of the Board of Directors of RCS Fund authorizing their issuance and the Merger Agreement, the Shares will be (assuming that, upon issuance, the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock that RCS Fund is then authorized to issue under the Charter) validly issued, fully paid and nonassessable.

          The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability of or compliance with the Investment Company Act of 1940, as amended, or any federal or state securities laws, including the securities laws of the State of Maryland.

          The opinion expressed herein is limited to the matters specifically set forth herein and no other opinion shall be inferred beyond the matters expressly stated. We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

          This opinion is being furnished to you for submission to the Commission as an exhibit to the Registration Statement. Accordingly, it may not be relied upon by, quoted in any manner to, or delivered to any other person or entity without, in each instance, our prior written consent. We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the 1933 Act.

                                                Very truly yours,

                                            /s/ Ballard, Spahr Andrews
                                                & Ingersoll, LLP

                                                                       EXHIBIT 7





                       [letterhead of Sullivan & Cromwell]

                                                                 August 13, 2001




Dresdner RCM Global Strategic Income Fund, Inc.,
Four Embarcadero Center,
San Francisco, California 94111.


Ladies and Gentlemen:

                  We have acted as counsel to Dresdner RCM Global Strategic Income Fund, Inc., a Maryland corporation ("DSF Fund"), in connection with the planned merger of DSF Fund with and into RCM Strategic Global Government Fund, Inc., a Maryland corporation ("RCS Fund"), pursuant to the Agreement and Plan of Merger and Contingent Liquidation, dated as of August 2, 2001, by and between RCS Fund and DSF Fund (the "Agreement"). We render this opinion to you in connection with the registration of the common stock of RCS Fund to be issued in connection with the Merger. All capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement.

                  For purposes of this opinion, we have reviewed the Agreement and such other documents and matters of law and fact as we have considered necessary or appropriate, and we have assumed, with your consent, the following:

                  (i) The Merger will be completed in the manner set forth in the Agreement and the Proxy Statement/Prospectus of DSF Fund and RCS Fund (the "Proxy/Prospectus").

                  (ii) The representations contained in the letters of representation from DSF Fund and RCS Fund to us both dated August 13, 2001, will be true and complete on the Merger Date.

                  On the basis of the foregoing, and our consideration of such other matters of fact and law as we have deemed necessary or appropriate, it is our opinion, under presently applicable U.S. federal income tax law, that:

                  (i) the acquisition by RCS Fund of DSF Fund solely in exchange for Merger Shares and the assumption by RCS Fund of liabilities of DSF Fund, all pursuant to the plan of reorganization, constitutes a reorganization within the meaning of Section 368(a) of the Code and DSF Fund and RCS Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (ii) under Section 361 of the Code, no gain or loss will be recognized by DSF Fund upon the transfer of DSF Fund's assets and the assumption of its liabilities by RCS Fund in exchange for Merger Shares;

                  (iii) under Section 354 of the Code, no gain or loss will be recognized by stockholders of DSF Fund upon the conversion of their shares of DSF Fund into Merger Shares;

                  (iv) under Section 358 of the Code, the aggregate basis of the Merger Shares received by DSF Fund stockholders will be the same as the aggregate basis of DSF Fund shares converted into such Merger Shares;

                  (v) under Section 1223(1) of the Code, the holding periods of the Merger Shares received by the stockholders of DSF Fund will include the holding periods of DSF Fund shares converted into such Merger Shares, provided that at the time of the reorganization DSF Fund shares are held by such stockholders as capital assets;

                  (vi) under Section 1032 of the Code, no gain or loss will be recognized by RCS Fund upon the receipt of assets of DSF Fund in exchange for Merger Shares and the assumption by RCS Fund of the liabilities of DSF Fund;

                  (vii) under Section 362(b) of the Code, the basis in the hands of RCS Fund of the assets of DSF Fund transferred to RCS Fund will be the same as the basis of such assets in the hands of DSF Fund immediately prior to the transfer; and

                  (viii) under Section 1223(2) of the Code, the holding periods of the assets of DSF Fund in the hands of RCS Fund will include the holding periods during which such assets were held by DSF Fund.

The tax consequences described above may not be applicable to financial institutions, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting, persons that are otherwise required to use a mark-to-market method of accounting, persons who hold DSF Fund common stock as part of a "straddle," "hedge" or "conversion" transaction, or persons who acquired or acquire shares of DSF Fund common stock pursuant to the exercise of employee stock options or otherwise as compensation.

                  We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to us under the heading "Information about the Merger - Federal Income Tax Consequences" in the Prospectus/Proxy Statement. In giving such consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                                      Very truly yours,

                                                  /s/ Sullivan & Cromwell

                                                                       EXHIBIT 8

                                               Dresdner RCM Global Investors LLC
                                                         Four Embarcadero Center
                                                    San Francisco, CA 94111-4189
                                                             Phone: 415-954-5400
                                                                Fax:415-954-8200



August 2, 2001

Board of Directors
RCM Strategic Global Government Fund, Inc.


Dear Sirs:

         Reference is made to the Agreement and Plan of Merger dated as of August 2, 2001 (the "Merger Agreement") between RCM Strategic Global Government Fund, Inc. ("RCS Fund") and Dresdner RCM Global Strategic Income Fund, Inc. ("DSF Fund"). This letter is being delivered to RCS Fund by Dresdner RCM Global Investors LLC ("Dresdner RCM"), on its own behalf, in order to facilitate the consummation of the merger transaction provided for in the Merger Agreement (the "Merger") and in consideration of the benefits to Dresdner RCM from the Merger. Capitalized terms used but not defined in this letter are used herein as defined in the Merger Agreement.

         1. In addition to the expense reimbursement obligations of DSF Fund pursuant to the Merger Agreement, Dresdner RCM hereby agrees:

          (a) to reimburse RCS Fund for all RCS Fund Expenses up to a maximum amount of forty thousand dollars (US $40,000) in the event that the Merger is not consummated by reason of (i) DSF Fund's being relieved of its obligation to consummate the Merger by reason of the nonfulfillment of any condition to such obligation referred to in Section 9 of the Merger Agreement, including a failure to obtain the requisite majority vote of the RCS Fund stockholders but excluding a failure to obtain the requisite majority vote of the DSF Fund stockholders to approve the Merger; and/or (ii) a Termination With Cause; and

         (b) to reimburse RCS Fund for all Joint Expenses up to a maximum amount of forty thousand dollars (US $ 40,000) in the event that the Merger is not consummated by reason of the failure to obtain the requisite majority vote of the DSF Fund stockholders to approve the Merger.

         2. Dresdner RCM hereby agrees to waive during the twelve months immediately following the consummation of the Merger such portion of the investment management fee payable to Dresdner RCM by RCS Fund pursuant to an investment management agreement dated as of June 14, 1996, as may be necessary to ensure that the Projected Total Expenses of RCS

Fund shall be at least seventy-five thousand dollars ($75,000) more than the Pro Forma Total Expenses of RCS Fund. For purposes of this paragraph, "Projected Total Expenses" shall mean the product of (x) the expense ratio of RCS Fund's estimated fixed expense items (including, without limitation, legal, audit, accounting and regulatory compliance expenses) and estimated variable expense items (including, without limitation, management, administrative, custody and transfer agency fees) for fiscal year 2002, assuming that the Merger had not been consummated, as shown in Column A of Exhibit A hereto, and
(y) the aggregate value of RCS Fund's assets immediately following consummation of the Merger; and "Pro Forma Total Expenses" shall mean RCS Fund's estimated fixed expense items (including, without limitation, legal, audit, accounting and regulatory compliance expenses) and estimated variable expense items (including, without limitation, management, administrative, custody and transfer agency fees) calculated based on the total value of RCS Fund's assets immediately following the consummation of the Merger (in each case using the same assumptions as used to calculate the Projected Total Expenses and covering the twelve month period immediately following the consummation of the Merger), together with incremental Merger-related legal and other costs and expenses actually incurred by RCS Fund.

         3. Dresdner RCM hereby agrees that, following the consummation of the Merger, it will receive from RCS Fund an investment management fee at a rate of 0.75% (rather than 0.95%) per annum with respect to the value of all assets in excess of the value of RCS Fund's assets at the Valuation Time.

         4. Dresdner RCM hereby represents and warrants to RCS Fund that the information furnished or approved by Dresdner RCM for use in the Registration Statement, the Prospectus or the Proxy Statements, including, without limitation, information with respect to the investment policies and restrictions of RCS Fund contained therein, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         5. Dresdner RCM hereby agrees to provide RCS Fund within 30 days following the Merger Date a list setting forth the respective federal income tax bases of the DSF Fund portfolio securities acquired by RCS Fund in the Merger.

         6. Dresdner RCM hereby represents and warrants to RCS Fund that (i) for the period from November 1, 1999 to the Merger Date, DSF Fund at all times has qualified for taxation as a regulated investment company under Sections 851 and 852 of the Internal Revenue Code of 1986, as amended; (ii) DSF Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 2001 and those that DSF Fund shall have advised RCS Fund at or prior to the Valuation Time were incurred by DSF Fund subsequent to April 30, 2001, whether or not incurred in the ordinary course of business; and (iii) the list of portfolio securities and their respective tax costs provided to RCS Fund pursuant to paragraph 5 hereof fairly presents the federal income tax basis of such assets.

         7. Dresdner RCM will indemnify and hold harmless the RCS Indemnified Parties against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the RCS Indemnified Parties in connection with, arising out of, resulting from or based upon a breach of any representation, warranty or covenant of Dresdner RCM contained in this letter. The RCS Indemnified Parties will notify Dresdner RCM in writing within ten days after the receipt by any one or more of the RCS Indemnified Parties of any notice of legal process or any suit brought against or claim made against such RCS Indemnified Party as to any matters covered by this indemnification or within ten days of having discovered any loss or expense arising out of or based upon a breach of a representation, warranty or covenant of Dresdner RCM contained in this letter. Dresdner RCM shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this paragraph, or, if it so elects, to assume at its expense by counsel satisfactory to the RCS Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Dresdner RCM elects to assume such defense, the RCS Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Dresdner RCM 's obligation under this paragraph to indemnify and hold harmless the RCS Indemnified Parties shall constitute a guarantee of payment so that Dresdner RCM will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this paragraph without the necessity of the RCS Indemnified Parties' first paying the same.

         8. Dresdner RCM hereby agrees that the representations, warranties and covenants set forth in this letter shall survive the consummation of the Merger.

         9. Dresdner RCM hereby agrees that the terms of this letter, including the indemnification provided for in paragraph 7 hereof, shall be governed by the internal laws of the State of Maryland, without regard to conflict-of-laws principles.

Sincerely,
Dresdner RCM Global Investors LLC

/s/ Luke D. Knecht
------------------
Luke D. Knecht
Managing Director

                                                                       EXHIBIT 9

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Proxy Statement/Prospectus and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of our reports dated December 11, 2000 and March 16, 2001, relating to the financial statements and financial highlights which respectively appear in the October 31, 2000 Annual Report to Shareholders of Dresdner RCM Global Strategic Income Fund, Inc. and the January 31, 2001 Annual Report to Shareholders of RCM Strategic Global Government Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights and Senior Securities," "Independent Auditors of the Funds," and "Other Service Providers" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
August 10, 2001

                                                                      EXHIBIT 10

                                POWER OF ATTORNEY

         We, the undersigned Directors of RCM Strategic Global Government Fund, Inc. (the "Fund"), hereby severally constitute and appoint Luke D. Knecht and Joseph B. Kittredge, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacity indicated below, the Registration Statement on Form N-14 relating to the proposed merger of Dresdner RCM Global Strategic Income Fund, Inc. with and into the Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


         WITNESS my hand and seal on the date set forth below.



SIGNATURE                           TITLE                       DATE


______________________              Director               June __, 2001
Francis E. Lundy


/s/ James M. Whitaker               Director               June 22, 2001
---------------------                                           --
James M. Whitaker


______________________              Director               June __, 2001
Gregory S. Young

                                POWER OF ATTORNEY

         We, the undersigned Directors of RCM Strategic Global Government Fund, Inc. (the "Fund"), hereby severally constitute and appoint Luke D. Knecht and Joseph B. Kittredge, Jr., and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacity indicated below, the Registration Statement on Form N-14 relating to the proposed merger of Dresdner RCM Global Strategic Income Fund, Inc. with and into the Fund and any and all amendments (including post-effective amendments) to said Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


         WITNESS my hand and seal on the date set forth below.



SIGNATURE                           TITLE                            DATE


/s/ Francis E. Lundy                Director                    June 17, 2001
--------------------                                                 --
Francis E. Lundy


______________________              Director                    June __, 2001
James M. Whitaker


______________________              Director                    June __, 2001
Gregory S. Young